Direct Dial: (212) 912-7450

                                                     November 5, 1997


BY EDGAR

Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Attention: Filing Desk

 Re: Residential Funding Mortgage Securities I, Inc. Registration Statement on
     Form S-3 relating to Mortgage Pass-Through Certificates, to be combined with Registration Statement 333-4846 pursuant to Rule 429

Ladies and Gentlemen:

                  On behalf of Residential Funding Mortgage Securities I, Inc. (the "Registrant"), we have caused to be filed with you electronically under EDGAR, the captioned registration statement on Form S-3. In addition, we have been advised that payment of the filing fee, in the amount of $303.03, has been made to you today by the Registrant by wire transfer in federal same day funds.

                  The primary objective of the above-captioned Registration Statement is to regis ter an additional $1,000,000 of Certificates, to be combined with the remaining amount registered under the Registrant's existing Registration Statement No. 333-4846, and to make various changes to update the descriptions of the Registrant's programs as well as the tax and other legal matters disclosure. Separate hard copies, marked to show changes from the previ ous base prospectus have been sent to the examiners.

Securities and Exchange Commission
November 5, 1997
                  If you require any additional information, please call the undersigned at the above number, Jeff Muehlgay at 212-912-7856 or David Ansel at 212-912-7881. Please acknowledge receipt of this letter and the enclosures by date-stamping the enclosed copy of this letter and returning it in the self addressed stamped envelope.


                                                     Very truly yours,


                                                     /s/ Stephen S. Kudenholdt

                                                     Stephen S. Kudenholdt
Enclosures

cc:

Charles A. Sjoquist
Branch Chief
Division of Corporation Finance
Branch 11
Mail Stop 7-2
Washington, D.C. 20549

Edward M. Kelly, Esq.
Division of Corporation Finance
Branch 11
Mail Stop 7-2
Washington, D.C. 20549

                           REGISTRATION NO. 333-_____


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
        (Exact name of registrant as specified in governing instruments)

                                    Delaware
                            (State of Incorporation)

                                  (75-2006294)
                     (I.R.S. Employer Identification Number)

                         8400 Normandale Lake Boulevard
                          Minneapolis, Minnesota 55437
                                 (612) 832-7000
   (Address and telephone number of Registrant's principal executive offices)

                           Bruce J. Paradis, President
                 Residential Funding Mortgage Securities I, Inc.
                         8400 Normandale Lake Boulevard
                          Minneapolis, Minnesota 55437
                                 (612) 832-7000
            (Name, address and telephone number of agent for service)



                                   Copies to:


                            Robert L. Schwartz, Esq.
                            GMAC Mortgage Corporation
                            3031 West Grand Boulevard
                             Detroit, Michigan 48232

Stephen S. Kudenholdt, Esq.                    Katherine I. Crost, Esq.
Paul D. Tvetenstrand, Esq.                  Orrick, Herrington & Sutcliffe
  Thacher Proffitt & Wood                          666 Fifth Avenue
  Two World Trade Center                     New York, New York 10103-0001
 New York, New York 10048


      Approximate date of commencement of proposed sale to the public: From time to time on or after the effective date of this Registration Statement, as determined by market conditions.

      If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]_________________

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [
]-----------------

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                               CALCULATION OF REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Proposed                 Proposed
                                                                     Maximum                  Maximum
                                             Amount                  Offering                Aggregate                  Amount of
    Title of Securities Being           to be Registered              Price                   Offering                Registration
           Registered                         (1)                  Per Unit (2)              Price (2)                   Fee (1)








-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Pass-Through                      $1,000,000                  100%                  $1,000,000                 $ 303.03
Certificates (Issuable in Series)
-----------------------------------------------------------------------------------------------------------------------------------

(1) $1,858,769,198.45 aggregate principal amount of Mortgage Pass-Through Certificates registered by the Registrant under Registration Statement No. 333-4846 referred to below and not previously sold are consolidated in this Registration Statement pursuant to Rule 429. All registration fees in connection with such unsold amount of Mortgage Pass-Through Certificates have been previously paid by the Registrant under the foregoing Registration Statement. Accordingly, the total amount registered under the Registration Statement as so consolidated as of the date of this filing is $1,859,769,198.45.

(2)       Estimated solely for the purpose of calculating the registration fee.


                          -----------------------------

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.

Pursuant to Rule 429 of the Securities Act of 1933, the prospectus which is part of this Registration Statement is a combined prospectus and includes all the information currently required in a prospectus relating to the securities covered by Registration Statement No. 333- 4846 previously filed by the Registrant. This Registration Statement which relates to $1,859,769,198.45 aggregate principal amount of Mortgage Pass-Through Certificates, constitutes Post-Effective Amendment No. 1 to Registration Statement 333-4846.

                                EXPLANATORY NOTE

    This Registration Statement includes (i) a basic prospectus, (ii) an illustrative form of prospectus supplement for use in an offering of Mortgage Pass-Through Certificates consisting of senior and subordinate certificate classes ("Version 1") and (iii) an illustrative form of prospectus supplement for use in an offering of Mortgage Pass-Through Certificates which provides for credit support in the form of a letter of credit ("Version 2").

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This preliminary prospectus supplement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                                    VERSION 1


                              SUBJECT TO COMPLETION
            PRELIMINARY PROSPECTUS SUPPLEMENT DATED NOVEMBER 5, 1997

                             PROSPECTUS SUPPLEMENT
                    (TO PROSPECTUS DATED ____________, 19__)

                                $----------------

                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
                                     COMPANY

                         RESIDENTIAL FUNDING CORPORATION
                                 MASTER SERVICER

               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 19__-S_

                  $__________            ____%       Class A-1 Certificates
                  $__________            ____%       Class A-2 Certificates
                  $________              ____%       Class A-3 Certificates
                  $__________            ____%       Class A-4 Certificates
                  $__________            ____%       Class A-5 Certificates
                  $__________            ____%       Class A-6 Certificates
                  $______ Variable Rate  Class A-7 Certificates

                  The Series 19__-S__ Mortgage Pass-Through Certificates offered hereby (the "Senior Certificates") will consist of seven classes: (i) Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, (ii) Class A-5 Certificates (the "Fixed Strip Certificates"),
(iii) Class A-6 Certificates and (iv) Class A-7 Certificates (the "Variable Strip Certificates"). In addition to the Senior Certificates, the Series 19__-S_ Mortgage Pass-Through Certificates will also consist of two classes of subordinate certificates which are designated as the Class M Certificates and Class B Certificates (together, the "Subordinate Certificates") and two classes of residual certificates which are designated as the Class R-I Certificates and Class R-II Certificates (the "Residual Certificates" and, together with the Senior Certificates and the Subordinate Certificates, the "Certificates"). Only the Senior Certificates are offered hereby.

         INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES

SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

         The Senior Certificates in the aggregate will evidence an initial undivided interest of approximately _____% in a trust fund (the "Trust Fund") consisting primarily of a pool of certain conventional fixed-rate one- to four-family first mortgage loans (the "Mortgage Loans") to be deposited by Residential Funding Mortgage Securities I, Inc. (the "Company") into the Trust Fund for the benefit of the Certificateholders. Certain characteristics of the Mortgage Loans are described herein under "Description of the Mortgage Pool."

         Distributions on the Senior Certificates will be made on the 25th day of each month or, if such day is not a business day, then on the next business day, commencing on ____________, 19__ (each, a "Distribution Date"). As more fully described herein, interest distributions on the Senior Certificates will be based on the Certificate Principal Balance thereof (or the Notional Amount (as defined herein) in the case of the Variable Strip Certificates) and the then applicable Pass-Through Rate thereof, which will be variable for the Variable Strip Certificates and fixed for all other classes of Certificates. Distributions in respect of principal of the Senior Certificates will be allocated among the various classes of the Senior Certificates as described herein under "Description of the Certificates--Principal Distributions." The rights of the holders of the Subordinate Certificates to receive distributions with respect to the Mortgage Loans will be subordinated to the rights of the holders of the Senior Certificates. Certain losses incurred due to defaults on the Mortgage Loans and not covered by the Subordinate Certificates will be allocated on a pro rata basis between the Class A-1, Class A-5 and Class A-6 Certificates (the "Tiered Certificates") and the Class A-2, Class A-3, Class A-4 and Variable Strip Certificates. Any such losses so allocated to the Tiered Certificates will be allocated first to the Class A-6 Certificates until the Certificate Principal Balance thereof is reduced to zero, and then on a pro rata basis to the Class A-1 Certificates and Class A-5 Certificates.

         The yield to maturity on the Senior Certificates will depend on the rate of payment of principal (including prepayments, defaults and liquidations) on the Mortgage Loans. The Mortgage Loans may be prepaid in full or in part at any time without penalty. The yield to investors on the Senior Certificates will be adversely affected by any shortfalls in interest collected on the Mortgage Loans due to prepayments, liquidations or otherwise. The yield to investors on the Variable Strip Certificates and, in particular, on the Fixed Strip Certificates, will be extremely sensitive to the rate of principal payments (including prepayments) and defaults on the Mortgage Loans and may fluctuate significantly over time. A rapid rate of principal payments on the Mortgage Loans could result in the failure of such investors to recover their initial investments. See "Certain Yield and Prepayment Considerations" herein and "Yield Considerations" in the Prospectus.

         There is currently no secondary market for the Senior Certificates. __________________________________ (the "Underwriter") intends to make a secondary market in the Senior Certificates, but is not obligated to do so. There can be no assurance that a secondary market for the Senior Certificates will develop or, if it does develop, that it will continue. The Senior Certificates will not be listed on any securities exchange.

         It is a condition of the issuance of the Senior  Certificates that they
be   rated    "___"   by    _____________________________    and    "____"    by
____________________________________.

         As described herein, two separate "real estate mortgage investment conduit" ("REMIC") elections will be made in connection with the Trust Fund for federal income tax purposes. Each class of Senior Certificates will constitute "regular interests" in the related REMIC. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.

         PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE SENIOR CERTIFICATES. THE SENIOR CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE COMPANY, THE MASTER SERVICER, GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR AFFILIATES. NEITHER THE SENIOR CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE COMPANY, THE MASTER SERVICER, GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR AFFILIATES.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT
PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING.  ANY
REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         For a discussion of significant matters affecting investments in the Senior Certificates, see "Risk Factors" in the Prospectus commencing on page _.

         The Senior Certificates will be purchased from the Company by the Underwriter and will be offered by the Underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The proceeds to the Company from the sale of the Senior Certificates will be equal to _________% of the initial aggregate principal balance of the Senior Certificates, plus accrued interest thereon from ___________ 1, 19__ (the "Cut-off Date"), net of any expenses payable by the Company. The Senior Certificates are offered by the Underwriter subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to certain other conditions. The Underwriter reserves the right to withdraw, cancel or modify such offer and to reject any order in whole or in part. It is expected that delivery of the Senior Certificates will be made on or about ____________, 19__ at the office of __________________________________, _______________,
_____________________ against payment therefor in immediately available funds.

                              [Name of Underwriter]
                         [Date of Prospectus Supplement]

         THE SENIOR CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT CONSTITUTE PART OF A SEPARATE SERIES OF CERTIFICATES BEING OFFERED BY THE COMPANY PURSUANT TO ITS PROSPECTUS DATED ____________, 19__, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. SALES OF THE SENIOR CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

         UNTIL __________, 19__, ALL DEALERS EFFECTING TRANSACTIONS IN THE SENIOR CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                     SUMMARY

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus. Capitalized terms used herein and not otherwise defined herein have the meanings assigned in the Prospectus.

     Title     of     Securities...................................     Mortgage
Pass-Through Certificates, Series 19__-S__.

     Company...............................................  Residential Funding
Mortgage Securities I, Inc. (the "Company"), an affiliate of Residential Funding Corporation, and an indirect wholly- owned subsidiary of GMAC Mortgage Group, Inc. ("GMAC Mortgage"). See "The Company" in the Prospectus.

     Master Servicer.......................................  Residential Funding
Corporation (the "Master Servicer" or "Residential Funding"), an affiliate of the Company and an indirect wholly-owned subsidiary of GMAC Mortgage. See "Pooling and Servicing Agreement--The Master Servicer" herein and "Residential Funding Corporation" in the Prospectus.

     Trustee...............................................
_____________________, ______________________ (the "Trustee").

     Cut-off   Date.........................   ____________  1,19__.

     Delivery   Date....................   On   or   about____________, 19__.

     Denominations.........................................      The      Senior
Certificates will be offered in registered form, in minimum denominations of $______ (or $_____ in the case of a Fixed Strip Certificate or a Variable Strip Certificate) and integral multiples of $_____ in excess thereof.

     The Mortgage  Pool.....................................  The Mortgage  Pool
will consist of a pool of fixed-rate, fully amortizing, level monthly payment mortgage loans (the "Mortgage Loans") with an aggregate principal balance as of the Cut-off Date of approximately
[616107.1] 10/28/97 10:10am  [16069-00418]

$___________. The Mortgage Loans are secured by first liens on one- to four-family residential real properties (each, a "Mortgaged Property"). The Mortgage Loans have terms to maturity of not more than __ years from the date of origination or modification, and a weighted average remaining term to maturity of approximately ___ months as of the Cut-off Date. The Mortgage Loans will bear interest at Mortgage Rates of at least ____% per annum but not more than _____% per annum, with a weighted average Mortgage Rate of approximately _______% per annum as of the Cut-off Date. For a further description of the Mortgage Loans, see "Description of the Mortgage Pool" herein.

     The   Senior    Certificates...............................    The   Senior
Certificates evidence an initial interest of approximately _____% in a trust fund (the "Trust Fund") consisting primarily of the Mortgage Pool. The Senior Certificates will have the following Pass-Through Rates and Certificate Principal Balances as of the Cut-off Date:

Class A-1 Certificates          ____%            $__________
Class A-2 Certificates          ____%            $__________
Class A-3 Certificates          ____%            $__________
Class A-4 Certificates          ____%            $__________
Class A-5 Certificates          ____%            $__________
Class A-6 Certificates          ____%            $__________
Class A-7 Certificates          Variable Rate    $__________

     ......................................................      The      Senior
Certificates will be issued pursuant to a Pooling and Servicing Agreement, to be dated as of the Cut-off Date, among the Company, the Master Servicer, and the Trustee (the "Pooling and Servicing Agreement").

     Pass-Through  Rate on the Senior  Certificates.............................
The Pass-Through Rate on all classes of the Senior Certificates, other than the Variable Strip Certificates, is fixed. The Pass-Through Rate on the Variable Strip Certificates on each

                                       -8-
Distribution Date will equal the weighted aver age, as determined on the Due Date in the month preceding the month in which such Distribution Date occurs, of the Pool Strip Rates on each of the Mortgage Loans. The Pool Strip Rate on each Mortgage Loan is equal to the Net Mortgage Rate thereon minus ____%. The Net Mortgage Rate on each Mortgage Loan is equal to the Mortgage Rate thereon minus the rate per annum at which the related master and primary servicing fees accrue (the "Servicing Fee Rate"). The Pool Strip Rates on the Mortgage Loans range between _% and _____%. The initial Pass-Through Rate on the Variable Strip Certificates is approximately _____%.

     Interest  Distributions................................   Holders  of  each
class of Senior Certificates will be entitled to receive distributions in an amount equal to the Accrued Certificate Interest (as defined below) on such class on each Distribution Date, to the extent of the Available Distribution Amount (as defined herein) for such Distribution Date.

     ......................................................  With respect to any
Distribution Date, Accrued Certificate Interest will be equal to (a) in the case of each class of Senior Certificates, other than the Variable Strip Certificates, one month's interest accrued on the Certificate Principal Balance of the Certificates of such class, at the Pass-Through Rate on such class, and
(b) in the case of the Variable Strip Certificates, one month's interest accrued on the Notional Amount (as defined below) of the Variable Strip Certificates at the then applicable Pass-Through Rate on such class for such Distribution Date; in each case less any interest shortfalls not covered by the Subordination (as defined herein), including any Prepayment Interest Shortfall (as defined herein and allocated as described herein) and interest shortfalls relating to the Relief Act (as defined herein), if any, for such Distribution Date.

     ......................................................  The Notional Amount
of the Variable Strip Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes, including the Subordinate Certificates, as of such date.

     ......................................................   If  the  Available
Distribution Amount for any Distribution Date is less than the aggregate amount of Accrued Certificate Interest required to be distributed on the Senior Certificates on such date (the "Senior Interest Distribution Amount"), the shortfall will be allocated among each affected class as described herein (the portion of such shortfall so allocated to the Tiered Certificates (as defined herein) will be allocated first to the Class A-6 Certificates to the extent described herein), and will be distributable to holders of the Certificates of such classes on subsequent Distribution Dates, to the extent of available funds. Any such amount so carried forward will not bear interest.

     Principal   Distributions...............................   Holders  of  the
Senior Certificates will be entitled to receive on each Distribution Date, in the manner and priority set forth herein, to the extent of the portion of the Available Distribution Amount remaining after the Senior Interest Distribution Amount is distributed to the holders of the Senior Certificates, a distribution allocable to principal which will, as more fully described herein, include (i) the Senior Percentage (as defined below) of scheduled principal payments due on the Mortgage Loans and of the principal portion of any unscheduled collections of principal (other than mortgagor prepayments and amounts received in connection with a Final Disposition (as defined herein) of a Mortgage Loan described

                                      -10-
in clause (ii) below), including repurchases of the Mortgage Loans, (ii) in connection with the Final Disposition of a Mortgage Loan that did not incur any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses (as defined herein), an amount equal to the lesser of (a) the Senior Percentage of the Stated Principal Balance (as defined herein) of such Mortgage Loan and (b) the Senior Accelerated Distribution Percentage (as defined herein) of the related collections, including any Insurance Proceeds and Liquidation Proceeds, to the extent applied as recoveries of principal; (iii) the Senior Accelerated Distribution Percentage (as defined below) of mortgagor prepayments and (iv) the Excess Subordinate Principal Amount (as defined herein), if any, for such Distribution Date. Distributions in respect of principal of the Senior Certificates on any Distribution Date will be allocated to the classes then entitled to such distributions, as described herein. See "Description of the Certificates--Principal Distributions" herein.

     ......................................................      The      Senior
Percentage initially will be approximately _____% and will be recalculated after each Distribution Date as described herein to reflect the entitlement of the holders of the Senior Certificates to subsequent distributions allocable to principal. The Senior Accelerated Distribution Percentage for each Distribution Date occurring during the first five years after the Delivery Date will equal ___%. Commencing in ___________ 19__, the Senior Accelerated Distribution Percentage will decline annually, subject to certain limitations, in accordance with the schedule described herein until, commencing in ___________, it will equal the then applicable Senior Percentage; however, the Senior Accelerated Distribution Percentage will be 100% for any Distribution Date on which the then applicable Senior Percentage is greater than the initial Senior Percentage. See "Description of the Certificates--Allocation of Losses; Subordination" herein.

     Advances..............................................  The Master Servicer
is required to make advances ("Advances") in respect of delinquent payments of principal and interest on the Mortgage Loans, subject to the limitations described herein. See "Description of the Certificates--Advances" herein and in the Prospectus.

     Allocation of Losses;  Subordination.......................................
Neither the Senior Certificates nor the Mortgage Loans are insured or guaranteed by any governmental agency or instrumentality or by the Company, the Master Servicer, GMAC Mortgage or any affiliate thereof. Subject to the limitations set forth below, Realized Losses on the Mortgage Loans will be allocated to the Subordinate Certificates prior to allocation to the Senior Certificates. The subordination provided by the Subordinate Certificates will cover Realized Losses on the Mortgage Loans from Defaulted Mortgage Losses, Special Hazard Losses, Fraud Losses and Bankruptcy Losses (each as defined in the Prospectus). The aggregate amounts of Realized Losses which may be allocated to the Subordinate Certificates to cover Special Hazard Losses, Fraud Losses and Bankruptcy Losses are initially limited to $__________, $_________ and $_______, respectively. All of the foregoing amounts are subject to periodic reduction as described herein. In the event the Certificate Principal Balance of the Subordinate Certificates is reduced to zero, all additional losses will be borne by the Senior Certificateholders. In addition, any Special Hazard Losses, Fraud Losses and Bankruptcy Losses, in excess of the respective amounts of coverage therefor will be borne by the holders of Senior Certificates and Subordinate

Certificates on a pro rata basis. Any Default Losses (as defined herein) incurred on the Mortgage Loans and not covered by the Subordinate Certificates will be allocated on a pro rata basis between the Class A-1, Class A-5 and Class A-6 Certificates (the "Tiered Certificates") and the Class A-2, Class A-3, Class A-4 and Variable Strip Certificates. Any such losses so allocated to the Tiered Certificates will be allocated first to the Class A-6 Certificates until the Certificate Principal Balance thereof is reduced to zero and then on a pro rata basis to the Class A-1 Certificates and the Class A-5 Certificates. However, the credit enhancement provided to the Class A-1 Certificates and Class A-5 Certificates by the Class A-6 Certificates will in no event cover Special Hazard Losses, Bankruptcy Losses or Fraud Losses. Because principal distributions are paid to certain classes of Senior Certificates before other classes, holders of classes of Senior Certificates having a later priority of payment bear a greater risk of such losses than holders of classes of Senior Certificates having earlier priorities for distribution of principal. See "Description of the Certificates--Allocation of Losses; Subordination" herein.

     Subordinate   Certificates..............................    The   Class   M
Certificates and Class B Certificates (together, the "Subordinate Certificates") have aggregate initial Certificate Principal Balances of approximately $__________ and $__________, respectively and a Pass-Through Rate of ____%. The Subordinate Certificates are not being offered hereby. The Company expects that the Subordinate Certificates will be privately placed directly or indirectly with one or more institutional investors.

     Residual    Certificates.................................    The   Residual
Certificates are designated as the Class R-I and Class R-II Certificates. The Residual Certificates have no Certificate

Principal Balance and no Pass-Through Rate. Absent any delinquencies or losses on the Mortgage Loans, holders of the Class R-I Certificates will receive monthly distributions equal to interest at ____% per annum on the Certificate Principal Balance of the Variable Strip Certificates. In addition, the Residual Certificates represent the right to receive certain distributions, if any, of amounts which are in excess of the amounts required to be distributed to all other classes of Certificates, including the Subordinate Certificates, following the retirement of all of the Senior Certificates and the Subordinate Certificates. The Residual Certificates are not being offered hereby.

     ......................................................  Residential Funding
initially will retain the Residual Certificates; however, the Residual Certificates may be sold at any time in accordance with the terms of the Pooling and Servicing Agreement.

     Optional  Termination..................................  At its option,  on any Distribution Date when the principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, the Master Servicer or the Company may (i) purchase from the Trust Fund all remaining Mortgage Loans and other assets thereof, and thereby effect early retirement of the Certificates or (ii) purchase in whole but not in part, the Certificates other than the Residual Certificates. See "Pooling and Servicing Agreement--Termination" herein and "The Pooling and Servicing Agreement--Termination; Retirement of Certificates" in the Prospectus.
Special Prepayment

     Considerations......................................  The rate of principal payments on the Senior Certificates collectively will depend on the rate and timing of principal payments (including prepayments, defaults and

                                      -14-
liquidations) on the Mortgage Loans. As is the case with mortgage-backed securities generally, the Senior Certificates are subject to substantial inherent cash-flow uncertainties because the Mortgage Loans may be prepaid at any time. Generally, when prevailing interest rates are increasing, prepayment rates on mortgage loans tend to decrease, resulting in a reduced return of principal to investors at a time when reinvestment at such higher prevailing rates would be desirable. Conversely, when prevailing interest rates are declining, prepayment rates on mortgage loans tend to increase, resulting in a greater return of principal to investors at a time when reinvestment at comparable yields may not be possible.

     ......................................................  [The multiple class structure of the Senior Certificates results in the allocation of prepayments among certain classes as follows [to be included as appropriate]:]

     ...................................................... [Sequentially paying classes: [All] classes of the Senior Certificates are subject to various priorities for payment of principal as described herein. Distributions on classes having an earlier priority of payment will be immediately affected by the prepayment speed of the Mortgage Loans early in the life of the Mortgage Pool. Distributions on classes with a later priority of payment will not be directly affected by the prepayment speed until such time as principal is distributable on such classes; however, the timing of commencement of principal distributions and the weighted average lives of such classes will be affected by the prepayment speed experienced both before and after the commencement of principal distributions on such classes.]
     ......................................................  [PAC  Certificates:
Principal distributions on the PAC Certificates will be payable in amounts determined based on schedules as described herein, provided that the prepayment speed of the Mortgage Loans each month remains between approximately ___% SPA and ___% SPA. However, as discussed herein, actual principal distributions may be greater or less than the described amounts. If the prepayment speed of the Mortgage Loans is consistently higher than ____% of SPA, then the Companion Certificates will be retired before all of the PAC Certificates are retired, and the rate of principal distributions and the weighted average lives of the remaining PAC Certificates will become significantly more sensitive to changes in the prepayment speed of the Mortgage Loans and principal distributions thereon will be more likely to deviate from the described amounts.]

     ......................................................  [TAC  Certificates:
Principal distributions on the TAC Certificates would be payable in amounts determined based on schedules as described herein, if the prepayment speed of the Mortgage Loans were to remain at a constant level of approximately ___% SPA. However, as discussed herein, actual principal distributions are likely to deviate from the described amounts, because it is highly unlikely that the actual prepayment speed of the Mortgage Loans each month will remain at or near ___% SPA. If the Companion Certificates are retired before all of the TAC Certificates are retired, the rate of principal distributions and the weighted average lives of the remaining TAC Certificates will become significantly more sensitive to changes in the prepayment speed of the Mortgage Loans, and principal distributions thereon will be more likely to deviate from the described amounts.]
     ......................................................           [Companion
Certificates: Because of the application of amounts available for principal distributions among the Senior Certificates in any given month, first to the [PAC] [TAC]

Certificates up to the described amounts and then to the Companion Certificates, the rate of principal distributions and the weighted average lives of the Companion Certificates will be extremely sensitive to changes in the prepayment speed of the Mortgage Loans. The weighted average lives of the Companion
Certificates will be significantly more sensitive to changes in the prepayment speed than that of either the [PAC] [TAC] Certificates or a fractional undivided interest in the Mortgage Loans.]
     ......................................................       [Subordination
features: As described herein, during certain periods all or a disproportionately large percentage of principal prepayments on the Mortgage Loans will be allocated among the Senior Certificates, and during certain periods none or a disproportionately small percentage (or, as compared to the Class [B] Certificates during certain periods, a disproportionately large percentage) of such prepayments will be distributed on the Class [M]
Certificates. As a result, the weighted average lives of the Class [M] Certificates will be extended and, as a relative matter, the subordination afforded the [Senior] Certificates by the Class [M] Certificates (together with the Class [B] Certificates) will be increased. [Similar descriptions to be added to other classes with subordination features.]]
     ......................................................  See "Description of
the Certificates - Principal Distributions on the Senior Certificates," ["- Principal Distributions on the Class M Certificates"] and "Certain Yield and Prepayment Considerations" herein, and "Maturity and Prepayment Considerations" in the Prospectus.
     Special  Yield   Considerations......................................   The
yield to maturity on each respective class of the Senior Certificates will depend on the rate and timing of principal payments (including prepayments, defaults and liquidations) on the Mortgage Loans and the allocation thereof (and of any losses on the Mortgage Loans) to reduce the Certificate Principal Balance (or Notional Amount) of such class, as well as other factors such as the Pass-Through Rate (and any adjustments thereto) and the purchase price for such Certificates. The yield to investors on any class of Senior Certificates will be adversely affected by any allocation thereto of prepayment interest shortfalls on the Mortgage Loans, which are expected to result from the distribution of interest only to the date of prepayment (rather than a full month's interest) in connection with prepayments in full, and the lack of any distribution of interest on the amount of any partial prepayments.

     ......................................................  In  general,  if  a class of Senior Certificates is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of Senior Certificates is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that originally anticipated.

     ......................................................      The      Senior
Certificates were structured based on a number of assumptions, including a prepayment assumption of ___% SPA and weighted average lives corresponding thereto as set forth herein under "Special Prepayment Considerations." The yield assumptions for the respective classes that are to be offered hereunder will vary as determined at the time of sale.
[616107.1] 10/28/97 10:10am  [16069-00418]

     ......................................................  [The multiple class structure of the Senior Certificates causes the yield of certain classes to be particularly sensitive to changes in the prepayment speed of the Mortgage Loans and other factors, as follows [to be included as appropriate]:]

     ......................................................  [Interest strip and inverse floater classes: The yield to investors on the [identify classes] will be extremely sensitive to the rate and timing of principal payments on the Mortgage Loans (including prepayments, defaults and liquidations), which may fluctuate significantly over time. A rapid rate of principal payments on the Mortgage Loans could result in the failure of investors in the [identify interest strip and inverse floater strip classes] to recover their initial investments, and a slower than anticipated rate of principal payments on the Mortgage Loans could adversely affect the yield to investors on the [identify non-strip inverse floater classes].]
     ......................................................    [Variable   Strip
Certificates: In addition to the foregoing, the yield on the Variable Strip Certificates will be materially adversely affected to a greater extent than the yields on the other Senior Certificates if the Mortgage Loans with higher Mortgage Rates prepay faster than the Mortgage Loans with lower Mortgage Rates, because holders of the Variable Strip Certificates generally have rights to relatively larger portions of interest payments on the Mortgage Loans with higher Mortgage Rates than on Mortgage Loans with lower Mortgage Rates.]

     ......................................................   [Adjustable   rate
(including inverse floater) classes: The yield on the [identify floating rate classes] will be sensitive, and the yield on the [identify inverse floater classes] will be extremely sensitive, to fluctuations in the level of [the index]. The Pass-Through Rate on the [identify inverse floater classes] will vary inversely with, and at a multiple of, [the index].]

     ......................................................   [Inverse   floater
companion classes: In addition to the foregoing, in the event of relatively low prevailing interest rates (including [the index]) and relatively high rates of principal prepayments over an extended period, while investors in the [identify inverse floater companion classes] may then be experiencing a high current yield on such Certificates, such yield may be realized only over a relatively short period, and it is unlikely that such investors would be able to reinvest such principal prepayments on such Certificates at a comparable yield.]

     ......................................................       [Subordination
features: The yield to maturity on the Class [M] Certificates will be extremely sensitive to losses due to defaults on the Mortgage Loans (and the timing thereof), to the extent such losses are not covered by the Class [B] Certificates, because the entire amount of such losses (rather than a pro rata portion thereof) will be allocable to the Class [M] Certificates, as described herein. [Similar descriptions to be added for other classes with subordination
     features.]]          ......................................................
[Residual Certificates: Holders of the Residual Certificates are entitled to receive distributions of principal and interest as described herein; however, holders of such Certificates may have tax liabilities with respect to their Certificates during the early years of their term that substantially exceed the principal and interest payable thereon during such periods. [In addition, such distributions will be reduced to the extent that they are subject to United
     States          federal          income         tax          withholding.]]
 ......................................................  See  "Certain  Yield and
Prepayment   Considerations"  [,  especially  "-__________

Yield Considerations," "-__________ Yield Considerations" and "-Additional Yield Considerations Applicable Solely to the Residual Certificates" and "Certain Federal Income Tax Consequences"] herein, and "Yield Considerations" in the Prospectus.

     Certain Federal Income Tax Consequences....................................
Two separate REMIC elections will be made with respect to the Trust Fund. Upon the issuance of the Senior Certificates, _______ _______________, counsel to the Company, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, "REMIC I" and "REMIC II" will each qualify as a REMIC under Sections 860A through 860G of the Internal Revenue Code of 1986 (the "Code").
     ...................................................... The assets of "REMIC
I" will consist of the Mortgage Loans and the other assets in the Trust Fund. The Uncertificated REMIC I Regular Interest A (as defined below), Uncertificated REMIC I Regular Interest B (as defined below), Class A-2, Class A-3, Class A-4, Variable Strip and Subordinate Certificates will be regular interests in REMIC I and will be treated as debt instruments of REMIC I for federal income tax purposes. The Uncertificated REMIC I Regular Interest A has a principal balance equal to the aggregate Certificate Principal Balance of the Class A-1 and Class A-5 Certificates and bears interest thereon at the rate of ____% per annum. The Uncertificated REMIC I Regular Interest B has a principal balance equal to the aggregate Certificate Principal Balance of the Class A-6 Certificates and bears interest thereon at the rate of ____% per annum. The Class R-I Certificates will be the "residual interests" in REMIC I.

                                      -21-
     ...................................................... The assets of "REMIC
II" will consist of the Uncertificated REMIC I Regular Interest A and Uncertificated REMIC I Regular Interest B. The Class A-1, Class A-5 and Class A-6 Certificates will be regular interests in REMIC II and will be treated as debt instruments of REMIC II for federal income tax purposes. The Class R-II Certificates will be the "residual interests" in REMIC II.

     ......................................................   The  Fixed   Strip
Certificates and Variable Strip Certificates will be treated for federal income tax reporting purposes as having been issued with original issue discount. If the method for computing original issue discount described in the Prospectus results in a negative amount for any period, a Fixed Strip Certificateholder and a Variable Strip Certificateholder will be permitted to offset such amounts only against the respective future income from such Fixed Strip Certificate or Variable Strip Certificate, as the case may be. Although uncertain, a Fixed Strip Certificateholder and a Variable Strip Certificateholder may be permitted to deduct a loss to the extent that their respective remaining basis in such Fixed Strip Certificate or Variable Strip Certificate exceeds the maximum amount of future payments to which such Fixed Strip Certificateholder and Variable Strip Certificateholder are entitled, assuming no further prepayments of the Mortgage Loans. The prepayment assumption that will be used in determining the rate of accrual of market discount and original issue discount for federal income tax purposes will be equal to ___% SPA (as defined herein). No representation is made that the Mortgage Loans will prepay at that rate or at any other rate.
     ......................................................      For     further
information regarding the federal income tax consequences of investing in the Senior Certificates, see "Certain Federal

Income Tax Consequences" herein and in the Prospectus.

     ERISA  Considerations..................................  A fiduciary of any employee benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code should review carefully with its legal advisors whether the purchase or holding of Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code. It is not clear whether (a) a Fixed Strip Certificate or a Variable Strip Certificate, as interests representing a nominal amount of principal, (b) any Certificate, to the extent representing the right to receive payments of principal and interest only after such receipt by other classes of Certificates, (c) a Class A-1, Class A-5 or Class A-6 Certificate, as an interest in a Tiered REMIC (as defined in the Prospectus), or (d) a Class A-6 Certificate, to the extent that Realized Losses are allocated to such
Certificates prior to any such allocation to other classes of Senior Certificates, would be a "mortgage pool pass-through certificate" for purposes of PTCE 83-1 as described in the Prospectus. In addition, because it is not clear that the Class A-6 Certificates will qualify for the foregoing prohibited transaction exemption (or any other exemption that might be available), because such Certificates are subject to the allocation of Realized Losses prior to the allocation thereof to other classes of Senior Certificates, transfers of the Class A-6 Certificates to any plan as described above will not be registered unless the transferee provides an opinion of counsel satisfactory to the Master Servicer, the Company and the Trustee that the purchase of the Class A-6 Certificates by or on behalf of such plan is permissible under applicable law and will not subject the Master Servicer, the Company or the Trustee to any obligation in addition to those undertaken in the Pooling and Servicing Agreement. See "ERISA Considerations" in the Prospectus.

     Rating................................................ It is a condition of the issuance of the Senior Certificates that they be rated "___" by ________ ________________ and "___" by _________________________. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not address the frequency of prepayments of Mortgage Loans, or the corresponding effect on yield to investors. The rating of the Fixed Strip Certificates or Variable Strip Certificates does not address the possibility that the holders of such Certificates may fail to fully recover their initial investment. See "Certain Yield and Prepayment Considerations" and "Rating" herein and "Yield Considerations" in the Prospectus.

     Legal    Investment......................................     The    Senior
Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") so long as they are rated in at least the second highest rating category by one of the Rating Agencies, and, as such, are legal investments for certain entities to the extent provided in SMMEA. SMMEA provides that states may override its provisions on legal investment and restrict or condition investment in mortgage related securities, by taking statutory action prior to October 3, 1991. Certain states have enacted, and other states may enact, legislation which overrides the preemption provisions of SMMEA. See "Legal Investment Matters" in the Prospectus and "Rating" herein.

     ......................................................  The  predecessor to the Office of Thrift Supervision ("OTS") issued a bulletin, entitled, "Mortgage Derivative Products and

Mortgage Swaps", which is applicable to thrift institutions regulated by the OTS. The bulletin established guidelines for the investment by savings institutions in certain "high-risk" mortgage derivative securities and limitations on the use of such securities by insolvent, undercapitalized or otherwise "troubled" institutions. According to the bulletin, such "high-risk" mortgage derivative securities include securities such as the Class A-6 Certificates, Fixed Strip Certificates and Variable Strip Certificates. In addition, on March 21, 1991, the National Credit Union Administration issued proposed regulations governing federal credit union investments which, if adopted in their current form, would prohibit investment in (or retention of) certain specified types of securities, including certain classes of the Senior Certificates. Similar policy statements have been issued by regulators having jurisdiction over other types of depository institutions.

     ...................................................... The Company makes no representations as to the proper characterization of any class of the Senior Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of the Senior Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of the Senior Certificates.
     ......................................................   Accordingly,   all
institutions whose investment activities are subject to legal investment laws and regulations or to review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Senior Certificates, and particularly the Class A-6 Certificates, Fixed Strip Certificates and Variable Strip Certificates constitute legal investments under SMMEA or are subject to restrictions on investment, capital requirements or otherwise. See "Legal Investment Matters" in the Prospectus.

                        DESCRIPTION OF THE MORTGAGE POOL

General

         The Mortgage Pool will consist of Mortgage Loans with an aggregate principal balance outstanding as of the Cut-off Date, after deducting payments of principal due on such date, of $____________. The Mortgage Pool will consist of conventional, fixed-rate, fully-amortizing, level monthly payment first Mortgage Loans with terms to maturity of not more than ___ years from the date of origination or modification. With respect to Mortgage Loans which have been modified, references herein to the date of origination shall be deemed to be the date of the most recent modification. All percentages of the Mortgage Loans described herein are approximate percentages (except as otherwise indicated) by aggregate principal balance as of the Cut-off Date.

         All of the Mortgage Loans were purchased by the Company through its affiliate Residential Funding from Unaffiliated Sellers as more fully described herein and in the Prospectus. No Unaffiliated Seller sold more than ____% of the Mortgage Loans to Residential Funding. ____% of the Mortgage Loans were purchased from, and are or will be subserviced by, __________________, which is not an affiliate of the Company. ____% of the Mortgage Loans are or will be subserviced by __________________, which is not an affiliate of the Company.

         Pursuant to the terms of the Pooling and Servicing Agreement, the Company will assign the representations and warranties made by the related Sellers of the Mortgage Loans to the Trustee for the benefit of the
Certificateholders and will also make certain limited representations and warranties regarding the Mortgage Loans as of the date of issuance of the Certificates. To the best of the Company's knowledge, none of the Mortgage Loans were sold to Residential Funding by Unaffiliated Sellers that are institutions which are currently under the control of the Resolution Trust Corporation or otherwise in receivership or conservatorship or involved in other insolvency or bankruptcy proceedings, or are no longer in existence. To the extent that any Seller of the Mortgage Loans does not repurchase a Mortgage Loan in the event of a breach of its representations and warranties with respect to such Mortgage Loan, neither the Company nor Residential Funding will be required to repurchase such Mortgage Loan unless such breach also constitutes a breach of one of the Company's or Residential Funding's representations and warranties with respect to such Mortgage Loan and such breach materially and adversely affects the interests of the Certificateholders in any such Mortgage Loan. In addition, neither the Company nor Residential Funding will be required to repurchase any Mortgage Loan in the event of a breach of its representations and warranties with respect to such Mortgage Loan if the substance of any such breach also constitutes fraud in the origination of such affected Mortgage Loan. A limited amount of losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loans will be covered by the Subordination (as defined herein) provided by the Class M Certificates and Class B Certificates as described herein under "Description of the Certificates--Allocation of Losses; Subordination."

         None of the Mortgage Loans will have been originated prior to __________________ or will have a maturity date later than __________________.
No Mortgage Loan will have a remaining term to maturity as of the Cut-off Date of less than ____ months. The weighted average remaining term to maturity of the Mortgage Loans as of the Cut-off Date will be approximately ____ months. The weighted average original term to maturity of the Mortgage Loans as of the Cut-off Date will be approximately ____ months.

         As of the Cut-off Date, no Mortgage Loan will be one month or more delinquent in payment of principal and interest.

         _____ Mortgage Loans, constituting ____% of the Mortgage Pool, will be Buydown Mortgage Loans.

         Set forth below is a description of certain additional characteristics of the Mortgage Loans as of the Cut-off Date (except as otherwise indicated):

                                 Mortgage Rates






                                        Number of                                          Percentage
Mortgage Rates (%)                   Mortgage Loans     Principal Balance               of Mortgage Pool

 ...................................                                       $                                %
 ...................................
 ...................................
 ...................................
 ...................................
 ...................................
 ...................................
 ...................................
 ...................................
 ...................................
 ...................................
 ...................................
 ...................................
          Total....................                            $                                           .   %
                                                  ===          ============                             ======



As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage Loans will be approximately ______% per annum.

                    Original Mortgage Loan Principal Balances





Original Mortgage Loan                  Number of             Unpaid                     Percentage of
     Principal Balance               Mortgage Loans     Principal Balance                Mortgage Pool

$..................................                                       $                               %
 ...................................
 ...................................
 ...................................
 ...................................
 ...................................
 ...................................
 ...................................
-..................................
-..................................
-..................................                                                                       .
                                                 ----        --------------                           -----
           Total...................                            $                                          .   %
                                                  ===          ============                            ======


         As of the Cut-off Date, the average unpaid principal balance of the Mortgage Loans will be approximately $___
----.

                                          Original Loan-To-Value Ratios





                                        Number of                                        Percentage of
Loan-to-Value Ratio (%)              Mortgage Loans     Principal Balance                 Mortgage Pool

 ...................................                                       $                               %
 ...................................
 ...................................
 ...................................
 ...................................
 ...................................
 ...................................
 ...................................
 ...................................                                                                       .
     Total.........................                            $                                          .   %
                                                  ===          ============                           =======



         The weighted average Loan-to-Value Ratio at origination of the Mortgage Loans will have been approximately
----%.

                Geographic Distributions of Mortgaged Properties





                                        Number of                                        Percentage of
State                                Mortgage Loans     Principal Balance                 Mortgage Pool

California.........................                                       $                               %
Connecticut........................
Illinois...........................
New Jersey.........................
New York...........................
Other (1)..........................                                                                       .
                                                  ---         -------------                            ----
          Total....................                            $                                          .   %
                                                  ===          ============                            ======




(1) Other includes states and the District of Columbia with under 3% concentrations individually.

         No more than ____% of the Mortgage Loans will be secured by Mortgaged Properties located in any one zip co de area in California and no more than ____% of the Mortgage Loans will be secured by Mortgaged Properties located in any one zip code area outside California.


                                            Mortgaged Property Types





                                         Number of                                        Percentage of
Property                              Mortgage Loans      Principal Balance               Mortgage Pool

Single-family detached..............                                        $                             %
Planned Unit Developments (detached)
Two- to four-family units...........
Condo Low-Rise (less than 5 stories)
Condo Mid-Rise (5 to 8 stories).....
Condo High-Rise (9 stories or more).
Townhouse...........................
Planned Unit Developments (attached)
Leasehold...........................                                                                      .
                                                  ----         --------------                          ----
           Total....................                             $                                        .   %
                                                   ===           ============                          =======


         [In connection with each Mortgage Loan that is secured by a leasehold interest, the related Seller shall have represented to the Company that, among other things: the use of leasehold estates for residential properties is an accepted practice in the area where the related Mortgaged Property is located; residential property in such area consisting of leasehold estates is readily marketable; the lease is recorded and no party is in any way in breach of any provision of such lease; th e leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and the remaining term of the lease does not terminate less than ten years after the maturity date of each such Mortgage Loan.]


                             Mortgage Loan Purposes





                                        Number of                                        Percentage of
Loan Purpose                         Mortgage Loans     Principal Balance                 Mortgage Pool

Purchase...........................                                       $                               %
Rate/Term Refinance................
Equity Refinance...................                                                                       .
                                                  ---         -------------                            ----
         Total.....................                            $                                          .   %
                                                  ===          ============                            ======


         The weighted average Loan-to-Value Ratio at origination of equity refinance Mortgage Loans will have been __ __%. The weighted average Loan-to-Value Ratio at origination of rate and term refinance Mortgage Loans will have bee n ____%.


                           Mortgage Loan Documentation





                                        Number of                                        Percentage of
Type of Program                      Mortgage Loans     Principal Balance                 Mortgage Pool

Full...............................                                       $                               %
Reduced............................                                                                       .
                                                  ---         -------------                            ----
         Total.....................                            $                                          .   %
                                                  ===          ============                            ======



         The weighted average Loan-to-Value Ratio at origination of the Mortgage Loans which were underwritten under a reduced loan documentation program will have been ____%. No more than ____% of such reduced loan documentation Mortgage Loans will be secured by Mortgaged Properties located in California.

                                 Occupancy Types


                                                       Number of                                Percentage of
Occupancy                                           Mortgage Loans    Principal Balance         Mortgage Pool

Primary Residence..................................                        $                                 %
Second/Vacation....................................
Non Owner-occupied.................................                                                       .
                                                                ----    ----------------               ----
          Total....................................                         $                             .   %
                                                                 ===        ============               ======





Primary Mortgage Insurance and Primary Hazard Insurance

         Each Mortgage Loan is required to be covered by a standard hazard insurance policy (a "Primary Haz ard Insurance Policy"). In addition, to the best of the Company's knowledge each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be insured by a primary mortgage insurance policy covering the amount of such Mortgage Loan in excess of 75% of the value of the related Mortgaged Property us ed in determining such Loan-to-Value Ratio (a "Primary Insurance Policy"). Approximately ___% of the Mortg
age Loans, by aggregate principal balance as of the Cut-off Date, were required to be covered by Primary Insurance Policies at origination and, to the best of the Company's knowledge, such Mortgage Loans are so covered. Substantially all of such Primary Insurance Policies were issued by General Electric Mortgage Insurance Corporation, PMI Mortgage Insurance Company, United Guaranty Residential Insurance Company or Mortgage Guaranty Insurance Corporation (together with the other primary mortgage guaranty insurers for the Mortgage Loans, the "Primary Insurers"). The Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and was not the subject of a Primary Insurance Policy and that such Mortgage Loan has a then current Loan-to-Value Ratio in excess of 80%, then the Master Servicer is required to use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. Each Primary Insurer has been approved as a primary mortgage guaranty insurer by the Federal Home Loan Mortgage Corporation ("FHLMC") and has a claims-paying ability currently acceptable to the Rating Agencies that will rate the Certificates; however, there is no assurance as to the actual ability of any Primary Insurer to pay claims.

Additional Information

         The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is b ased upon the Mortgage Pool as constituted at the close of business on the Cut-off Date, as adjusted for the scheduled principal payments due on or before such date. Prior to the issuance of the Senior Certificates, Mortg age Loans may be removed from the Mortgage Pool as a result of incomplete documentation or otherwise, if the Company deems such removal necessary or appropriate. A limited number of other mortgage loans may be incl uded in the Mortgage Pool prior to the issuance of the Senior Certificates. The Company believes that the information set forth herein will be substantially representative of the characteristics of the Mortgage Pool as the y will be constituted at the time the Senior Certificates are issued although the range of Mortgage Rates and maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

         A Current Report on Form 8-K containing a detailed description of the Mortgage Loans will be available to purchasers of the Senior Certificates and will be filed, together with the Pooling and Servicing Agreement, wi th the Securities and Exchange Commission within fifteen days after the initial issuance of the Senior Certificates. The Current Report on Form 8-K will specify the aggregate principal balance of the Mortgage Loans in the Mortgage Pool outstanding as of the Cut-off Date and will set forth the geographic concentrations of the Mortga ge Loans and the other approximate information presented in this Prospectus Supplement.


                         DESCRIPTION OF THE CERTIFICATES

General

         The Series 19__-S_ Mortgage Pass-Through Certificates offered hereby (the "Senior Certificates") will consist of seven classes: (i) Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, (ii) Class A-5 Certificates (the "Fixed Strip Certificates"),
(iii) Class A-6 Certificates and (iv) Class A-7 Certificates (the "Variable Strip Certificates"). In addition to the Senior Certificates, the Series 19__-S_ Mortgage Pass-Through Certificates will also consist of two classes of subordinate certificates which are designated as the Class M Certificates and Class B Certificates (together, the "Subordinate Certificates") and two classes of residual certificates which are designated as the Class R-I Certificates and Class R-II Certificates (the "Residual Certificates") and which are not offered hereby.

         The Senior Certificates (together with the Subordinate Certificates and Residual Certificates) will evide nce the entire beneficial ownership interest in the Trust Fund. The Trust Fund will consist of (i) the Mortgage Loans; (ii) such assets as from time to time are identified as deposited in respect of the Mortgage Loans in the Custodial Account and in the Certificate Account and belonging to the Trust Fund; (iii) property acquired by foreclosure of such Mortgage Loans or deed in lieu of foreclosure; and (iv) any applicable Primary Insurance Policies and all proceeds thereof.

Interest Distributions

         Holders of each class of Senior Certificates will be entitled to receive distributions in an amount equal to the Accrued Certificate Interest on such class on each Distribution Date, to the extent of the Available Distribution Amount (as defined below) for such Distribution Date, provided however, in the case of the Tiered Certificates, that following the Credit Support Depletion Date such distributions shall be made in the priority set forth in the eighth paragraph under the heading "Principal Distributions". With respect to any Distribution Date, Accrued Certificate Interest will be equal to
(a) in the case of each class of Senior Certificates other than the Variable Strip Certificates, one month's interest accrued on the Certificate Principal Balance of the Certificates of such class at the Pass-Through Rate on such class and (b) in the case of the Variable Strip Certificates, one month's interest accrued on the Notional Amount of the Certificates of such class at the then applicable Pass-Through Rate on such class for such Distribution Date; in each case less interest shortfalls, if any, for such Distribution Date not covered by the Subordination provided by the Subordinate Certificates, including in each case (i) any Prepayment Interest Shortfall (as defined below), (ii) the interest portions of Realized Losses (including Special Hazard Losses) in excess of the Special Hazard Amount ("Excess Special Hazard Losses"), Fraud Losses in excess of the Fraud Loss Amount ("Excess Fraud Losses"), Bankruptcy Losses in excess of the Bankruptcy Amount ("Excess Bankruptcy Losses") and losses occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks ("Extraordinary Losses")) not covered by the Subordination (which with respect to the pro rata portion thereof allocated to the Tiered
Certificates, to the extent such losses are Default Losses, will be allocated first to the Class A-6 Certificates and second to the Class A-1 Certificates and Class A-5 Certificates) (iii) the interest portion of any Advances that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) interest shortfalls relating to the Relief Act, allocated as described below. The Variable Strip Certificates will not receive any interest distributions with respect to their Certificate Principal Balance. Accrued Certificate Interest is calculated on the basis of a 360-day year consisting of twelve 30-day months.

         The Prepayment Interest Shortfall for any Distribution Date is equal to the aggregate shortfall, if any, i n collections of interest (adjusted to the related Net Mortgage Rates) resulting from mortgagor prepayments on t he Mortgage Loans during the preceding calendar month. Such shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in par t, as such prepayments are applied to reduce the outstanding principal balance of the related Mortgage Loan as o f the Due Date in the month of prepayment. Prepayment Interest Shortfalls, the interest portions of Realized Lo sses not covered by the Subordination, interest shortfalls relating to the Relief Act (as defined herein) or similar legislation and other interest shortfalls not covered by the Subordination provided by the Subordinate Certificates on any Distribution Date will be allocated among the holders of all classes of Certificates (including the Subordinate and Residual Certificates), in proportion to the respective amounts of Accrued Certificate Interest for such Distribution Date on each such class, before taking into account any such reduction (except with respect to inter est portions of such Realized Losses that are Default Losses that are allocated as described in the preceding paragraph). Such interest shortfalls will not be offset by a reduction of the servicing compensation of the Maste r Servicer or otherwise.

         The Available Distribution Amount for any Distribution Date is equal to the aggregate amount of scheduled payments on the Mortgage Loans due on the related Due Date and received on or prior to the related Determination Date, after deduction of the related master servicing fees and any subservicing fees (collectively, the "Servicing Fees"), certain unscheduled payments, including mortgagor prepayments on the Mortgage Loans, Insurance Proceeds, Liquidation Proceeds and proceeds from repurchases of the Mortgage Loans occurring during the preceding calendar month, and all Advances made for such Distribution Date, in each case net of amounts reimbursable therefrom to the Master Servicer and any Subservicer. In addition to the foregoing amounts, with respect to unscheduled collections, not including mortgagor prepayments, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. With respect to any Distribution Date (i) the Due Date is the first day of the month in which such Distribution Date occurs, and (ii) the Determination Date is the 20th day of the month in which such Distribution Date occurs or, if such day is not a business day, the immediately succeeding business day.

         If the Available Distribution Amount for any Distribution Date is less than the aggregate amount of the Accrued Certificate Interest required to be distributed on the Senior Certificates on such date (the "Senior Intere st Distribution Amount"), the shortfall will be allocated among the holders of all classes of Senior Certificates pr o rata based on the Accrued Certificate Interest of each such Distribution Date, and will be distributable to holde rs of the Certificates of such classes, on subsequent Distribution Dates, to the extent of available funds, provide d however, that following the Credit Support Depletion Date distributions will be made to the Tiered Certificates in the priority set forth in the eighth paragraph under the heading "Principal Distributions" and therefore the pro rata portion of such shortfall that is allocated to the Tiered Certificates will be allocated first to the Class A-6 Certificates. Shortfalls could occur, for example, if losses realized on the Mortgage Loans in the Trust Fund we re exceptionally high and were concentrated in a particular month and if advances by the Master Servicer did no t cover the shortfall. Any such amount so carried forward will not bear interest.

         The Pass-Through Rate on each class of Senior Certificates, other than the Variable Strip Certificates, is set forth on the cover hereof and is fixed for each Distribution Date. The Pass-Through Rate on the Fixed Strip Certificates is equivalent to a fixed interest rate of approximately _____% on the aggregate Certificate Principal Balance of all of the Class A-1 and Fixed Strip Certificates. The Pass-Through Rate on the Variable Strip Certificates for each Distribution Date will equal the weighted average, as determined as of the Due Date in the month preceding the month in which such Distribution Date occurs, of the Pool Strip Rates on each of the Mort gage Loans in the Mortgage Pool. The Pool Strip Rate on any Mortgage Loan is equal to the Net Mortgage Rat e thereon minus ___%. The Net Mortgage Rate on each Mortgage Loan is equal to the Mortgage Rate thereon minus the Servicing Fee Rate. The initial Pass-Through Rate on the Class A-7 Certificates is approximately
-----%.

         As described herein, the Accrued Certificate Interest allocable to each class of Senior Certificates is ba sed on the Certificate Principal Balance thereof or in the case of the Variable Strip Certificates, on the Notional Amount. The Certificate Principal Balance of any Certificate as of any date of determination is equal to the initi al Certificate Principal Balance thereof, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Certificate and (b) any reductions in the Certificate Principal Balance thereof dee med to have occurred in connection with allocations of Realized Losses (as defined herein) in the manner described herein. The Notional Amount of the Variable Strip Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes (including the Variable Strip Certificates and Subordinate Certificates) as of such date. Reference to the Notional Amount of a Variable Strip Certificate is solely for convenience in certain calculations and does not represent the right to receive any distributions allocable to principal other than such class's initial Certificate Principal Balance.

Principal Distributions

         Holders of the Senior Certificates will be entitled to receive on each Distribution Date, to the extent of the portion of the Available Distribution Amount remaining after the Senior Interest Distribution Amount is distributed to such holders, a distribution allocable to principal in the following amount:

                  (i) the product of (A) the then applicable Senior Percentage and (B) the aggregate of th e following amounts:

                           (1) the principal  portion of all  scheduled  monthly
                  payments on the Mortgage Loans due on the related Due Date, whether or not received on or prior to the related Determination Date, less the principal portion of Debt Service Reductions (as defined below) which together with other Bankruptcy Losses are in excess of the Bankruptcy Amount;

                           (2) the  principal  portion  of all  proceeds  of the
                  repurchase of any Mortgage Loan as required by the Pooling and Servicing Agreement during the preceding calendar month;

                           (3) the  principal  portion of all other  unscheduled
                  collections received during the preceding calendar month (other than full and partial Principal Prepayments made by the respective mortgagors and any amounts received in connection with a Final Disposition (as defined below) of a Mortgage Loan described in clause (ii) below), to the extent applied as recoveries of principal;

               (ii) in connection with the Final  Disposition of a Mortgage Loan
         (x) that occurred in th e preceding calendar month and (y) that did not result in any Excess Special Hazard Losses, Excess Fr aud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) th e then-applicable Senior Percentage of the Stated Principal Balance of such Mortgage Loan and (b) the then-applicable Senior Accelerated Distribution Percentage (as defined below) of the related collections, including Insurance Proceeds and Liquidation Proceeds, to the extent applied as recoveries of principal;

              (iii)  the  then  applicable   Senior   Accelerated   Distribution
         Percentage of the aggregate of a ll full and partial Principal Prepayments made by the respective mortgagors during the preceding calen dar month;

               (iv) any Excess Subordinate Principal Amount (as defined below) for such Distribution Date;

                (v) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (i) through (iii) above) that remain undistributed to the extent that any such amount s are not attributable to Realized Losses which are allocated to the Subordinate Certificates.

         With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the "Excess Subordinate Principal Amount" is equal to the amount, if any, by which (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date is greater than (ii) the excess, if any, of the aggregate of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such class or classes of Certificates on such Distribution Date.

         A "Final Disposition" of a defaulted Mortgage Loan is deemed to have occurred upon a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         The "Stated Principal Balance" of any Mortgage Loan as of any date of determination is equal to the principal balance thereof as of the Cut-off Date, after application of all scheduled principal payments due on or before the Cut-off Date, whether or not received, reduced by all amounts allocable to principal that have been distributed to Certificateholders with respect to such Mortgage Loan on or before such date, and as further redu ced to the extent that any Realized Loss thereon has been allocated to one or more classes of Certificates on or before the date of determination.

         The Senior Percentage, which initially will equal approximately _____% and will in no event exceed 100%, will be adjusted for each Distribution Date to be the percentage equal to the aggregate Certificate Principal Balance of the Senior Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans immediately prior to such Distribution Date. The Subordinate Percentage as of any date of determination is equal to 100% minus the Senior Percentage as of such date.

         The Senior Accelerated Distribution Percentage for any Distribution Date occurring during the first fiv e years following the Delivery Date after the Delivery Date will equal 100%. Thereafter, the Senior Accelerated Distribution Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of certain unscheduled payments in respect of principal will have the effect of accelerating the amortization of the Senior Certificates while, in the absence of Realized Losses allocated to the Subordinate Certificates, increasing the proportionate interest in the Trust Fund evidenced by the Subordinate Certificates. Increasing the proportionate interest of the Subordinate Certificates relative to that of the Senior Certificates is intended to preserve the availability of the subordination provided by the Subordinate Certificates.

         The Senior Accelerated Distribution Percentage for any Distribution Date occurring after the first five years will be as follows: for any Distribution Date falling in the sixth year after the Delivery Date, the Senior Percentage for such Distribution Date plus 70% of the Subordinate Percentage (as defined below) for such Distribution Date; for any Distribution Date falling in the seventh year after the Delivery Date, the Senior Percentage for such
Distribution Date plus 60% of the Subordinate Percentage for such Distribution Date; for an y Distribution Date falling in the eighth year after the Delivery Date, the Senior Percentage for such Distribution Date plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date falling in the ninth year after the Delivery Date, the Senior Percentage for such Distribution Date plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date thereafter, the Senior Percentage for such Distribution Date (unless on any such Distribution Date the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Accelerated Distribution Percentage for such Distribution Date will once again equal 100%). The scheduled reductions in the Senior Accelerated Distribution Percentage occurring in the sixth and subsequent years after the Delivery Date will be postponed on the Distribution Date on which such reduction is scheduled to occur if certain criteria regarding the delinquency and loss experience of the Mortgage Loans are n ot met. See "Subordination" in the Prospectus.

         On each Distribution Date occurring prior to the Credit Support Depletion Date, (i) the product of (a) t he Senior Principal Distribution Amount times (b) the Variable Strip Percentage (as defined below) will be distributed in reduction of the Certificate Principal Balance of the Variable Strip Certificates, and (ii) the excess of the Senior Principal Distribution Amount over the amount described in clause (i) of this sentence shall be distributed to the other Senior Certificates as follows: first, concurrently to the Class A-1, Class A-5 and Class A-6 Certificates, with the amount to be distributed allocated as between such classes on a pro rata basis in proportion to the respective Certificate Principal Balances thereof, until the Certificate Principal Balance of each such class is reduced to zero; second, to the Class A-2 Certificates until the Certificate Principal Balance thereof is reduced to zero; third, to the Class A-3 Certificates until the Certificate Principal Balance thereof is reduced to zero; and fourth, to the Class A-4 Certificates until the Certificate Principal Balance thereof is reduced to zero.

         On each Distribution Date occurring on or after the Credit Support Depletion Date, all priorities relati ng to sequential distributions in respect of principal among the various classes of Certificates will be disregarded, and the Senior Principal Distribution Amount will be distributed to all classes of Certificates pro rata in accordance with their respective outstanding
Certificate   Principal   Balances;   provided,   that  the   aggregate   amount
distributable to the Class A-1, Class A-5 and Class A-6 Certificates (the "Tiered Certificates") in respect of Accrued Certificate Interest thereon and in respect of their pro rata portion of the Senior Principal Distribution Amount shall be distributed among the Tiered Certificates in the amounts and priority as follows: first to the Class A-1 Certificates and the Class A-5 Certificates, up to an amount equal to, and pro rata based on, the Accrued Certificate Interest thereon; second to the Class A-1 Certificates and the Class A-5 Certificates, up to an amount equal to the Optim al Principal Distribution Amount thereof (as defined below), on a pro rata basis based on, and in reduction of, t he Certificate Principal Balances thereof; third to the Class A-6 Certificates, up to an amount equal to the Accru ed Certificate Interest thereon; and fourth to the Class A-6 Certificates the remainder of the amount so distributable among the Tiered Certificates.

         The "Credit Support Depletion Date" is the first Distribution Date on which the Senior Percentage equ als 100%. With respect to any Distribution Date, the "Variable Strip Percentage" is equal to a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of the Variable Strip Certificates as of the Cut-off Date and the denominator of which is the aggregate Certificate Principal Balance of all classes of Senior Certificates as of the Cut-off Date. The "Optimal Principal Distribution Amount" is equal to the product of (a) the then applicable Optimal Percentage and (b) the amounts described in clauses (i),
(ii) and (iii) of the eighth preceding paragraph. The "Optimal Percentage" is equal to a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class A-1 Certificates and the Class A-5 Certificates immediately prior to the applicable Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of all Senior Certificates immediately prior to such Distribution Date.

         The Master Servicer may elect to treat Insurance Proceeds, Liquidation Proceeds and other unscheduled collections (not including prepayments by the Mortgagors) received in any calendar month as included in the Available Distribution Amount and the Senior Principal Distribution Amount for the Distribution Date in the mo nth of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to h ave been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the mont h prior to the receipt thereof.

Allocation of Losses; Subordination

         Any Realized Losses which are not Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses will be allocated first to the Subordinate Certificates until the Certificate Principal Balance of the Subordinate Certificates has been reduced to zero, and then except as provided below o n a pro rata basis to the Senior Certificates based on their then outstanding Certificate Principal Balance or the Accrued Certificate Interest thereon, as applicable. Any allocation of a Realized Loss (other than a Debt Servic e Reduction) to a Senior Certificate will be made by reducing the Certificate Principal Balance thereof, in the ca se of the principal portion of such Realized Loss, and the Accrued Certificate Interest thereon, in the case of the interest portion of such Realized Loss, by the amount so allocated as of the Distribution Date occurring in the m onth following the calendar month in which such Realized Loss was incurred. Allocations of Realized Losses w hich are Default Losses (as defined below) to Senior Certificates will be made on a pro rata basis, based on thei r then outstanding Certificate Principal Balances, or the Accrued Certificate Interest thereon, as applicable, betw een the Tiered Certificates and the Class A-2, Class A-3, Class A-4 and Variable Strip Certificates. Any such Realized Losses so allocated to the Tiered Certificates will be allocated first to the Class A-6 Certificates until th e Certificate Principal Balance thereof is reduced to zero and then to the Class A-1 Certificates and Class A-5 Certificates on a pro rata basis. "Default Losses" are Realized Losses that are attributable to the Mortgagor's fa ilure to make any payment of principal or interest as required under the Mortgage Note, and do not include Spe cial Hazard Losses (or any other loss resulting from damage to a Mortgaged Property), Bankruptcy Losses, Frau d Losses, or other losses of a type not covered by the Subordination. Allocations of Debt Service Reductions to the Subordinate Certificates will result from the priority of distributions to the Senior Certificateholders of the Available Distribution Amount as described under the captions "Interest Distributions" and "Principal Distributions" herein. An allocation of the interest portion of a Realized Loss as well as the principal portion of Debt Service Reductions will not be treated as Subordination, as such term is defined herein, until an amount in respect there of has been actually disbursed to the Senior Certificateholders. Any Excess Special Hazard Losses, Excess Frau d Losses, Excess Bankruptcy Losses or Extraordinary Losses will be allocated on a pro rata basis between the S enior Certificates and the Subordinate Certificates (any such Realized Losses so allocated to the Senior Certificates, as well as any Realized Losses that are not Default Losses which are allocated to the Senior Certificates, will be allocated without priority among the various classes of Senior Certificates).

         With respect to any defaulted Mortgage Loan that is finally liquidated, through foreclosure sale, disposition of the related Mortgaged Property if acquired on behalf of the Certificateholders by deed in lieu of foreclosure, or otherwise, the amount of loss realized, if any, will equal the portion of the Stated Principal Balance remaining, if any, plus interest thereon through the last day of the month in which such Mortgage Loan was finally liquidated, after application of all amounts recovered (net of amounts reimbursable to the Master Servicer or the Subservicer for Advances and expenses, including attorneys'
fees) towards interest and principal owing on the Mortgage Loa n. Such amount of loss realized and any Special Hazard Losses, Fraud Losses and Bankruptcy Losses are referr ed to herein as "Realized Losses." As used herein, "Debt Service Reductions" means reductions in the amount of monthly payments due to certain bankruptcy proceedings, but does not include any forgiveness of principal.

         In order to maximize the likelihood of distribution in full of the Senior Interest Distribution Amount an d the Senior Principal Distribution Amount, holders of Senior Certificates will have a prior right, on each Distribution Date, to the Available Distribution Amount, to the extent necessary to satisfy the Senior Interest Distribution Amount and the Senior Principal Distribution Amount. The Senior Principal Distribution Amount i s subject to adjustment on each Distribution Date to reflect the then applicable Senior Percentage and the Senior Accelerated Distribution Percentage, as described herein under "Principal Distributions", each of which may be increased (to not more than 100%) in the event of delinquencies or Realized Losses on the Mortgage Loans. Th e application of the Senior Accelerated Distribution Percentage (when it exceeds the Senior Percentage) to determine the Senior Principal Distribution Amount, together with amounts, if any, paid on Senior Certificates in respect o f Unrecovered Senior Portions, will accelerate the amortization of the Senior Certificates relative to the actual amortization of the Mortgage Loans. To the extent that the Senior Certificates are amortized faster than the Mortgage Loans, the percentage interest evidenced by the Senior Certificates in the Trust Fund will be decreased (with a corresponding increase in the interest in the Trust Fund evidenced by the Subordinate Certificates), there by increasing, as a relative matter, the Subordination afforded by the Subordinate Certificates. Similarly, holder s of Class A-1 Certificates and Class A-5 Certificates will have a prior right, on each Distribution Date occurring on or after the Credit Support Depletion Date, to that portion of the Available Distribution Amount allocated to the Tiered Certificates, to the extent necessary to satisfy the Accrued Certificate Interest on the Class A-1 Certificates and Class A-5 Certificates and the Optimal Principal Distribution Amount. Therefore, any shortfalls in the amounts that would otherwise be distributable to Class A-1 Certificateholders and Class A-5 Certificateholders, whether resulting from Mortgage Loan delinquencies or Realized Losses will be borne by the holders of the Class A-6 Certificates.

         The total amount of Realized Losses which may be allocated solely to the Subordinate Certificates thro ugh the operation of the subordination provisions described above ("Subordination") in connection with Special Hazard Losses (the "Special Hazard Amount") will equal $_________ less the sum of (A) any amounts allocated solely to the Subordinate Certificates through Subordination in respect of Special Hazard Losses and (B) the Adjustment Amount. The Adjustment Amount on each anniversary of the Cut-off Date will be equal to the amo unt, if any, by which the Special Hazard Amount, without giving effect to the deduction of the Adjustment Amo unt for such anniversary, exceeds the greater of (i) 1% (or, if greater than 1%, the highest percentage of Mortga ge Loans, by principal balance, in any California zip code area) times the aggregate principal balance of all of t he Mortgage Loans in the Mortgage Pool on such anniversary and (ii) twice the principal balance of the single Mortgage Loan in the Mortgage Pool having the largest principal balance. As used in this Prospectus Supplement, "Special Hazard Losses" has the same meaning set forth in the Prospectus except that Special Hazard Losses wil l not include and the Subordination will not cover Extraordinary Losses and Special Hazard Losses will not exce ed the lesser of the cost of repair or replacement of the related Mortgaged Properties.

         The total amount of Realized Losses which may be allocated to the Subordinate Certificates in connection with Fraud Losses (the "Fraud Loss Amount") from Subordination shall initially be equal to $_________. As of any date of determination after the Cut-off Date the Fraud Loss Amount shall equal
(X) prior to the first anniversary of the Cut-off Date an amount equal to ____% of the aggregate principal balance of all of the Mortgage Loans a s of the Cut-off Date minus the aggregate amounts allocated solely to the Subordinate Certificates through Subordination with respect to Fraud Losses up to such date of determination, and (Y) from the first through fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) ____% of the aggregate principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amounts allocated solely to the Subordinate Certificates through Subordination with respect to Fraud Losses since the most recent anniversary of the Cut-off Date up to such date of determination. After the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero and no allocation solely to the Subordinate Certificates through Subordination shall be made with respect to Fraud Losses.

         The total amount of Realized Losses which may be allocated solely to the Subordinate Certificates in connection with Bankruptcy Losses (the "Bankruptcy Amount") from Subordination will equal $_______ less the sum of any amounts allocated solely to the Subordinate Certificates through Subordination for such losses up to such date of determination. As of any day of determination on or after the first anniversary of the Cut-off Date, the Bankruptcy Amount will equal the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount as of the business day next preceding the most recent anniversary of the Cut-off Date (the "Relevant Anniversary") and (b) the greater of (A) an amount calculated pursuant to the terms of the Pooling and Servicing Agreement, which amount as calculated will provide for a reduction in the Bankruptcy Amount, if delinquency rates and losses on the Mortgage Loans do not exceed certain levels as set forth in the Pooling and Servicing Agreement and (B) the excess of (i) the aggregate of all monthly payments on the largest Mortgage Loan in the Mortgage Pool secured by a non-primary residence over the remaining term of such Mortgage Loan over (ii) the aggregate of all monthly payments that would be made on such Mortgage Loan over such remaining term if the related Mortgage Rate were equal to 6% per annum, over (2) the aggregate amount of Bankruptcy Losses allocated solely to the Subordinate Certificates through Subordination since such anniversary.

         Notwithstanding the foregoing, the provisions relating to Subordination will not be applicable in connection with a Bankruptcy Loss so long as the Master Servicer has notified the Trustee in writing that the Master Servic er is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan a nd any premiums on any applicable Primary Hazard Insurance Policy and any related escrow payments in respec t of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer.

Advances

         Prior to each Distribution Date, the Master Servicer is required to make Advances (out of its own fund s, advances made by a Subservicer, or funds held in the Custodial Account (as described in the Prospectus) for future distribution or withdrawal) with respect to any payments of principal and interest (net of the related Servicing Fees) which were due on the Mortgage Loans on the immediately preceding Due Date and delinquent on the business day next preceding the related Determination Date.

         Such Advances are required to be made only to the extent they are deemed by the Master Servicer to b e recoverable from related late collections, Insurance Proceeds, Liquidation Proceeds or amounts otherwise paya ble to the holders of the Subordinate Certificates. The purpose of making such Advances is to maintain a regula r cash flow to the Certificateholders, rather than to guarantee or insure against losses. The Master Servicer will not be required to make any Advances with respect to reductions in the amount of the monthly payments on the Mortgage Loans due to Debt Service Reductions or the application of the Relief Act or similar legislation. Any failure by the Master Servicer to make an Advance as required under the Pooling and Servicing Agreement will constitute an Event of Default thereunder, in which case the Trustee, as successor Master Servicer, will be obligated to make any such Advance, in accordance with the terms of the Pooling and Servicing Agreement.

         All Advances will be reimbursable to the Master Servicer on a first priority basis from either (a) late collections, Insurance Proceeds and Liquidation Proceeds from the Mortgage Loan as to which such unreimbursed Advance was made or (b) as to any Advance that remains unreimbursed following the final liquidation of the rel ated Mortgage Loan, from amounts otherwise distributable on the Subordinate Certificates; provided however th at only the Subordinate Percentage of such Advances are reimbursable from amounts otherwise distributable on t he Subordinate Certificates in the event that such Advances were made with respect to delinquencies which ultimately were determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losse s or Extraordinary Losses and the Senior Percentage of such Advances which may not be so reimbursed from amounts otherwise distributable on the Subordinate Certificates may be reimbursed to the Master Servicer out of any funds in the Custodial Account or Certificate Account prior to distributions on the Senior Certificates. In th e latter event, the aggregate amount otherwise distributable on the Senior Certificates will be reduced by an amo unt equal to the Senior Percentage of such Advances. In addition, if the Certificate Principal Balance of the

Subordinate Certificates has been reduced to zero, any Advances previously made which are deemed by the Mas ter Servicer to be nonrecoverable from related late collections, Insurance Proceeds and Liquidation Proceeds ma y be reimbursed to the Master Servicer out of any funds in the Custodial Account or Certificate Account prior t o distributions on the Senior Certificates.


                   CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

General

         The effective yield to the holders of Senior Certificates will be lower than the yield otherwise produce d by the applicable Pass-Through Rate and purchase price because monthly distributions will not be made to suc h holders until the 25th day (or if such day is not a business day, then on the next succeeding business day) of t he month following the month in which interest accrues on the Mortgage Loans (without any additional distributions of interest or earnings thereon in respect of such delay). See "Yield Considerations" in the Prospectus.

         The yield to maturity and the aggregate amount of distributions on the Senior Certificates will be direc tly related to the rate of payment of principal on the Mortgage Loans. Such yield may be adversely affected by a higher or lower than anticipated rate of payment of principal on the Mortgage Loans in the Trust Fund. The rat e of payment of principal on such Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans, the rate of principal prepayments thereon by the Mortgagors, liquidations of defaulted Mortgag e Loans and purchases of Mortgage Loans due to certain breaches of representations. The Mortgage Loans may be prepaid by the Mortgagors at any time without payment of any prepayment fee or penalty. All of the Mortga ge Loans contain due-on-sale clauses. As described under "Description of the Certificates--Principal Distributions" herein, all or a disproportionate percentage of principal prepayments on the Mortgage Loans will be distributed t
o the Senior Certificates during not less than the first nine years after the Delivery Date. Factors affecting prepayment of mortgage loans include changes in mortgagors' housing needs, job transfers, mortgage market int erest rates, unemployment, mortgagors' net equity in the mortgaged properties, changes in the value of mortgaged properties and servicing decisions.

         The yield to maturity on the Variable Strip Certificates and, in particular, on the Fixed Strip Certificates, which classes are expected to be sold at substantial premiums, will be extremely sensitive to both the timing of receipt of prepayments and the overall rate of principal prepayments and defaults on the Mortgage Loans, which rate may fluctuate significantly from time to time. The yield to maturity on the Fixed Strip Certificates is particularly sensitive to the rate of principal payments because the Certificate Principal Balance of the Fixed Stri p Certificates is paid down on a pro rata basis with the Certificate Principal Balance of the Class A-1 Certificates and Class A-6 Certificates before distributions to other classes of Senior Certificates. The yields to investors on all of the Senior Certificates will also be adversely affected by any interest shortfalls of a type not covered by Subordination, including Prepayment Interest Shortfalls. In addition, holders of Variable Strip Certificates generally have rights to relatively larger portions of interest payments on Mortgage Loans with higher Mortgage Rates; th us, the yield on the Variable Strip Certificates will be materially adversely affected to a greater extent than on th e other Senior Certificates if the Mortgage Loans with the higher Mortgage Rates prepay faster than the rate assumed by investors. There can be no assurance that the Mortgage Loans will prepay at any particular rate or that the cash flows on the Fixed Strip Certificates or Variable Strip Certificates will conform to the cash flows described herein. Investors in the Fixed Strip Certificates and Variable Strip Certificates should fully consider the associated risks, including the risk that a rapid rate of prepayments on the Mortgage Loans could result in the failure of such investors to fully recover their investments.

         Because the Mortgage Rates on the Mortgage Loans and the Pass-Through Rates on the Senior Certificates (other than the Variable Strip Certificates) are fixed, such rates will not change in response to changes in market interest rates. The Pass-Through Rate on the Variable Strip Certificates is based on the weighted average of the Pool Strip Rates on the Mortgage Loans, and such rates will also not change in response to changes in market interest rates. Accordingly, if market interest rates or market yields for securities similar to the Senior Certificates were to rise, the market value of the Senior Certificates may decline. In addition, if prevailing mortgage rates f ell significantly below the Mortgage Rates on the Mortgage Loans, the rate of prepayments (including refinancings) would be expected to increase. Conversely, if prevailing mortgage rates rose significantly above the Mortgage Rates on the Mortgage Loans, the rate of prepayment on the Mortgage Loans would be expected to decrease.

         The rate of defaults on the Mortgage Loans will also affect the rate of payment of principal on the Mortgage Loans. In general, defaults on mortgage loans are expected to occur with greater frequency in their e arly years. The rate of default on Mortgage Loans which are equity refinance or limited documentation mortgag e loans may be higher than for other types of Mortgage Loans. In addition, the rate of defaults and prepayments on Preferred Customer Loans may increase as the result of any increase in the related Mortgage Rates. Prepayments, liquidations and purchases of the Mortgage Loans will result in distributions to Senior Certificateholders of principal amounts which would otherwise be distributed over the remaining terms of the Mortgage Loans. Furthermore, the rate of prepayments, defaults and liquidations on the Mortgage Loans will b e affected by the general economic condition of the region of the country in which the related Mortgaged Properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a we ak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values. See "Maturity and Prepayment Considerations" in the Prospectus. Since the rates of payment of principal on the Mortgage Loans will depend on future events and on a variety of factors (as described more fully herein and in the Prospectus under "Yield Considerations" and "Maturity and Prepayment Considerations"), no assurance can be given as to such rate or the rate of principal prepayments on the Senior Certificates.

         The periodic increase in the interest paid by the Mortgagor of a Buydown Mortgage Loan during or at the end of the applicable Buydown Period may create a greater financial burden for the Mortgagor, who might not have otherwise qualified for a mortgage under Residential Funding's underwriting guidelines, and may accordingly increase the risk of default with respect to the related Mortgage Loan. See "Mortgage Loan Program--Underwriting Standards; Loss and Delinquency Experience" in the Prospectus.

         The amount of interest otherwise payable to holders of the Senior Certificates will be reduced by any interest shortfalls not covered by Subordination, including Prepayment Interest Shortfalls. Such shortfalls will n ot be offset by a reduction in the Servicing Fees payable to the Master Servicer or otherwise. See "Yield Considerations" in the Prospectus and "Description of the Certificates--Interest Distributions" and "Additional Considerations" herein for a discussion of the effect of principal prepayments on the Mortgage Loans on the yiel d to maturity of the Senior Certificates and certain possible shortfalls in the collection of interest.

         The timing of changes in the rate of prepayments, liquidations and repurchases of the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Because all or a disproportionate percentage of principal prepayments will be allocated to the Senior Certificates during not less than the first nine years after the Delivery Date, the rate of prepayments on the Mortgage Loans during this period may significantly affect the yield to maturity of the Senior Certificates.

         In addition, the yield to maturity of the Senior Certificates will depend on the price paid by the holders of the Senior Certificates and the related Pass-Through Rate. The extent to which the yield to maturity of a Sen ior Certificate may vary from the anticipated yield thereon will depend upon the degree to which it is purchased at a discount or premium and the degree to which the timing of payments thereon is sensitive to prepayments. Because principal distributions are paid to certain classes of Senior Certificates before other classes, holders of classes of Senior Certificates having a later priority of payment bear a greater risk of losses than holders of classes of Senior
Certificates having earlier priorities for distribution of principal. In addition, the Class A-6 Certificates bear a greater risk of losses than the other Tiered Certificates because Default Losses on the Mortgage Loans not covered by the Subordination which are allocated to the Tiered Certificates are allocated first to the Class A-6 Certificates prior to allocation to the Class A-1 and Class A-5 Certificates to the extent described herein. For additional considerations relating to the yield on the Certificates, see "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.

         The assumed final Distribution Date with respect to each class of Senior Certificates is _____ __, 20__ . The assumed final Distribution Date is the Distribution Date immediately following the latest scheduled maturi ty date of any Mortgage Loan in the Mortgage Pool.

         Weighted average life refers to the average amount of time that will elapse from the date of issuance o f a security until a dollar amount in payment of principal equal to the original principal balance of such security (less losses) is distributed to the investor. The weighted average life of the Senior Certificates will be influenced by among other things, the rate at which principal of the Mortgage Loans is paid, which may be in the form of scheduled amortization, prepayments or liquidations.

         Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the standard prepayment assumption ("SPA"), represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of new mortgage loans. A prepayment assumption of 100% SPA assumes constant prepayment rates of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the mortgage loans, 100% SPA assumes a constant prepayment rate of 6% per annum each month. As used in the table below, "0% SPA" assumes prepayment rates equal to 0% of SPA. Correspondingly, "___% SPA" assumes prepayment rates equal to ___% of SPA, and so forth. SPA does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans.

         The table set forth below has been prepared on the basis of assumptions regarding the characteristics o f the Mortgage Loans and of the Certificates as follows: (i) as of the date of issuance of the Senior Certificates, the aggregate principal balance of the Mortgage Loans is approximately $____________ and each Mortgage Loan has a Mortgage Rate of _____%, an original term of ___ months, a remaining term to maturity of ___ months and a related Servicing Fee of ___%, (ii) the scheduled monthly payment for each Mortgage Loan has been based on its outstanding balance, interest rate and remaining term to maturity, such that the Mortgage Loan will amortize in amounts sufficient for repayment thereof by its remaining term to maturity, (iii) in the aggregate, the Senior Certificates represent an initial interest of _____% in the Mortgage Loans, (iv) the Senior Certificates will have the following Pass-Through Rates and initial Certificate Principal Balances as of the Cut-off Date: Class A-1, ____%, $__________; Class A-2, ____%, $__________; Class A-3, ____%, $__________; Class
A-4,  ____%,  $__________;  Class A-5,  _______%,  $______;  Class A-6,  _____%,
$_________; Class A-7, ___%, $______, (v) the Subordinate Certificates represent an initial interest of ____% in the Mortgage Loans, have a Pass-Through Rate of ____% and have an initial Certificate Principal Balance of approximately $__________, (vi) the Unaffiliated Sellers, the Master Servicer or the Company will not repurchase any Mortgage Loan, as described under "Mortgage Loan Program--Representations by Sellers" and "Description of the Certificates--Assignment of the Mortgage Loans" in the Prospectus, and the Master Servicer will not exercise its option to purchase the Mortgage Loans and thereby cause a termination of the Trust Fund, (vii) there are no delinquencies and principal payments on the Mortgage Loans will be timely received at the respective percentages of SPA set forth in the table, (viii) there is no Prepayment Interest Shortfall or any other interest shortfall in any month, (ix) payments on the Mortgage Loans earn no reinvestment return, and (x) there are no additional ongoing Trust Fund expenses payable out of the Trust Fund.
SOME OF THE FOREGOING ASSUMPTIONS REGARDING THE CHARACTERISTICS OF THE
MORTGAGE LOANS AND THE CERTIFICATES DIFFER FROM THE ACTUAL CHARACTERISTICS THEREOF.

         The discrepancies between the assumptions used in constructing the tables and the actual characteristics of the Mortgage Loans and the Certificates underscore the hypothetical nature of the table beginning on page S-_ _, which is provided to give a general sense of principal cash flows under varying prepayment scenarios. Likewise, it is very unlikely that the Mortgage Loans will prepay at a constant level of SPA until maturity or that all of the

Mortgage Loans will prepay at the same level of SPA. Any difference between such assumptions and the actual characteristics of the Mortgage Loans or of the Certificates, or the actual prepayment experience of the Mortgag e Loans may result in percentages of the initial Certificate Principal Balance outstanding and weighted average li ves of the classes of Senior Certificates different from those shown. Moreover, the diverse remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the table at the various constant percentages of SPA specified, even if the weighted average remaining term to maturity of the Mortgage Loans is ___ months.

         The assumed Pass-Through Rate on the Fixed Strip Certificates was calculated to be approximately equ al to (i) the excess, as of the Cut-off Date, of (a) ___% of the aggregate assumed Certificate Principal Balances of the Tiered Certificates, over (b) the sum of (1) ___% of the assumed Certificate Principal Balance of the Class A-1 Certificates and (2) _____% of the assumed Certificate Principal Balance of the Class A-6 Certificates divided by (ii) the assumed Certificate Principal Balance of the Fixed Strip Certificates.

         Based upon the foregoing assumptions, the following table indicates the projected weighted average life of each class of Senior Certificates and sets forth the percentages of the initial Certificate Principal Balance of e ach such class of Senior Certificates that would be outstanding after each of the dates shown at various percentages of SPA.


          Percent of Initial Certificate Principal Balance Outstanding
                       at the Following Percentages of SPA
                                          Class A-1                     Class A-2                      Class A-3

DISTRIBUTION DATE                  %    %      %     %     %     %     %     %     %      %     %     %     %     %     %
                               ----- ----   ----  ----  ----  ----  ----  ----  ----   ----  ----  ----  ----  ----  ----

Initial Percentage
















Weighted Average Life in Years (**)....

*        Indicates a number that is greater than zero but less than .5%.
** The weighted average life of a Certificate of any class is determined by (i) multiplying the amount of each distribution in reduction of Certificate Principal Balance by the number of years from the date of issuance of the Certificate to th e related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Principal Balan ce of the Certificate.


         This table has been prepared based on the assumptions described on pages S-__ and S-__ (including the assumptions regarding the characteristics of the Mortgage Loans and the Certificates which differ in certain respects fr om the actual characteristics thereof) and should be read in conjunction therewith.

                                      -43-

          Percent of Initial Certificate Principal Balance Outstanding
                       at the Following Percentages of SPA

                                          Class A-4                     Class A-5                      Class A-6

DISTRIBUTION DATE                  %    %      %     %     %     %     %     %     %      %     %     %     %     %     %
                               ----- ----   ----  ----  ----  ----  ----  ----  ----   ----  ----  ----  ----  ----  ----

Initial Percentage
















Weighted Avg. Life in Years (**)

*        Indicates an amount that is greater than zero but less than .5%.
** The weighted average life of a Certificate of any class is determined by (i) multiplying the amount of each distribution in reduction of Certificate Principal Balance by the number of years from the date of issuance of the Certificate to th e related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Principal Balan ce of the Certificate.

         This table has been prepared based on the assumptions described on pages S-__ and S-__ (including the assumptions regarding the characteristics of the Mortgage Loans and the Certificates which differ in certain respects fr om the actual characteristics thereof) and should be read in conjunction therewith.

                      (Table continued from previous page.)

Fixed Strip Certificates and Variable Strip Certificates Yield Considerations

                  The following tables indicate the sensitivity of the yield on the Fixed Strip Certificates and Variable Str ip Certificates to various rates of prepayment by projecting the monthly aggregate payments of principal and intere st on the Fixed Strip Certificates and Variable Strip Certificates and the corresponding pre-tax yields on a corporate bond equivalent basis, based on distributions being made on the Mortgage Loans that are assumed to be included i n the Trust Fund, as described in the assumptions stated in clauses (i) through
(x) of the fourth paragraph preceding the table commencing on page S-__ (including the assumptions regarding the characteristics of the Mortgage Loans and the Certificates, which differ in certain respects from the actual characteristics thereof), and assuming, further, that (i) principal prepayments on the Mortgage Loans will be received at the respective percentages of SPA set fort h in the following table, (ii) the Certificates will be purchased on ____________, 19__, and (iii) payments on the Fixed Strip Certificates and the Variable Strip Certificates will be received on the 25th day of each month, commencing ___________ 25, 19__.

                     Pre-Tax Yield to Maturity on the Fixed
             Strip Certificates and the Variable Strip Certificates
                       at the Following Percentages of SPA

Assumed                     Fixed Strip Certificates
Purchase
Price                   %        %      %           %     %





Assumed                   Variable Strip Certificates
Purchase
Price                   %        %      %           %     %


           The pre-tax yields set forth in the preceding tables were calculated by determining the monthly discount rates which, when applied to the assumed streams of cash flows to be paid on the Fixed Strip Certificates and Vari able Strip Certificates, would cause the discounted present value of such assumed streams of cash flows to equal th e assumed purchase prices listed as percentages of the original Certificate Principal Balances in the table for the Fi xed Strip Certificates and Variable Strip Certificates, respectively. Yields shown are corporate bond equivalent an d are based on the assumed prices given in the tables. The prices shown do not include accrued interest but an am ount of accrued interest consistent with the assumptions was computed and was used to arrive at these yields. Imp licit in the use of any discounted present value or internal rate of return calculation such as these is the assumption that cash flows are reinvested at the discount rate or internal rate of return. Thus these calculations do not take int o account the different interest rates at which investors may be able to reinvest funds received by them as distributed on the Fixed Strip Certificates or Variable Strip Certificates. Consequently these yields do not purport to reflect t he return on any investment in the Fixed Strip Certificates or Variable Strip Certificates when such reinvestment ra tes are considered.

           The preceding tables are based on a set of assumptions that vary from other information provided herei n. The differences between such assumptions and the actual characteristics of the Mortgage Loans and of the Certificates may result in actual yields being different from those shown in such tables. For example, the Pass-Through Rate on the Fixed Strip Certificates is chosen to be approximately equivalent to the formula given in the second paragraph immediately preceding the table entitled "Percent of Initial Certificate
Principal Balance Outstanding." This formula references various Certificate Principal Balances for the purposes of making the computations for the subsequent tables. The actual Pass-Through Rate computed by applying the formula using act ual Certificate Principal Balances may vary from these assumptions. Likewise, the Pass-Through Rate on the Vari able Strip Certificates, which is assumed to be fixed throughout the life of the Certificates, will actually be likely t o change from one period to the next, and the rate assumed may be different from the actual initial Pass-Through Rate on the Variable Strip Certificates. Such discrepancies between assumed and actual characteristics underscore the hypothetical nature of the tables, which are provided to give a general sense of the sensitivity of yields in varying prepayment scenarios.

           Notwithstanding the assumed prepayment rates reflected in the preceding table, it is highly unlikely that the Mortgage Loans will prepay at a constant rate until maturity or that all of the Mortgage Loans will be prepaid according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yields on the Fixed Strip Certificates and Variable Strip Certificates are likely to differ from tho se shown in such table, even if all of the Mortgage Loans prepay at the indicated percentages of SPA over any giv en time period or over the entire life of the Certificates. No representation is made as to the actual rate of principal payment on the Mortgage Loans for any period or over the life of the Senior Certificates or as to the yield on the Senior Certificates. In addition, the various remaining terms to maturity of the Mortgage Loans could produce slo wer or faster principal distributions than indicated in the preceding tables at the various constant percentages of SP A specified, even if the weighted average remaining term to maturity of the Mortgage Loans is 352 months. Investors are urged to make their investment decisions based on their determinations as to anticipated rates of prepayment un der a variety of scenarios.

           For   additional   considerations   relating  to  the  yield  on  the
Certificates,   see  "Yield   Considerations"   and  "Maturity  and   Prepayment
Considerations" in the Prospectus.

Class M Certificates Yield Considerations

           The following tables indicate the sensitivity of the yields to maturity on the Class M Certificates to vari ous rates of prepayment and varying levels of aggregate Realized Losses by projecting the monthly aggregate cash flows on the Class M Certificates and computing the corresponding pre-tax yields to maturity on a corporate bond equivalent basis. The tables are based on the assumptions described in the fourth paragraph preceding the table enti tled "Percent of Initial Certificate Principal Balance Outstanding at the Following Percentages of SPA" under the heading "Certain Yield and Prepayment Considerations--General" herein, including the assumptions regarding the characteristics and performance of the Mortgage Loans, which differ from the actual characteristics and performance thereof, and assuming further that (i) defaults and final liquidations occur on the last day of each month at the respective SDA percentages set forth in the tables, (ii) each liquidation results in a Realized Loss allocable to principal equal to the percentage indicated (the "Loss Severity Percentage") times the principal balances of the Mortgage Lo ans assumed to be liquidated, (iii) there are no delinquencies on the Mortgage Loans, and principal payments on th e Mortgage Loans (other than those on Mortgage Loans assumed to be liquidated) will be timely received together with prepayments, if any, at the respective constant percentages of SPA set forth in the tables before giving effect to defaults in such periods, (iv) there are no Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and (v) the purchase prices of the Class M Certificates will be $____________, including accrued interest. Investors should also consider the possibility that aggregate losses incurred may not in f act be materially reduced by higher prepayment speeds because mortgage loans that would otherwise ultimately def ault and be liquidated may be less likely to be prepaid. Any differences between such assumptions and the actual characteristics and performance of the Mortgage Loans and of the Certificates may result in yields different from t hose shown in such tables. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the tables, which are provided only to give a general sense of the sensitivity of yields in varying Realized Loss and prepayment scenarios.

      Sensitivity of Pre-Tax Yield to Maturity of the Class M Certificates
                       to Prepayments and Realized Losses

                              Class M Certificates

                             Loss
      Percentage           Severity                                        Percentage of SPA
        of SDA            Percentage                              %            %            %            %

      ___%                 N/A....................        %        %            %            %            %
      ___%                 ___%...................        %        %            %            %            %
      ___%                 ___%...................        %        %            %            %            %
      ___%                 ___%...................        %        %            %            %            %
      ___%                 ___%...................        %        %            %            %            %


         Each pre-tax yield to maturity set forth in the preceding table was calculated by determining the monthly discount rate which, wh en applied to the assumed stream of cash flows to be paid on the Class M Certificates, as applicable, would cause the discounted present val ue of such assumed stream of cash flows to equal the assumed purchase price referred to above, and converting such rate to a semi-annual corporate bond equivalent yield. Accrued interest, if any, is included in the assumed purchase price and is used in computing the corporate bond equivalent yields shown. These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the Class M Certificates, and thus do not reflect the return on any investment in the Class M Certificates when any reinvestment rates other than the discount rates are considered.

         The following table sets forth the amount of Realized Losses that would be incurred with respect to the Certificates in the aggregate under each of the scenarios in the preceding table, expressed as a percentage of the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date:


                            Aggregate Realized Losses

                             Loss
      Percentage           Severity                                            Percentage of SPA
        of SDA            Percentage                    %          %            %            %           %
      ----------          ----------                   --         --          ---          ---           -

      ---%                 ---%...................        %        %            %            %            %
      ---%                 ---%...................        %        %            %            %            %
      ---%                 ---%...................        %        %            %            %            %
      ---%                 ---%...................        %        %            %            %            %


         Notwithstanding the assumed Percentages of SDA, Loss Severity Percentages and prepayment rates reflected in the preceding tabl es, it is highly unlikely that the Mortgage Loans will be prepaid or that Realized Losses will be incurred according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yields to maturity on the Class M Certificates are likely to differ from those shown in the tables. There can be no assurance that the Mortgage Loans will prepay at any particular rate or t hat Realized Losses will be incurred at any particular level or that the yields on the Class M Certificates will conform to the yields described herein. Moreover, the various remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the preceding tables at the various constant percentages of SPA specified, even if the weighted average remaining term to maturity of the Mortgage Loans is as assumed.

                         POOLING AND SERVICING AGREEMENT

General

                  The  Certificates  will be issued  pursuant  to a Pooling  and
Servicing Agreement (the "Pooling and Servicing Agreement") dated as of __________ 1, 19__, among the Company, the Master Servicer, and
_____________________, as Trustee. Reference is made to the Prospectus for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement and the Senior
Certificates.            The           Trustee            will           appoint
____________________________________________ to serve as Custodian in connection with the Certificates. The Senior Certificates will be transferable and exchangeable at the corporate trust office of the Trustee, which will serve as Certificate Registrar and Paying Agent. The Company will provide a prospective or actual Certificateholder without charge, on written request, a copy (without exhibits) of the Pooling and Servicing Agreement. Requests should be addressed to the President, Residential Funding Mortgage Securities I, Inc., 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437. In addition to the circumstances described in the Prospectus, the Company may terminate the Trustee for cause under certain circumstances. See "The Pooling and Servicing Agreement -- The Trustee" in the Prospectus.

The Master Servicer

                  Residential Funding, an indirect wholly-owned subsidiary of GMAC Mortgage and an affiliate of the Company, will act as master servicer for the Certificates pursuant to the Pooling and Servicing Agreement. For a general description of Residential Funding and its activities, see "Residential Funding Corporation" in the Prospectus.

                  The following tables set forth certain information concerning the delinquency experience (including pending foreclosures) on one- to four-family residential mortgage loans that generally complied with Residential Funding's published loan purchase criteria at the time of purchase by Residential Funding and were being master serviced by Residential Funding on December 31, 19__ and December 31, 19__. The tables set forth information for the total mortgage loan portfolio and mortgage loans underwritten under a reduced loan documentation program described under "Mortgage Loan Program--Underwriting Standards; Loss and Delinquency Experience" in the Prospectus. The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until, in general, it is 31 days past due on a contractual basis.

                   Total Loan Portfolio Delinquency Experience

                                                 At December 31, 19     At December 31, 19       At December 31, 19
                                                  By No.   By Dollar     By No.     By Dollar     By No.     By Dollar
                                                    of     Amount of       of       Amount of       of       Amount of
                                                  Loans       Loans      Loans        Loans       Loans        Loans
                                                                                 (Dollar Amounts in Thousands)

Total Loan Portfolio........................
Period of Delinquency
         31 to 59 days......................
         60 to 89 days......................
         90 days or more (1)................
Foreclosures Pending........................

Total Delinquent Loans......................

Percent of Loan Portfolio


(1) Does not include foreclosures pending.

                                      -48-


     Total Reduced Loan Documentation Loan Portfolio Delinquency Experience
                                                 At December 31, 19     At December 31, 19       At December 31, 19
                                                  By No.   By Dollar     By No.     By Dollar     By No.     By Dollar
                                                    of     Amount of       of       Amount of       of       Amount of
                                                  Loans       Loans      Loans        Loans       Loans        Loans
                                                                        (Dollar Amounts in Thousands)

Total Reduced Loan Documentation
    Loan Portfolio..........................
Period of Delinquency
         31 to 59 days......................
         60 to 89 days......................
         90 days or more (1)................
Foreclosures Pending........................

Total Delinquent Loans......................

Percent of Reduced Loan Documentation
    Loan Portfolio

(1)  Does not include foreclosures pending.

         The following tables set forth certain information concerning foreclosed mortgage loans and loan loss experience of Residential Funding as of December 31, 19__, December 31, 19__ and December 31, 19__ with respect to the mortgage loans referred to above. For purposes of the following tables, Average Portfolio Balance for the period indicated is based on end of month balances divided by the number of months in the period indicated, the Foreclosed Loans Ratio is equal to the aggregate principal balance of Foreclosed Loans divided by the Total Loan Portfolio at the end of the indicated period, and the Gross Loss Ratios and Net Loss Ratios are computed by dividing the Gross Loss or Net Loss respectively during the period indicated by the Average Portfolio Balance during such period.

                                          Total Loan Portfolio Foreclosure Experience

                                                                At or for            At or for             At or for
                                                             the year ended       the year ended        the year ended
                                                              December 31,         December 31,          December 31,
                                                                  19                   19                    19
                                                           ------------------   ------------------    ---------
                                                                           (Dollar Amounts in Thousands)
Total Loan Portfolio.................................
Average Portfolio Balance............................
Foreclosed Loans (1).................................
Liquidated Foreclosed Loans (2)......................
Foreclosed Loans Ratio...............................
Gross Loss (3).......................................
Gross Loss Ratio.....................................
Covered Loss (4).....................................
Net Loss (5).........................................
Net Loss Ratio.......................................
Excess Recovery (6)..................................


                                      -49-

     Total Reduced Loan Documentation Loan Portfolio Foreclosure Experience

                                                                At or for            At or for             At or for
                                                             the year ended       the year ended        the year ended
                                                              December 31,         December 31,          December 31,
                                                                  19                   19                    19
                                                           ------------------   ------------------    ---------
                                                                           (Dollar Amounts in Thousands)
Total Reduced Loan Documentation
    Loan Portfolio...................................
Average Portfolio Balance............................
Foreclosed Loans (1).................................
Liquidated Foreclosed Loans (2)......................
Foreclosed Loans Ratio...............................
Gross Loss (3).......................................
Gross Loss Ratio.....................................
Covered Loss (4).....................................
Net Loss (5).........................................
Net Loss Ratio.......................................
Excess Recovery (6)..................................

(1) For purposes of these tables, Foreclosed Loans includes the principal balance of mortgage loans secured by mortgaged properties the title to which has been acquired by Residential Funding, by investors or by an insurer following foreclosure or delivery of a deed in lieu of foreclosure and which have not been finally liquidated.
(2) Liquidated Foreclosed Loans is the sum of the principal balances of the foreclosed loans liquidated during the period indicated.
(3) Gross Loss for any Mortgage Loan is equal to the difference between (a) the principal balance plus accrued interest and all Liquidation Expenses related to such Mortgage Loan and (b) all amounts received in connection with the liquidation of the related Mortgaged Property, excluding amounts received from mortgage pool or special hazard insurance or other forms of credit enhancement, as described in footnote (4) below. Net gains from the liquidation of mortgage loans are identified in footnote (6) below.
(4) Covered Loss is equal to the aggregate of all proceeds received in connection with foreclosed Mortgage Loans from mortgage pool insurance, special hazard insurance (but not including primary mortgage insurance, hazard insurance or other insurance available for specific mortgaged properties) or other insurance as well as all proceeds received from or losses borne by other credit enhancement, including subordinate certificates.
(5) Net Loss is determined by subtracting Covered Losses from Gross Losses. As in the case in footnote (3) above, Net Loss indicated here may reflect Excess Recovery (see footnote (6) below). Net Loss includes losses on mortgage loan pools which do not have the benefit of credit enhancement.
(6) Excess Recovery is calculated only with respect to defaulted Mortgage Loans as to which the liquidation of the related Mortgaged Property resulted in recoveries in excess of the principal balance plus accrued interest thereon and all liquidation expenses related to such Mortgage Loan. Excess Recoveries are not applied to reinstate any credit enhancement, and generally are not allocated to holders of Certificates.

    There can be no assurance that the delinquency and foreclosure experience set forth above will be representative of the results that may be experienced with respect to the Mortgage Loans.

Servicing and Other Compensation and Payment of Expenses

    The Servicing Fees for each Mortgage Loan are payable out of the interest payments on such Mortgage Loan. The Servicing Fees in respect of each Mortgage Loan will be at least ___% and not more than _____% per annum of the outstanding principal balance of each Mortgage Loan. The Servicing Fees consist of (a) servicing compensation payable to the Master Servicer in respect of its master servicing activities, and (b) subservicing and other related compensation payable to the Subservicer (including such compensation paid to the Master
Servicer as the direct servicer of a Mortgage Loan for which there is no Subservicer). The primary compensation to be paid to the Master Servicer in respect of its master servicing activities will be ____% per annum of the outstanding principal balance of each Mortgage Loan. As described more fully in the Prospectus, a Subservicer is entitled to servicing compensation in a minimum amount equal to ____% per annum of the outstanding principal balance of each Mortgage Loan serviced by it. The Master Servicer is obligated to pay certain ongoing expenses associated with the Trust Fund and incurred by the Master Servicer in connection with its responsibilities under the Pooling and Servicing Agreement. See "Description of the Certificates--Servicing and Other Compensation and Payment of Expenses; Spread" in the Prospectus for information regarding other possible compensation to the Master Servicer and Subservicers and for information regarding expenses payable by the Master Servicer.

Voting Rights

    Certain actions specified in the Prospectus that may be taken by holders of Certificates evidencing a specified percentage of all undivided interests in the Trust Fund may be taken by holders of Certificates entitled in the aggregate to such percentage of the Voting Rights. __% of all Voting Rights will be allocated among all holders of the Certificates (other than the Fixed Strip Certificates, Variable Strip Certificates and Residual Certificates) in proportion to their then outstanding Certificate Principal Balances, and _%, _%, _% and _% of all Voting Rights will be allocated among holders of the Fixed Strip Certificates, Variable Strip Certificates, Class R-I Certificates and Class R-II Certificates, respectively, in proportion to the percentage interests evidenced by their respective Certificates.

Termination

    The circumstances under which the obligations created by the Pooling and Servicing Agreement will terminate in respect of the Senior Certificates are described in "Description of the Certificates--Termination; Retirement of Certificates" in the Prospectus. The Master Servicer or the Company will have the option on any Distribution Date on which the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date either (i) to purchase all remaining
Mortgage Loans and other assets in the Trust Fund, thereby effecting early retirement of the Senior Certificates or (ii) purchase in whole, but not in part, the Certificates other than the Residual Certificates. Any such purchase of Mortgage Loans and other assets of the Trust Fund shall be made at a price equal to the sum of (a) 100% of the unpaid principal balance of each Mortgage Loan (or, the fair market value of the related underlying Mortgaged Properties with respect to defaulted Mortgage Loans as to which title to such underlying Mortgaged Properties has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advance attributable to principal) as of the Distribution Date on which the purchase proceeds are to be distributed plus (b) accrued interest thereon at the Net Mortgage Rate to, but not including, the first day of the month of repurchase.

    Upon presentation and surrender of the Senior Certificates in connection with the termination of the Trust Fund or a purchase of Certificates under the circumstances described above, the holders of the Senior Certificates will receive an amount equal to the Certificate Principal Balance of such class plus one month's interest thereon (or with respect to the Variable Strip Certificates, one month's interest on the Notional Amount) at the applicable Pass-Through Rate plus any previously unpaid Accrued Certificate Interest.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    Upon the issuance of the Offered Certificates, ______________________, counsel to the Company, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will qualify as a REMIC under the Code.

    For federal income tax purposes, the Residual Certificates will be the sole classes of "residual interests" in the Trust Fund and the Offered Certificates (other than the Residual Certificates), and Subordinate Certificates will represent ownership of "regular interests" in the Trust Fund and will generally be treated as representing ownership of debt instruments of the Trust Fund. See "Certain Federal Income Tax Consequences--REMICs" in the Prospectus.

The Certificates will not be treated as having been issued with original issue discount for federal income tax reporting purposes. The Certificates will, be treated as having been issued with original issue discount for federal income tax reporting purposes. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a rate equal to ___% SPA. No representation is made that the Mortgage Loans will prepay at that rate or at any other rate. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the Prospectus.

    The OID Regulations suggest that original issue discount with respect to securities such as the Stripped Interests Certificates that represent multiple uncertificated REMIC regular interests, in which ownership interests will be issued simultaneously to the same buyer and which are required under the Pooling and Servicing Agreement to be transferred together, should be computed on an aggregate method. In the absence of further guidance from the IRS, original issue discount with respect to the uncertificated regular interests represented by the Stripped Interests Certificates will be reported to the IRS and the Certificateholders on an aggregate method based on a single overall constant yield and the prepayment assumption stated above, treating all such uncertificated regular interests as a single debt instrument as set forth in the OID Regulations.

    If the method for computing original issue discount described in the Prospectus results in a negative amount for any period with respect to a Certificateholder (in particular, the Stripped Interests Certificateholders), the amount of original issue discount allocable to such period would be zero and such Certificateholder will be permitted to offset such negative amount only against future original issue discount (if any) attributable to such Certificates. Although the matter is not free from doubt, a Stripped Interests Certificateholder may be permitted to deduct a loss to the extent that his or her respective remaining basis in such Certificate exceeds the maximum amount of future payments to which such Certificateholder is entitled, assuming no further prepayments of the Mortgage Loans. Any such loss might be treated as a capital loss.

    Although they are unclear on the issue, in certain circumstances the OID Regulations appear to permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that the holder of a Certificate may be able to select a method for recognizing original issue discount that differs from that used by the Master Servicer in preparing reports to the Certificateholders and the IRS.

    Certain classes of the Offered Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a class of Certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of such classes of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize such premium. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" and "--Premium" in the Prospectus.

    The Offered Certificates will be treated as "qualifying real property loans" under Section 593(d) of the Code, assets described in Section 7701(a)(19)(C) of the Code and "real estate assets" under Section 856(c)(5)(A) of the Code generally in the same proportion that the assets of the Trust Fund would be so treated. In addition, interest on the Offered Certificates will be treated as "interest on obligations secured by mortgages on real property" under Section 856(c)(3)(B) of the Code generally to the extent that such Offered Certificates are treated as "real estate assets" under Section 856(c)(5)(A) of the Code. Moreover, the Offered Certificates (other than the Residual Certificates) will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code. However, prospective investors in Offered Certificates that will be generally treated as assets described in Section 860G(a)(3) of the Code should note that, notwithstanding such treatment, any repurchase of such a Certificate pursuant to the right of the Master Servicer or the Company to repurchase such Offered Certificates may adversely affect any REMIC that holds such Offered Certificates if such repurchase is made under circumstances giving rise to a Prohibited Transaction Tax. See "The Pooling and Servicing Agreement-Termination" herein and "Certain Federal Income Tax Consequences--REMICs--Characterization of Investments in REMIC Certificates" in the Prospectus.

    For further  information  regarding the federal income tax  consequences  of
investing  in  the  Offered  Certificates,   see  "Certain  Federal  Income  Tax
Consequences-REMICs" in the Prospectus.

Special Tax Considerations Applicable to Residual Certificates

    The IRS has issued regulations under the provisions of the Code related to REMICs (the "REMIC Regulations") that significantly affect holders of Residual Certificates. The REMIC Regulations impose restrictions on the transfer or acquisition of certain residual interests, including the Residual Certificates. In addition, the REMIC Regulations contain restrictions that apply to: (i) thrift institutions holding residual interests lacking "significant value" and
(ii) the transfer of "noneconomic" residual interests to United States persons. Pursuant to the Pooling and Servicing Agreement, the Residual Certificates may not be transferred to non-United States persons.

    The REMIC Regulations provide for the determination of whether a residual interest has "significant value" for purposes of applying the rules relating to "excess inclusions" with respect to residual interests. Based on the REMIC Regulations, the Residual Certificates do not have significant value and, accordingly, thrift institutions and their affiliates will be prevented from using their unrelated losses or loss carryovers to offset any excess inclusions with respect to the Residual Certificates, which will be in an amount equal to all or virtually all of the taxable income includible by holders of the Residual Certificates. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions" in the Prospectus.

    The REMIC Regulations also provide that a transfer to a United States person of "noneconomic" residual interests will be disregarded for all federal income tax purposes, and that the purported transferor of "noneconomic" residual interests will continue to remain liable for any taxes due with respect to the income on such residual interests, unless "no significant purpose of the transfer was to impede the assessment or collection of tax." Based on the REMIC Regulations, the Residual Certificates may constitute noneconomic residual interests during some or all of their terms for purposes of the REMIC Regulations and, accordingly, unless no significant purpose of a transfer is to impede the assessment or collection of tax, transfers of the Residual Certificates may be disregarded and purported transferors may remain liable for any taxes due with respect to the income on the Residual Certificates. All transfers of the Residual Certificates will be subject to certain restrictions under the terms of the Pooling and Servicing Agreement that are intended to reduce the possibility of any such transfer being disregarded to the extent that the Residual Certificates constitute noneconomic residual interests. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates--Noneconomic REMIC Residual Certificates" in the Prospectus.

    The Residual Certificateholders may be required to report an amount of taxable income with respect to the earlier accrual periods of the Trust Fund's term that significantly exceeds the amount of cash distributions received by such Class Residual Certificateholders from the Trust Fund with respect to such periods. Furthermore, the tax on such income may exceed the cash distributions with respect to such periods. Consequently, Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due in the earlier years of the Trust Funds' term as a result of their ownership of the Residual Certificates. In addition, the required inclusion of this amount of taxable income during the Trust Fund's earlier accrual periods and the deferral of corresponding tax losses or deductions until later accrual periods or until the ultimate sale or disposition of a Residual Certificate (or possibly later under the "wash sale" rules of Section 1091 of the Code) may cause the Residual Certificateholders' after-tax rate of return to be zero or negative even if the Residual Certificateholders' pre-tax rate of return is positive. That is, on a present value basis, the Residual Certificateholders' resulting tax liabilities could substantially exceed the sum of any tax benefits and the amount of any cash distributions on such Residual Certificates over their life.

    Residential Funding will be designated as the "tax matters person" with respect to the Trust Fund as defined in the REMIC Provisions (as defined in the Prospectus), and in connection therewith will be required to hold not less than 0.01% of the Residual Certificates.

    Purchasers of the Residual Certificates are strongly advised to consult their own tax advisors as to the economic and tax consequences of investment in such Residual Certificates.

    For further information regarding the federal income tax consequences of investing in the Residual Certificates, see "Certain Yield and Prepayment Considerations--Additional Yield Considerations Applicable Solely to the
Residual Certificates" herein and "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates" in the Prospectus.


                             METHOD OF DISTRIBUTION

    Subject to the terms and conditions set forth in the Underwriting Agreement dated __________, 19__, the Underwriter has agreed to purchase and the Company has agreed to sell to the Underwriter each class of Senior Certificates.

    The Underwriting Agreement provides that the obligation of the Underwriter to pay for and accept delivery of the Senior Certificates is subject to, among other things, the receipt of certain legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of the Company's Registration Statement shall be in effect, and that no proceedings for such purpose shall be pending before or threatened by the Securities and Exchange Commission.

    The distribution of the Senior Certificates by the Underwriter may be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. Proceeds to the Company from the sale of the Senior Certificates, before deducting expenses payable by the Company, will be _________% of the aggregate Certificate Principal Balance of the Senior Certificates plus accrued interest thereon from the Cut-off Date. The Underwriter may effect such transactions by selling the Senior Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter for whom they act as agent. In connection with the sale of the Senior Certificates, the Underwriter may be deemed to have received compensation from the Company in the form of underwriting compensation. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Senior Certificates may be deemed to be underwriters and any profit on the resale of the Senior Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933.

    The Underwriting Agreement provides that the Company will indemnify the Underwriter, and under limited circumstances the Underwriter will indemnify the Company, against certain civil liabilities under the Securities Act of 1933, or contribute to payments required to be made in respect thereof.

    There can be no assurance that a secondary market for the Senior Certificates will develop or, if it does develop, that it will continue. The primary source of information available to investors concerning the Senior Certificates will be the monthly statements discussed in the Prospectus under "Description of the Certificates - Reports to Certificateholders," which will include information as to the outstanding principal balance of the Senior Certificates and the status of the applicable form of credit enhancement. There can be no assurance that any additional information regarding the Senior Certificates will be available through any other source. In addition, the Company is not aware of any source through which price information about the Senior Certificates will be generally available on an ongoing basis. The limited nature of such information regarding the Senior Certificates may adversely affect the liquidity of the Senior Certificates, even if a secondary market for the Senior Certificates becomes available.

                                 LEGAL OPINIONS

    Certain legal matters relating to the  Certificates  will be passed upon for
the  Company  by   _________________________________,   ________   and  for  the
Underwriter by
-------------------------------.


                                     RATINGS

    It is a condition  to the issuance of the Senior  Certificates  that they be
rated    not    lower    than    "___"    by    _________________    ___________
("_________________") and "___" by _________________ _______ ("_______").

    The ratings of _______ on mortgage pass-through certificates address the likelihood of the receipt by Certificateholders of all distributions on the underlying mortgage loans to which they are entitled. _______ ratings on pass-through certificates do not represent any assessment of the likelihood that principal prepayments will be made by mortgagors or the degree to which such prepayments might differ from that originally anticipated. The rating does not address the possibility that Certificateholders might suffer a lower than anticipated yield.

    _________________ ratings on mortgage pass-through certificates also address the likelihood of the receipt by Certificateholders of payments required under the Pooling and Servicing Agreement.

_________________ ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the Certificates, and the extent to which the payment stream in the mortgage pool is adequate to make payments required under the Certificates. _________________ rating on the Certificates does not, however, constitute a statement regarding frequency of prepayments on the mortgages.
See "Certain Yield and Prepayment Considerations" herein.

    The Company has not requested a rating on the Senior Certificates by any rating agency other than _______ and ________ ________. However, there can be no assurance as to whether any other rating agency will rate the Senior Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Senior Certificates by _______ and _________________.

    A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. The rating of the Fixed Strip Certificates or Variable Strip Certificates does not address the possibility that the holders of such Certificates may fail to fully recover their initial investment. In the event that the rating initially assigned to the Senior Certificates is subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to the Senior Certificates.

    No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this Prospectus Supplement and the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or by the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus Supplement or the Prospectus.




                                TABLE OF CONTENTS
                                                                           Page
                              Prospectus Supplement
Summary..............................................                         S-
Description of the Mortgage Pool.....................                         S-
Description of the Certificates......................                         S-
Certain Yield and Prepayment
     Considerations..................................                         S-
Pooling and Servicing Agreement......................                         S-
Certain Federal Income Tax
     Consequences....................................                         S-
Method of Distribution...............................                         S-
Legal Opinions.......................................                         S-
Ratings..............................................                         S-
Legal Investment.....................................                         S-
ERISA Considerations.................................                         S-
                                   Prospectus
Summary of Prospectus................................
Special Considerations...............................
The Mortgage Pools...................................
Mortgage Loan Program................................
Description of the Certificates......................
Subordination........................................
Description of Credit Enhancement....................
Primary Mortgage Insurance, Hazard
     Insurance; Claims Thereunder....................
The Company..........................................
Residential Funding Corporation......................
The Pooling and Servicing Agreement..................
Yield Considerations.................................
Maturity and Prepayment
     Considerations..................................
Certain Legal Aspects of Mortgage
     Loans and Related Matters.......................
Certain Federal Income Tax
     Consequences....................................
State and Other Tax Consequences.....................
ERISA Considerations.................................
Legal Investment Matters.............................
Use of Proceeds......................................
Methods of Distribution..............................
Legal Matters........................................
Financial Information................................
Additional Information...............................
Index of Principal Definitions.......................

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This preliminary prospectus supplement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                                    VERSION 2



                              SUBJECT TO COMPLETION
            PRELIMINARY PROSPECTUS SUPPLEMENT DATED NOVEMBER 5, 1997

PROSPECTUS SUPPLEMENT
(To Prospectus dated ______________, 19__)

$_______________ (APPROXIMATE)

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
Company

RESIDENTIAL FUNDING CORPORATION
Master Servicer

MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 19__-__
WEIGHTED AVERAGE ADJUSTABLE PASS-THROUGH RATE

The Series 19__-__ Mortgage Pass-Through Certificates (the "Certificates") will evidence the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool of conventional adjustable rate one- to four-family first mortgage loans (the "Mortgage Loans"), exclusive of the Spread (as defined herein), to be deposited by Residential Funding Mortgage Securities I, Inc. (the "Company") into the Trust Fund for the benefit of the Certificateholders. Certain characteristics of the Mortgage Loans are described herein under "Description of the Mortgage Pool."

A limited amount of losses on the Mortgage Loans will initially be covered by an irrevocable letter of credit (the "Letter of Credit") to be issued by ________________ (the "Letter of Credit Bank"). The maximum amount available to be drawn under the Letter of Credit will initially be equal to approximately _____% of the aggregate principal balance of the Mortgage Loans as of
_______________, 19__ (the "Cut-off Date").

The interest rates on the Mortgage Loans (each, a "Mortgage Rate") will change semi-annually based on the Index (as defined herein) and the respective Note Margins described herein, subject to certain periodic and lifetime limitations as described more fully herein.

         INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES

SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

Distributions on the Certificates will be made on the 25th day of each month or, if such day is not a business day, then on the next succeeding business day commencing on ____________, 19__ (each, a "Distribution Date"). As more fully described herein, interest distributions on the Certificates will be based on the principal balance of the Mortgage Loans and the then applicable Weighted Average Adjustable Pass-Through Rate, which will equal the weighted average of the Mortgage Rates on the Mortgage Loans, net of the related servicing and subservicing fees and Spread (as to each Mortgage Loan, the "Net Mortgage Rate"), for the month preceding such Distribution Date, as described more fully herein. The initial Weighted Average Adjustable Pass-Through Rate for the
Certificates will be _______% per annum. The Weighted Average Adjustable Pass-Through Rate on the Certificates may increase or decrease from month to month. Distributions in respect of principal of the Certificates will be made as described herein under "Description of the Certificates--Distributions."

Certain Mortgage Loans provide that, at the option of the related Mortgagors, the adjustable rate on such Mortgage Loans may be converted to a fixed rate (the "Convertible Mortgage Loans"), provided that certain conditions have been satisfied. Upon notification from a Mortgagor of such Mortgagor's intent to convert from an adjustable rate to a fixed rate and prior to the conversion of any such Mortgage Loan (a "Converting Mortgage Loan"), the related Subservicer will be obligated to purchase the Converting Mortgage Loan at a net price of par plus accrued interest thereon (the "Conversion Price"). In the event of a failure by a Subservicer to purchase a Converting Mortgage Loan, the Master Servicer shall use its best efforts to purchase any Converted Mortgage Loan (as defined herein) from the Mortgage Pool at the Conversion Price during the one month period following the date of conversion to a Converted Mortgage Loan. In the event that neither the related Subservicer nor the Master Servicer purchases a Converting or Converted Mortgage Loan, the Mortgage Pool will thereafter include both fixed rate and adjustable rate Mortgage Loans. See "Certain Yield and Prepayment Considerations" herein. Except as set forth herein, Residential Funding Corporation's only obligations with respect to the Certificates are its contractual obligations as Master Servicer under the terms of the Pooling and Servicing Agreement (as defined herein).

The yield to maturity on the Certificates will depend on the rate of payment of principal (including prepayments, defaults, liquidations and purchases of Converting Mortgage Loans and Converted Mortgage Loans) on the Mortgage Loans. The Mortgage Loans may be prepaid in full or in part at any time without penalty. The yield to investors on the Certificates will be adversely affected by any shortfalls in interest collected on the Mortgage Loans due to prepayments, liquidations or otherwise. See "Certain Yield and Prepayment Considerations" herein and "Yield Considerations" in the Prospectus.

There is currently no secondary market for the Certificates. _______________________________ (the "Underwriter") intends to make a secondary market in the Certificates but is not obligated to do so. There can be no assurance that a secondary market for the Certificates will develop or, if it does develop, that it will continue. The Certificates will not be listed on any securities exchange.
It is a condition of the issuance of the Certificates that they be rated "____" by -----------------------------.
No election will be made to treat the Trust Fund underlying the Certificates as a real estate mortgage investment conduit ("REMIC") for federal income tax purposes.



PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE CERTIFICATES. THE CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE COMPANY, THE MASTER SERVICER, GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE COMPANY, THE MASTER SERVICER, GMAC MORTGAGE GROUP, INC. OR ANY OF THEIR AFFILIATES.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED
ON OR ENDORSED THE MERITS OF THIS OFFERING.  ANY REPRESENTATION
TO THE CONTRARY IS UNLAWFUL.

For  a  discussion  of  significant   matters   affecting   investments  in  the
Certificates, see "Risk Factors" in the Prospectus commencing on page __.

The Certificates will be purchased from the Company by the Underwriter and will be offered by the Underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The proceeds to the Company from the sale of the Certificates will be equal to _________% of the initial aggregate principal balance of the Certificates, plus accrued interest thereon from __________ 1, 19__ (the "Cut-off

Date"), net of any expenses payable by the Company. The Certificates are offered by the Underwriter subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to certain other conditions. The Underwriter reserves the right to withdraw, cancel or modify such offer and to reject any order in whole or in part. It is expected that delivery of the Certificates will be made on or about ____________, 19____ at the office of -----------------------, ------------------------------, ----------------------
against payment therefor in immediately available funds.

The date of this Prospectus Supplement is _____________, 19__.

         THE CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT CONSTITUTE A SEPARATE SERIES OF CERTIFICATES BEING OFFERED BY THE COMPANY PURSUANT TO ITS PROSPECTUS DATED _____________, 19__, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. SALES OF THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

         UNTIL _____________, 19__, ALL DEALERS EFFECTING TRANSACTIONS IN THE CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                     SUMMARY

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus. Capitalized terms used herein and not otherwise defined herein have the meanings assigned in the Prospectus.

     Title of  Securities........Mortgage  Pass-Through  Certificates,  Weighted
Average Adjustable Pass-Through Rate, Series 19__-__.

     Company..........................  Residential  Funding Mortgage Securities
I, Inc. (the "Company"), an affiliate of Residential Funding Corporation, and an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc. ("GMAC Mortgage"). See "The Company" in the Prospectus.

     Master  Servicer..................  Residential  Funding  Corporation  (the
"Master Servicer" or "Residential Funding"), an affiliate of the Company and an indirect wholly-owned subsidiary of GMAC Mortgage. See "Pooling and Servicing Agreement--The Master Servicer" herein and "Residential Funding Corporation" in the Prospectus.

     Trustee..........................    ______________________,   a   national
banking association (the "Trustee").

     Cut-off Date.....................   ___________, 19__.

     Delivery Date....................   On or about __________, 19__.

     The  Mortgage  Pool................  The  Mortgage  Pool  will  consist  of adjustable rate, fully-amortizing mortgage loans (the "Mortgage Loans"), exclusive of the Spread (as defined herein). The aggregate principal balance of the Mortgage Loans as of the Cut-off Date will be approximately $--------------.

     The Mortgage Loans are secured by first liens on one- to four-family residential real properties (each, a "Mortgaged Property"). The Mortgage Loans have terms to maturity of __ years from the date of origination and a weighted average remaining term to stated maturity of approximately ____ years and __ months as of the Cut-off Date. The Mortgage Rate on each Mortgage Loan will adjust semi-annually on its Adjustment Date (as defined herein), with corresponding adjustments in the amount of monthly payments, to equal the sum (rounded as described herein) of the Index described below and a fixed percentage set forth in the related Mortgage Note (the "Note Margin"). However,
(i) on any Adjustment Date such Mortgage Rate may not increase or decrease by more than 1% (the "Periodic Rate Cap"), and (ii) over the life of such Mortgage Loan, such Mortgage Rate may not exceed the related maximum Mortgage Rate (such maximum Mortgage Rate is equal to the Mortgage Rate at origination plus a lifetime rate cap (the "Lifetime Rate Cap")); which maximum Mortgage Rates will range from ______% to ______% and (iii) with respect to approximately ____% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, over the life of such Mortgage Loan, such Mortgage Rate may not be lower than the minimum Mortgage Rate. The difference between the Mortgage Rate on each Mortgage Loan at origination and the minimum Mortgage Rate on such Mortgage Loan will equal the lifetime rate floor (the "Lifetime Rate Floor"). The minimum Mortgage Rates will range from _____% to ______%.

Accordingly, changes in the Weighted Average Adjustable Pass-Through Rate will not necessarily correspond to changes in the Index or other prevailing interest rates. Additionally, the initial Mortgage Rates in effect on the Mortgage Loans will likely be lower than the sum of the Index and related Note Margin that would have been applicable at origination. Because the maximum Mortgage Rate on any Mortgage Loan is determined by adding the Lifetime Rate Cap to the Mortgage Rate at origination, the maximum rate on a Mortgage Loan will likely be less than the sum of the Index and the Note Margin that would have been applicable at origination plus the Lifetime Rate Cap. No Mortgage Loan provides for payment caps on any Adjustment Date which would result in deferred interest or negative amortization. The Mortgage Loans will bear interest at Mortgage Rates of at least _____% per annum but not more than ______% per annum, as of the Cut-off Date. For a further description of the Mortgage Loans, see "Description of the Mortgage Pool" herein.

     The  Index......................  As of any Adjustment Date with respect to any Mortgage Loan, the Index applicable to the determination of the related Mortgage Rate will be a rate equal to the monthly weighted average cost of funds for members of the Federal Home Loan Bank of San Francisco as most recently available 45 days prior to the Adjustment Date (the "Cost of Funds Index" or "Index").

     Conversion of Mortgage Loans... Approximately _____% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, are Convertible Mortgage Loans. Upon notification from a Mortgagor of such Mortgagor's intent to convert from an adjustable rate to a fixed rate and prior to the conversion thereof, the related Subservicer will be obligated to purchase the Converting Mortgage Loan at a net price of par plus accrued interest thereon (the "Conversion Price"). In the event of a failure by a Subservicer to purchase a Converting Mortgage Loan, the Master Servicer shall use its best efforts to purchase any Converted Mortgage Loan (as defined herein) from the Mortgage Pool at the Conversion Price during the one- month period following the date of conversion to a Converted Mortgage Loan. In the event that neither the related Subservicer nor the Master Servicer purchases a Converting or Converted Mortgage Loan, the Mortgage Pool will thereafter include both fixed-rate and adjustable-rate Mortgage Loans. See "Certain Yield and Prepayment Considerations" herein.

     The  Certificates...............   The  Certificates  evidence  the  entire
beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of the Mortgage Pool, exclusive of the Spread. The Certificates will be issued pursuant to a Pooling and Servicing Agreement, to be dated as of the Cut-off Date, among the Company, the Master Servicer, and the Trustee (the "Pooling and Servicing Agreement").

     Weighted  Average   Adjustable  Pass-  Through  Rate  on  the  Certificates
 .............  The Weighted Average  Adjustable  Pass-Through Rate applicable to the Certificates in respect of each Distribution Date will equal the weighted average of the Net Mortgage Rates on the outstanding Mortgage Loans for the month preceding such Distribution Date. The initial weighted Average Adjustable Pass-Through Rate will be ______% per annum. The Net Mortgage Rate on each Mortgage Loan is equal to the Mortgage Rate thereon minus the rate per annum at which the related master and primary servicing fees accrue (the "Servicing Fee Rate") and the per annum rate at which the Spread referred to below under "Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses; Spread" accrues.

     Denominations..................   The  Certificates   will  be  offered  in
registered form, in minimum denominations of $_________ and integral multiples of $________ in excess thereof with one Certificate evidencing the authorized minimum denomination plus the remainder of the aggregate initial principal balance of all of the Certificates.

     Interest  Distributions.........   Holders  of  the  Certificates  will  be
entitled to receive distributions allocable to interest in proportion to their respective Percentage Interests (as defined herein) on each Distribution Date, to the extent of available funds, in an aggregate amount equal to one month's interest, at the then applicable Weighted Average Adjustable Pass-Through Rate, on the principal balance of the Certificates outstanding as of the close of business on the immediately preceding Distribution Date, subject to reduction in the event of any full and partial prepayments or any interest shortfalls not covered by the Letter of Credit (as defined herein) as well as certain losses and delinquencies on the Mortgage Loans as described herein. See "Description of the Certificates--Distributions" herein and in the Prospectus.

     Principal   Distributions....Principal   payments  (including  prepayments)
received on the Mortgage Loans will be passed through on each Distribution Date to holders of the Certificates in proportion to their respective Percentage Interests. See "Description of the Certificates-- Distributions" herein and in the Prospectus.

     Advances.......................  The Master  Servicer  is  required to make advances ("Advances") to holders of the Certificates in respect of delinquent payments of principal and interest on the Mortgage Loans, subject to the limitations described herein. See "Description of the Certificates--Advances" herein and in the Prospectus.

     Credit  Enhancement.............  Neither the Certificates nor the Mortgage
Loans are insured or guaranteed by any governmental agency or instrumentality or by the Company, the Master Servicer, GMAC Mortgage or any affiliate thereof. However, a limited amount of losses on the Mortgage Loans will be covered initially by an irrevocable letter of credit (the "Letter of Credit") to be issued by ________________ (the "Letter of Credit Bank") in favor of the Trustee for the benefit of the holders of the Certificates. The maximum amount available under the Letter of Credit to cover losses with respect to the Mortgage Loans will initially equal $_________ (the initial "Available Amount") which is equal to approximately _____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. The Available Amount is subject to periodic reduction as described herein.

The Letter of Credit will cover losses on the Mortgage Loans from Defaulted Mortgage Losses, Special Hazard Losses, Fraud Losses and Bankruptcy Losses (each as defined in the Prospectus). Amounts that may be drawn under the Letter of Credit to cover Special Hazard Losses, Fraud Losses and Bankruptcy Losses are initially limited to $___________, $___________ and $______________, respectively. All of the foregoing amounts are subject to periodic reduction as described herein. Any draws under the Letter of Credit, including draws for Special Hazard Losses, Fraud Losses and Bankruptcy Losses, will reduce the Available Amount. The Letter of Credit will expire on ______________, 19__, unless earlier terminated or extended in accordance with its terms or replaced in a manner as herein described. In the event losses on Mortgage Loans occur which are not covered by the Letter of Credit or any replacement credit enhancement, such losses will be borne by the Certificateholders. See "Description of Credit Enhancement" herein.

     Optional  Termination...........  At its option,  on any Distribution  Date when  the  principal  balance  of the  Mortgage  Loans  is less  than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, the Master Servicer or the Company may (i) purchase from the Trust Fund all remaining Mortgage Loans and other assets thereof and thereby effect early retirement of the Certificates or (ii) purchase in whole, but not in part, the Certificates other than the Residual Certificates. See "Pooling and Servicing Agreement-- Termination" herein and "The Pooling and Servicing Agreement--Termination" in the Prospectus.

     Special  Prepayment  Considerations..............  The  rate  of  principal payments on the Certificates collectively will depend on the rate and timing of principal payments (including prepayments, defaults and liquidations) on the Mortgage Loans. As is the case with mortgage-backed securities generally, the Certificates are subject to substantial inherent cash-flow uncertainties because the Mortgage Loans may be prepaid at any time. Generally, when prevailing interest rates are increasing, prepayment rates on mortgage loans tend to decrease, resulting in a reduced return of principal to investors at a time when reinvestment at such higher prevailing rates would be desirable. Conversely, when prevailing interest rates are declining, prepayment rates on mortgage loans tend to increase, resulting in a greater return of principal to investors at a time when reinvestment at comparable yields may not be possible.

See "Description of the Certificates - Distributions" and "Certain Yield and Prepayment Considerations" herein, and "Maturity and Prepayment Considerations" in the Prospectus.

     Special  Yield  Considerations..............  The yield to  maturity on the
Certificates will depend on the rate and timing of principal payments (including prepayments, defaults, liquidations [and purchases of Mortgage Loans converting to a fixed rate]) on the

Mortgage Loans, as well as other factors such as changes in the Index, provisions of the Mortgage Loans limiting changes in the Mortgage Rates and the purchase price for such Certificates, as described herein. The Weighted Average Adjustable Pass-Through Rate will be reduced to the extent that prepayments, liquidations and purchases occur at a faster rate for Mortgage Loans having higher Net Mortgage Rates than for Mortgage Loans having lower Net Mortgage Rates. The yield to investors on the Certificates will be adversely affected by any allocation thereto of prepayment interest shortfalls on the Mortgage Loans, which are expected to result from the distribution of interest only to the date of prepayment (rather than a full month's interest) in connection with prepayments in full, and the lack of any distribution of interest on the amount of any partial prepayments.

See  "Certain  Yield  and   Prepayment   Considerations"   herein,   and  "Yield
Considerations" in the Prospectus.

     Certain Federal Income Tax Consequences..................  No election will be made to treat the Trust Fund as a real estate mortgage investment conduit for federal income tax purposes. ___________________ _____________ will deliver its opinion to the effect that the Trust Fund will be classified as a grantor trust under the Internal Revenue Code of 1986 (the "Code"), and not as a partnership or an association taxable as a corporation. For federal income tax purposes, the Certificateholders will be treated as owners of stripped bonds, see "Certain
Federal Income Tax Consequences-- Grantor Trust Fractional Interest Certificates" in the Prospectus. The Certificateholders will therefore be required to include their yield with respect to the Mortgage Loans in gross income as it accrues, based on a constant yield method in accordance with the original issue discount rules, which may be in advance of the receipt of cash attributable to such income. In the absence of statutory or administrative clarification, it is intended to base information returns or reports to Certificateholders and the Internal Revenue Service on the use of a prepayment assumption of __% CPR (as defined herein) and a representative initial offering price for the Certificates in computing such constant yield. However, no representation is made that the Mortgage Loans will prepay at that rate or at any other rate. Certificateholders should consult their tax advisors as to the proper treatment of original issue discount on the Mortgage Loans and the application of the stripped bond rules. For further information regarding the federal income tax consequences of investing in the Certificates, see "Certain Federal Income Tax Consequences" herein and in the Prospectus.

     ERISA Considerations........... A fiduciary of any employee benefit plan or other retirement arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code should review carefully with its legal advisors whether the purchase or holding of Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code. See "ERISA Considerations" in the Prospectus.

     Rating.........................  It is a condition  of the  issuance of the
Certificates that they be rated at least "___" by ---------------------------------- __________________. _________ RATING OF THE
CERTIFICATES WILL NOT REPRESENT ANY ASSESSMENT OF THE RELATED SUBSERVICER'S ABILITY TO PURCHASE CONVERTING MORTGAGE LOANS, OR THE REMARKETING AGENT'S ABILITY TO ARRANGE FOR THE PURCHASE OF CONVERTED MORTGAGE LOANS. In the event that neither the related Subservicer nor the Master Servicer purchases a Converting or Converted Mortgage Loan, investors in the Certificates might suffer a lower than anticipated yield. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not address the frequency of prepayments of Mortgage Loans, or the corresponding effect on yield to investors. See "Certain Yield and Prepayment Considerations" and "Rating" herein and "Yield Considerations" in the Prospectus.

     Legal Investment...............  The Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") so long as they are rated in at least the second highest rating category by a Rating Agency, and, as such, are legal investments for certain entities to the extent provided in SMMEA. SMMEA provides that states may override its provisions on legal investment and restrict or condition investment in mortgage related securities, by taking statutory action prior to October 3, 1991. Certain states have enacted, and other states may enact, legislation which overrides the preemption provisions of SMMEA. See "Legal Investment Matters" in the Prospectus and "Rating" herein.

                        DESCRIPTION OF THE MORTGAGE POOL

General

         The Mortgage Pool will consist of Mortgage Loans with an aggregate principal balance outstanding as of the Cut-off Date, after deducting payments of principal due on such date, of approximately $___________. The Mortgage Pool will consist of fully-amortizing Mortgage Loans with adjustable interest rates which have terms to maturity of 30 years from the date of origination. All of the Mortgage Loans were purchased by the Company through its affiliate Residential Funding from Unaffiliated Sellers as more fully described herein and in the Prospectus. Approximately ____% and ____% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, were being subserviced by _____________________________. and _____________ ___________________ (which is an affiliate of the Company), respectively.

         Pursuant to the terms of the Pooling and Servicing Agreement, the Company shall assign the representations and warranties made by the related Sellers of the Mortgage Loans to the Trustee for the benefit of the
Certificateholders and will also make certain limited representations and warranties regarding the Mortgage Loans as of the date of issuance of the Certificates. However, to the best of the Company's knowledge, approximately ____% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, were sold to Residential Funding by ____ Unaffiliated Sellers that are currently institutions which are either directly or indirectly under the control of the Resolution Trust Corporation or in receivership or conservatorship. To the extent that such institutions (or any other Sellers of the Mortgage Loans) are not able to repurchase a Mortgage Loan in the event of a breach of its representations and warranties with respect to such Mortgage Loan, neither the Company nor Residential Funding will be required to repurchase such Mortgage Loan unless such breach also constitutes a breach of one of the Company's or Residential Funding's representations and warranties with respect to such Mortgage Loan. In addition, neither the Company nor Residential Funding will be required to repurchase any Mortgage Loan in the event of a breach of its representations and warranties with respect to such Mortgage Loan if the substance of any such breach also constitutes fraud in the origination of such affected Mortgage Loan. A limited amount of losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loans will be covered by the Letter of Credit as described herein under "Description of Credit Enhancement."

         The Mortgage Rate on each Mortgage Loan will adjust semi-annually on a date specified in the related Mortgage Note (the "Adjustment Date"). For approximately ____% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, the first Adjustment Date occurred prior to the Cut-off Date.

         On each Adjustment Date, the Mortgage Rate on a Mortgage Loan will be adjusted to equal the sum (rounded to either the nearest or next highest multiple of _____%) of (a) a rate per annum equal to the monthly weighted average cost of funds for members of the Federal

Home Loan Bank of San Francisco (the "FHLB of San Francisco") as published by the FHLB of San Francisco (the "Cost of Funds Index" or "Index") and as most recently available as of the day 45 days prior to such Adjustment Date or, in the event that such Index is no longer available, an index selected by the Master Servicer and reasonably acceptable to the Trustee that is based on comparable information, and (b) the related Note Margin, subject to the following limitations. The Mortgage Rate on the Mortgage Loan on any Adjustment Date may not increase or decrease by more than the Periodic Rate Cap applicable to such Mortgage Loan and, over the life of such Mortgage Loan, generally may not exceed the Mortgage Rate at origination plus the Lifetime Rate Cap, or be less than the Mortgage Rate at origination minus any Lifetime Rate Floor, applicable to such Mortgage Loan. No Mortgage Loan provides for payment caps on any Adjustment Date which would result in deferred interest or negative amortization. Effective with the first payment due date on a Mortgage Loan after an Adjustment Date therefor, the monthly principal and interest payment will be adjusted to an amount that will fully amortize the then outstanding principal balance of such Mortgage Loan at its stated maturity and pay interest at the adjusted Mortgage Rate. Because the amortization schedule of each Mortgage Loan will be recalculated semi-annually, any partial prepayments thereof will not reduce the term to maturity of such Mortgage Loan. An increase in the Mortgage Rate on a Mortgage Loan will result in a larger monthly payment and in a larger percentage of such monthly payment being allocated to interest and a smaller percentage being allocated to principal, and conversely, a decrease in the Mortgage Rate on the Mortgage Loan will result in a lower monthly payment and in a larger percentage of each monthly payment being allocated to principal and a smaller percentage being allocated to interest.

         The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks, the home offices of which are located in Arizona, California and Nevada, that are member institutions of the FHLB of San Francisco, as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on or near the last working day of the month following the month in which the cost of funds was incurred. The Index is available through a variety of sources, including, without limitation, Telerate, The Wall Street Journal and USA Today.

         Listed below are the historical values of the Cost of Funds Index since 1988. Such values may fluctuate significantly over time and may not increase or decrease in a constant pattern from period to period. The following does not purport to be representative of future values of the Index. No assurance can be given as to the Index value to be applied on any future Adjustment Date.

                               COST OF FUNDS INDEX

Month              1988   1989   1990    1991   1992    1993
=====             ====== ====== ======  ====== ======  =====
January.................
February................
March...................

April...................
May.....................
June....................
July....................
August..................
September...............
October.................
November................
December................

         The initial Mortgage Rate in effect on a Mortgage Loan generally will be lower than the sum of the Index that would have been applicable at origination and the Note Margin. Absent a decline in the Index subsequent to origination of a Mortgage Loan, the related Mortgage Rate will generally increase on the first Adjustment Date following origination of such Mortgage Loan. The repayment of such Mortgage Loans will be dependent on the ability of the Mortgagor to make larger Monthly Payments following adjustments of the Mortgage Rate. Moreover, because the maximum Mortgage Rate on any Mortgage Loan is determined by adding the Lifetime Rate Cap to the Mortgage Rate at origination, irrespective of the Index that would have been applicable at origination, the maximum Mortgage Rate on a Mortgage Loan will generally be less than the sum of the Index and the Note Margin that would have been applicable at origination plus the Lifetime Rate Cap. Mortgage Loans that have the same initial Mortgage Rate may not always bear interest at the same Mortgage Rate because the Mortgage Loans may have different Adjustment Dates (and the Mortgage Rate therefore may reflect different Index values), different Note Margins, different Lifetime Rate Caps and different Lifetime Rate Floors, if any.

         Approximately ____% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, are Convertible Mortgage Loans. The first month in which any of the Mortgage Loans could convert was _______, 19__ and the last month in which any of the Mortgage Loans may convert is ________ 1, 19__. Upon conversion, the monthly payments of principal and interest will be adjusted to provide for full amortization at scheduled maturity. Upon notification from a Mortgagor of such Mortgagor's intent to convert from an adjustable rate to a fixed rate and prior to the conversion thereof, the related Subservicer will be obligated to purchase the Converting Mortgage Loan at the Conversion Price. In the event of a failure by a Subservicer to purchase a Converting Mortgage Loan, the Master Servicer shall use its best efforts to purchase such Mortgage Loan following its conversion (a "Converted Mortgage Loan") at the Conversion Price during the one-month period following the date of conversion to a Converted Mortgage Loan.

         In the event that the related Subservicer fails to purchase a Converting Mortgage Loan and the Master Servicer does not purchase a Converted Mortgage Loan, neither the Company, GMAC Mortgage or any of their affiliates nor any other entity is obligated to purchase or arrange for the purchase of any Converted Mortgage Loan. Any such Converted Mortgage Loan will remain in the Mortgage Pool as a fixed-rate Mortgage Loan and will result in the Mortgage

Pool having both fixed rate and adjustable rate Mortgage Loans. See "Certain Yield and Prepayment Considerations" herein.

         Following the purchase of any Converted Mortgage Loan as described above, the purchaser will be entitled to receive an assignment from the Trustee of such Mortgage Loan and the purchaser will thereafter own such Mortgage Loan free of any further obligation to the Trustee or the Certificateholders with respect thereto.

         The Principal Balance of any Mortgage Loan as of any time of determination is the principal balance of such Mortgage Loan remaining to be paid by the Mortgagor at the close of business on the Cut-off Date, after deduction of all payments due on or before the Cut-off Date whether or not paid, reduced by all amounts distributed to Certificateholders with respect to such Mortgage Loan and reported to them as allocable to principal, including the principal components of any Advances (as described below under "Description of the Certificates--Advances").

         The   Mortgage   Loans   will   have    approximately   the   following
characteristics as of the Cut-off Date:

Number of Mortgage Loans.........................
Weighted Average Adjustable Pass-Through Rate(1).
Mortgage Rates:
         Weighted Average.............................
         Range........................................
Range of Net Mortgage Rates.......................
Note Margins:
         Weighted Average.............................
         Range........................................
Net Note Margin(2)................................
Maximum Mortgage Rates:
         Weighted Average.............................
         Range........................................
Maximum Net Mortgage Rates (3):
         Weighted Average.............................
         Range........................................
Weighted  Average  Months  to Next  Adjustment  Date  after  ____________,  19__
(4)......


(1) The Weighted Average Adjustable Pass-Through Rate is equal to the weighted average of the Net Mortgage Rates on the Mortgage Loans.
(2) The Net Note Margin is the Note Margin on each Mortgage Loan minus the Servicing Fee Rate and the rate at which the Spread accrues.

(3) The difference between the maximum Net Mortgage Rate and the Net Mortgage Rate as of the Cut-off Date may be less than the Lifetime Rate Cap.
(4) The Weighted Average Months to the next Adjustment Date is equal to the weighted average of the number of months until the Adjustment Date next following _____________, 19__.

         The Mortgage Loans in the Mortgage Pool will have the following characteristics as of the Cut-off Date (expressed as a percentage of the aggregate principal balance of the Mortgage Loans having such characteristics relative to the aggregate principal balance of all Mortgage Loans in the Mortgage Pool):

                  The Mortgage Loans will have had individual principal balances at origination of at least $__________ but not more than $__________.

                  None of the Mortgage Loans in the Mortgage Pool will have been originated prior to _____________, 19__ or will have a scheduled maturity later than ____________, ____. No Mortgage Loan in the Mortgage Pool will have an unexpired term to stated maturity as of the Cut-off Date of less than __ years and __ months. The weighted average remaining term to stated maturity of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date will be approximately ____ years and __ months. The weighted average Adjustment Date of the Mortgage Loans in the Mortgage Pool next following the Cut-off Date is ____________, 19__.

                  Approximately _____% of such Mortgage Loans will have Loan-to-Value Ratios at origination exceeding 80% and Mortgage Loans will have Loan-to-Value Ratios exceeding 90%. The weighted average Loan-to-Value Ratio at origination, as of the Cut-off Date, is approximately _____%.

                  At least _____% of such Mortgage Loans will be secured by fee simple interests in detached one- to four-family dwelling units with the remaining units being secured by fee simple interests in attached planned unit developments, condominiums or townhouses.

                  Approximately _____% of the Mortgage Loans in the Mortgage Pool will be secured by Mortgaged Properties located in California.

                  No more than _____% of the Mortgage Loans in the Mortgage Pool will be secured by Mortgaged Properties located in any one zip code area in California, and no more than ____% will be secured by Mortgaged Properties located in any one zip code area outside California.

                  No more than _____% of the Mortgage Loans were equity refinance mortgage loans made to mortgagors who used less than the entire amount of the proceeds to refinance an existing mortgage loan. The weighted average Loan-to-Value Ratio at origination of such Mortgage Loans, as of the Cut-off Date, is approximately ______%.

         Approximately ____% of the Mortgage Loans were made to mortgagors who used the entire proceeds to refinance an existing Mortgage Loan.

                  Approximately _____% of the Mortgage Loans in the Mortgage Pool will have been purchased from one Unaffiliated Seller, and each of five other Unaffiliated Sellers sold more than ____% but less than ____% of the Mortgage Loans to Residential Funding. Except as indicated in the preceding sentence, no Unaffiliated Seller sold more than ____% of the Mortgage Loans to Residential Funding.

                  No Mortgage Loan provides for deferred interest or negative amortization.

                  Approximately ____% of the Mortgage Loans in the Mortgage Pool will have been underwritten under a reduced loan documentation program as described in the Prospectus under "Mortgage Loan Program--Underwriting Standards; Loss and Delinquency Experience. "The weighted average Loan-to-Value Ratio at origination of the Mortgage Loans in the Mortgage Pool which were underwritten under such reduced loan documentation program will be approximately ____% and no more than approximately ____% of such Mortgage Loans will be secured by Mortgaged Properties located in California. See "Pooling and Servicing Agreement--The Master Servicer" herein.

                  No more than ____% of the Mortgage Loans will be secured by vacation or second homes. No more than ____% of the Mortgage Loans will be secured by one- to four-story condominium units. No Mortgage Loans will be secured by condominium units in buildings of five or more stories.

     None of the Mortgage Loans in the Mortgage Pool will be Buydown Mortgage Loans.

              The following table sets forth the number and aggregate principal balance as of the Cut-off Date of Mortgage Loans having their next Adjustment Dates in the month described therein. The table also indicates the approximate percentage of Mortgage Loans in the Mortgage Pool with an Adjustment Date in each such month.

                                               Aggregate
Month of                Number of             Principal            Percentage of
Adjustment Date        Mortgage Loans           Balance            Mortgage Pool




     Total.........

         The following table sets forth the number and average original principal balance of Mortgage Loans having original principal balances in the ranges described therein, as of the Cut-off Date. The table also indicates the approximate weighted average Mortgage Rate and the approximate weighted average Loan-to-Value Ratio at origination of the Mortgage Loans in each given range, as of the Cut-off Date. Such weighted average Loan-to-Value Ratio of the Mortgage Loans is equal to the average of the Loan-to-Value Ratios at origination.

                                                                                                                    Weighted
                                                                                                                     Average
                                     Number              Average             Weighted         Original
                                       of               Original              Average         Loan-to-
                                    Mortgage            Principal            Mortgage           Value
Original Principal Balance            Loans              Balance               Rate             Ratio












Total, Average or Weighted Average.       _______            $____________           ________%        _______%

Primary Mortgage Insurance and Primary Hazard Insurance

              Each Mortgage Loan is required to be covered by a standard hazard insurance policy (a "Primary Hazard Insurance Policy"). In addition, to the best of the Company's knowledge, each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be insured by a primary mortgage insurance policy covering the amount of such Mortgage Loan in excess of 75% of the value of the related Mortgaged Property used in determining such Loan-to-Value Ratio (a "Primary Insurance Policy"). Approximately _____% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, were required to be covered by Primary Insurance Policies and, to the best of the Company's knowledge, such Mortgage Loans are so covered. Substantially all of such Primary Insurance Policies were issued by ________________________________________________
(together with the other primary mortgage guaranty insurers for the Mortgage Loans, the "Primary Insurers"). The Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the appraised value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and was not the subject of a Primary Insurance Policy and that such Mortgage Loan has a then current Loan-to-Value Ratio in excess of 80%, then the Master Servicer is required to use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. Each Primary Insurer has been approved as a primary mortgage guaranty insurer by the Federal Home Loan Mortgage Corporation ("FHLMC") and has a claims-paying ability currently acceptable to the Rating Agency that will rate the Certificates; however, there is no assurance as to the actual ability of any Primary Insurer to pay claims.

Additional Information

              The description in this Prospectus Supplement of the Mortgage Pool and the Mortgaged Properties is based upon the Mortgage Pool as constituted at the close of business on the Cut-off Date, as adjusted for the scheduled principal payments due before such date. Prior to the issuance of the Certificates, Mortgage Loans may be removed from the Mortgage Pool as a result of incomplete documentation or otherwise, if the Company deems such removal necessary or appropriate. A limited number of other mortgage loans may be included in the Mortgage Pool prior to the issuance of the Certificates. The Company believes that the information set forth herein will be substantially representative of the characteristics of the Mortgage Pool as they will be constituted at the time the Certificates are issued although the range of Mortgage Rates and maturities and certain other characteristics of the Mortgage Loans in the Mortgage Pool may vary.

              A Current Report on Form 8-K containing a detailed description of the Mortgage Loans will be available to purchasers of the Certificates and will be filed, together with the Pooling and Servicing Agreement, with the Securities and Exchange Commission within fifteen days after initial issuance. The Current Report on Form 8-K will specify the aggregate principal balance of the Mortgage Loans in the Mortgage Pool outstanding as of the Cut-off Date and will set forth the other approximate information presented in this Prospectus Supplement.


                         DESCRIPTION OF THE CERTIFICATES

General

              The Certificates evidence in the aggregate the entire beneficial ownership of the Trust Fund. The Trust Fund will consist of (i) the Mortgage Loans, exclusive of the Company's rights in and to the Spread with respect to each Mortgage Loan; (ii) such assets as from time to time are identified as deposited in respect of the Mortgage Loans in the Custodial Account and in the Certificate Account and belonging to the Trust Fund; (iii) property acquired by foreclosure of such Mortgage Loans or deed in lieu of foreclosure; (iv) any applicable Primary Insurance Policies and all proceeds thereof; and (v) the Letter of Credit (or any alternate form of credit support substituted therefor) and all proceeds thereof, other than any amount drawn thereunder and deposited in a reserve fund.

Distributions

              Distributions to holders of Certificates will be made on each Distribution Date based on their respective Percentage Interests. The undivided Percentage Interest of a Certificate will be equal to the percentage obtained by dividing the initial principal balance of such Certificate by the aggregate initial principal balance of all Certificates, which will equal the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

              Holders of Certificates will be entitled to receive distributions of interest on each Distribution Date, to the extent of available funds, in an aggregate amount equal to one month's interest, at the then applicable Weighted Average Adjustable Pass-Through Rate on the principal balance of the Mortgage Loans outstanding as of the close of business on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, outstanding as of the Cut-off Date), subject to reduction in the event of any interest shortfalls not covered by the Letter of Credit, including any Prepayment Interest Shortfalls (as defined below) resulting from full and partial prepayments, as well as certain losses and delinquencies on the Mortgage Loans as described below. The Weighted Average Adjustable Pass-Through Rate for any Distribution Date will equal the average of the Net Mortgage Rates (expressed as a percentage rounded to four decimal places) on the Mortgage Loans (weighted by the principal balances of such Mortgage Loans as of the Due Date occurring in the preceding month). Subject to the following limitations, for each period beginning on the related Adjustment Date therefor, the Net Mortgage Rate on a Mortgage Loan will equal the sum of the Cost of Funds Index (rounded to the nearest multiple of ______%) and the Net Note Margin. The Net Note Margin for each Mortgage Loan will be ______%. The Net Mortgage Rate on any Mortgage Loan on any Adjustment Date may not increase or decrease by more than the Periodic Rate Cap, and the Net Mortgage Rate on any Mortgage Loan will not exceed the maximum Net Mortgage Rate (the "Maximum Net Mortgage Rate") applicable to such Mortgage Loan as specified in the Pooling and Servicing Agreement. The difference between the Net Mortgage Rate as of the Cut-off Date and the Maximum Net Mortgage Rate will not exceed, and may be less than, the Lifetime Rate Cap. With respect to each Mortgage Loan, the Net Mortgage Rate is the rate per annum equal to the Mortgage Rate for such Mortgage Loan, net of the Servicing Fee Rate and the per annum rate at which the Spread accrues. See "Description of the Mortgage Pool" and "Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses; Spread" herein.

              Holders of the Certificates will be entitled to receive on each Distribution Date, to the extent of available funds after distributions of interest as set forth above, an amount equal to the "Principal Distribution Amount" for such Distribution Date, which will equal the sum of: (a) the principal portion of any Advances for such Distribution Date; (b) any amount required to be paid by the Master Servicer due to the operation of a deductible clause in any blanket policy maintained by it to cover hazard losses on the Mortgage Loans as described in the Prospectus under "Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder"; (c) all payments in respect of the Mortgage Loans on account of principal (including, without limitation, Principal Prepayments, the principal portion of any Liquidation Proceeds and Insurance Proceeds, the principal portion of proceeds from repurchased Mortgage Loans and the principal portion of proceeds from the purchase of Converting Mortgage Loans and the sale of Converted Mortgage Loans) on deposit in the Custodial Account on the Determination Date immediately preceding such Distribution Date, except (i) Liquidation Proceeds, Insurance Proceeds (other than draws or payments under the Letter of Credit) and Principal Prepayments received during the month in which such Distribution Date occurs (unless such amounts are deemed to have been received in the prior month pursuant to the Pooling and Servicing Agreement as described below), (ii) scheduled payments of principal due on a date or dates subsequent to the first day of the month in which such Distribution Date occurs,
(iii) late payments of principal which have been the subject of a previous Advance or Advances that have not been reimbursed to the Master Servicer (on behalf of itself or on behalf of the Subservicers) and (iv) an amount equal to liquidation expenses incurred by the Master Servicer to the extent not reimbursed from related Liquidation Proceeds; and (d) all amounts required to be deposited in the Certificate Account on the Business Day immediately preceding such Distribution Date, with respect to draws or payments under the Letter of Credit which are allocable to payments on account of principal of the Mortgage Loans, except for payments of principal which have been the subject of a previous Advance or Advances and which are eligible for withdrawal in reimbursement to the Master Servicer or the Subservicers.

              The Prepayment Interest Shortfall for any Distribution Date is equal to the aggregate shortfall, if any, in collections of interest (adjusted to the related Net Mortgage Rates) resulting from mortgagor prepayments on the Mortgage Loans during the preceding calendar month. Such shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and no interest is distributed on prepayments in part, as such prepayments are applied to reduce the outstanding principal balance of the related Mortgage Loan as of the Due Date in the month of prepayment. The Prepayment Interest Shortfall and other interest shortfalls (such as those resulting from the application of the Relief Act (as defined herein)) not covered by the Letter of Credit on any Distribution Date will be allocated to the holders of the Certificates pro rata based on distributions of interest to be made on such Distribution Date, before taking into account any such reduction. Prepayment Interest Shortfalls and other interest shortfalls will not be offset by a reduction of the servicing compensation of the Master Servicer or otherwise.

              Distributions for any Distribution Date will also be reduced if net Liquidation Proceeds or net Insurance Proceeds (including receipt of any amounts payable as described below under "Description of Credit Enhancement") received on a defaulted Mortgage Loan during the month preceding the month in which such Distribution Date occurs are less than the outstanding principal balance of such Mortgage Loan, plus interest thereon at the related Net Mortgage Rate. If an Advance by the Master Servicer was previously made in respect thereof, late payments of principal and interest, if any, remitted to the Master Servicer for deposit into the Custodial Account will not be passed through to Certificateholders but rather will be subject to withdrawal by the Master Servicer from the Custodial Account in reimbursement to itself for such Advance. To the extent that an Advance is not made, the distributions for such Distribution Date will be reduced accordingly. Reimbursement of the Master Servicer or the Company for any other advances or expenses reimbursable to either as described in the Prospectus, out of amounts otherwise distributable to the Certificateholders, will also reduce the distributions for the related Distribution Date. Distributions for any Distribution Date will be reduced to the extent that losses on any Mortgage Loans in the Mortgage Pool are not covered by the Letter of Credit or any substitute form of credit enhancement.

              With respect to Insurance Proceeds, Liquidation Proceeds and other unscheduled collections (not including prepayments by the mortgagors) received in any calendar month, the Master Servicer may elect to treat such amounts as part of the distribution to be made on the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related loss which requires a draw on the Letter of Credit shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

Advances

              Prior to each Distribution Date, the Master Servicer is required to make Advances for the benefit of the Certificateholders (out of its own funds, advances made by a Subservicer, or funds held in the Custodial Account (as described in the Prospectus) for future distribution or withdrawal) with respect to any payments of principal and interest (net of the related Servicing Fees and the Spread) which were due on the Mortgage Loans on the immediately preceding Due Date and delinquent on the business day next preceding the related Determination Date.

              Such Advances are required to be made only to the extent they are deemed by the Master Servicer to be recoverable from related late collections, Insurance Proceeds (including draws on the Letter of Credit) or Liquidation Proceeds. The purpose of making such Advances is to maintain a regular cash flow to the Certificateholders, rather than to guarantee or insure against losses. The Master Servicer will not be required to make any Advances with respect to reductions in the amount of the monthly payments on the Mortgage Loans due to bankruptcy proceedings or the application of the Relief Act or similar legislation. Subject to the provisions of the Pooling and Servicing Agreement, General Motors Acceptance Corporation has agreed to support Residential Funding's obligation to make Advances as described herein.

              All Advances will be reimbursable to the Master Servicer on a first priority basis from late collections, Insurance Proceeds (including draws on the Letter of Credit) and Liquidation Proceeds from the Mortgage Loan as to which such unreimbursed Advance was made. In addition, any Advances previously made which are deemed by the Master Servicer to be nonrecoverable from related late collections, Insurance Proceeds (including draws on the Letter of Credit) and Liquidation Proceeds may be reimbursed to the Master Servicer out of any funds in the Custodial Account or Certificate Account prior to distributions on the Certificates.


                   CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

              The effective yield to the holders of Certificates will be lower than the yield otherwise produced by the applicable Weighted Average Adjustable Pass-Through Rate and purchase price because monthly distributions will not be made to such holders until the 25th day (or if such day is not a business day, then on the next succeeding business day) of the month following the month in which interest accrues on the Mortgage Loans (without any additional distributions of interest or earnings thereon in respect of such delay). See "Yield Considerations" in the Prospectus.

              The yield to maturity and the aggregate amount of distributions on the Certificates will be directly related to the rate of payment of principal on the Mortgage Loans. Such yield may be adversely affected by a higher or lower than anticipated rate of payment of principal on the Mortgage Loans in the Trust Fund. The rate of payment of principal on such Mortgage Loans will in turn be affected by the amortization schedules of the

Mortgage Loans (which will change periodically as described above), the rate of principal prepayments thereon by the Mortgagors, liquidations of defaulted Mortgage Loans and purchases of Mortgage Loans due to certain breaches of representations or the conversion of Convertible Mortgage Loans. The principal component of the monthly payments on the Mortgage Loans may change on each related Adjustment Date. In addition, the amortization schedule of a Mortgage Loan may be changed in connection with the receipt of a partial prepayment thereon, provided however that such changes will not include a change in the maturity date of the related Mortgage Loan.
See "Description of the Mortgage Pool--General" herein.

              Other factors affecting prepayment of mortgage loans include changes in mortgagors' housing needs, job transfers, mortgage market interest rates, unemployment, mortgagors' net equity in the mortgaged properties, changes in the value of the mortgaged properties and servicing decisions. If prevailing mortgage rates fell significantly below the Mortgage Rates on the Mortgage Loans, the rate of prepayment (and refinancing) would be expected to increase. Conversely, if prevailing mortgage rates rose significantly above the Mortgage Rates on the Mortgage Loans, the rate of prepayment on the Mortgage Loans would be expected to decrease. There can be no certainty as to the rate of prepayments on, or conversions of, the Mortgage Loans during any period or over the life of the Certificates. However, in the event that substantial numbers of Mortgagors exercise their conversion rights, and the related Subservicers and the Master Servicer purchase the Converting and Converted Mortgage Loans, the Mortgage Pool will experience substantial prepayment of principal.

              The Mortgage Loans may be prepaid by the Mortgagors at any time without payment of any prepayment fee or penalty. In addition, certain of the Mortgage Loans provide that the Mortgagors may, during a specified period of time, convert the adjustable rate of such Mortgage Loans to a fixed rate. The Company is not aware of any publicly available statistics that set forth principal prepayment or conversion experience or prepayment or conversion forecasts of adjustable rate mortgage loans over an extended period of time, and its experience with respect to adjustable rate mortgages is insufficient to draw any conclusions with respect to the expected prepayment or conversion rates on the adjustable rate Mortgage Loans included in the Mortgage Pool. The rate of payments (including prepayments) on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors. As is the case with conventional fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater rate of principal prepayments or purchases due to their conversion to fixed interest rate loans in a low interest rate environment. For example, if prevailing interest rates fall significantly, adjustable rate mortgage loans could be subject to higher prepayment and conversion rates than if prevailing interest rates remain constant because the availability of fixed rate or other adjustable rate mortgage loans at competitive interest rates may encourage Mortgagors to refinance their adjustable rate mortgages to "lock in" a lower fixed interest rate or take advantage of the availability of such other adjustable rate mortgage loans, or, in the case of convertible adjustable rate mortgage loans, to exercise their option to convert the adjustable interest rates to fixed interest rates. The conversion feature may also be exercised in a rising interest rate environment as Mortgagors attempt to limit their risk of higher rates. Such a rising interest rate environment may also result in an increase in the rate of defaults on the Mortgage Loans. In the event that the Subservicers or the Master Servicer purchases Converting or Converted Mortgage Loans, a Mortgagor's exercise of the conversion option will result in a pro rata distribution of the principal portion thereof to the Certificateholders, as described herein. Alternatively, to the extent Subservicers fail in their obligation to purchase Converting Mortgage Loans and the Master Servicer does not purchase Converted Mortgage Loans, as described herein, the Mortgage Pool will include fixed rate Mortgage Loans, which will have the effect of limiting the extent to which the Weighted Average Adjustable Pass-Through Rate can increase or decrease in accordance with changes in the Index and accordingly may affect the yield to Certificateholders.

              The existence of Periodic Rate Caps, Lifetime Rate Caps and any Lifetime Rate Floors also will affect the likelihood of prepayments resulting from refinancing and the exercise of the conversion option. Although the Mortgage Rates on the Mortgage Loans will adjust periodically, such increases and decreases will be limited by the Periodic Rate Caps, Lifetime Rate Caps and any Lifetime Rate Floors on each Mortgage Loan and will be based on the Index (which may not rise and fall consistently with mortgage interest rates) plus the related Note Margins (which may be different from the prevailing margins on other mortgage loans). As a result, the Mortgage Rates on the Mortgage Loans at any time may not equal the prevailing rates for other adjustable rate loans and accordingly, the rate of prepayment may be lower or higher than would otherwise be anticipated.

              With respect to those Mortgage Loans having Lifetime Rate Floors, if prevailing mortgage rates were to fall below the minimum Mortgage Rates, the rate of prepayment on such Mortgage Loans may be expected to increase and such Mortgage Loans may prepay at a rate higher than would otherwise be anticipated for adjustable rate mortgage loans.

              All of the Mortgage Loans are assumable under certain circumstances if, in the sole judgment of the Master Servicer or Subservicer, the prospective purchaser of a Mortgaged Property is creditworthy and the security for such Mortgage Loan is not impaired by the assumption. The extent to which the Mortgage Loans are assumed by purchasers of the Mortgaged Properties rather than prepaid by the related mortgagors in connection with the sales of the Mortgaged Properties will affect the weighted average life of the Certificates and may result in a prepayment experience on the Mortgage Loans that differs from that on other conventional mortgage loans.

              The yield to maturity of the Certificates will depend on the rate of payment of principal (including principal prepayments, purchases of Mortgage Loans in the Mortgage Pool which are Converting Mortgage Loans or Converted Mortgage Loans or in respect of which a breach of a representation or warranty has occurred, and liquidation of defaulted Mortgage Loans) on the Mortgage Loans, the price paid by the holders of Certificates and the Weighted Average Adjustable Pass-Through Rate in effect from time to time. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments on the Mortgage Loans. Because the Weighted Average Adjustable Pass-Through Rate at any time is the weighted average of the Net Mortgage Rates on the Mortgage Loans, the Weighted Average Adjustable Pass Through Rate (and the yield on the Certificates) will be reduced as a result of prepayments, liquidations and purchases at a faster rate for Mortgage Loans having higher Net Mortgage Rates as opposed to Mortgage Loans having lower Net Mortgage Rates. Because Mortgage Loans having higher Net Mortgage Rates generally have higher Mortgage Rates, such Mortgage Loans are generally more likely to be prepaid at a faster rate under most circumstances than are Mortgage Loans having lower Net Mortgage Rates.

              The rate of default on the Mortgage Loans will also affect the rate of payment of principal on the Mortgage Loans. In general, defaults on mortgage loans are expected to occur with greater frequency in their early years, although little data is available with respect to the rate of default on adjustable rate mortgage loans. Increases in the monthly payments to an amount in excess of the preceding monthly payment required at the time of origination may result in a default rate higher than that on level payment mortgage loans. Furthermore, the Mortgagor under each Mortgage Loan was qualified on the basis of the Mortgage Rate in effect at origination. The repayment of such Mortgage Loans will be dependent on the ability of the Mortgagor to make larger monthly payments following adjustments of the Mortgage Rate. The rate of default on Mortgage Loans which are equity refinance or limited documentation mortgage loans may be higher than for other types of Mortgage Loans.

              Prepayments, liquidations and purchases of the Mortgage Loans will result in distributions to Certificateholders of principal amounts which would otherwise be distributed over the remaining terms of the Mortgage Loans. Furthermore, the rate of prepayments, defaults and liquidations on, or conversions of, the Mortgage Loans will be affected by the general economic condition of the region of the country where the related Mortgaged Properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by increasing unemployment or falling property values. See "Maturity and Prepayment Considerations" in the Prospectus. Since the rates of payment of principal on the Mortgage Loans will depend on future events and a variety of factors (as described more fully herein and in the Prospectus under "Yield Considerations" and "Maturity and Prepayment Considerations"), no assurance can be given as to such rate or the rate of principal prepayments on the Certificates.

              The  amount  of  interest   passed   through  to  holders  of  the
Certificates will be reduced by shortfalls in collections of interest resulting from full or partial principal prepayments or otherwise, which will not be offset by a reduction in the Servicing Fees payable to the Master Servicer or otherwise. See "Yield Considerations" in the Prospectus and "Description of the Certificates--Distributions" herein for a discussion of the effect of principal prepayments on the Mortgage Loans on the yield to maturity of the Certificates. See also "Additional Considerations" herein.

              The timing of changes in the rate of prepayments, liquidations and purchases of the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor's expectation.

              In addition, the yield to maturity of the Certificates will depend on the price paid by holders of the Certificates. If any Certificate is purchased at initial issuance at a discount and the rate of prepayments on the Mortgage Loans is lower than that originally anticipated, the purchaser's yield to maturity will be lower than that assumed at the time of purchase. Conversely, if any Certificate is purchased at initial issuance at a premium and the rate of prepayments on the Mortgage Loans is higher than that originally anticipated, the purchaser's yield to maturity will be lower than that assumed at the time of purchase.

              The first distribution on the Certificates reflecting an adjustment to the scheduled monthly payments on a related Mortgage Loan will be passed through to holders of Certificates on the second Distribution Date following the date on which the adjustment to such Mortgage Rate was made. Furthermore, adjustments in the Net Mortgage Rates are based on the Index as reported 45 days prior to the Adjustment Date. Accordingly, the yield to Certificateholders will be adjusted on a delayed basis relative to movements in the Index. Although the Net Mortgage Rate of each Mortgage Loan will be adjusted pursuant to the Index, such rate is subject to the Periodic Rate Cap and is also limited by the Lifetime Rate Cap and any Lifetime Rate Floor applicable to such Mortgage Loan. With respect to certain Mortgage Loans the difference between the Net Mortgage Rate as of the Cut-off Date and the maximum Net Mortgage Rate will be less than the Lifetime Rate Cap. Therefore, if the Index changes substantially between Adjustment Dates, the Net Mortgage Rate may be lower than if the Net Mortgage Rate could be adjusted based on the Index without such caps.

              A number of factors affect the performance of the Index and may cause the Index to move in a manner different from other indices. To the extent that the Index may reflect changes in the general level of interest rates less quickly than other indices, in a period of rising interest rates, increases in the yield to Certificateholders due to such rising interest rates may occur later than that which would be produced by other indices, and in a period of declining rates, the Index may remain higher than other market interest rates which may result in a higher level of prepayments of Mortgage Loans which adjust in accordance with the Index than mortgage loans which adjust in accordance with other indices.

              For  additional  considerations  relating  to  the  yield  on  the
Certificates,   see  "Yield   Considerations"   and  "Maturity  and   Prepayment
Considerations" in the Prospectus.


                         POOLING AND SERVICING AGREEMENT

General

              The  Certificates  will  be  issued  pursuant  to  a  Pooling  and
Servicing Agreement (the "Pooling and Servicing Agreement") dated as of __________, 19__, among the Company, the Master Servicer, and
__________________________________________________,  as  Trustee.  Reference  is
made to the Prospectus for important information additional to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement and the Certificates. The Trustee will appoint ___________________ ________________________ to serve as Custodian in connection with the Certificates. The Certificates will be transferable and exchangeable at the corporate trust office of the Trustee, which will serve as Certificate Registrar and Paying Agent. The Company will provide a prospective or actual Certificateholder without charge, on written request, a copy (without exhibits) of the Pooling and Servicing Agreement. Requests should be addressed to the President, Residential Funding Mortgage Securities I, Inc., 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437.

The Master Servicer

              Residential Funding, an indirect, wholly-owned subsidiary of GMAC Mortgage, and an affiliate of the Company, will act as master servicer for the Certificates pursuant to the Pooling and Servicing Agreement. For a general description of Residential Funding and its activities, see "Residential Funding Corporation" in the Prospectus.

              The following tables set forth certain information concerning the delinquency experience (including pending foreclosures) on one- to four-family residential mortgage loans that generally complied with Residential Funding's published loan purchase criteria at the time of purchase by Residential Funding and were being master serviced by Residential Funding on December 31, 19__ and December 31, 19__. The tables set forth information for the total mortgage loan portfolio, the adjustable rate loan portfolio and mortgage loans underwritten under a reduced loan documentation program described under "Mortgage Loan Program--Underwriting Standards; Loss and Delinquency Experience" in the Prospectus. The indicated periods of delinquency are based on the number of days past due on a contractual basis. No mortgage loan is considered delinquent for these purposes until, in general, it is 31 days past due on a contractual basis.

                              Total Loan Portfolio

                                    At December 31, 19     At December 31, 19
                                     By No.   By Dollar     By No.     By Dollar
                                       of     Amount of       of       Amount of
                                     Loans       Loans      Loans        Loans
                                               (Dollar Amounts in Thousands)

Total Loan Portfolio................
Period of Delinquency
         31 to 59 days..............
         60 to 89 days..............
         90 days or more (1)........
Foreclosures Pending................

Total Delinquent Loans..............

Percent of Loan Portfolio...........


(1) Does not include foreclosures pending.




                      Total Adjustable Rate Loan Portfolio

                                   At December 31, 19     At December 31, 19
                                    By No.   By Dollar     By No.     By Dollar
                                      of     Amount of       of       Amount of
                                    Loans       Loans  Loans            Loans
                                                (Dollar Amounts in Thousands)

Total Adjustable Loan Rate
    Portfolio.....................
Period of Delinquency
         31 to 59 days............
         60 to 89 days............
         90 days or more (1)......
Foreclosures Pending..............

Total Delinquent Loans............

Percent of Adjustable Rate
    Loan Portfolio................


(1)  Does not include foreclosures pending.

                 Total Reduced Loan Documentation Loan Portfolio

                                    At December 31, 19       At December 31, 19
                                     By No.   By Dollar     By No.     By Dollar
                                       of     Amount of       of       Amount of
                                     Loans       Loans      Loans        Loans
                                                 (Dollar Amounts in Thousands)

Total Reduced Loan
    Documentation Loan Portfolio...
Period of Delinquency
         31 to 59 days.............
         60 to 89 days.............
         90 days or more (1).......
Foreclosures Pending...............

Total Delinquent Loans.............

Percent of Reduced Loan
   Documentation Loan Portfolio....


(1) Does not include foreclosures pending.

         The following tables set forth certain information concerning foreclosed mortgage loans and loan loss experience of Residential Funding as of December 31, 19__ and December 31, 19__ with respect to the mortgage loans referred to above.


                              Total Loan Portfolio

                                           At                   At
                                      December 31,         December 31,
                                          19                   19
                                   ------------------   ---------
                                            (Dollar Amounts in Thousands)

Total Loan Portfolio..............
Foreclosed Loans (1)..............
Foreclosed Loans Ratio............
Gross Loss (2)....................
Gross Loss Ratio..................
Covered Loss (3)..................
Net Loss (4)......................
Net Loss Ratio....................
Excess Recovery (5)...............

                      Total Adjustable Rate Loan Portfolio

                                                   At                   At
                                              December 31,         December 31,
                                                  19                   19
                                           ------------------   ---------
                                                 (Dollar Amounts in Thousands)

Total Adjustable Rate
    Loan Portfolio.........................
Foreclosed Loans (1).......................
Foreclosed Loans Ratio.....................
Gross Loss (2).............................
Gross Loss Ratio...........................
Covered Loss (3)...........................
Net Loss (4)...............................
Net Loss Ratio.............................
Excess Recovery (5)........................


                 Total Reduced Loan Documentation Loan Portfolio

                                             At                   At
                                        December 31,         December 31,
                                            19                   19
                                     ------------------   ---------
                                              (Dollar Amounts in Thousands)

Total Loan Portfolio.................
Foreclosed Loans (1).................
Foreclosed Loans Ratio...............
Gross Loss (2).......................
Gross Loss Ratio.....................
Covered Loss (3).....................
Net Loss (4).........................
Net Loss Ratio.......................
Excess Recovery (5)..................


(1) For purposes of these tables, Foreclosed Loans include the principal balance of mortgage loans secured by mortgaged properties the title to which has been acquired by Residential Funding, by investors or by an insurer following foreclosure or delivery of a deed in lieu of foreclosure and which have not been finally liquidated.

(2) Gross Loss for any Mortgage Loan is equal to the difference between (a) the principal balance plus accrued interest and all Liquidation Expenses related to such Mortgage Loan and (b) all amounts received in connection with the liquidation of the related Mortgaged Property, excluding amounts received from mortgage pool or special hazard insurance or other forms of Credit Enhancement, as described in footnote (3) below. Losses are cumulative for the portfolio for the period beginning February 1, 1986 through the date indicated.

(3) Covered Loss is equal to the aggregate of all proceeds received in connection with foreclosed Mortgage Loans from mortgage pool insurance, special hazard insurance (but not including primary mortgage insurance, hazard insurance or other insurance available for specific mortgaged properties) or other insurance as well as all proceeds received from or losses borne by other credit enhancement, including subordinate certificates. Losses are cumulative for the portfolio for the period beginning February 1, 1986 through the date indicated.

(4) Net Loss is determined by subtracting Covered Losses from Gross Losses.

(5) Excess Recoveries are calculated only with respect to defaulted Mortgage Loans as to which the liquidation of the related Mortgaged Property resulted in recoveries in excess of the principal balance plus all or a portion of the accrued interest thereon and all Liquidation Expenses related to such Mortgage Loan. Excess Recoveries are not applied to offset Gross Losses or to reinstate any credit enhancement, and generally are not allocated to holders of Certificates.

         There can be no assurance that the delinquency and foreclosure experience set forth above will be representative of the results that may be experienced with respect to the Mortgage Loans.

Servicing And Other Compensation And Payment Of Expenses; Spread

         The Servicing Fees for each Mortgage Loan are payable out of the interest payments on such Mortgage Loan. The Servicing Fees in respect of each Mortgage Loan will be at least ____% and not more than ____% per annum of the outstanding principal balance of each Mortgage Loan. The Servicing Fees consist of (a) servicing compensation payable to the Master Servicer in respect of its master servicing activities, and (b) subservicing and other related compensation payable to the Subservicer (including such compensation paid to the Master
Servicer as the direct servicer of a Mortgage Loan for which there is no Subservicer). The primary compensation to be paid to the Master Servicer in respect of its master servicing activities will be ____% per annum of the outstanding principal balance of each Mortgage Loan. As described more fully in the Prospectus, a Subservicer is entitled to servicing compensation in a minimum amount equal to ____% per annum of the outstanding principal balance of each Mortgage Loan serviced by it. The Master Servicer is obligated to pay certain ongoing expenses associated with the Trust Fund and incurred by the Master Servicer in connection with its responsibilities under the Pooling and Servicing Agreement, including the expenses of the Letter of Credit and any substitute credit support. See "The Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses; Spread" in the Prospectus for information regarding other possible compensation to the Master Servicer and Subservicers and for information regarding expenses payable by the Master Servicer.

         Pursuant to the terms of the Pooling and Servicing Agreement, the Master Servicer will be obligated to remit to the Company or its designee, a portion of the interest collected on each Mortgage Loan (the "Spread"). The rate at which the Spread on each Mortgage Loan accrues will be equal to ____% per annum.

Termination

         The circumstances under which the obligations created by the Pooling and Servicing Agreement will terminate in respect of the Certificates are described in "Description of the Certificates-- Termination; Retirement of Certificates" in the Prospectus. The Master Servicer or the Company will have the option (i) to purchase all remaining Mortgage Loans and other assets in the Trust Fund, thereby effecting early retirement of the Certificates or (ii) to purchase in whole, but not in part, the Certificates other than the Residual Certificates, but either such option will not be exercisable until such time as the aggregate principal balance of the Mortgage Loans as of the Distribution Date on which the purchase proceeds are to be distributed to the Certificateholders is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. Any such purchase of Mortgage Loans and other assets of the Trust Fund shall be made at a price equal to the aggregate principal balance of all the Mortgage Loans (or the fair market value of the related underlying Mortgaged Properties with respect to defaulted Mortgage Loans as to which title to such Mortgaged Properties has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advance attributable to principal), together with one month's interest on such aggregate amount at the then applicable Weighted Average Adjustable Pass-Through Rate.

         Upon presentation and surrender of the Certificates in connection with the termination of the Trust Fund or a purchase of Certificates under the circumstances described above, the holders of the Certificates will receive, in proportion to their respective Percentage Interests, an amount equal to the sum of the principal balances of the Mortgage Loans plus one month's accrued interest thereon at the then applicable Weighted Average Adjustable Pass-Through Rate.


                        DESCRIPTION OF CREDIT ENHANCEMENT

General

         All of the Mortgage Loans are the subject of credit support coverage provided by the Letter of Credit. In addition, each Mortgage Loan is covered by a Primary Hazard Insurance Policy as described under "Primary Mortgage
Insurance, Hazard Insurance; Claims Thereunder" in the Prospectus. See also "Description of the Mortgage Pool--Primary Mortgage Insurance" herein.

Letter Of Credit

         The Letter of Credit Bank will issue the Letter of Credit to the Trustee for the benefit of the holders of the Certificates. Subject to the limitations described below, the Letter of Credit will be available to cover Defaulted Mortgage Losses, Special Hazard Losses, Fraud Losses and Bankruptcy Losses. The maximum amount available to be drawn under the Letter of Credit with respect to all losses will initially be equal to $_________ (the initial "Available Amount") which is equal to approximately ____% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. The Available Amount at any time will be reduced by any amounts previously drawn under the Letter of Credit (net of any amounts received or collected by the Master Servicer following each respective draw as subsequent recoveries on the Mortgage Loans with respect to which such draws were made and, if appropriate, such draws were reimbursed to the Letter of Credit Bank). The Available Amount will be reinstated with respect to the subsequent recoveries described in the preceding sentence, however in no event will the Available Amount be reinstated to an amount in excess of the initial Available Amount. The Available Amount under the Letter of Credit (if the Letter of Credit is extended in accordance with its terms) is also subject to reduction pursuant to the terms of the Pooling and Servicing Agreement annually beginning on the tenth anniversary of the Cut-off Date and each anniversary thereafter, such that, beginning with the fourteenth anniversary of the Cut-off Date and on each anniversary thereafter, the Available Amount will not exceed ____% of the aggregate outstanding principal balance of the Mortgage Loans, provided that such scheduled reductions will not reduce the Available Amount below three times the principal balance of the largest single Mortgage Loan outstanding on such anniversary, and further provided that the Available Amount will not be reduced in accordance with the preceding sentence if delinquency rates and losses on the Mortgage Loans exceed certain levels as specified by the Rating Agency as set forth in the Pooling and Servicing Agreement. The Amount Available may be further reduced from time to time by such amounts as the Master Servicer may determine and direct the Trustee, provided the then current rating of the Certificates is not adversely affected.

         Notwithstanding the foregoing, the maximum amount available under the Letter of Credit in connection with Fraud Losses (the "Fraud Loss Amount") shall initially be equal to $___________. As of any date of determination after the Cut-off Date the Fraud Loss Amount shall equal (X) prior to the first anniversary of the Cut-off Date an amount equal to ____% of the aggregate principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of draws made under the Letter of Credit with respect to Fraud Losses up to such date of determination, and (Y) from the first through fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) ____% of the aggregate principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of draws made under the Letter of Credit with respect to Fraud Losses since the most recent anniversary of the Cut-off Date up to such date of determination. After the fifth anniversary of the Cut-off Date

                                      -34-
]
the Fraud Loss Amount shall be zero and no draws shall be made under the Letter of Credit with respect to Fraud Losses.

         The maximum amount available under the Letter of Credit in respect of Special Hazard Losses (the "Special Hazard Amount") will equal $__________ less the sum of (A) any amounts drawn under the Letter of Credit in respect of Special Hazard Losses (to the extent that such amounts do not exceed the lesser of the cost of repair or replacement of the related Mortgaged Properties) and
(B) the Adjustment Amount. The Adjustment Amount on each anniversary of the Cut-off Date will be equal to the amount, if any, by which the Special Hazard Amount, without giving effect to the deduction of the Adjustment Amount for such anniversary, exceeds the greater of (i) 1% (or, if greater than 1%, the highest percentage of Mortgage Loans by principal balance in any California zip code area) times the aggregate principal balance of all of the Mortgage Loans in the Mortgage Pool on such anniversary and (ii) twice the principal balance of the single Mortgage Loan in the Mortgage Pool having the largest principal balance. As used in this Prospectus Supplement, "Special Hazard Losses" has the same meaning set forth in the Prospectus except that Special Hazard Losses will not include and the Letter of Credit will not cover losses occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks.

         As of any date of determination prior to the first anniversary of the Cut-off Date, the maximum amount available under the Letter of Credit in respect of Bankruptcy Losses (the "Bankruptcy Amount") will equal $__________ less the sum of any amounts drawn under the Letter of Credit for such losses up to such date of determination. As of any day of determination on or after the first anniversary of the Cut-off Date, the Bankruptcy Amount will equal the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount as of the business day next preceding the most recent anniversary of the Cut-off Date (the "Relevant Anniversary") and (b) an amount calculated pursuant to the terms of the Pooling and Servicing Agreement, which amount as calculated will provide for a reduction in the Bankruptcy Amount, provided that delinquency rates and losses on all of the Mortgage Loans do not exceed certain levels as set forth in the Pooling and Servicing Agreement, over (2) the aggregate amount of draws made under the Letter of Credit since the Relevant Anniversary in connection with Bankruptcy Losses. The Bankruptcy Amount and the related automatic reductions described above may be reduced or modified upon written confirmation from the Rating Agency that such reduction or modification will not adversely affect the then current rating assigned to the Certificates by such Rating Agency. Such a reduction or modification may adversely affect the coverage provided by the Letter of Credit with respect to Bankruptcy Losses.

         Payments under the Letter of Credit will be made in the same manner as described in the Prospectus. See "Description of Credit Enhancement--Letter of Credit" in the Prospectus. However, the Trustee shall not make such draws under the Letter of Credit in connection with a Bankruptcy Loss so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable Primary Hazard Insurance Policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer.

         Any Mortgage Loan the unpaid principal balance of which is paid pursuant to a draw under the Letter of Credit will be assigned to the Company and will no longer be subject to the Pooling and Servicing Agreement. Any subsequent recoveries with respect to such Mortgage Loans will be paid to the Company and, following notice and, if appropriate, reimbursement of such draw to the Letter of Credit Bank, the Available Amount under the Letter of Credit (and the Special Hazard Amount, Fraud Loss Amount or Bankruptcy Amount, if applicable) will be reinstated to the extent of such recovery.

         The Master Servicer, in lieu of maintaining the Letter of Credit, may reduce the coverage thereunder (including accelerating the manner in which such coverage is reduced pursuant to the related automatic reductions), terminate such coverage or obtain and maintain alternate forms of credit support (including, but not limited to, other letters of credit, insurance policies, surety bonds, reserve funds, and secured or unsecured corporate guaranties), with respect to Defaulted Mortgage Losses, Special Hazard Losses, Fraud Losses and Bankruptcy Losses, provided that prior to any such reduction, termination or substitution the Master Servicer shall have obtained written confirmation from the Rating Agency that such reduction, termination or substitution will not adversely affect the then current rating assigned to the Certificates by such Rating Agency and shall provide a copy of each confirmation to the Trustee. In the event that the long-term debt obligations of the Letter of Credit Bank are at any time downgraded by the Rating Agency, the Company may request the Master Servicer to obtain alternate forms of credit support, in accordance with the preceding sentence, but the Master Servicer is under no obligation to do so. In lieu of making a draw under the Letter of Credit for Defaulted Mortgage Losses, Special Hazard Losses, Fraud Losses or Bankruptcy Losses as provided above, the Master Servicer, at its sole option, may pay the amount otherwise required to be drawn, in which case the amount so paid will reduce the related coverage under the Letter of Credit.

         As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its sole option, purchase such Mortgage Loan at a price equal to 100% of the unpaid principal balance thereof plus all accrued and unpaid interest thereon through the last day of the month in which such purchase occurs. To the extent that the Master Servicer subsequently experiences losses with respect to such purchased Mortgage Loans which would have been covered by the Letter of Credit had such Mortgage Loans remained in the Trust Fund, the Available Amount (and the Special Hazard Amount, Fraud Loss Amount or Bankruptcy Amount, to the extent that such losses constitute Special Hazard Losses, Fraud Losses or Bankruptcy Losses) will be reduced by an amount equal to the entire amount of such losses.

         The Letter of Credit will expire on ___________, 19__ unless earlier terminated or extended in accordance with its terms. The Letter of Credit contains provisions to the effect that on or before the first day of the sixth month immediately preceding the expiration date a request may be made to extend the expiration date. It is within the Letter of Credit Bank's sole discretion whether to agree to such an extension. If, as of the date 30 days prior to the expiration date, or the expiration date thereof as so extended, a replacement Letter of Credit or alternate form of credit support has not been delivered to the Trustee, then, pursuant to the terms of the Pooling and Servicing Agreement, the entire remaining amount of the Letter of Credit will be drawn by the Trustee prior to such expiration date. In that event, the amount so paid will be held by the Trustee in the form of a reserve fund held outside of the Trust Fund (but pledged to the Trustee and held by it in trust for the benefit of the Certificateholders), pending the substitution of any other form of credit support therefor, and will be applied in the same manner as described herein regarding draws under the Letter of Credit.

Letter Of Credit Bank

The Letter of Credit will be issued by the Letter of Credit Bank, which will be the , a . principal executive offices are located at .

         ____________________ is engaged in a broad range of banking and financial services activities, including deposit-taking, lending and leasing, securities brokerage services, investment management, investment banking, capital markets activities and foreign exchange transactions.

         The information set forth in the preceding paragraphs concerning the Letter of Credit Bank has been provided by the Letter of Credit Bank as of the date hereof. The Company makes no representation as to the accuracy or completeness of such information.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         No election will be made to treat the Trust Fund as a real estate mortgage investment conduit for federal income tax purposes. _______________________, counsel to the Company, will deliver its opinion to the effect that the Trust Fund will be classified as a grantor trust under Subpart E, Part I of Subchapter J of the Code, and not as a partnership or an association taxable as a corporation.

         Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice is (i) given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of any entry on a tax return. Accordingly, taxpayers should consult their own tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein.

         Each Certificateholder will generally be treated as an owner of an interest in the Mortgage Loans, which will be treated as an interest in "stripped bonds". Accordingly, the Certificateholders will be required to include their yield with respect to the Mortgage Loans in gross income as it accrues, based on a constant yield method in accordance with the original issue discount rules, which may result in income being recognized for tax purposes in advance of the receipt of cash attributable to such income. See "Certain Federal Income Tax Consequences--Grantor Trust Funds--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Apply" in the Prospectus.

         In the absence of statutory or administrative clarification, it is intended that information returns or reports to Certificateholders and the Internal Revenue Service (the "IRS") will be based on the use of a prepayment assumption of ___% of the Constant Prepayment Rate ("CPR") and on a representative initial offering price for the Certificates in computing the constant yield. The Constant Prepayment Rate or CPR represents a constant assumed rate of prepayment each month relative to the outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans. However, no representation is made that the Mortgage Loans will in fact prepay at that rate or at any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders. The Certificateholders should consult their own tax advisors as to the proper treatment of their investment in the Mortgage Loans under the stripped bond rules.

         _______________________ will deliver its opinion that the Certificates represent interests in "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code and as "qualifying real property loans" within the meaning of Section 593(d) of the Code, and the interest thereon will be treated as "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code. In addition, the Certificates will be "qualified mortgages" within the meaning of Section 860G(a)(3)(A) of the Code. See "Certain Federal Income Tax Consequences--Grantor Trust Funds-Characterization of Investments in Grantor Trust Certificates--Grantor Trust Fractional Interest Certificates" in the Prospectus.

         For further  information  regarding the federal income tax consequences
of   investing  in  the   Certificates,   see   "Certain   Federal   Income  Tax
Consequences-Grantor Trust Funds" in the Prospectus.


                             METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the Underwriting Agreement dated ______________, 19__ the Underwriter has agreed to purchase and the Company has agreed to sell to the Underwriter the Certificates.

         The Underwriting Agreement provides that the obligation of the Underwriter to pay for and accept delivery of the Certificates is subject to, among other things, the receipt of certain legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of the Company's Registration Statement shall be in effect, and that no proceedings for such purpose shall be pending before or threatened by the Securities and Exchange Commission.

         The distribution of the Certificates by the Underwriter may be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. Proceeds to the Company from the sale of the Certificates, before deducting expenses payable by the Company, will be _____% of the aggregate Certificate Principal Balance of the Certificates plus accrued interest thereon from the Cut-off Date. The
Underwriter may effect such transactions by selling the Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter for whom they act as agent. In connection with the sale of the Certificates, the Underwriter may be deemed to have received compensation from the Company in the form of underwriting compensation. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Certificates may be deemed to be underwriters and any profit on the resale of the Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933.

         The Underwriting Agreement provides that the Company will indemnify the Underwriter, and under limited circumstances the Underwriter will indemnify the Company, against certain civil liabilities under the Securities Act of 1933, or contribute to payments required to be made in respect thereof.

         There can be no assurance that a secondary market for the Certificates will develop or, if it does develop, that it will continue. The primary source of information available to investors concerning the Certificates will be the monthly statements discussed in the Prospectus under "Description of the Certificates - Reports to Certificateholders," which will include information as to the outstanding principal balance of the Certificates and the status of the applicable form of credit enhancement. There can be no assurance that any additional information regarding the Certificates will be available through any other source. In addition, the Company is not aware of any source through which price information about the Certificates will be generally available on an ongoing basis. The limited nature of such information regarding the Certificates may adversely affect the liquidity of the Certificates, even if a secondary market for the Certificates becomes available.


                                 LEGAL OPINIONS

         Certain legal matters relating to the Certificates  will be passed upon
for  the  Company  by   _____________________   and  for  the   Underwriter   by
_________________________.


                                     RATING

It is a condition to the issuance of the Certificates that they be rated not lower than "___" by ------------------------- -----------.
         The ratings of _______ on mortgage pass-through certificates address the likelihood of the receipt by certificateholders of all distributions on the underlying mortgage loans to which they are entitled. _______ ratings on pass-through certificates do not represent any assessment of the likelihood that principal prepayments will be made by mortgagors or the degree to which such prepayments might differ from that originally anticipated. _______ ratings on pass-through certificates do not represent any assessment of the related Subservicer's ability to purchase Converting Mortgage Loans, or the Master Servicer's ability to purchase Converted Mortgage Loans. In the event that neither the related Subservicer nor the Master Servicer purchases a Converting or Converted Mortgage Loan, investors might suffer a lower than anticipated yield. The rating does not address the possibility that Certificateholders might suffer a lower than anticipated yield.

         The Company has not requested a rating on the Certificates by any rating agency other than _______. However, there can be no assurance as to whether any other rating agency will rate the Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Certificates by another rating agency, if assigned at all, may be lower than the rating assigned to the Certificates by _______.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the rating initially assigned to the Certificates is subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to the Certificates.

         No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this Prospectus Supplement and the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or by the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus Supplement or the Prospectus.




                                TABLE OF CONTENTS
                                                                         Page
                              Prospectus Supplement
Summary..............................................                      S-
Description of the Mortgage Pool.....................                      S-
Description of the Certificates......................                      S-
Certain Yield and Prepayment
     Considerations..................................                      S-
Pooling and Servicing Agreement......................                      S-
Certain Federal Income Tax
     Consequences....................................                      S-
Method of Distribution...............................                      S-
Legal Opinions.......................................                      S-
Ratings..............................................                      S-
Legal Investment.....................................                      S-
ERISA Considerations.................................                      S-
                                   Prospectus
Summary of Prospectus................................
Special Considerations...............................
The Mortgage Pools...................................
Mortgage Loan Program................................
Description of the Certificates......................
Subordination........................................
Description of Credit Enhancement....................
Primary Mortgage Insurance, Hazard
     Insurance; Claims Thereunder....................
The Company..........................................
Residential Funding Corporation......................
The Pooling and Servicing Agreement..................
Yield Considerations.................................
Maturity and Prepayment
     Considerations..................................
Certain Legal Aspects of Mortgage
     Loans and Related Matters.......................
Certain Federal Income Tax
     Consequences....................................
State and Other Tax Consequences.....................
ERISA Considerations.................................
Legal Investment Matters.............................
Use of Proceeds......................................
Methods of Distribution..............................
Legal Matters........................................
Financial Information................................
Additional Information...............................
Index of Principal Definitions.......................

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This preliminary prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                  Subject To Completion dated November 5, 1997.

Mortgage Pass-Through Certificates

Residential Funding Mortgage Securities I, Inc.
Depositor

The Mortgage Pass-Through Certificates (the "Certificates") offered hereby may be sold from time to time in series, as described in the related Prospectus Supplement. Each series of Certificates will represent in the aggregate the entire beneficial ownership interest, excluding any interest retained by Residential Funding Mortgage Securities I, Inc. (the "Company") or any other entity specified in the related Prospectus Supplement, in a trust fund consisting primarily of a segregated pool of conventional one- to four-family, residential first mortgage loans (the "Mortgage Loans") or interests therein (which may include Mortgage Securities, as defined herein), acquired by the Company from one or more affiliated or unaffiliated institutions. See "The Mortgage Pools." See "Index of Principal Definitions" for the meanings of capitalized terms and acronyms.

The Mortgage Loans and certain other assets described herein under "The Mortgage Pools" and in the related Prospectus Supplement will be held in trust (collectively, a "Trust Fund") for the benefit of the holders of the related series of Certificates and the Excess Spread, if any, pursuant to a Pooling and Servicing Agreement as described herein under "The Mortgage Pools." Each Mortgage Pool will consist of one or more types of the various types of Mortgage Loans described under "The Mortgage Pools." Information regarding each class of Certificates of a series, and the general characteristics of the Mortgage Loans to be evidenced by such Certificates, will be set forth in the related Prospectus Supplement.

Each series of Certificates will include one or more classes. Each class of Certificates of any series will represent the right, which right may be senior or subordinate to the rights of one or more of the other classes of the Certificates, to receive a specified portion of payments of principal or interest (or both) on the Mortgage Loans in the related Trust Fund in the manner described herein and in the related Prospectus Supplement. See "Description of the Certificates--Distributions." A series may include one or more classes of Certificates entitled to principal distributions, with disproportionate, nominal or no interest distributions, or to interest distributions, with disproportionate, nominal or no principal distributions. A series may include two or more classes of Certificates which differ as to the timing, sequential order, priority of payment, pass-through rate or amount of distributions of principal or interest or both.

The Company's only obligations with respect to a series of Certificates will be pursuant to certain limited representations and warranties made by the Company or as otherwise described in the related Prospectus Supplement. The master servicer (the "Master Servicer") for each series of Certificates will be identified in the related Prospectus Supplement. The principal obligations of the Master Servicer will be its contractual servicing obligations (which include its limited obligation to make certain advances in the event of delinquencies in payments on the Mortgage Loans). See "Description of the Certificates."

If so specified in the related Prospectus Supplement, the Trust Fund for a series of Certificates may include any one or any combination of a mortgage pool insurance policy, letter of credit, bankruptcy bond, special hazard insurance policy, reserve fund, certificate insurance policy, surety bond or other form of credit support. In addition to or in lieu of the foregoing, credit enhancement may be provided by means of subordination. See "Description of Credit Enhancement."

The rate of payment of principal of each class of Certificates entitled to a portion of principal payments on the Mortgage Loans will depend on the priority of payment of such class and the rate and timing of principal payments (including prepayments, defaults, liquidations and repurchases) on the Mortgage Loans and other assets in the Trust Fund. A rate of principal payment lower or higher than that anticipated may affect the yield on each class of Certificates in the manner described herein and in the related Prospectus Supplement. See "Yield Considerations."

For  a  discussion  of  significant   matters   affecting   investments  in  the
Certificates, see "Risk Factors," commencing herein on page 11.

One or more separate elections may be made to treat a Trust Fund as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. The Prospectus Supplement for a series of Certificates will specify which class or classes of the related series of Certificates will be considered to be regular interests in the related REMIC and which class of Certificates or other interests will be designated as the residual interest in the related REMIC, if applicable. See "Certain Federal Income Tax Consequences."

PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE CERTIFICATES. THE CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE COMPANY, THE MASTER SERVICER, GMAC MORTGAGE GROUP, INC. ("GMAC MORTGAGE") OR ANY OF THEIR AFFILIATES. NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS OR MORTGAGE SECURITIES WILL BE GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE COMPANY, THE MASTER SERVICER, GMAC MORTGAGE OR ANY OF THEIR AFFILIATES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Offers of the Certificates may be made through one or more different methods, including offerings through underwriters, as described under "Methods of Distribution" and in the related Prospectus Supplement. There will be no secondary market for any series of Certificates prior to the offering thereof. There can be no assurance that a secondary market for any of the Certificates will develop or, if it does develop, that it will continue. The Certificates will not be listed on any securities exchange.

Retain this Prospectus for future reference. This Prospectus may not be used to consummate sales of securities offered hereby unless accompanied by a Prospectus Supplement.
                              ---------------------

The date of this Prospectus is November 5, 1997.

                             ADDITIONAL INFORMATION

         The Company has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended, with respect to the Certificates (the "Registration Statement"). The Company is also subject to certain of the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, accordingly, will file reports thereunder with the Commission. The Registration Statement and the exhibits thereto, and reports and other information filed by the Company pursuant to the Exchange Act can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at certain of its Regional Offices located as follows: Chicago Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048 and electronically through the Commission's Electronic Data Gathering, Analysis and Retrieval System at the Commission's Web Site (http://www.sec.gov).


                          REPORTS TO CERTIFICATEHOLDERS

         Monthly reports which contain information concerning the Trust Fund for a series of Certificates will be sent by or on behalf of the Master Servicer or the Trustee to each holder of record of the Certificates of the related series. See "Description of the Certificates--Reports to Certificateholders." Reports forwarded to holders will contain financial information that has not been examined or reported upon by an independent certified public accountant. The Company will file with the Commission such periodic reports with respect to the Trust Fund for a series of Certificates as are required under the Exchange Act.


                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         With respect to each series of Certificates offered hereby, there are incorporated herein and in the related Prospectus Supplement by reference all documents and reports filed or caused to be filed by the Company pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering of the related series of Certificates, that relate specifically to such related series of Certificates. The Company will provide or cause to be provided without charge to each person to whom this Prospectus and related Prospectus Supplement is delivered in connection with the offering of one or more classes of such series of Certificates, upon written or oral request of such person, a copy of any or all such reports incorporated herein by reference, in each case to the extent such reports relate to one or more of such classes of such series of Certificates, other than the exhibits to such documents, unless such exhibits are specifically incorporated by reference in such documents. Requests should be directed in writing to Residential Funding Mortgage Securities I, Inc., 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437, or by telephone at (612) 832-7000.

         No dealer, salesman, or any other person has been authorized to give any information, or to make any representations, other than those contained in this Prospectus or the related Prospectus Supplement and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or any dealer, salesman, or any other person. Neither the delivery of this Prospectus or the related Prospectus Supplement nor any sale made hereunder or thereunder shall under any circumstances create an implication that there has been no change in the information herein or therein since the date hereof. This Prospectus and the related Prospectus Supplement are not an offer to sell or a solicitation of an offer to buy any security in any jurisdiction in which it is unlawful to make such offer or solicitation.

                                TABLE OF CONTENTS


ADDITIONAL INFORMATION...................................................2

REPORTS TO CERTIFICATEHOLDERS............................................2

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE........................2

SUMMARY OF PROSPECTUS....................................................6

RISK FACTORS............................................................11
         Limited Liquidity..............................................11
         Limited Obligations............................................11
         Limitations, Reduction and Substitution of Credit Enhancement..11
         Investment in the Mortgage Loans...............................11
         Yield and Prepayment Considerations............................12

THE MORTGAGE POOLS......................................................12
         General  ......................................................12
         The Mortgage Loans.............................................14

MORTGAGE LOAN PROGRAM...................................................18
         Underwriting Standards.........................................18
         Qualifications of Sellers......................................20
         Representations by Sellers.....................................21
         Subservicing...................................................24

DESCRIPTION OF THE CERTIFICATES.........................................27
         General  ......................................................27
         Form of Certificates...........................................28
         Assignment of Trust Fund Assets................................30
         Review of Mortgage Loans.......................................30
         Spread   ......................................................32
         Payments on Mortgage Loans; Deposits to Certificate Account....32
         Withdrawals from the Custodial Account.........................35
         Distributions..................................................36
         Principal and Interest on the Certificates.....................36
         Example of Distributions.......................................37
         Advances ......................................................38
         Prepayment Interest Shortfalls.................................39
         Reports to Certificateholders..................................40
         Collection and Other Servicing Procedures......................41
         Realization Upon Defaulted Mortgage Loans......................42

SUBORDINATION...........................................................44
         General  ......................................................44
         Overcollateralization..........................................45

DESCRIPTION OF CREDIT ENHANCEMENT.......................................47
         General  ......................................................47
         Letters of Credit..............................................48
         Mortgage Pool Insurance Policies...............................48
         Special Hazard Insurance Policies..............................49
         Bankruptcy Bonds...............................................50
         Reserve Funds..................................................51
         Certificate Insurance Policies; Surety Bonds...................51
         Maintenance of Credit Enhancement..............................51
         Reduction or Substitution of Credit Enhancement................52

OTHER FINANCIAL OBLIGATIONS RELATED TO THE CERTIFICATES.................53
         Swaps and Yield Supplement Agreements..........................53
         Purchase Obligations...........................................53

INSURANCE POLICIES ON MORTGAGE LOANS....................................53
         Primary Mortgage Insurance Policies............................54
         Standard Hazard Insurance on Mortgaged Properties..............55

THE COMPANY.............................................................55

RESIDENTIAL FUNDING CORPORATION.........................................56

THE POOLING AND SERVICING AGREEMENT.....................................56
         Servicing and Other Compensation and Payment of Expenses.......56
         Evidence as to Compliance......................................57
         Certain Matters Regarding the Master Servicer and the Company..58
         Events of Default..............................................58
         Rights Upon Event of Default...................................59
         Amendment......................................................59
         Termination; Retirement of Certificates........................60
         The Trustee....................................................61

YIELD CONSIDERATIONS....................................................61

MATURITY AND PREPAYMENT CONSIDERATIONS..................................64

CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS.................................65
         The Mortgage Loans.............................................66
         Tax Aspects of Cooperative Ownership...........................67
         Environmental Legislation......................................73
         Soldiers' and Sailors' Civil Relief Act of 1940................74
         Default Interest and Limitations on Prepayments................74
         Forfeitures in Drug and RICO Proceedings.......................75

                  Negative Amortization Loans...........................75

CERTAIN FEDERAL INCOME TAX CONSEQUENCES.................................76
         General  ......................................................76
         REMICs   ......................................................76

STATE AND OTHER TAX CONSEQUENCES........................................92

ERISA CONSIDERATIONS....................................................92
         Plan Asset Regulations.........................................92
         Prohibited Transaction Exemption...............................93
         Insurance Company General Accounts.............................95
         Representations from Investing Plans...........................96
         Tax-Exempt Investors...........................................96
         Consultation with Counsel......................................96

LEGAL INVESTMENT MATTERS................................................96

USE OF PROCEEDS.........................................................98

METHODS OF DISTRIBUTION.................................................98

LEGAL MATTERS..........................................................100

FINANCIAL INFORMATION..................................................100

INDEX OF PRINCIPAL DEFINITIONS.........................................101




[TPW: NY01:609487.3] 16069-00418  11/03/97 04:15PM
                                                         4

                              SUMMARY OF PROSPECTUS

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each series of Certificates contained in the Prospectus Supplement to be prepared and delivered in connection with the offering of such series. Capitalized terms used in this summary that are not otherwise defined shall have the meanings ascribed thereto in this Prospectus. An index indicating where certain terms used herein are defined appears at the end of this Prospectus.

     Securities Offered.............. Mortgage Pass-Through Certificates.

     Company......................... Residential Funding Mortgage Securities I,
Inc. See "The Company."

     Master  Servicer.................  The entity identified as Master Servicer in the related Prospectus Supplement, which may be Residential Funding Corporation, an affiliate of the Company ("Residential Funding"). See "Residential Funding Corporation" and "The Pooling and Servicing Agreement--Certain Matters Regarding the Master Servicer and the Company."

     Trustee.........................  The  trustee  (the  "Trustee")  for  each series of Certificates will be specified in the related Prospectus Supplement.

     Certificates.................... Each series of Certificates will represent in the aggregate the entire beneficial ownership interest, excluding any interest retained by the Company or any other entity specified in the related Prospectus Supplement, in a pool (the "Mortgage Pool") of certain Mortgage Loans or interests therein (which may include Mortgage Securities as defined herein), and certain other assets as described below. Each series of Certificates will be issued pursuant to a pooling and servicing agreement among the Company, the Trustee and the Master Servicer (each, a "Pooling and Servicing Agreement"). As specified in the related Prospectus Supplement, each series of Certificates, or class of Certificates in the case of a series consisting of two or more classes, may have a stated principal balance, no stated principal balance or a notional amount and may be entitled to distributions of interest based on a specified interest rate or rates (each, a "Pass-Through Rate"). Each series or class of Certificates may have a different Pass-Through Rate, which may be a fixed, variable or adjustable Pass-Through Rate, or any combination of two or more of such Pass-Through Rates. The related Prospectus Supplement will specify the Pass- Through Rate or Rates for each series or class of Certificates, or the initial Pass- Through Rate or Rates and the method for determining subsequent changes to the Pass-Through Rate or Rates.

     ................................  A series may include one or more  classes of Certificates (each, a "Strip Certificate") entitled to (i) principal distributions, with disproportionate, nominal or no interest distributions, or
(ii) interest distributions, with disproportionate, nominal or no principal distributions. In addition, a series may include classes of Certificates which differ as to timing, sequential order, priority of payment, Pass- Through Rate or amount of distributions of principal or interest or both, or as to which distributions of principal or interest or both on any class may be made upon the occurrence of specified events, in accordance with a schedule or formula, or on the basis of collections from designated portions of the Mortgage Pool. In addition, a series may include one or more classes of Certificates ("Accrual Certificates"), as to which certain accrued interest will not be distributed but rather will be added to the principal balance thereof in the manner described in the related Prospectus Supplement. One or more classes of Certificates in a series may be entitled to receive principal payments pursuant to an amortization schedule under the circumstances described in the related Prospectus Supplement.

     ................................  If so specified in the related Prospectus
Supplement, a series of Certificates may include one or more classes of Certificates (collectively, the "Senior Certificates") which are senior to one or more classes of Certificates (collectively, the "Subordinate Certificates") in respect of certain distributions of principal and interest and allocations of losses on the Mortgage Loans. See "Subordination." If so specified in the related Prospectus Supplement, a series of Certificates may include one or more classes of Certificates (collectively, the "Mezzanine Certificates") which are Subordinate Certificates but which are senior to certain other classes of
Subordinate Certificates in respect of such distributions or losses. In addition, certain classes of Senior Certificates may be senior to other classes of Senior Certificates in respect of such distributions or losses. The Certificates will be issued in fully-registered certificated or book-entry form in the authorized denominations specified in the related Prospectus Supplement. See "Description of the Certificates."

     ................................   Neither   the   Certificates   nor   the
underlying Mortgage Loans or Mortgage Securities will be guaranteed or insured by any governmental agency or instrumentality or by the Company, the Master Servicer, GMAC Mortgage or any of their affiliates.

     Mortgage Pools..................  Unless otherwise specified in the related
Prospectus Supplement, each Trust Fund will consist primarily of Mortgage Loans or interests therein secured by first liens on one- to four-family residential properties, located in any one of the 50 states, the District of Columbia or the Commonwealth of Puerto Rico (the "Mortgaged Properties"). All Mortgage Loans will have been purchased by the Company, either directly or through Residential Funding, from mortgage loan originators or sellers who, as specified in the related Prospectus Supplement, may or may not be affiliated with the Company including GMAC Mortgage Corporation and HomeComings Financial Network, Inc., each affiliates of the Company. Mortgage Loans secured by Mortgaged Properties located in Puerto Rico are sometimes referred to herein as "Puerto Rico Mortgage Loans." See "Mortgage Loan Program." For a description of the types of Mortgage Loans that may be included in the Mortgage Pools, see "The Mortgage Pools--The Mortgage Loans."

     ................................  If  specified  in the related  Prospectus
Supplement, Mortgage Loans which are converting or converted from an adjustable-rate to a fixed-rate or certain Mortgage Loans for which the Mortgage Rate has been reset may be repurchased by the Company or purchased by the applicable Subservicer, Residential Funding or another party, or a designated remarketing agent will use its best efforts to arrange the sale thereof as described herein.

     ................................  If  specified  in the related  Prospectus
Supplement,  a  Trust  Fund  may  include  mortgage  pass-through   certificates
evidencing interests in Mortgage Loans ("Mortgage Securities"), as described herein. See "The Mortgage Pools--General" herein.

     Interest Distributions.......... Except as otherwise specified herein or in the related Prospectus Supplement, interest on each class of Certificates of each series, other than Strip Certificates or Accrual Certificates (prior to the time when accrued interest becomes payable thereon), will be remitted at the applicable Pass-Through Rate on the outstanding principal balance of such class, on the 25th day (or, if such day is not a business day, the next business day) of each month, commencing with the month following the month in which the Cut-off Date (as defined in the applicable Prospectus Supplement) occurs (each, a "Distribution Date"). If the Prospectus Supplement so specifies, interest distributions on any class of Certificates may be reduced on account of negative amortization on the Mortgage Loans, with the Deferred Interest (as defined herein) allocable to such class added to the principal balance thereof, which Deferred Interest will thereafter bear interest at the applicable Pass-Through Rate. Distributions, if any, with respect to interest on Strip Certificates will be made on each Distribution Date as described herein and in the related Prospectus Supplement. See "Description of the Certificates--Distributions." Strip Certificates that are entitled to distributions of principal only will not receive distributions in respect of interest. Interest that has accrued but is not yet payable on any Accrual Certificates will be added to the principal balance of such class on the related Distribution Date, and will thereafter bear interest at the applicable Pass-Through Rate. Unless otherwise specified in the related Prospectus Supplement, distributions of interest with respect to any series of Certificates (or accruals thereof in the case of Accrual Certificates), or with respect to one or more classes included therein, may be reduced to the extent of interest shortfalls not covered by advances or the applicable form of credit support, including any Prepayment Interest Shortfalls. See "Description of the Certificates" and "Maturity and Prepayment Considerations."

     Principal  Distributions.........  Except  as  otherwise  specified  in the related Prospectus Supplement, principal distributions on the Certificates of each series will be payable on each Distribution Date, commencing with the Distribution Date in the month following the month in which the Cut-off Date occurs, to the holders of the Certificates of such series, or of the class or classes of Certificates then entitled thereto, on a pro rata basis among all such Certificates or among the Certificates of any such class, in proportion to their respective outstanding principal balances, or the percentage interests represented by such class, in the priority and manner specified in the related Prospectus Supplement. Strip Certificates with no principal balance will not receive distributions in respect of principal. Distributions of principal with respect to any class of Certificates, may be reduced to the extent of certain delinquencies not covered by advances or losses not covered by the applicable form of credit enhancement. See "The Mortgage Pools," "Maturity and Prepayment Considerations" and "Description of the Certificates."

     Yield  and  Prepayment  Considerations...............  The  Mortgage  Loans
supporting a series of Certificates will have unique characteristics that will affect the yield to maturity and the rate of payment of principal on such Certificates. See "Yield Considerations" and "Maturity and Prepayment Considerations" herein and in the related Prospectus Supplement.

     Credit Enhancement..............  If so specified in the related Prospectus
Supplement, the Trust Fund with respect to any series of Certificates may include any one or any combination of a letter of credit, mortgage pool insurance policy, special hazard insurance policy, bankruptcy bond, reserve fund, certificate insurance policy, surety bond or other type of credit support to provide partial coverage for certain defaults and losses relating to the Mortgage Loans. Credit support also may be provided in the form of subordination of one or more classes of Certificates in a series under which certain losses are first allocated to any Subordinate Certificates up to a specified limit or in the form of Overcollateralization. Any form of credit enhancement typically will have certain limitations and exclusions from coverage thereunder, which will be described in the related Prospectus Supplement. Losses not covered by any form of credit enhancement will be borne by the holders of the related Certificates (or certain classes thereof). To the extent not set forth herein, the amount and types of coverage, the identification of any entity providing the coverage, the terms of any subordination and related information will be set forth in the Prospectus Supplement relating to a series of Certificates. See "Description of Credit Enhancement" and "Subordination."

     Advances........................  Unless otherwise specified in the related
Prospectus Supplement, the Master Servicer will be obligated (pursuant to the terms of the related Mortgage Securities, if applicable) to make certain advances with respect to delinquent scheduled payments on the Mortgage Loans, but only to the extent that the Master Servicer believes that such amounts will be recoverable by it. Any advance made by the Master Servicer with respect to a Mortgage Loan is recoverable by it as provided herein under "Description of the Certificates--Advances" either from recoveries on the specific Mortgage Loan or, with respect to any advance subsequently determined to be nonrecoverable, out of funds otherwise distributable to the holders of the related series of Certificates.

     Optional  Termination............  The Master Servicer,  the Company or, if
specified in the related Prospectus Supplement, the holder of the residual interest in a REMIC may at its option either (i) effect early retirement of a series of Certificates through the purchase of the assets in the related Trust Fund or (ii) purchase, in whole but not in part, the Certificates specified in the related Prospectus Supplement; in each case under the circumstances and in the manner set forth herein under "The Pooling and Servicing Agreement--Termination; Retirement of Certificates" and in the related Prospectus Supplement.

     Rating..........................  At  the  date  of  issuance,  as to  each series, each class of Certificates offered hereby will be rated, at the request of the Company, in one of the four highest rating categories by one or more nationally recognized statistical rating agencies (each, a "Rating Agency"). See "Ratings" in the related Prospectus Supplement.

     Legal Investment................  If so specified in the related Prospectus
Supplement, certain classes of Certificates offered hereby and by the related Prospectus Supplement that are rated in one of the two highest rating categories by at least one Rating Agency will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), for so long as such classes sustain such a rating. See "Legal Investment Matters."

     ERISA  Considerations............  A fiduciary of an employee  benefit plan and certain other plans and arrangements, including individual retirement accounts and annuities, Keogh plans, bank collective investment funds, insurance company general and separate accounts and certain other entities in which such plans, accounts, annuities or arrangements are invested, which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Internal Revenue Code of 1986 (the "Code"), and any other person contemplating purchasing a Certificate with Plan Assets (as defined herein), should carefully review with its legal counsel whether the purchase or holding of Certificates could give rise to a transaction that is prohibited or is not otherwise permissible either under ERISA or Section 4975 of the Code. See "ERISA Considerations" herein and in the related Prospectus Supplement.

     Certain  Federal Income Tax  Consequences................  Certificates  of
each series offered hereby will constitute "regular interests" or "residual interests" in a Trust Fund, or a portion thereof, treated as a REMIC under Sections 860A through 860G of the Code, unless otherwise specified in the related Prospectus Supplement. See "Certain Federal Income Tax Consequences" herein and in the related Prospectus Supplement.

                                  RISK FACTORS

         Investors should consider, among other things, the following factors in connection with the purchase of the Certificates:

         Limited Liquidity. There can be no assurance that a secondary market for the Certificates of any series will develop or, if it does develop, that it will provide Certificateholders with liquidity of investment or that it will continue for the life of the Certificates of any series. The Prospectus Supplement for any series of Certificates may indicate that an underwriter specified therein intends to establish a secondary market in such Certificates, however no underwriter will be obligated to do so. The Certificates will not be listed on any securities exchange.

         Limited Obligations. The Certificates will not represent an interest in or obligation of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates. The only obligations of the foregoing entities with respect to the Certificates, the Mortgage Loans or any Mortgage Securities will be the obligations (if any) of the Company and the Master Servicer pursuant to certain limited representations and warranties made with respect to the Mortgage Loans, the Master Servicer's servicing obligations under the related Pooling and Servicing Agreement (including its limited obligation to make certain Advances) and pursuant to the terms of any Mortgage Securities, and, if and to the extent expressly described in the related Prospectus Supplement, certain limited obligations of the Master Servicer in connection with a Swap, Yield Supplement Agreement, Purchase Obligation or an agreement to purchase or act as remarketing agent with respect to a Convertible Mortgage Loan upon conversion to a fixed rate. If an affiliate of the Company has originated any Mortgage Loan, such affiliate will only have an obligation with respect to the representations and warranties of the Seller, as described herein. Neither the Certificates nor the underlying Mortgage Loans or Mortgage Securities will be guaranteed or insured by any governmental agency or instrumentality, or by the Company, the Master Servicer, GMAC Mortgage or any of their affiliates. Proceeds of the assets included in the related Trust Fund (including the Mortgage Loans or Mortgage Securities and any form of credit enhancement) will be the sole source of payments on the Certificates, and there will be no recourse to the Company, the Master Servicer, GMAC Mortgage or any other entity in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the Certificates.

         Limitations, Reduction and Substitution of Credit Enhancement. With respect to each series of Certificates, credit enhancement may be provided in limited amounts to cover certain types of losses on the underlying Mortgage Loans. Credit enhancement will be provided in one or more of the forms referred to herein, including, but not limited to: subordination of other classes of Certificates of the same series; a Letter of Credit; a Purchase Obligation; a Mortgage Pool Insurance Policy; a Special Hazard Insurance Policy; a Bankruptcy Bond; a Reserve Fund; a Certificate Insurance Policy; a Surety Bond; Overcollateralization or any combination thereof. See "Subordination" and "Description of Credit Enhancement" herein. Regardless of the form of credit enhancement provided, the amount of coverage will be limited in amount and in most cases will be subject to periodic reduction in accordance with a schedule or formula. Furthermore, such credit enhancement may provide only very limited coverage as to certain types of losses or risks, and may provide no coverage as to certain other types of losses or risks. In the event losses exceed the amount of coverage provided by any credit enhancement or losses of a type not covered by any credit enhancement occur, such losses will be borne by the holders of the related Certificates (or certain classes thereof). The Master Servicer will generally be permitted to reduce, terminate or substitute all or a portion of the credit enhancement for any series of Certificates, if the applicable Rating Agency, as set forth in the related Prospectus Supplement, indicates that the then-current rating thereof will not be adversely affected. The rating of any series of Certificates by any Rating Agency may be lowered following the initial issuance thereof as a result of the downgrading or nonperformance of the obligations of any applicable credit support provider, or as a result of losses on the related Mortgage Loans in excess of the levels contemplated by such Rating Agency at the time of its initial rating analysis. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation to replace or supplement any credit enhancement, or to take any other action to maintain any rating of any series of Certificates. See "Description of Credit Enhancement -- Reduction or Substitution of Credit Enhancement."

         Investment in the Mortgage Loans. An investment in securities such as the Certificates which generally represent interests in mortgage loans may be affected by, among other things, a decline in real estate values and changes in the borrowers' financial condition. No assurance can be given that values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of the Mortgage Loans, and any secondary financing on the Mortgaged Properties, in a particular Mortgage Pool become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, in the case of Mortgage Loans that are subject to negative amortization, due to the addition to principal balance of Deferred Interest, the principal balances of such Mortgage Loans could be increased to an amount equal to or in excess of the value of the underlying Mortgaged Properties, thereby increasing the likelihood of default. To the extent that such losses are not covered by the applicable credit enhancement, holders of Certificates and the owner of the Excess Spread, if any, of the series evidencing interests in the related Mortgage Pool will bear all risk of loss resulting from default by the borrowers under the Mortgage Loans (each, a "Mortgagor") and will have to look primarily to the value of the Mortgaged Properties for recovery of the outstanding principal and unpaid interest on the defaulted Mortgage Loans. Certain of the types of loans which may be included in the Mortgage Pools may involve additional uncertainties not present in traditional types of loans. For example, certain of the Mortgage Loans provide for escalating or variable payments by the Mortgagor, as to which the Mortgagor is generally qualified on the basis of the initial payment amount. In some instances, the Mortgagors may not be able to make their loan payments as such payments increase and thus the likelihood of default will increase. In addition to the foregoing, certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency than will be experienced on mortgage loans generally. For example, a region's economic condition and housing market may be directly, or indirectly, adversely affected by natural disasters or civil disturbances such as earthquakes, hurricanes, floods, eruptions or riots. The economic impact of any of these types of events may also be felt in areas beyond the region immediately affected by the disaster or disturbance. The Mortgage Loans underlying certain series of Certificates may be concentrated in these regions, and such concentration may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration. Moreover, as described below, any Mortgage Loan for which a breach of a representation or warranty exists will remain in the related Trust Fund in the event that a Seller is unable, or disputes its obligation, to repurchase such Mortgage Loan and such a breach does not also constitute a breach of a representation made by Residential Funding, the Company or the Master Servicer. In such event, any resulting losses generally will be borne by the related form of credit enhancement, to the extent available.

         Yield and Prepayment Considerations. The yield to maturity of the Certificates of each series will depend on the rate and timing of principal payments (including prepayments, liquidations due to defaults, and repurchases due to conversion of ARM Loans to fixed interest rate loans or breaches of representations and warranties) on the Mortgage Loans and the price paid by Certificateholders. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments on the related Mortgage Loans or by the obtaining of secondary financing by the Mortgagor. The yield to maturity on Strip Certificates will be extremely sensitive to the rate of prepayments on the related Mortgage Loans. In addition, the yield to maturity on certain other types of classes of Certificates, including Accrual Certificates, Certificates with a Pass-Through Rate which fluctuates inversely with an index or certain other classes in a series including more than one class of Certificates, may be relatively more sensitive to the rate of prepayment on the related Mortgage Loans than other classes of Certificates. Prepayments are influenced by a number of factors, including prevailing mortgage market interest rates, local and regional economic conditions and homeowner mobility. See "Yield Considerations" and "Maturity and Prepayment Considerations" herein.


                               THE MORTGAGE POOLS

General

         Unless otherwise specified in the related Prospectus Supplement, each Mortgage Pool will consist primarily of conventional Mortgage Loans, excluding any interest retained by the Company or any other entity specified in the related Prospectus Supplement, evidenced by promissory notes (the "Mortgage Notes") secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on one- to four-family residential properties, or interests in such Mortgage Loans (which may include Mortgage Securities). The Mortgaged Properties will consist primarily of owner-occupied attached or detached one-family dwelling units, two- to four-family dwelling units, condominiums, townhouses, row houses, individual units in planned-unit developments and certain other dwelling units, and the fee, leasehold or other interests in the underlying real property. The Mortgaged Properties may include vacation, second and non-owner-occupied homes. If specified in the related Prospectus Supplement relating to a series of Certificates, a Mortgage Pool may contain cooperative apartment loans ("Cooperative Loans") evidenced by promissory notes ("Cooperative Notes") secured by security interests in shares issued by cooperatives and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the related buildings. As used herein, unless the context indicates otherwise, "Mortgage Loans" includes Cooperative Loans, "Mortgaged Properties" includes shares in the related cooperative and the related proprietary leases or occupancy agreements securing Cooperative Notes, "Mortgage Notes" includes Cooperative Notes and "Mortgages" includes a security agreement with respect to a Cooperative Note.

         If specified in the related Prospectus Supplement, a Mortgage Pool will contain Mortgage Loans that, in addition to being secured by the related
Mortgaged  Properties,  are  secured by other  collateral  owned by the  related
Mortgagors or are supported by third-party guarantees secured by collateral owned by the related guarantors. Such Mortgage Loans are collectively referred to herein as "Additional Collateral Loans," and such collateral is collectively referred to herein as "Additional Collateral." Additional Collateral may consist of marketable securities, insurance policies, annuities, certificates of deposit, cash, accounts or other personal property and, in the case of Additional Collateral owned by any guarantor, may consist of real estate. Unless otherwise specified in the related Prospectus Supplement, the security agreements and other similar security instruments related to the Additional
Collateral for a Mortgage Pool will, in the case of Additional Collateral consisting of personal property, create first liens thereon, and, in the case of Additional Collateral consisting of real estate, create first or second liens thereon. Additional Collateral, or the liens thereon in favor of the related Additional Collateral Loans, may be greater or less in value than the principal balances of such Additional Collateral Loans, the Appraised Values of the underlying Mortgaged Properties or the differences, if any, between such principal balances and such Appraised Values, and the requirements that Additional Collateral be maintained may be terminated upon the reduction of the Loan-to-Value Ratios or principal balances of the related Additional Collateral Loans to certain pre-determined amounts. Additional Collateral (including any related third-party guarantees) may be provided either in addition to or in lieu of Primary Insurance Policies for the Additional Collateral Loans in a Mortgage Pool, as specified in the related Prospectus Supplement. Guarantees supporting Additional Collateral Loans may be guarantees of payment or guarantees of collectability and may be full guarantees or limited guarantees. If a Mortgage Pool includes Additional Collateral Loans, the related Prospectus Supplement will specify the nature and extent of such Additional Collateral Loans and of the related Additional Collateral. If specified in such Prospectus Supplement, the Trustee, on behalf of the related Certificateholders, will have only the right to receive certain proceeds from the disposition of any such Additional Collateral consisting of personal property and the liens thereon will not be assigned to the Trustee. No assurance can be given that values of the Additional Collateral have remained or will remain at their levels on the Cut-off Date or as to the timing of collections thereunder from the disposition of such Additional Collateral. No assurance can be given as to the amount of proceeds, if any, that might be realized from the disposition of the Additional Collateral for any of the Additional Collateral Loans. See "Certain Legal Aspects of the Mortgage Loans and Related Matters--Anti-Deficiency Legislation and Other Limitations on Lenders" herein.

         Each Mortgage Loan will be selected by the Company for inclusion in a Mortgage Pool from among those purchased by the Company, either directly or through its affiliates, including Residential Funding, from affiliates of the Company including HomeComings Financial Network, Inc. and GMAC Mortgage Corporation ("Affiliated Sellers"), or from banks, savings and loan associations, mortgage bankers, investment banking firms, the FDIC and other mortgage loan originators or sellers not affiliated with the Company ("Unaffiliated Sellers"; Unaffiliated Sellers and Affiliated Sellers are collectively referred to herein as "Sellers"), all as described below under "Mortgage Loan Program." If a Mortgage Pool is composed of Mortgage Loans acquired by the Company directly from Sellers other than Residential Funding, the related Prospectus Supplement will specify the extent of Mortgage Loans so acquired. The characteristics of the Mortgage Loans are as described in the related Prospectus Supplement. Other mortgage loans available for purchase by the Company may have characteristics which would make them eligible for inclusion in a Mortgage Pool but were not selected for inclusion in such Mortgage Pool.

         Under certain circumstances, the Mortgage Loans will be delivered either directly or indirectly to the Company by one or more Sellers identified in the related Prospectus Supplement, concurrently with the issuance of the related series of Certificates (a "Designated Seller Transaction"). Such Certificates may be sold in whole or in part to any such Seller in exchange for the related Mortgage Loans, or may be offered under any of the other methods described herein under "Methods of Distribution." The related Prospectus Supplement for a Mortgage Pool composed of Mortgage Loans acquired by the Company pursuant to a Designated Seller Transaction will generally include information, provided by the related Seller, about the Seller, the Mortgage Loans and the underwriting standards applicable to the Mortgage Loans. None of the Company, Residential Funding, GMAC Mortgage or any of their affiliates will make any representation or warranty with respect to such Mortgage Loans, or any representation as to the accuracy or completeness of such information provided by the Seller.

         If specified in the related Prospectus Supplement, the Trust Fund underlying a series of Certificates may include Mortgage Securities. The Mortgage Securities may have been issued previously by the Company or an affiliate thereof, a financial institution or other entity engaged generally in the business of mortgage lending or a limited purpose corporation organized for the purpose of, among other things, acquiring and depositing mortgage loans into such trusts, and selling beneficial interests in such trusts. Except as otherwise set forth in the related Prospectus Supplement, such Mortgage Securities will be generally similar to Certificates offered hereunder. As to any such series of Certificates, the related Prospectus Supplement will include a description of such Mortgage Securities and any related credit enhancement, and the Mortgage Loans underlying such Mortgage Securities will be described together with any other Mortgage Loans included in the Mortgage Pool relating to such series. As to any such series of Certificates, as used herein the term "Mortgage Pool" includes the Mortgage Loans underlying such Mortgage Securities. Notwithstanding any other reference herein to the Master Servicer, with respect to a series of Certificates as to which the Trust Fund includes Mortgage Securities, the entity that services and administers such Mortgage Securities on behalf of the holders of such Certificates may be referred to as the "Manager," if so specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, Residential Funding initially will act as Manager with respect to such Mortgage Securities as well as the related Certificates, and references herein to advances to be made and other actions to be taken by the Master Servicer in connection with the Mortgage Loans may include such advances made and other actions taken pursuant to the terms of such Mortgage Securities.

         Unless otherwise specified in the applicable Prospectus Supplement, each series of Certificates will evidence interests in one Mortgage Pool including Mortgage Loans having an aggregate principal balance of not less than approximately $5,000,000 as of the Cut-off Date. Each Certificate will evidence an interest in only the related Mortgage Pool and corresponding Trust Fund, and not in any other Mortgage Pool or Trust Fund.


The Mortgage Loans

         Unless otherwise specified below or in the related Prospectus Supplement, all of the Mortgage Loans in a Mortgage Pool will (i) have monthly payments due or deemed to be due on the first of each month, (ii) be secured by Mortgaged Properties located in any of the 50 states, the District of Columbia or the Commonwealth of Puerto Rico and (iii) be of only one type of the following types of mortgage loans described or referred to in paragraphs numbered (1) through (8):

                  (1) Fixed-rate, fully-amortizing mortgage loans (which may include mortgage loans converted from adjustable-rate mortgage loans or otherwise modified) providing for level monthly payments of principal and interest and terms at origination or modification of not more than 15 years;

                  (2) Fixed-rate, fully-amortizing mortgage loans (which may include mortgage loans converted from adjustable-rate mortgage loans or otherwise modified) providing for level monthly payments of principal and interest and terms at origination or modification of more than 15 years, but not more than 30 years;

                  (3) Fully-amortizing adjustable-rate mortgage loans ("ARM Loans") having an original or modified term to maturity of not more than 30 years with a related interest rate (a "Mortgage Rate") which generally adjusts initially either one, three or six months, one, three, five or seven years subsequent to the initial payment date, and thereafter at either one, three or six-month, one-year or other intervals (with corresponding adjustments in the amount of monthly payments) over the term of the mortgage loan to equal the sum of a fixed percentage set forth in the related Mortgage Note (the "Note Margin") and an index*. The related Prospectus Supplement will set forth the relevant index and the highest, lowest and weighted average Note Margin with respect to the ARM Loans in the related Mortgage Pool. The related Prospectus Supplement will also indicate any periodic or lifetime limitations on changes in any per annum Mortgage Rate at the time of any adjustment. If specified in the related Prospectus Supplement, an ARM Loan may include a provision that allows the Mortgagor to convert the adjustable Mortgage Rate to a fixed rate at some point during the term of such ARM Loan generally not later than ten years subsequent to the initial payment date;

                  (4) Negatively-amortizing adjustable-rate mortgage loans having original or modified terms to maturity of not more than 30 years with Mortgage Rates which generally adjust initially on the interest adjustment date referred to in the related Prospectus Supplement, and thereafter on each interest adjustment date to equal the sum of the Note Margin and the index. The scheduled monthly payment will be adjusted as and when described in the related Prospectus Supplement to an amount that would fully amortize the Mortgage Loan over its remaining term on a level debt service basis; provided that increases in the scheduled monthly payment may be subject to certain limitations as specified in the related Prospectus Supplement. If an adjustment to the Mortgage Rate on a Mortgage Loan causes the amount of interest accrued thereon in any month to exceed the scheduled monthly payment on such mortgage loan, the resulting amount of interest that has accrued but is not then payable ("Deferred Interest") will be added to the principal balance of such Mortgage Loan;

                  (5) Fixed-rate, graduated payment mortgage loans having original or modified terms to maturity of not more than 15 years with monthly payments during the first year calculated on the basis of an assumed interest rate which is a specified percentage below the Mortgage Rate on such mortgage loan. Such monthly payments increase at the beginning of the second year by a specified percentage of the monthly payment during the preceding year and each year thereafter to the extent necessary to amortize the mortgage loan over the remainder of its 15-year term. Deferred Interest, if any, will be added to the principal balance of such mortgage loans;

                  (6) Fixed-rate, graduated payment mortgage loans having original or modified terms to maturity of not more than 30 years with monthly payments during the first year calculated on the basis of an assumed interest rate which is a specified percentage below the Mortgage Rate. Such monthly payments increase at the beginning of the second year by a specified percentage of the monthly payment during the preceding year and each year thereafter to the extent necessary to fully amortize the mortgage loan within its 30-year term. Deferred Interest, if any, will be added to the principal balance of such mortgage loan;

                  (7) Balloon mortgage loans ("Balloon Loans"), which are fixed-rate mortgage loans having original or modified terms to maturity of generally 5 or 7 years as described in the related Prospectus Supplement, with level monthly payments of principal and interest based on a 30-year amortization schedule. The amount of the monthly payment will remain constant until the maturity date, upon which date the full outstanding principal balance on such Balloon Loan will be due and payable (such amount, the "Balloon Amount"); or

                  (8) Another type of mortgage loan described in the related Prospectus Supplement.

         Certain information, including information regarding loan-to-value ratios (each, a "Loan-to-Value-Ratio") at origination (unless otherwise specified in the related Prospectus Supplement) of the Mortgage Loans underlying each series of Certificates, will be supplied in the related Prospectus Supplement. In the case of purchase Mortgage Loans, the Loan-to-Value Ratio is defined generally as the ratio, expressed as a percentage, of the principal amount of the Mortgage Loan at origination to the lesser of (1) the appraised value determined in an appraisal obtained at origination of such Mortgage Loan and (2) the sales price for the related Mortgaged Property, except that in the case of certain employee or preferred customer loans, the denominator of such ratio may be the sales price. In the case of certain non- purchase Mortgage Loans including refinance, modified or converted Mortgage Loans, the Loan-to-Value Ratio at origination is defined generally as the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan to either the appraised value determined in an appraisal obtained at the time of refinancing, modification or conversion or, if no such appraisal has been obtained, the value of the related Mortgaged Property which value generally will be supported by either (i) a representation by the related Seller (as described below) as to such value, (ii) a broker's price opinion, automated appraisal, drive by appraisal or other certification of value, (iii) an appraisal obtained within twelve months prior to such refinancing, modification or conversion or (iv) the sales price, if the Mortgaged Property was purchased within the previous twelve months. In the case of certain Mortgage Loans seasoned for over twelve months, the Loan-to-Value Ratio may be determined at the time of purchase from the related Seller based on the ratio of the current loan amount to the current value of the related Mortgaged Property which value may be supported by either
(i) a statistical analysis, (ii) a broker's price opinion or (iii) an appraisal obtained within 120 days of the purchase date (such
--------
         * The index (the "Index") for a particular Mortgage Pool will be specified in the related Prospectus Supplement and may include one of the following indexes: (i) the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of either three months, six months or one year, (ii) the weekly auction average investment yield of U.S. Treasury bills of six months, (iii) the daily Bank Prime Loan rate made available by the Federal Reserve Board, (iv) the cost of funds of member institutions for the Federal Home Loan Bank of San Francisco, or
         (v) the interbank offered rates for U.S. dollar deposits in the London market, each calculated as of a date prior to each scheduled interest rate adjustment date which will be specified in the related Prospectus Supplement.

Loan-to-Value Ratio may be significantly lower than the ratio determined at origination). The denominator of the applicable ratio described in the preceding three sentences is hereinafter referred to as the "Appraised Value." In connection with a representation by the related Seller as to the value of the Mortgaged Property, the Seller generally will represent and warrant that either
(i) the current value of the related Mortgaged Property at the time of refinancing, modification or conversion was not less than the appraised value of such property at the time of the origination of the original mortgage loan or
(ii) the current Loan-to-Value Ratio of such Mortgage Loan generally meets the Company's underwriting guidelines. There can be no assurance that the substance of such representation and warranty will be true. Certain Mortgage Loans which are subject to negative amortization will have Loan-to-Value Ratios that will increase after origination as a result of such negative amortization. In the case of certain seasoned Mortgage Loans, the values used in calculating Loan-to-Value Ratios may no longer be accurate valuations of the Mortgaged Properties, particularly where the Loan-to-Value Ratio was not determined at the time of purchase as described above. Certain Mortgaged Properties may be located in regions where property values have declined significantly since the time of origination. In addition, a Loan-to-Value calculation does not take into account any secondary financing. Under the Company's underwriting standards, a Seller is generally permitted to provide secondary financing to a Mortgagor contemporaneously with the origination of a Mortgage Loan, provided that the combined Loan-to-Value Ratio is not greater than 100%. Secondary financing is readily available and may be obtained by a Mortgagor from a lender including the Seller at any time (including at origination).

         The Mortgage Loans may be "equity refinance" Mortgage Loans, as to which a portion of the proceeds are used to refinance an existing mortgage loan, and the remaining proceeds may be retained by the Mortgagor or used for purposes unrelated to the Mortgaged Property. Alternatively, the Mortgage Loans may be "rate and term refinance" Mortgage Loans, as to which substantially all of the proceeds (net of related costs incurred by the Mortgagor) are used to refinance an existing mortgage loan or loans (which may include a junior lien) primarily in order to change the interest rate or other terms thereof. The Mortgage Loans may be mortgage loans that have been consolidated and/or have had various terms changed, mortgage loans that have been converted from adjustable rate mortgage loans to fixed rate mortgage loans, or construction loans which have been converted to permanent mortgage loans. In addition, a Mortgaged Property may be subject to secondary financing at the time of origination of the Mortgage Loan or at any time thereafter.

         If so specified in the related Prospectus Supplement, a portion of the proceeds of a Mortgage Loan may be held by the originator and used to reimburse the Mortgagor for certain costs of construction of or improvements to the related Mortgaged Property. The Appraised Value of any such Mortgaged Property will be based on the assumption that such construction has been completed (no inspections of such Mortgaged Property will be made). If the construction is not completed, the actual value of the related Mortgaged Property could be adversely affected and, even if the escrowed proceeds are applied to reduce the principal balance of the Mortgage Loan, the actual loan-to-value ratio of the Mortgage Loan could be higher than that assumed at the time of origination of the Mortgage Loan. In addition, the application of any unused proceeds could cause the rate of payment of principal on such Mortgage Loan to be faster than that assumed.

         A Mortgage Pool may contain ARM Loans which allow the Mortgagors to convert the adjustable rates on such Mortgage Loans to a fixed rate at one or more specified periods during the life of such Mortgage Loans (each, a "Convertible Mortgage Loan"), generally not later than ten years subsequent to the date of origination. If specified in the related Prospectus Supplement, upon any conversion, the Company will repurchase or Residential Funding, the applicable Subservicer or a third party will purchase the converted Mortgage Loan as and to the extent set forth in the related Prospectus Supplement. Alternatively, if specified in the related Prospectus Supplement, the Company or Residential Funding (or another party specified therein) may agree to act as remarketing agent with respect to such converted Mortgage Loans and, in such capacity, to use its best efforts to arrange for the sale of converted Mortgage Loans under specified conditions. Upon the failure of any party so obligated to purchase any such converted Mortgage Loan, the inability of any remarketing agent to arrange for the sale of the converted Mortgage Loan and the unwillingness of such remarketing agent to exercise any election to purchase the converted Mortgage Loan for its own account, the related Mortgage Pool will thereafter include both fixed rate and adjustable rate Mortgage Loans.

         If specified in the related Prospectus Supplement, certain of the Mortgage Loans may be subject to temporary buydown plans ("Buy-Down Mortgage Loans") pursuant to which the monthly payments made by the Mortgagor during the early years of the Mortgage Loan (the "Buy-Down Period") will be less than the scheduled monthly payments on the Mortgage Loan, the resulting difference to be made up from (i) an amount (such amount, exclusive of investment earnings thereon, being hereinafter referred to as "Buy-Down Funds") contributed by the seller of the Mortgaged Property or another source and placed in a custodial account (the "Buy-Down Account"), (ii) if the Buy- Down Funds are contributed on a present value basis, investment earnings on such Buy-Down Funds or (iii) additional buydown funds to be contributed over time by the Mortgagor's employer or another source. See "Description of the Certificates--Payments on Mortgage Loans; Deposits to Certificate Account." Under Residential Funding's underwriting standards, the Mortgagor under each Buy-Down Mortgage Loan will be qualified based on the initial reduced monthly payment amount. See "Mortgage Loan Program--Underwriting Standards" for a discussion of loss and delinquency considerations relating to Buy-Down Mortgage Loans.

         The related Prospectus Supplement will provide material information concerning the types and characteristics of the Mortgage Loans included in the related Mortgage Pool. A Current Report on Form 8-K (a "Form 8-K") will be available upon request to holders of the related series of Certificates and will be filed, together with the related Pooling and Servicing Agreement, with the Commission within fifteen days after the initial issuance of such Certificates. In the event that Mortgage Loans are added to or deleted from the Trust Fund after the date of the related Prospectus Supplement, such addition or deletion will be noted in the Form 8-K.

         The Company will cause the Mortgage Loans constituting each Mortgage Pool (or Mortgage Securities evidencing interests therein) to be assigned to the Trustee named in the related Prospectus Supplement, for the benefit of the holders of all of the Certificates of a series. The Master Servicer named in the related Prospectus Supplement will service the Mortgage Loans, generally through other mortgage servicing institutions ("Subservicers"), pursuant to a Pooling and Servicing Agreement and will receive a fee for such services. See "Mortgage Loan Program" and "Description of the Certificates." With respect to those Mortgage Loans serviced by the Master Servicer through a Subservicer, the Master Servicer will remain liable for its servicing obligations under the related Pooling and Servicing Agreement as if the Master Servicer alone were servicing such Mortgage Loans. In addition to or in lieu of the Master Servicer for a series of Certificates, the related Prospectus Supplement may identify a certificate administrator (the "Certificate Administrator") for the Trust Fund. The Certificate Administrator may be an affiliate of the Company or the Master Servicer. All references herein to "Master Servicer" and any discussions of the servicing and administration functions of the Master Servicer will also apply to the Certificate Administrator to the extent applicable.

         The Company will make certain limited representations and warranties regarding the Mortgage Loans except as otherwise specified herein, but its assignment of the Mortgage Loans to the Trustee will be without recourse. See "Description of the Certificates--Assignment of Mortgage Loans." The Master Servicer's obligations with respect to the Mortgage Loans will consist principally of its contractual servicing obligations under the related Pooling and Servicing Agreement (including its obligation to enforce certain purchase and other obligations of Subservicers and Sellers, as described herein under "Mortgage Loan Program--Representations by Sellers," "Subservicing by Sellers" and "Description of the Certificates--Assignment of Mortgage Loans," and its obligation to make certain cash advances in the event of delinquencies in payments on or with respect to the Mortgage Loans in amounts described herein under "Description of the Certificates--Advances") or pursuant to the terms of any Mortgage Securities. The obligation of the Master Servicer to make advances will be limited to amounts which the Master Servicer believes ultimately would be reimbursable out of the proceeds of liquidation of the Mortgage Loans or any applicable form of credit support. See "Description of the Certificates--Advances."

                              MORTGAGE LOAN PROGRAM

         The Mortgage Loans will have been purchased by the Company, either directly or indirectly through Residential Funding, from Sellers. The Mortgage Loans will generally have been originated in accordance with the Company's underwriting standards or alternative underwriting criteria as described below under "Underwriting Standards" or as described in the related Prospectus Supplement.

Underwriting Standards

  General Standards

         The Company's underwriting standards with respect to certain Mortgage Loans will generally conform to those published in Residential Funding's Seller Guide, excluding the underwriting standards relating to the expanded criteria program, the alternet program and the home equity program (together with Residential Funding's Servicer Guide, the "Guide," as modified from time to time). The underwriting standards as set forth in the Guide are continuously revised based on opportunities and prevailing conditions in the residential mortgage market and the market for the Company's mortgage pass-through certificates. The Mortgage Loans may be underwritten by Residential Funding or by a designated third party. In certain circumstances, however, the Mortgage Loans may be underwritten only by the Seller. See "--Guide Standards--Qualifications of Sellers." Residential Funding may perform only sample quality assurance reviews to determine whether the Mortgage Loans in any Mortgage Pool were underwritten in accordance with applicable standards.

         With respect to the Company's underwriting standards, as well as any other underwriting standards that may be applicable to any Mortgage Loans, such underwriting standards generally include a set of specific criteria pursuant to which the underwriting evaluation is made. However, the application of such underwriting standards does not imply that each specific criterion was satisfied individually. Rather, a Mortgage Loan will be considered to be originated in accordance with a given set of underwriting standards if, based on an overall qualitative evaluation, the loan is in substantial compliance with such underwriting standards. For example, a Mortgage Loan may be considered to comply with a set of underwriting standards, even if one or more specific criteria included in such underwriting standards were not satisfied, if other factors compensated for the criteria that were not satisfied or if the Mortgage Loan is considered to be in substantial compliance with the underwriting standards.

         In addition, the Company purchases Mortgage Loans which do not conform to the underwriting standards set forth in the Guide. Certain of the Mortgage Loans will be purchased in negotiated transactions, and such negotiated transactions may be governed by agreements ("Master Commitments") relating to ongoing purchases of Mortgage Loans by Residential Funding, from Sellers who will represent that the Mortgage Loans have been originated in accordance with underwriting standards agreed to by Residential Funding. Residential Funding, on behalf of the Company, will generally review only a limited portion of the Mortgage Loans in any delivery of such Mortgage Loans from the related Seller for conformity with the applicable underwriting standards. Certain other Mortgage Loans will be purchased from Sellers who will represent that the Mortgage Loans were originated pursuant to underwriting standards determined by a mortgage insurance company or third party origination system acceptable to Residential Funding. The Company, or Residential Funding on behalf of the Company, may accept a certification from such insurance company or a confirmation by such third party as to a Mortgage Loan's insurability in a mortgage pool as of the date of certification or confirmation as evidence of a Mortgage Loan conforming to applicable underwriting standards. Such certifications or confirmations will likely have been issued before the purchase of the Mortgage Loan by Residential Funding or the Company.

         The level of review by Residential Funding or the Company, if any, of any Mortgage Loan for conformity with the applicable underwriting standards will vary depending on any one of a number of factors, including (i) factors relating to the experience and status of the Seller, and (ii) characteristics of the specific Mortgage Loan, including the principal balance, the Loan-to-Value Ratio, the loan type or loan program, and (iii) the applicable credit score of the related Mortgagor used in connection with the origination of the Mortgage Loan (as determined based on a credit scoring model acceptable to the Company). Generally, such credit scoring models provide a means for evaluating the information about a prospective borrower that is available from a credit reporting agency. The underwriting criteria applicable to any program under which the Mortgage Loans may be originated and reviewed may provide that qualification for the loan, or the availability of certain loan features (such as maximum loan amount, maximum Loan-to- Value Ratio, property type and use, and documentation level) may depend on the borrower's credit score.

         The underwriting standards utilized in negotiated transactions and Master Commitments, the underwriting standards of insurance companies issuing certificates and the underwriting standards applicable to Mortgage Loans underlying Mortgage Securities may vary substantially from the underwriting standards set forth in the Guide. Such underwriting standards are generally intended to provide an underwriter with information to evaluate the borrower's repayment ability and the adequacy of the Mortgaged Property as collateral. Due to the variety of underwriting standards and review procedures that may be applicable to the Mortgage Loans included in any Mortgage Pool, the related Prospectus Supplement generally will not distinguish among the various underwriting standards applicable to the Mortgage Loans nor describe any review for compliance with applicable underwriting standards performed by the Company or Residential Funding. Moreover, there can be no assurance that every Mortgage Loan was originated in conformity with the applicable underwriting standards in all material respects, or that the quality or performance of Mortgage Loans underwritten pursuant to varying standards as described above will be equivalent under all circumstances. In the case of a Designated Seller Transaction, the applicable underwriting standards will be those of the Seller or of the originator of the Mortgage Loans, and will be described in the related Prospectus Supplement.

         The Company, either directly or indirectly through Residential Funding, will also purchase Mortgage Loans from its affiliates, including GMAC Mortgage Corporation and HomeComings Financial Network, Inc., with underwriting standards generally in accordance with the Guide or as otherwise agreed to by the Company. However, in certain limited circumstances, such Mortgage Loans may be employee or preferred customer loans with respect to which, in accordance with such affiliate's mortgage loan programs, income, asset and employment verifications and appraisals may not have been required. With respect to Mortgage Loans made under any employee loan program maintained by Residential Funding, or its affiliates, in certain limited circumstances preferential interest rates may be allowed, and Primary Insurance Policies may not be required in connection with a Loan-to-Value Ratio over 80%. As to any series of Certificates representing interests in such Mortgage Loans, credit enhancement may be provided covering losses on such Mortgage Loans to the extent that such losses would be covered by Primary Insurance Policies if obtained, in the form of a corporate guaranty or in certain other forms described herein under "Description of Credit Enhancement." Neither the Company nor Residential Funding will review any affiliate's mortgage loans for conformity with the underwriting standards set forth in the Guide.


  Guide Standards

         The following is a brief description of the underwriting standards set forth in the Guide for full documentation loan programs. Initially, a prospective borrower (other than a trust if the trust is the borrower) is required to fill out a detailed application providing pertinent credit information. As part of the application, the borrower is required to provide a current balance sheet describing assets and liabilities and a statement of income and expenses, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with merchants and lenders and any record of bankruptcy. In addition, an employment verification is obtained which reports the borrower's current salary and may contain the length of employment and an indication as to whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has accounts. In the case of a Mortgage Loan secured by a property owned by a trust, the foregoing procedures may be waived where the Mortgage Note is executed on behalf of the Trust.

         In determining the adequacy of the Mortgaged Property as collateral, an appraisal is made of each property considered for financing. The appraiser is required to verify that the property is in good condition and that construction, if new, has been completed. The appraisal is based on various factors, including the market value of comparable homes and the cost of replacing the improvements. Alternatively, property valuations may be made under various other methods, as described above under "The Mortgage Pools--The Mortgage Loans."

         Once all applicable employment, credit and property information is received, a determination is made as to whether the prospective borrower has sufficient monthly income available to meet the borrower's monthly obligations on the proposed mortgage loan and other expenses related to the home (such as property taxes and hazard insurance) and other financial obligations and monthly living expenses. The Company will generally underwrite ARM Loans, Buy- Down Mortgage Loans, graduated payment Mortgage Loans and certain other Mortgage Loans on the basis of the borrower's ability to make monthly payments as determined by reference to the Mortgage Rates in effect at origination or the reduced initial monthly payments, as the case may be, and on the basis of an assumption that the borrowers will likely be able to pay the higher monthly payments that may result from later increases in the Mortgage Rates or from later increases in the monthly payments, as the case may be, at the time of such increase even though the borrowers may not be able to make such higher payments at the time of origination. The Mortgage Rate in effect from the origination date of an ARM Loan or certain other types of loans to the first adjustment date generally will be lower, and may be significantly lower, than the sum of the then applicable Index and Note Margin. Similarly, the amount of the monthly payment on Buy-Down Mortgage Loans and graduated payment Mortgage Loans will increase periodically. If the borrowers' incomes do not increase in an amount commensurate with the increases in monthly payments, the likelihood of default will increase. In addition, in the case of either ARM Loans or graduated payment Mortgage Loans that are subject to negative amortization, due to the addition of Deferred Interest the principal balances of such mortgage loans are more likely to equal or exceed the value of the underlying mortgaged properties, thereby increasing the likelihood of defaults and losses. With respect to Balloon Loans, payment of the Balloon Amount will generally depend on the borrower's ability to obtain refinancing or to sell the Mortgaged Property prior to the maturity of the Balloon Loan, and there can be no assurance that such refinancing will be available to the borrower or that such a sale will be possible.

         The underwriting standards set forth in the Guide will be varied in appropriate cases, including "limited" or "reduced loan documentation" mortgage loan programs. Certain reduced loan documentation programs, for example, do not require income, employment or asset verifications. Generally, in order to be eligible for a reduced loan documentation program, the Loan-to-Value Ratio must meet applicable guidelines, the borrower must have a good credit history and the borrower's eligibility for such program may be determined by use of a credit scoring model.

         To the extent the Seller fails or is unable to repurchase any Mortgage Loan due to a breach of such representation and warranty, neither the Company, Residential Funding nor any other entity will be so obligated. Furthermore, to the extent that the appraised value of the related Mortgaged Property has declined, the actual Loan-to- Value Ratio with respect to such Mortgage Loan will be higher than the Loan-to-Value Ratio set forth with respect thereto in the related Prospectus Supplement.

         In its evaluation of mortgage loans which have more than twelve months of payment experience, Residential Funding generally places greater weight on payment history and may take into account market and other economic trends while placing less weight on underwriting factors generally applied to newly originated mortgage loans. Certain Mortgage Loans seasoned for over twelve months may be underwritten for purchase by Residential Funding based on the borrower's credit score and payment history, with no current income verification, and under alternative property valuation methods described above under "The Mortgage Pools--The Mortgage Loans."

         The Mortgaged Properties may be located in states where, in general, a lender providing credit on a single-family property may not seek a deficiency judgment against the mortgagor but rather must look solely to the property for repayment in the event of foreclosure. See "Certain Legal Aspects of the Mortgage Loans--Anti-Deficiency Legislation and Other Limitations on Lenders." The Company's underwriting standards applicable to all states (including anti-deficiency states) require that the value of the property being financed, as indicated by the appraisal, currently supports and is anticipated to support in the future the outstanding loan balance, although there can be no assurance that such value will support the loan balance in the future.


Qualifications of Sellers

         Except with respect to Designated Seller Transactions, each Seller (other than the Federal Deposit Insurance Corporation (the "FDIC") and investment banking firms) will have been approved by Residential Funding for participation in Residential Funding's loan purchase program. In determining whether to approve a seller for participation in the loan purchase program, Residential Funding generally will consider, among other things, the financial status (including the net worth) of the seller, the previous experience of the seller in originating mortgage loans, the prior delinquency and loss experience of the seller, the underwriting standards employed by the seller and the quality control and, if applicable, the servicing operations established by the seller. There can be no assurance that any Seller presently meets any qualifications or will continue to meet any qualifications at the time of inclusion of mortgage loans sold by it in the Trust Fund for a series of Certificates, or thereafter. If a Seller becomes subject to the direct or indirect control of the FDIC or if a Seller's net worth, financial performance or delinquency and foreclosure rates deteriorate, such institution may continue to be treated as a Seller. Any such event may adversely affect the ability of any such Seller to repurchase Mortgage Loans in the event of a breach of a representation or warranty which has not been cured.

         Residential Funding generally monitors which Sellers are under control of the FDIC or are insolvent, otherwise in receivership or conservatorship or financially distressed. Such Seller may make no representations and warranties with respect to Mortgage Loans sold by it. The FDIC (either in its corporate capacity or as receiver for a depository institution) may also be a Seller of the Mortgage Loans, in which event neither the FDIC nor the related depository institution may make representations and warranties with respect to the Mortgage Loans sold, or only limited representations and warranties may be made (for example, that the related legal documents are enforceable). The FDIC may have no obligation to repurchase any Mortgage Loan for a breach of a representation and warranty.

         Unless otherwise specified in the related Prospectus Supplement, the qualifications required of Sellers for approval by Residential Funding as participants in its loan purchase programs may not apply to Sellers in Designated Seller Transactions. To the extent the Seller in a Designated Seller Transaction fails to or is unable to repurchase any Mortgage Loan due to a breach of representation and warranty, neither the Company, Residential Funding nor any other entity will have assumed the representations and warranties and any related losses will be borne by the Certificateholders or by the credit enhancement, if any.


Representations by Sellers

         Each Seller generally will make certain representations and warranties with respect to the Mortgage Loans sold by such Seller. Such representations and warranties generally include, among other things, that at the time of the sale by the Seller to Residential Funding of each Mortgage Loan: (i) except in the case of Cooperative Loans, title insurance (or in the case of Mortgaged Properties located in areas where such policies are generally not available, an attorney's certificate of title, or another form of coverage in lieu of title insurance as specified in the related Prospectus Supplement) and any required hazard and primary mortgage insurance were effective at the origination of each Mortgage Loan, and each policy (or certificate of title) remained in effect on the date of purchase of each Mortgage Loan from the Seller by the Company or Residential Funding; (ii) the Seller has good title to each such Mortgage Loan and such Mortgage Loan was subject to no offsets, defenses or counterclaims except as may be provided under the Relief Act and except to the extent that any buydown agreement exists for a Buy-Down Mortgage Loan; (iii) there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are, or may be a lien prior to, or equal with, the lien of the related Mortgage (subject only to permissible title insurance exceptions); (iv) to the best of the Seller's knowledge, each Mortgaged Property is free from damage and in good repair; (v) there are no delinquent tax or, to the best of the Seller's knowledge, assessment liens against the Mortgaged Property; (vi) each Mortgage Loan is current as to all required payments; (vii) if a Primary Insurance Policy is required with respect to a Mortgage Loan, such Mortgage Loan is the subject of such a policy; and (viii) each Mortgage Loan was made in compliance with, and is enforceable under, all applicable local, state and federal laws in all material respects. In the event of a breach of a Seller's representation or warranty that materially adversely affects the interests of the Certificateholders in a Mortgage Loan, the related Seller will be obligated to repurchase such Mortgage Loan as described below. However, there can be no assurance that a Seller will honor its obligation to repurchase any Mortgage Loan as to which such a breach of a representation or warranty arises. Any costs associated with enforcing the Seller's obligation to repurchase such Mortgage Loan will be borne by the related Trust Fund.

         Each Seller will have represented with respect to a Mortgage Loan that any modification agreement was recorded as necessary to preserve the first lien position in the jurisdiction in which the Mortgaged Property is located. If the Mortgage Loans include Cooperative Loans or if an alternative form of coverage in lieu of title insurance was obtained, representations and warranties with respect to title insurance or hazard insurance may not be given. Generally, the cooperative itself is responsible for the maintenance of hazard insurance for property owned by the cooperative, and the borrowers (tenant-stockholders) of the cooperative do not maintain hazard insurance on their individual dwelling units.

         All of the representations and warranties of a Seller in respect of a Mortgage Loan will have been made as of the date on which such Seller sold the Mortgage Loan to the Company or Residential Funding; the date as of which such representations and warranties were made will be a date prior to the date of initial issuance of the related series of Certificates or, in the case of a Designated Seller Transaction, will be the date of closing of the related sale by the applicable Seller. A substantial period of time may have elapsed between the date as of which the representations and warranties were made and the later date of initial issuance of the related series of Certificates. Accordingly, the Seller's purchase obligation (or, if specified in the related Prospectus Supplement, limited replacement option) described below will not arise if, during the period commencing on the date of sale of a Mortgage Loan by the Seller to the Company or Residential Funding, an event occurs that would have given rise to such an obligation had the event occurred prior to sale of the affected Mortgage Loan.

         In the case of a Mortgage Pool consisting of Mortgage Loans purchased by the Company from Sellers through Residential Funding, Residential Funding, except in the case of a Designated Seller Transaction or as to Mortgage Loans underlying any Mortgage Securities or unless otherwise specified in the related Prospectus Supplement, will also have made certain limited representations and warranties regarding the Mortgage Loans to the Company at the time (just prior to the initial issuance of the related series of Certificates) that they are sold to the Company. Such representations and warranties will generally include, among other things, that: (i) as of the Cut-off Date, the information set forth in a listing of the related Mortgage Loans is true and correct in all material respects; (ii) except in the case of Cooperative Loans, either a policy of title insurance in the form and amount required by the Guide or an equivalent protection was effective at the origination of each Mortgage Loan, and each policy remained in full force and effect on the date of sale of the Mortgage Loan to the Company; (iii) to the best of Residential Funding's knowledge, if required, the Mortgage Loans are the subject of a Primary Insurance Policy; (iv) Residential Funding had good title to each Mortgage Loan and each Mortgage Loan is subject to no offsets, defenses or counterclaims except as may be provided under the Relief Act and except with respect to any buydown agreement for a Buy-Down Mortgage Loan; (v) to the best of Residential Funding's knowledge, each Mortgaged Property is free of damage and is in good repair; (vi) each Mortgage Loan complied in all material respects with all applicable local, state and federal laws at the time of origination; (vii) except as otherwise indicated in the related Prospectus Supplement, no Mortgage Loan is one month or more delinquent in payment of principal and interest as of the related Cut-off Date and was not so delinquent more than once during the twelve-month period prior to the Cut-off Date; and (viii) there is no delinquent tax or, to the best of Residential Funding's knowledge, assessment lien against any Mortgaged Property. In the event of a breach of a representation or warranty made by Residential
Funding that materially adversely affects the interests of the Certificateholders in a Mortgage Loan, Residential Funding will be obligated to repurchase or substitute for such Mortgage Loan as described below. In addition, Residential Funding will be obligated to repurchase or substitute for as described below any Mortgage Loan as to which it is discovered that the related Mortgage is not a valid first lien on the related Mortgaged Property subject only to (a) liens of real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and certain other permissible title exceptions and (c) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the Mortgaged Property. In addition, with respect to any Mortgage Loan as to which the Company delivers to the Trustee or the custodian an affidavit certifying that the original Mortgage Note has been lost or destroyed, if such Mortgage Loan subsequently is in default and the enforcement thereof or of the related Mortgage is materially adversely affected by the absence of the original Mortgage Note, Residential Funding will be obligated to repurchase or substitute for such Mortgage Loan in the manner described below. However, Residential Funding will not be required to repurchase or substitute for any Mortgage Loan if the circumstances giving rise to such requirement also constitute fraud in the origination of the related Mortgage Loan. Furthermore, because the listing of the related Mortgage Loans generally contains information with respect to the Mortgage Loans as of the Cut-off Date, prepayments and, in certain limited circumstances, modifications to the interest rate and principal and interest payments may have been made with respect to one or more of the related Mortgage Loans between the Cut-off Date and the Closing Date. Neither Residential Funding nor any Seller will be required to purchase or substitute for any Mortgage Loan as a result of such prepayment or modification.

         The Company will assign to the Trustee for the benefit of the holders of the related series of Certificates all of its right, title and interest in each agreement by which it purchased a Mortgage Loan from Residential Funding insofar as such agreement relates to the representations and warranties made by a Seller or Residential Funding, as the case may be, in respect of such Mortgage Loan and any remedies provided for with respect to any breach of such representations and warranties. If a Seller or Residential Funding, as the case may be, cannot cure a breach of any representation or warranty made by it in respect of a Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan within 90 days after notice from the Master Servicer, such Seller or Residential Funding, as the case may be, will be obligated to purchase such Mortgage Loan at a price (the "Purchase Price") set forth in the related Pooling and Servicing Agreement which Purchase Price will generally be equal to the principal balance thereof as of the date of purchase plus accrued and unpaid interest to the first day of the month following the month of repurchase at the Mortgage Rate (less the amount, expressed as a percentage per annum, payable in respect of master servicing compensation or subservicing compensation, as applicable, and, if applicable, the Excluded Spread).

         Unless otherwise specified in the related Prospectus Supplement, as to any such Mortgage Loan required to be purchased by Residential Funding as provided above, rather than repurchase the Mortgage Loan, Residential Funding may, at its sole option, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and cause the Company to substitute in its place another Mortgage Loan of like kind (a "Qualified Substitute Mortgage Loan");

however, such substitution must be effected within 120 days of the date of the initial issuance of the Certificates with respect to a Trust Fund for which no REMIC election is to be made. With respect to a Trust Fund for which a REMIC election is to be made, except as otherwise provided in the Prospectus Supplement relating to a series of Certificates, such substitution of a defective Mortgage Loan must be effected within two years of the date of the initial issuance of the Certificates, and may not be made if such substitution would cause the Trust Fund to not qualify as a REMIC or result in a prohibited transaction tax under the Code.

         Except as otherwise provided in the related Prospectus Supplement, any Qualified Substitute Mortgage Loan generally will, on the date of substitution,
(i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution, not in excess of the outstanding principal balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited in a custodial account (the "Custodial Account") in the month of substitution for distribution to the Certificateholders), (ii) have a Mortgage Rate and a Net Mortgage Rate not less than (and not more than one percentage point greater than) the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution, (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution, (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, and (v) comply with all of the representations and warranties set forth in the related Pooling and Servicing Agreement as of the date of substitution. The related Pooling and Servicing Agreement may include additional requirements relating to ARM Loans or other specific types of Mortgage Loans, or additional provisions relating to meeting the foregoing requirements on an aggregate basis where a number of substitutions occur contemporaneously. Unless otherwise specified in the related Prospectus Supplement, a Seller (including a Seller in a Designated Seller Transaction) will have no option to substitute for a Mortgage Loan that it is obligated to repurchase in connection with a breach of a representation and warranty.

         The Master Servicer will be required under the applicable Pooling and Servicing Agreement to use its best reasonable efforts to enforce this purchase or substitution obligation for the benefit of the Trustee and the Certificateholders, using practices it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities; provided, however, that this purchase or substitution obligation will not become an obligation of the Master Servicer in the event the Seller or Residential Funding, as the case may be, fails to honor such obligation. The Master Servicer will be entitled to reimbursement for any costs and expenses incurred in pursuing such a purchase or substitution obligation, including but not limited to any costs or expenses associated with litigation. In instances where a Seller is unable, or disputes its obligation, to purchase affected Mortgage Loans, the Master Servicer, employing the standards set forth in the preceding sentence, may negotiate and enter into one or more settlement agreements with such Seller that could provide for, among other things, the purchase of only a portion of the affected Mortgage Loans or coverage of certain loss amounts. Any such settlement could lead to losses on the Mortgage Loans which would be borne by the related credit enhancement, and to the extent not available, on the related Certificates. Furthermore, the Master Servicer may pursue foreclosure (or similar remedies) concurrently with pursuing any remedy for a breach of a representation and warranty. However, the Master Servicer is not required to continue to pursue both such remedies if it determines that one such remedy is more likely to result in a greater recovery. In accordance with the above described practices, the Master Servicer will not be required to enforce any purchase obligation of a Seller arising from any misrepresentation by the Seller, if the Master Servicer determines in the reasonable exercise of its business judgment that the matters related to such misrepresentation did not directly cause or are not likely to directly cause a loss on the related
Mortgage Loan. If the Seller fails to repurchase and no breach of either the Company's or Residential Funding's representations has occurred, the Seller's purchase obligation will not become an obligation of the Company or Residential Funding. In the case of a Designated Seller Transaction where the Seller fails to repurchase a Mortgage Loan and neither the Company, Residential Funding nor any other entity has assumed the representations and warranties, such repurchase obligation of the Seller will not become an obligation of the Company or Residential Funding. Unless otherwise specified in the related Prospectus Supplement, the foregoing obligations will constitute the sole remedies available to Certificateholders or the Trustee for a breach of any representation by a Seller or by Residential Funding in its capacity as a seller of Mortgage Loans to the Company, or for any other event giving rise to such obligations as described above.

         Neither the Company nor the Master Servicer will be obligated to purchase a Mortgage Loan if a Seller defaults on its obligation to do so, and no assurance can be given that the Sellers will carry out such obligations with respect to Mortgage Loans. Such a default by a Seller is not a default by the Company or by the Master Servicer. However, to the extent that a breach of the representations and warranties of a Seller also constitutes a breach of a representation made by Residential Funding, as set forth above, or by the Company or the Master Servicer, as described below under "Description of the Certificates--Assignment of Mortgage Loans," Residential Funding, the Company or the Master Servicer may have a purchase or substitution obligation. Any Mortgage Loan not so purchased or substituted for shall remain in the related Trust Fund and any losses related thereto shall be allocated to the related credit enhancement, and to the extent not available, to the related Certificates.

         Notwithstanding the foregoing, with respect to any Seller that requests Residential Funding's consent to the transfer of subservicing rights relating to any Mortgage Loans to a successor servicer, Residential Funding may release such Seller from liability under its representations and warranties described above, upon the assumption of such successor servicer of the Seller's liability for such representations and warranties as of the date they were made. In that event, Residential Funding's rights under the instrument by which such successor servicer assumes the Seller's liability will be assigned to the Trustee, and such successor servicer shall be deemed to be the "Seller" for purposes of the foregoing provisions.

Subservicing

         The Seller of a Mortgage Loan will generally act as the Subservicer for such Mortgage Loan pursuant to an agreement between Residential Funding and the Subservicer (a "Subservicing Agreement") unless servicing is released to the Master Servicer or has been transferred to a servicer approved by Residential Funding. The Master Servicer may, but is not obligated to, assign such subservicing to designated subservicers which will be qualified Sellers and which may include GMAC Mortgage Corporation or its affiliates. A representative form of Subservicing Agreement is included as an exhibit to the forms of Pooling and Servicing Agreements filed as exhibits to the Registration Statement of which this Prospectus is a part. The Subservicing Agreement executed in connection with a Designated Seller Transaction or with respect to certain Mortgage Loans sold in negotiated transactions will generally vary from the form filed herewith to accommodate the different features of the Mortgage Loans included in such a Designated Seller Transaction and to vary the parameters constituting an event of default. The following description does not purport to be complete and is qualified in its entirety by reference to the form of Subservicing Agreement and by the discretion of the Master Servicer to modify the Subservicing Agreement and to enter into different Subservicing Agreements. While such Subservicing Agreement will be a contract solely between the Master Servicer and the Subservicer, the Pooling and Servicing Agreement pursuant to which a series of Certificates is issued will provide that, if for any reason the Master Servicer for such series of Certificates is no longer the master servicer of the related Mortgage Loans, the Trustee or any successor Master Servicer must recognize the Subservicer's rights and obligations under such Subservicing Agreement.

         With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. Each Subservicer will be required to perform the customary functions of a servicer, including collection of payments from Mortgagors and remittance of such collections to the Master Servicer; maintenance of hazard insurance and filing and settlement of claims thereunder, subject in certain cases to the right of the Master Servicer to approve in advance any such settlement; maintenance of escrow or impoundment accounts of Mortgagors for payment of taxes, insurance and other items required to be paid by the Mortgagor pursuant to the Mortgage Loan; processing of assumptions or substitutions (although, unless otherwise specified in the related Prospectus Supplement, the Master Servicer is generally required to exercise due-on-sale clauses to the extent such exercise is permitted by law and would not adversely affect insurance coverage); attempting to cure delinquencies; and maintaining accounting records relating to the Mortgage Loans. A Subservicer may also be required to supervise foreclosures and under certain circumstances inspect and manage Mortgaged Properties. A Subservicer will also be obligated to make advances to the Master Servicer in respect of delinquent installments of principal and interest (net of any subservicing or other compensation) on Mortgage Loans, as described more fully under "Description of the Certificates--Advances," and in respect of certain taxes and insurance premiums not paid on a timely basis by Mortgagors. In addition, a Subservicer is obligated to pay to the Master Servicer interest on the amount of any partial prepayment of principal received and applied to reduce the outstanding principal balance of a Mortgage Loan from the date of application of such payment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence will be for the benefit of the Master Servicer as additional servicing compensation. No assurance can be given that the Subservicers will carry out their advance or payment obligations with respect to the Mortgage Loans. Unless otherwise specified in the related Prospectus Supplement, a Subservicer may transfer its servicing obligations to another entity that has been approved for participation in Residential Funding's loan purchase programs, but only with the approval of the Master Servicer.

         As compensation for its servicing duties, the Subservicer will be entitled to a monthly servicing fee (to the extent the related Mortgage Loan payment has been collected) in a minimum amount set forth in the related Prospectus Supplement. The Subservicer or Master Servicer may also be entitled to collect and retain, as part of its servicing compensation, any late charges or prepayment penalties, as provided in the Mortgage Note or related instruments. The Subservicer will be reimbursed by the Master Servicer for certain expenditures which it makes, generally to the same extent that the Master Servicer would be reimbursed under the applicable Pooling and Servicing Agreement. In some instances, the Subservicer will receive additional compensation in the form of all or a portion of the interest due and payable on the applicable Mortgage Loan which is over and above the interest rate that the Company or Residential Funding, as the case may be, required at the time it committed to purchase the Mortgage Loan. See "The Pooling and Servicing Agreement-- Servicing and Other Compensation and Payment of Expenses."

         Each Subservicer will be required to agree to indemnify the Master Servicer for any liability or obligation sustained by the Master Servicer in connection with any act or failure to act by the Subservicer in its servicing capacity. Each Subservicer is required to maintain a fidelity bond and an errors and omissions policy with respect to its officers, employees and other persons acting on its behalf or on behalf of the Master Servicer.

         Each Subservicer will be required to service each Mortgage Loan pursuant to the terms of the Subservicing Agreement for the entire term of such Mortgage Loan, unless the Subservicing Agreement is earlier terminated by the Master Servicer or unless servicing is released to the Master Servicer. Subject to applicable law, the Master Servicer may generally terminate a Subservicing Agreement immediately upon the giving of notice upon certain stated events, including the violation of such Subservicing Agreement by the Subservicer, or upon sixty days' notice to the Subservicer without cause upon payment of an amount generally equal to 2% of the aggregate outstanding principal balance of all mortgage loans, including the Mortgage Loans, serviced by such Subservicer pursuant to a Subservicing Agreement.

         The Master Servicer may agree with a Subservicer to amend a Subservicing Agreement. Upon termination of a Subservicing Agreement, the Master Servicer may act as servicer of the related Mortgage Loans or enter into one or more new Subservicing Agreements. If the Master Servicer acts as servicer, it will not assume liability for the representations and warranties of the
Subservicer which it replaces. If the Master Servicer enters into a new Subservicing Agreement, each new Subservicer must either be a Seller, meet the standards for becoming a Seller or have such servicing experience that is otherwise satisfactory to the Master Servicer. The Master Servicer may make reasonable efforts to have the new Subservicer assume liability for the representations and warranties of the terminated Subservicer, but no assurance can be given that such an assumption will occur and, in any event, if the new Subservicer is an affiliate of Residential Funding the liability for such representations and warranties will not be assumed by such new Subservicer. In the event of such an assumption, the Master Servicer may in the exercise of its business judgment release the terminated Subservicer from liability in respect of such representations and warranties. Any amendments to a Subservicing Agreement or to a new Subservicing Agreement may contain provisions different from those described above which are in effect in the original Subservicing Agreements. However, the Pooling and Servicing Agreement for each Trust Fund will provide that any such amendment or new agreement may not be inconsistent with or violate such Pooling and Servicing Agreement in a manner which would materially and adversely affect the interests of the Certificateholders.

                         DESCRIPTION OF THE CERTIFICATES

General

         The Certificates will be issued in series. Each series of Certificates (or, in certain instances, two or more series of Certificates) will be issued pursuant to a Pooling and Servicing Agreement, similar to one of the forms filed as an exhibit to the Registration Statement of which this Prospectus is a part. Each Pooling and Servicing Agreement will be filed with the Commission as an exhibit to a Form 8-K. The following summaries (together with additional summaries under "The Pooling and Servicing Agreement" below) describe certain provisions relating to the Certificates common to each Pooling and Servicing Agreement. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Pooling and Servicing Agreement for each Trust Fund and the related Prospectus Supplement.

         Unless otherwise specified in the Prospectus Supplement with respect to a series, Certificates of each series covered by a particular Pooling and Servicing Agreement will evidence specified beneficial ownership interests in a separate Trust Fund created pursuant to such Pooling and Servicing Agreement. A Trust Fund will consist of, to the extent provided in the Pooling and Servicing
Agreement: (i) such Mortgage Loans (and the related mortgage documents) or interests therein (including any Mortgage Securities) underlying a particular series of Certificates as from time to time are subject to the Pooling and Servicing Agreement, exclusive of, if specified in the related Prospectus Supplement, any Excluded Spread or other interest retained by the Company or any of its affiliates with respect to each such Mortgage Loan; (ii) such assets including, without limitation, all payments and collections in respect of the Mortgage Loans or Mortgage Securities due after the related Cut-off Date, as from time to time are identified as deposited in respect thereof in the
Custodial Account and in the related Certificate Account; (iii) property acquired by foreclosure of such Mortgage Loans or deed in lieu of foreclosure and certain proceeds from the disposition of any related Additional Collateral;
(iv) hazard  insurance  policies  and Primary  Insurance  Policies,  if any, and certain proceeds thereof; and (v) any combination, as and to the extent specified in the related Prospectus Supplement, of a Letter of Credit, Purchase Obligation, Mortgage Pool Insurance Policy, Special Hazard Insurance Policy, Bankruptcy Bond, Certificate Insurance Policy, Surety Bond or other type of credit enhancement as described under "Description of Credit Enhancement." To the extent that any Trust Fund includes certificates of interest or participations in Mortgage Loans, the related Prospectus Supplement will describe the material terms and conditions of such certificates or participations.

         Each series of Certificates may consist of any one or a combination of the following: (i) a single class of Certificates; (ii) two or more classes of Certificates, one or more classes of which may be Senior Certificates that are senior in right of payment to any class or classes of Mezzanine Certificates and to any other class or classes of Subordinate Certificates, and as to which certain classes of Senior (or Subordinate) Certificates may be senior to other classes of Senior (or Subordinate) Certificates, as described in the respective Prospectus Supplement (any such series, a "Senior/Subordinate Series"); (iii) one or more classes of Strip Certificates which will be entitled to (a)
principal distributions, with disproportionate, nominal or no interest distributions or (b) interest distributions, with disproportionate, nominal or no principal distributions; (iv) two or more classes of Certificates which differ as to the timing, sequential order, rate, pass-through rate or amount of distributions of principal or interest or both, or as to which distributions of principal or interest or both on any class may be made upon the occurrence of specified events, in accordance with a schedule or formula (including "planned amortization classes" and "targeted amortization classes" and "very accurately defined maturity classes"), or on the basis of collections from designated portions of the Mortgage Pool, which series may include one or more classes of Accrual Certificates with respect to which certain accrued interest will not be distributed but rather will be added to the principal balance thereof on each Distribution Date for the period described in the related Prospectus Supplement; or (v) other types of classes of Certificates, as described in the related Prospectus Supplement. Credit support for each series of Certificates will be provided by a Mortgage Pool Insurance Policy, Special Hazard Insurance Policy, Bankruptcy Bond, Letter of Credit, Purchase Obligation, Reserve Fund, Certificate Insurance Policy, Surety Bond or other credit enhancement as described under "Description of Credit Enhancement," or by the subordination of one or more classes of Certificates as described under "Subordination" or by any combination of the foregoing.

Form of Certificates

         As specified in the related Prospectus Supplement, the Certificates of each series will be issued either as physical certificates or in book-entry form. If issued as physical certificates, the Certificates will be in fully registered form only in the denominations specified in the related Prospectus Supplement, and will be transferable and exchangeable at the corporate trust office of the person appointed under the related Pooling and Servicing Agreement to register the Certificates (the "Certificate Registrar"). No service charge will be made for any registration of exchange or transfer of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge. The term "Certificateholder" or "Holder" as used herein refers to the entity whose name appears on the records of the Certificate Registrar (or, if applicable, a transfer agent) as the registered holder thereof, except as otherwise indicated in the related Prospectus Supplement.

         If issued in book-entry form, certain classes of a series of Certificates will be initially issued through the book-entry facilities of The Depository Trust Company ("DTC"), or Cedel Bank, SA ("CEDEL") or the Euroclear System ("Euroclear") (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems, or through such other depository or facility as may be specified in the related Prospectus Supplement. As to any such class of Certificates so issued ("Book-Entry Certificates"), the record holder of such Certificates will be DTC's nominee. CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and
Euroclear's names on the books of their respective depositaries (the "Depositaries"), which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. DTC is a limited-purpose trust company organized under the laws of the State of New York, which holds securities for its participating organizations ("DTC Participants," and together with the CEDEL and Euroclear participating organizations, "Participants") and facilitates the clearance and settlement of securities transactions between Participants through electronic book-entry changes in the accounts of Participants. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Other institutions that are not Participants but clear through or maintain a custodial relationship with Participants (such institutions, "Indirect Participants") have indirect access to DTC's clearance system.


         Unless otherwise specified in the related Prospectus Supplement, no person acquiring an interest in any Book- Entry Certificate (each such person, a "Beneficial Owner") will be entitled to receive a Certificate representing such interest in registered, certificated form, unless either (i) DTC ceases to act as depository in respect thereof and a successor depository is not obtained, or
(ii) the Company elects in its sole discretion to discontinue the registration of such Certificates through DTC. Prior to any such event, Beneficial Owners will not be recognized by the Trustee or the Master Servicer as holders of the related Certificates for purposes of the Pooling and Servicing Agreement, and Beneficial Owners will be able to exercise their rights as owners of such Certificates only indirectly through DTC, Participants and Indirect Participants. Any Beneficial Owner that desires to purchase, sell or otherwise transfer any interest in Book-Entry Certificates may do so only through DTC, either directly if such Beneficial Owner is a Participant or indirectly through Participants and, if applicable, Indirect Participants. Pursuant to the procedures of DTC, transfers of the beneficial ownership of any Book-Entry Certificates will be required to be made in minimum denominations specified in the related Prospectus Supplement. The ability of a Beneficial Owner to pledge Book-Entry Certificates to persons or entities that are not Participants in the DTC system, or to otherwise act with respect to such Certificates, may be limited because of the lack of physical certificates evidencing such Certificates and because DTC may act only on behalf of Participants.

         Because of time zone differences, the securities account of a CEDEL or Euroclear participant as a result of a transaction with a DTC Participant (other than a depositary holding on behalf of CEDEL or Euroclear) will be credited during a subsequent securities settlement processing day (which must be a business day for CEDEL or Euroclear, as the case may be) immediately following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear Participant or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant or Euroclear Participant to a DTC Participant (other than the depositary for CEDEL or Euroclear) will be received with value on the DTC settlement date, but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC.

         Transfers between Participants will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant Depositaries; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

         CEDEL, as a professional depository, holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute.

         Euroclear was created to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian co-operative corporation (the "Clearance Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Clearance Cooperative. The Clearance Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission. Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts.

         Distributions in respect of the Book-Entry Certificates will be forwarded by the Trustee to DTC, and DTC will be responsible for forwarding such payments to Participants, each of which will be responsible for disbursing such payments to the Beneficial Owners it represents or, if applicable, to Indirect Participants. Accordingly, Beneficial Owners may experience delays in the receipt of payments in respect of their Certificates. Under DTC's procedures, DTC will take actions permitted to be taken by holders of any class of Book-Entry Certificates under the Pooling and Servicing Agreement only at the direction of one or more Participants to whose account the Book-Entry Certificates are credited and whose aggregate holdings represent no less than any minimum amount of Percentage Interests or voting rights required therefor. DTC may take conflicting actions with respect to any action of Certificateholders of any Class to the extent that Participants authorize such actions. None of the Master Servicer, the Company, the Trustee or any of their respective affiliates will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Book-Entry Certificates, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.


Assignment of Trust Fund Assets

         At the time of issuance of a series of Certificates, the Company will cause the Mortgage Loans or Mortgage Securities and any other assets being included in the related Trust Fund to be assigned to the Trustee or its nominee (which may be the Custodian) together with, if specified in the related Prospectus Supplement, all principal and interest received on or with respect to such Mortgage Loans or Mortgage Securities after the Cut-off Date (other than principal and interest due on or before the Cut-off Date and any Excluded Spread). The Trustee will, concurrently with such assignment, deliver a series of Certificates to the Company in exchange for the Mortgage Loans or Mortgage Securities. Each Mortgage Loan will be identified in a schedule appearing as an exhibit to the related Pooling and Servicing Agreement. Such schedule will include, among other things, information as to the principal balance of each Mortgage Loan as of the Cut-off Date, as well as information respecting the Mortgage Rate, the currently scheduled monthly payment of principal and interest, the maturity of the Mortgage Note and the Loan-to-Value Ratio at origination or modification (without regard to any secondary financing).

         In addition, the Company will, as to each Mortgage Loan other than Mortgage Loans underlying any Mortgage Securities, deliver to the Trustee (or to the Custodian) (as described below) certain legal documents relating to such Mortgage Loan that are in possession of the Company, including: (i) the Mortgage Note (and any modification or amendment thereto) endorsed without recourse either in blank or to the order of the Trustee (or its nominee); (ii) the Mortgage (except for any Mortgage not returned from the public recording office) with evidence of recording indicated thereon or, in the case of a Cooperative Loan, on the related financing statement; (iii) an assignment in recordable form of the Mortgage (or, with respect to a Cooperative Loan, an assignment of the related proprietary lease or occupancy agreement); and (iv) if applicable, any riders or modifications to such Mortgage Note and Mortgage, together with certain other documents at such times as set forth in the related Pooling and Servicing Agreement. Such assignments may be blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law. Notwithstanding the foregoing, a Trust Fund may include Mortgage Loans where the original Mortgage Note is not delivered to the Trustee if the Company delivers to the Trustee or the Custodian a copy or a duplicate original of the Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to such Mortgage Loans, the Trustee (or its nominee) may not be able to enforce the Mortgage Note against the related borrower. Residential Funding will agree to repurchase or substitute for such a Mortgage Loan in certain circumstances (see "Mortgage Loan Program--Representations by Sellers").

         In the event that, with respect to any Mortgage Loan, the Company cannot deliver the Mortgage or any assignment with evidence of recording thereon concurrently with the execution and delivery of the related Pooling and Servicing Agreement because of a delay caused by the public recording office, the Company will deliver or cause to be delivered to the Trustee or the Custodian a true and correct photocopy of such Mortgage or assignment. The Company will deliver or cause to be delivered to the Trustee or the Custodian such Mortgage or assignment with evidence of recording indicated thereon after receipt thereof from the public recording office or from the related Subservicer. Assignments of the Mortgage Loans to the Trustee (or its nominee) will be recorded in the appropriate public recording office, except in states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's or nominee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan, or except as otherwise specified in the related Prospectus Supplement.

         With respect to any Puerto Rico Mortgage Loans, the Mortgages with respect to such Mortgage Loans either (i) secure a specific obligation for the benefit of a specified person (a "Direct Puerto Rico Mortgage") or (ii) secure an instrument transferable by endorsement (an "Endorsable Puerto Rico Mortgage"). Endorsable Puerto Rico Mortgages do not require an assignment to transfer the related lien. Rather, transfer of such mortgages follows an effective endorsement of the related Mortgage Note and, therefore, delivery of the assignment referred to in clause (iii) of the second preceding paragraph would be inapplicable. Direct Puerto Rico Mortgages, however, require an assignment to be recorded with respect to any transfer of the related lien and such assignment would be delivered to the Trustee (or the Custodian).


Review of Mortgage Loans

         The Trustee or the Custodian will hold such documents in trust for the benefit of the Certificateholders, and generally within 45 days after receipt thereof, will review such documents. Unless otherwise provided in the related Prospectus Supplement, if any such document is found to be defective in any material respect, the Trustee or the

Custodian shall promptly notify the Master Servicer and the Company, the former of which shall notify the related Subservicer or Seller, as the case may be. If such Subservicer or Seller does not cure the omission or defect within 60 days after notice is given to the Master Servicer, such Subservicer or Seller, as the case may be, will be obligated to purchase within 90 days of such notice the related Mortgage Loan from the Trustee at its Purchase Price (or, except in the case of a Designated Seller Transaction, substitute for such Mortgage Loan under the conditions specified in the related Prospectus Supplement). The Master Servicer will be obligated to enforce this obligation of the Subservicer or Seller, as the case may be, to the extent described above under "Mortgage Loan Program--Representations by Sellers" but subject to the provisions described below under "--Realization Upon Defaulted Mortgage Loans." There can be no assurance that the applicable Subservicer or Seller will fulfill its obligation to purchase any Mortgage Loan as described above. Unless otherwise specified in the related Prospectus Supplement, neither the Master Servicer nor the Company will be obligated to purchase or substitute for such Mortgage Loan if the Subservicer or Seller, as the case may be, defaults on its obligation to do so. Unless otherwise specified in the related Prospectus Supplement, this purchase obligation constitutes the sole remedy available to the Certificateholders or the Trustee for omission of, or a material defect in, a constituent document. Any Mortgage Loan not so purchased or substituted for shall remain in the related Trust Fund.

         The Trustee will be authorized at any time to appoint one or more custodians (each, a "Custodian") pursuant to a custodial agreement to maintain possession of and review documents relating to the Mortgage Loans as the agent of the Trustee. The identity of such Custodian, if any, will be set forth in the related Prospectus Supplement.

         With respect to the Mortgage Loans in a Mortgage Pool, except in the case of a Designated Seller Transaction or as to Mortgage Loans underlying any Mortgage Securities or unless otherwise specified in the related Prospectus Supplement, the Company will make certain limited representations and warranties as to the types and geographical concentrations of such Mortgage Loans and as to the accuracy, in all material respects, of certain identifying information in respect of each such Mortgage Loan (e.g., original Loan-to-Value Ratio, principal balance as of the Cut-off Date, Mortgage Rate and maturity). Upon a breach of any such representation which materially adversely affects the interests of the Certificateholders in a Mortgage Loan, the Company will be obligated to cure the breach in all material respects, to purchase the Mortgage Loan at its Purchase Price or, unless otherwise specified in the related Prospectus Supplement, to substitute for such Mortgage Loan a Qualified Substitute Mortgage Loan in accordance with the provisions for such substitution by Residential Funding as described above under "Mortgage Loan Program--Representations by Sellers." However, the Company will not be required to repurchase or substitute for any Mortgage Loan in connection with a breach of a representation and warranty if the substance of any such breach also constitutes fraud in the origination of the related Mortgage Loan. Unless otherwise specified in the related Prospectus Supplement, this purchase or substitution obligation constitutes the sole remedy available to Certificateholders or the Trustee for such a breach of representation by the Company. Any Mortgage Loan not so purchased or substituted for shall remain in the related Trust Fund.

         The Master Servicer will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the Pooling and Servicing Agreement. Upon a breach of any such representation of the Master Servicer which materially adversely affects the interests of the Certificateholders in a Mortgage Loan, the Master Servicer will be obligated either to cure the breach in all material respects or to purchase the Mortgage Loan at its Purchase Price (less unreimbursed advances made by the Master Servicer with respect to such Mortgage Loan) or, unless otherwise specified in the related Prospectus Supplement, to substitute for such Mortgage Loan a Qualified Substitute Mortgage Loan in accordance with the provisions for such substitution described above under "Mortgage Loan Program--Representations by Sellers." Unless otherwise specified in the related Prospectus Supplement, this purchase or substitution obligation will constitute the sole remedy available to Certificateholders or the Trustee for such a breach of representation by the Master Servicer. Any Mortgage Loan not so purchased or substituted for shall remain in the related Trust Fund.

         Pursuant to each Pooling and Servicing Agreement, the Master Servicer, either directly or through Subservicers, will service and administer the Mortgage Loans assigned to the Trustee as more fully set forth below.


Spread

         The Company, the Master Servicer or any of their affiliates, or such other entity as may be specified in the related Prospectus Supplement may retain or be paid a portion of interest due with respect to the related Mortgage Loans or Mortgage Securities. The payment of any such portion of interest will be disclosed in the related Prospectus Supplement. This payment may be in addition to any other payment (such as the servicing fee) that any such entity is otherwise entitled to receive with respect to the Mortgage Loans or Mortgage Securities. Any such payment in respect of the Mortgage Loans or Mortgage Securities will represent a specified portion of the interest payable thereon and as specified in the related Prospectus Supplement, will either be part of the assets transferred to the related Trust Fund (the "Excess Spread") or will be excluded from the assets transferred to the related Trust Fund (the "Excluded Spread"). The interest portion of a Realized Loss or Extraordinary Loss and any partial recovery of interest in respect of the Mortgage Loans or Mortgage Securities will be allocated between the owners of any Excess Spread or Excluded Spread and the Certificateholders entitled to payments of interest as provided in the applicable Pooling and Servicing Agreement.

Payments on Mortgage Loans; Deposits to Certificate Account

         Each Subservicer servicing a Mortgage Loan pursuant to a Subservicing Agreement will establish and maintain an account (the "Subservicing Account") which generally meets the requirements set forth in the Guide from time to time, and is otherwise acceptable to the Master Servicer. A Subservicing Account must be established with a Federal Home Loan Bank or with a depository institution (including the Subservicer itself) whose accounts are insured by the National Credit Union Share Insurance Fund or the FDIC, and any such depository institution must meet certain minimum rating criteria set forth in the Guide. Except as otherwise permitted by the applicable Rating Agencies, a Subservicing Account generally must be segregated and may not be established as a general ledger account, and only principal and interest payments and escrow payments from mortgage loans serviced for Residential Funding may be held therein.

         A Subservicer is required to deposit into its Subservicing Account on a daily basis all amounts described above under "Mortgage Loan Program--Subservicing by Sellers" that are received by it in respect of the Mortgage Loans, less its servicing or other compensation. On or before the date specified in the Subservicing Agreement (which date may be no later than the business day prior to the Determination Date referred to below and is currently the 18th day of each month or, if such day is not a business day, the preceding business day), the Subservicer must remit or cause to be remitted to the Master Servicer all funds held in the Subservicing Account with respect to Mortgage Loans that are required to be so remitted, with the exception of prepayments in full, certain partial prepayments and liquidation proceeds which must be remitted to the Master Servicer within five business days of receipt. The Subservicer is also required to advance on the scheduled date of remittance any monthly installment of principal and interest, less its servicing or other compensation, on any Mortgage Loan for which payment was not received from the Mortgagor. Unless otherwise specified in the related Prospectus Supplement, this obligation of the Subservicer to advance continues through the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure. The Certificateholders are not entitled to any such advances made by a Subservicer. Each Subservicer may also be required to pay to the Master Servicer, for the Master Servicer's account, interest (net of its servicing or other compensation) on any partial prepayment of principal received during a month and applied by such Subservicer prior to the first day of the following month, from the date of application of such payment to the first day of the following month.

         The Master Servicer will deposit or will cause to be deposited into the Custodial Account certain payments and collections received by it subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date), as specifically set forth in the related Pooling and Servicing Agreement, which (except as otherwise provided therein) generally will include the following:

                  (i) all payments on account of principal of the Mortgage Loans comprising a Trust Fund;

                  (ii) all payments on account of interest on the Mortgage Loans comprising such Trust Fund, net of the portion of each payment thereof retained by the Subservicer, if any, as its servicing or other compensation;

                  (iii) all amounts (net of  unreimbursed  liquidation  expenses and insured expenses incurred, and unreimbursed Servicing Advances made, by the related Subservicer) received and retained in connection with the liquidation of any defaulted Mortgage Loan, by foreclosure or otherwise ("Liquidation Proceeds"), including all proceeds of any Special Hazard Insurance Policy, Bankruptcy Bond, Mortgage Pool Insurance Policy, Primary Insurance Policy and any title, hazard or other insurance policy or guaranty covering any Mortgage Loan in such Mortgage Pool (together with any payments under any Letter of Credit, "Insurance Proceeds") or proceeds from any alternative arrangements established in lieu of any such insurance and described in the applicable Prospectus Supplement, other than proceeds to be applied to the restoration of the related property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures;

                  (iv) any Buy-Down Funds (and, if applicable, investment earnings thereon) required to be paid to Certificateholders, as described below;

                  (v) all proceeds of any Mortgage Loan in such Trust Fund purchased (or, in the case of a substitution, certain amounts representing a principal adjustment) by the Master Servicer, the Company, Residential Funding, any Subservicer or Seller or any other person pursuant to the terms of the Pooling and Servicing Agreement. See "Mortgage Loan Program--Representations by Sellers," "--Assignment of Mortgage Loans" above and "Purchase Obligations;"

                  (vi) any amount required to be deposited by the Master Servicer in connection with losses realized on investments of funds held in the Custodial Account, as described below; and

                  (vii)  any  amounts   required  to  be  transferred  from  the
Certificate Account to the Custodial Account.

         In addition to the Custodial Account, the Master Servicer will establish and maintain, in the name of the Trustee for the benefit of the holders of each series of Certificates, an account for the disbursement of payments on the Mortgage Loans evidenced by each series of Certificates (the "Certificate Account"). Both the Custodial Account and the Certificate Account must be either (i) maintained with a depository institution whose debt obligations at the time of any deposit therein are rated by any Rating Agency that rated any Certificates of the related series not less than a specified level comparable to the rating category of such Certificates, (ii) an account or accounts the deposits in which are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall be otherwise maintained such that, as evidenced by an opinion of counsel, the Certificateholders have a claim with respect to the funds in such accounts or a perfected first priority security interest in any collateral securing such funds that is superior to the claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iii) in the case of the Custodial Account, a trust account or accounts maintained in either the corporate trust department or the corporate asset services department of a financial institution which has debt obligations that meet certain rating criteria, (iv) in the case of the Certificate Account, a trust account or accounts maintained with the Trustee, or
(v) such other account or accounts acceptable to any applicable Rating Agency (an "Eligible Account"). The collateral that is eligible to secure amounts in an Eligible Account is limited to certain permitted investments, which are generally limited to United States government securities and other investments that are rated, at the time of acquisition, in one of the categories permitted by the related Pooling and Servicing Agreement ("Permitted Investments"). A Certificate Account may be maintained as an interest-bearing or a non-interest-bearing account, or funds therein may be invested in Permitted Investments as described below. The Custodial Account may contain funds relating to more than one series of Mortgage Pass-Through Certificates as well as payments received on other mortgage loans and assets serviced or master serviced by the Master Servicer that have been deposited into the Custodial Account.

         Unless otherwise set forth in the related Prospectus Supplement, not later than the business day preceding each Distribution Date, the Master Servicer will withdraw from the Custodial Account and deposit into the applicable Certificate Account, in immediately available funds, the amount to be distributed therefrom to Certificateholders on such Distribution Date. The Master Servicer or the Trustee will also deposit or cause to be deposited into the Certificate Account: (i) the amount of any advances made by the Master
Servicer as described herein under "--Advances," (ii) any payments under any Letter of Credit, and any amounts required to be transferred to the Certificate Account from a Reserve Fund, as described under "Description of Credit Enhancement" below, (iii) any amounts required to be paid by the Master Servicer out of its own funds due to the operation of a deductible clause in any blanket policy maintained by the Master Servicer to cover hazard losses on the Mortgage Loans as described under "Insurance Policies on Mortgage Loans" below, (iv) any distributions received on any Mortgage Securities included in the Trust Fund and
(v) any  other  amounts  as set  forth  in the  related  Pooling  and  Servicing
Agreement.

         The portion of any payment received by the Master Servicer in respect of a Mortgage Loan that is allocable to Excess Spread or Excluded Spread, as applicable, will generally be deposited into the Custodial Account, but any Excluded Spread will not be deposited in the Certificate Account for the related series of Certificates and will be distributed as provided in the related Pooling and Servicing Agreement.

         Funds on deposit in the Custodial Account may be invested in Permitted Investments maturing in general not later than the business day preceding the next Distribution Date and funds on deposit in the related Certificate Account may be invested in Permitted Investments maturing, in general, no later than the Distribution Date. Except as otherwise specified in the related Prospectus Supplement, all income and gain realized from any such investment will be for the account of the Master Servicer as additional servicing compensation. The amount of any loss incurred in connection with any such investment must be deposited in the Custodial Account or in the Certificate Account, as the case may be, by the Master Servicer out of its own funds upon realization of such loss.

         With respect to each Buy-Down Mortgage Loan, the Subservicer will deposit the related Buy-Down Funds provided to it in a Buy-Down Account which will comply with the requirements set forth herein with respect to a Subservicing Account. Unless otherwise specified in the related Prospectus Supplement, the terms of all Buy-Down Mortgage Loans provide for the contribution of Buy-Down Funds in an amount equal to or exceeding either (i) the total payments to be made from such funds pursuant to the related buydown plan or (ii) if such Buy-Down Funds are to be deposited on a discounted basis, that amount of Buy-Down Funds which, together with investment earnings thereon at a rate as set forth in the Guide from time to time will support the scheduled level of payments due under the Buy-Down Mortgage Loan. Neither the Master Servicer nor the Company will be obligated to add to any such discounted Buy-Down Funds any of its own funds should investment earnings prove insufficient to maintain the scheduled level of payments. To the extent that any such insufficiency is not recoverable from the Mortgagor or, in an appropriate case, from the Subservicer, distributions to Certificateholders may be affected. With respect to each Buy-Down Mortgage Loan, the Subservicer will withdraw from the Buy-Down Account and remit to the Master Servicer on or before the date specified in the Subservicing Agreement described above the amount, if any, of the Buy-Down Funds (and, if applicable, investment earnings thereon) for each Buy-Down Mortgage Loan that, when added to the amount due from the Mortgagor on such Buy-Down Mortgage Loan, equals the full monthly payment which would be due on the Buy-Down Mortgage Loan if it were not subject to the buydown plan. The Buy-Down Funds will in no event be a part of the related Trust Fund.

         If the Mortgagor on a Buy-Down Mortgage Loan prepays such Mortgage Loan in its entirety during the Buy- Down Period, the Subservicer will withdraw from the Buy-Down Account and remit to the Mortgagor or such other designated party in accordance with the related buydown plan any Buy-Down Funds remaining in the Buy-Down Account. If a prepayment by a Mortgagor during the Buy-Down Period together with Buy-Down Funds will result in full prepayment of a Buy-Down Mortgage Loan, the Subservicer will generally be required to withdraw from the Buy- Down Account and remit to the Master Servicer the Buy-Down Funds and investment earnings thereon, if any, which together with such prepayment will result in a prepayment in full; provided that Buy-Down Funds may not be available to cover a prepayment under certain Mortgage Loan programs. Any Buy-Down Funds so remitted to the Master Servicer in connection with a prepayment described in the preceding sentence will be deemed to reduce the amount that would be required to be paid by the Mortgagor to repay fully the related Mortgage Loan if the Mortgage Loan were not subject to the buydown plan. Any investment earnings remaining in the Buy-Down Account after prepayment or after termination of the Buy-Down Period will be remitted to the related Mortgagor or such other designated party pursuant to the agreement relating to each Buy-Down Mortgage Loan (the "Buy-Down Agreement"). If the Mortgagor defaults during the Buy-Down Period with respect to a Buy-Down Mortgage Loan and the property securing such Buy-Down

Mortgage Loan is sold in liquidation (either by the Master Servicer, the Primary Insurer, the insurer under the Mortgage Pool Insurance Policy (the "Pool Insurer") or any other insurer), the Subservicer will be required to withdraw from the Buy-Down Account the Buy-Down Funds and all investment earnings thereon, if any, and remit the same to the Master Servicer or, if instructed by the Master Servicer, pay the same to the Primary Insurer or the Pool Insurer, as the case may be, if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default.

Withdrawals from the Custodial Account

         The Master Servicer may, from time to time, make withdrawals from the Custodial Account for certain purposes, as specifically set forth in the related Pooling and Servicing Agreement, which (except as otherwise provided therein) generally will include the following:

                   (i) to make deposits to the Certificate Account in the amounts and in the manner provided in the Pooling and Servicing Agreement and described above under "Payments on Mortgage Loans; Deposits to Certificate Account";

                  (ii) to reimburse itself or any Subservicer for Advances, or for amounts advanced in respect of taxes, insurance premiums or similar expenses ("Servicing Advances") as to any Mortgaged Property, out of late payments or collections on the Mortgage Loan with respect to which such Advances or Servicing Advances were made;

                  (iii) to pay to itself or any Subservicer unpaid Servicing Fees and Subservicing Fees, out of payments or collections of interest on each Mortgage Loan;

                  (iv) to pay to itself as additional servicing compensation any investment income on funds deposited in the Custodial Account, any amounts remitted by Subservicers as interest in respect of partial prepayments on the Mortgage Loans, and, if so provided in the Pooling and Servicing Agreement, any profits realized upon disposition of a Mortgaged Property acquired by deed in lieu of foreclosure or repossession or otherwise allowed under the Pooling and Servicing Agreement;

                  (v) to pay to itself, a Subservicer, Residential Funding, the Company or the Seller all amounts received with respect to each Mortgage Loan purchased, repurchased or removed pursuant to the terms of the Pooling and Servicing Agreement and not required to be distributed as of the date on which the related Purchase Price is determined;

                  (vi) to pay the Company or its assignee, or any other party named in the related Prospectus Supplement, all amounts allocable to the Excluded Spread, if any, out of collections or payments which represent interest on each Mortgage Loan (including any Mortgage Loan as to which title to the underlying Mortgaged Property was acquired);

                  (vii) to reimburse itself or any Subservicer for any Advance previously made which the Master Servicer has determined to not be ultimately recoverable from Liquidation Proceeds, Insurance Proceeds or otherwise (a "Nonrecoverable Advance"), subject to any limitations set forth in the Pooling and Servicing Agreement as described in the related Prospectus Supplement;

                  (viii) to reimburse itself or the Company for certain other expenses incurred for which it or the Company is entitled to reimbursement (including reimbursement in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller) or against which it or the Company is indemnified pursuant to the Pooling and Servicing Agreement; and

                  (ix) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein.


Distributions

         Beginning on the Distribution Date in the month next succeeding the month in which the Cut-off Date occurs (or such other date as may be set forth in the related Prospectus Supplement) for a series of Certificates, distribution of principal and interest (or, where applicable, of principal only or interest only) on each class of Certificates entitled thereto will be made either by the Trustee, the Master Servicer acting on behalf of the Trustee or a paying agent appointed by the Trustee (the "Paying Agent"). Such distributions will be made to the persons who are registered as the holders of such Certificates at the close of business on the last business day of the preceding month (the "Record Date"). Notwithstanding any other reference herein to a Distribution Date, with respect to a series of Certificates as to which the Trust Fund includes Mortgage Securities, the date on which distributions are to be made to the holders of such Certificates may be referred to as the "Payment Date," if so specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, interest which accrues and is not payable on a class of Certificates will be added to the principal balance of each Certificate of such class. Distributions will be made in immediately available funds (by wire transfer or otherwise) to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Trustee, the Master Servicer or the Paying Agent, as the case may be, and the applicable Pooling and Servicing Agreement provides for such form of payment, or by check mailed to the address of the person entitled thereto as it appears on the Certificate Register. Except as otherwise provided in the related Pooling and Servicing Agreement, the final distribution in retirement of the Certificates will be made only upon presentation and surrender of such Certificates at the office or agency of the Trustee specified in the notice to such Certificateholders. Distributions will be made to each Certificateholder in accordance with such holder's Percentage Interest in a particular class. The "Percentage Interest" represented by a Certificate of a particular class will be equal to the percentage obtained by dividing the initial principal balance or notional amount of such Certificate by the aggregate initial amount or notional balance of all the Certificates of such class.


Principal and Interest on the Certificates

         The method of determining, and the amount of, distributions of principal and interest (or, where applicable, of principal only or interest only) on a particular series of Certificates will be described in the related Prospectus Supplement. Distributions of interest on each class of Certificates will be made prior to distributions of principal thereon. Each class of Certificates (other than certain classes of Strip Certificates) may have a different Pass-Through Rate, which may be a fixed, variable or adjustable Pass-Through Rate, or any combination of two or more such Pass-Through Rates. The related Prospectus Supplement will specify the Pass-Through Rate or Rates for each class, or the initial Pass- Through Rate or Rates and the method for determining the Pass-Through Rate or Rates. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates will accrue during each calendar month and will be payable on the Distribution Date in the following calendar month. If so specified in the related Prospectus Supplement, interest on any class of Certificates for any Distribution Date may be limited to the extent of available funds for such Distribution Date. Unless otherwise specified in the related Prospectus Supplement, interest on the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         On each Distribution Date for a series of Certificates, the Trustee or the Master Servicer on behalf of the Trustee will distribute or cause the Paying Agent to distribute, as the case may be, to each holder of record on the Record Date of a class of Certificates, an amount equal to the Percentage Interest represented by the Certificate held by such holder multiplied by such class's Distribution Amount. The "Distribution Amount" for a class of Certificates for any Distribution Date will be the portion, if any, of the amount to be distributed to such class for such Distribution Date in respect of principal, plus, if such class is entitled to payments of interest on such Distribution
Date, interest accrued during the related interest accrual period at the applicable Pass-Through Rate on the principal balance or notional amount of such class specified in the applicable Prospectus Supplement, less certain interest shortfalls, which generally will include (i) any Deferred Interest added to the principal balance of the Mortgage Loans and/or the outstanding balance of one or more classes of Certificates on the related Due Date, (ii) any other interest shortfalls (including, without limitation, shortfalls resulting from application of the Relief Act or similar legislation or regulations as in effect from time to time) allocable to Certificateholders which are not covered by advances or the applicable credit enhancement and (iii) unless otherwise specified in the related Prospectus Supplement, Prepayment Interest Shortfalls (as defined herein), in each case in such amount that is allocated to such class on the basis set forth in the Prospectus Supplement.

         In the case of a series of Certificates which includes two or more classes of Certificates, the timing, sequential order, priority of payment or amount of distributions in respect of principal, and any schedule or formula or other provisions applicable to the determination thereof (including distributions among multiple classes of Senior Certificates or Subordinate
Certificates) shall be set forth in the related Prospectus Supplement. Distributions in respect of principal of any class of Certificates will be made on a pro rata basis among all of the Certificates of such class unless otherwise set forth in the related Prospectus Supplement.

         Except as otherwise provided in the related Pooling and Servicing Agreement, on or prior to the 20th day (or, if such day is not a business day, the next business day) of the month of distribution (the "Determination Date"), the Master Servicer will determine the amounts of principal and interest which will be passed through to Certificateholders on the immediately succeeding Distribution Date. Prior to the close of business on the business day next succeeding each Determination Date, the Master Servicer will furnish a statement to the Trustee (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth, among other things, the amount to be distributed on the next succeeding Distribution Date.

Example of Distributions

         The following chart sets forth an example of the flow of funds as it would relate to a hypothetical series of Certificates issued, and with a Cut-off Date occurring, in December 1997:


Date                                          Note    Description

December 1.............................  (A)   Cut-off Date.

December 2-31..........................  (B) Subservicers receive any Principal
                                            Prepayments and applicable interest
                                                        thereon.
 December 31.........................    (C)     Record Date.

 December 2-January 1........ (D)      The due dates for payments on a
                                       Mortgage Loan (each, a "Due Date"
                                       and collectively, the "Due Period").

January 16................... (E)        Subservicers remit to the Master
                                        Servicer scheduled payments of
                                        principal and interest due during the
                                        related Due Period and received or
                                        advanced by them.

January 20.................. (F)        Determination Date.

January 26................... (G)        Distribution Date.


Succeeding months follow the pattern of (B) through (G), except that for succeeding months, (B) will also include the first day of such month. Certain series of Certificates may have different prepayment periods, Cut-off Dates, Record Dates, Due Periods, remittance dates, Determination Dates and/or Distribution Dates than those set forth above.


     (A)The initial principal balance of the Mortgage Pool will be the aggregate principal balance of the Mortgage Loans at the close of business on December 1 after deducting principal payments due on or before such date. Those (footnotes continued on next page)

(footnotes continued  from previous page)

      principal payments due on or before December 1 and the accompanying interest payments, and any Principal Prepayments received as of the close of business on December 1 are not part of the Mortgage Pool and will not be passed through to Certificateholders.

(B)Any principal payments received in advance of the scheduled Due Date and not accompanied by a payment of interest for any period following the date of payment ("Principal Prepayments") may be received at any time during this period and will be remitted to the Master Servicer as described in (E) below for distribution to Certificateholders as described in (F) below. When a Mortgage Loan is prepaid in full, interest on the amount prepaid is collected from the Mortgagor only to the date of payment. Partial Principal Prepayments are applied so as to reduce the principal balances of the related Mortgage Loans as of the first day of the month in which the payments are made; no interest will be paid to Certificateholders in respect of such prepaid amounts for the month in which such partial Principal Prepayments were received.

(C)Distributions on January 26 (because January 25, 1998 is not a business day) will be made to Certificateholders of record at the close of business on December 31.

(D)Scheduled principal and interest payments are due from Mortgagors.

(E)Payments due from Mortgagors during the related Due Period will be deposited by the Subservicers in Subservicing Accounts (or will be otherwise managed in a manner acceptable to the Rating Agencies) as received and will include the scheduled principal payments plus interest on the principal balances immediately prior to such payments. Funds required to be remitted from the Subservicing Accounts to the Master Servicer will be so remitted on January 16 (because January 18, 1998 is not a business day) together with any required Advances by the Subservicers (except that Principal Prepayments in full and certain Principal Prepayments in part received by Subservicers during the month of December will have been remitted to the Master Servicer within five business days of receipt).

(F)On January 20, the Master Servicer will determine the amounts of principal and interest which will be passed through on January 26 to the holders of each class of Certificates. The Master Servicer will be obligated to distribute those payments due during the related Due Period which have been received from Subservicers prior to and including January 16, as well as all Principal Prepayments received on Mortgage Loans in December (with interest adjusted to the Pass-Through Rates applicable to the respective classes of Certificates and reduced on account of Principal Prepayments as described above). Distributions to the holders of Senior Certificates, if any, on January 26 may include certain amounts otherwise distributable to the holders of the related Subordinate Certificates, amounts withdrawn from any Reserve
   Fund and amounts advanced by the Master Servicer under the circumstances described in "subordination" and "--Advances."

(G)On January 26, the amounts determined on January 20 will be distributed to Certificateholders.

      If provided in the related Prospectus Supplement, the Distribution Date with respect to any series of Certificates as to which the Trust Fund includes Mortgage Securities may be a specified date or dates other than the 25th day of each month in order to allow for the receipt of distributions on such Mortgage Securities.


Advances

         Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will agree to advance (either out of its own funds, funds advanced to it by Subservicers or funds being held in the Custodial Account for future distribution), for the benefit of the Certificateholders, on or before each Distribution Date, an amount equal to the aggregate of all scheduled payments of principal (other than any Balloon Amount in the case of a Balloon
Loan) and interest at the applicable Pass-Through Rate or Net Mortgage Rate, as the case may be (an "Advance"), which were delinquent as of the close of business on the business day preceding the Determination Date on the Mortgage Loans, but only to the extent that such Advances would, in the judgment of the Master Servicer, be recoverable out of late payments by the Mortgagors, Liquidation Proceeds, Insurance Proceeds or otherwise. The amount of any Advance will be determined based on the amount payable under the Mortgage Loan as adjusted from time to time and as may be modified as described below under "--Collection and Other Servicing Practices," and no Advance will be required in connection with any reduction in amounts payable pursuant to the Relief Act or as a result of certain actions taken by a bankruptcy court. As specified in the related Prospectus Supplement with respect to any series of Certificates as to which the Trust Fund includes Mortgage Securities, the Master Servicer's advancing obligations will be pursuant to the terms of such Mortgage Securities, as may be supplemented by the terms of the applicable Pooling and Servicing Agreement, and may differ from the provisions relating to Advances described herein.

         Advances are intended to maintain a regular flow of scheduled interest and principal payments to related Certificateholders. Such Advances do not represent an obligation of the Master Servicer to guarantee or insure against losses. If Advances have been made by the Master Servicer from cash being held for future distribution to Certificateholders, such funds will be required to be replaced on or before any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date would be less than payments required to be made to Certificateholders. Any Advances will be reimbursable to the Master Servicer out of recoveries on the related Mortgage Loans for which such amounts were advanced (e.g., late payments made by the related Mortgagor, any related Liquidation Proceeds and Insurance Proceeds, proceeds of any applicable form of credit enhancement, or proceeds of any Mortgage Loan purchased by the Company, Residential Funding, a Subservicer or a Seller under the circumstances described above). Such Advances may also be reimbursable from cash otherwise distributable to Certificateholders to the extent that the Master Servicer shall determine that any such Advances previously made are not ultimately recoverable as described above. With respect to any Senior/Subordinate Series, so long as the related Subordinate Certificates remain outstanding and subject to certain limitations with respect to Special Hazard Losses, Fraud Losses, Bankruptcy Losses and Extraordinary Losses, such Advances may also be reimbursable out of amounts otherwise distributable to holders of the Subordinate Certificates, if any. The Master Servicer may also be obligated to make Servicing Advances, to the extent recoverable out of Liquidation Proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by Mortgagors on a timely basis. Funds so advanced may be reimbursable to the Master Servicer to the extent permitted by the Pooling and Servicing Agreement. Notwithstanding the foregoing, if the Master Servicer exercises its option, if any, to purchase the assets of a Trust Fund as described under "The Pooling and Servicing Agreement--Termination; Retirement of Certificates" below, the Master Servicer will be deemed to have been reimbursed for all related Advances previously made by it and not theretofore reimbursed to it. The Master Servicer's obligation to make Advances may be supported by another entity, a letter of credit or other method as may be described in the related Pooling and Servicing Agreement. In the event that the short-term or long-term obligations of the provider of such support are downgraded by a Rating Agency rating the related Certificates or if any collateral supporting such obligation is not performing or is removed pursuant to the terms of any agreement described in the related Prospectus Supplement, the Certificates may also be downgraded.


Prepayment Interest Shortfalls

         When a Mortgagor prepays a Mortgage Loan in full between scheduled Due Dates for such Mortgage Loan, the Mortgagor pays interest on the amount prepaid only to but not including the date on which such Principal Prepayment is made. Similarly, Liquidation Proceeds from a Mortgaged Property will not include interest for any period after the date on which the liquidation took place. The shortfall between a full month's interest due with respect to a Mortgage Loan and the amount of interest paid or recovered with respect thereto in the event of a prepayment or liquidation is referred to as a "Prepayment Interest Shortfall." If so specified in the related Prospectus Supplement, to the extent funds are available from the Servicing Fee, the Master Servicer may make an additional payment to Certificateholders with respect to any Mortgage Loan that prepaid in full during the related prepayment period equal to the amount, if any, necessary to assure that, on the related Distribution Date, the Available Distribution Amount would include with respect to each such Mortgage Loan an amount equal to interest at the Mortgage Rate (less the Servicing Fee and Excluded Spread, if any) for such Mortgage Loan from the date of such prepayment to the related Due Date (such amount, "Compensating Interest"). Unless otherwise specified in the related Prospectus Supplement, Compensating Interest will be limited to the aggregate amount (or any portion thereof) of the Servicing Fee received by the Master Servicer in that month in relation to the Mortgage Loans or in any other manner, and, if so limited, may not be sufficient to cover the Prepayment Interest Shortfall. If so disclosed in the related Prospectus Supplement, Prepayment Interest Shortfalls may be applied to reduce interest otherwise payable with respect to one or more classes of Certificates of a series. See "Yield Considerations."


Reports to Certificateholders

         On each Distribution Date, the Master Servicer will forward or cause to be forwarded to each Certificateholder of record a statement or statements with respect to the related Trust Fund setting forth the information described in the related Pooling and Servicing Agreement. Except as otherwise provided in the related Pooling and Servicing Agreement, such information generally will include the following (as applicable):

            (i) the amount, if any, of such distribution allocable to principal;

                  (ii) the amount, if any, of such distribution allocable to interest and the amount, if any, of any shortfall in the amount of interest and principal;

                  (iii) the aggregate unpaid principal balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

                  (iv) the outstanding principal balance or notional amount of each class of Certificates after giving effect to the distribution of principal on such Distribution Date;

                  (v) based on the most recent reports furnished by Subservicers, the number and aggregate principal balances of Mortgage Loans in the related Mortgage Pool that are delinquent (a) one month,
         (b) two months and (c) three months, and that are in foreclosure;

                  (vi) the book value of any property acquired by such Trust Fund through foreclosure or grant of a deed in lieu of foreclosure;

                  (vii) the balance of the Reserve Fund, if any, at the close of business on such Distribution Date;

                  (viii) the percentage of the outstanding principal balances of the Senior Certificates, if applicable, after giving effect to the distributions on such Distribution Date;

                  (ix) the  amount  of  coverage  under any  Letter  of  Credit,
         Mortgage Pool Insurance Policy or other form of credit enhancement covering default risk as of the close of business on the applicable Determination Date and a description of any credit enhancement substituted therefor;

                  (x) if applicable, the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on the applicable Distribution Date and a description of any change in the calculation of such amounts;

                  (xi) in the case of Certificates benefiting from alternative credit enhancement arrangements described in a Prospectus Supplement, the amount of coverage under such alternative arrangements as of the close of business on the applicable Determination Date;

                  (xii) the servicing fee payable to the Master Servicer and the Subservicer; and

                  (xiii) with respect to any series of Certificates as to which the Trust Fund includes Mortgage Securities, certain additional information as required under the related Pooling and Servicing Agreement.

         Each amount set forth pursuant to clause (i) or (ii) above will be expressed as a dollar amount per Single Certificate. As to a particular class of Certificates, a "Single Certificate" generally will evidence a Percentage Interest obtained by dividing $1,000 by the initial principal balance or notional balance of all the Certificates of such class, except as otherwise provided in the related Pooling and Servicing Agreement. In addition to the information described above, reports to Certificateholders will contain such other information as is set forth in the applicable Pooling and Servicing Agreement, which may include, without limitation, information as to Advances, reimbursements to Subservicers and the Master Servicer and losses borne by the related Trust Fund.

         In addition, to the extent described in the related Pooling and Servicing Agreement, within a reasonable period of time after the end of each calendar year, the Master Servicer will furnish a report to each person that was a holder of record of any class of Certificates at any time during such calendar year. Such report will include information as to the aggregate of amounts reported pursuant to clauses (i) and (ii) above for such calendar year or, in the event such person was a holder of record of a class of Certificates during a portion of such calendar year, for the applicable portion of such year.


Collection and Other Servicing Procedures

         The Master Servicer, directly or through Subservicers, as the case may be, will make reasonable efforts to collect all payments called for under the Mortgage Loans and will, consistent with the related Pooling and Servicing Agreement and any applicable insurance policy or other credit enhancement, follow such collection procedures as it follows with respect to mortgage loans serviced by it that are comparable to the Mortgage Loans. The Master Servicer may, in its discretion, waive any prepayment charge in connection with the prepayment of a Mortgage Loan or extend the Due Dates for payments due on a Mortgage Note, provided that the insurance coverage for such Mortgage Loan or any coverage provided by any alternative credit enhancement will not be adversely affected thereby. The Master Servicer may also waive or modify any term of a Mortgage Loan so long as the Master Servicer has determined that such waiver or modification is not materially adverse to any Certificateholders, taking into account any estimated loss that may result absent such action. With respect to any series of Certificates as to which the Trust Fund includes Mortgage Securities, the Master Servicer's servicing and administration obligations will be pursuant to the terms of such Mortgage Securities.

         Under its Subservicing Agreement, a Subservicer is granted certain discretion to extend relief to Mortgagors whose payments become delinquent. A Subservicer may grant a period of temporary indulgence (generally up to three months) to a Mortgagor or may enter into a liquidating plan providing for repayment by the Mortgagor of delinquent amounts within six months from the date of execution of the plan, in each case without the prior approval of the Master Servicer. Other types of forbearance generally require Master Servicer approval. Neither indulgence nor forbearance with respect to a Mortgage Loan will affect the Pass-Through Rate or Rates used in calculating distributions to Certificateholders. See "--Distributions."

         In certain instances in which a Mortgage Loan is in default (or if default is reasonably foreseeable), and if determined by the Master Servicer to be in the best interests of the related Certificateholders, the Master Servicer may permit certain modifications of the Mortgage Loan rather than proceeding with foreclosure. In making such determination, the estimated Realized Loss that might result if such Mortgage Loan were liquidated would be taken into account. Such modifications may have the effect of reducing the Mortgage Rate or extending the final maturity date of the Mortgage Loan. Any such modified Mortgage Loan may remain in the related Trust Fund, and the reduction in collections resulting from such modification may result in reduced distributions of interest (or other amounts) on, or may extend the final maturity of, one or more classes of the related Certificates.

         In connection with any significant partial prepayment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the monthly payment is recalculated as an amount that will fully amortize the remaining principal amount thereof by the original maturity date based on the original Mortgage Rate, provided that such re-amortization shall not be permitted if it would constitute a modification of the Mortgage Loan for federal income tax purposes.

         In any case in which property subject to a Mortgage Loan (other than an ARM Loan described below) is being conveyed by the Mortgagor, the Master Servicer, directly or through a Subservicer, shall in general be obligated, to the extent it has knowledge of such conveyance, to exercise its rights to accelerate the maturity of such Mortgage Loan under any due-on-sale clause applicable thereto, but only if the exercise of such rights is permitted by applicable law and only to the extent it would not adversely affect or jeopardize coverage under any Primary Insurance Policy or applicable credit enhancement arrangements. If the Master Servicer or Subservicer is prevented from enforcing such due-on-sale clause under applicable law or if the Master Servicer or Subservicer determines that it is reasonably likely that a legal action would be instituted by the related Mortgagor to avoid enforcement of such due-on-sale clause, the Master Servicer or Subservicer will enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note subject to certain specified conditions. The original Mortgagor may be released from liability on a Mortgage Loan if the Master Servicer or Subservicer shall have determined in good faith that such release will not adversely affect the collectability of the Mortgage Loan. An ARM Loan may be assumed if such ARM Loan is by its terms assumable and if, in the reasonable judgment of the Master Servicer or the Subservicer, the proposed transferee of the related Mortgaged Property establishes its ability to repay the loan and the security for such ARM Loan would not be impaired by the assumption. If a Mortgagor transfers the Mortgaged Property subject to an ARM Loan without consent, such ARM Loan may be declared due and payable. Any fee collected by the Master Servicer or Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or Subservicer as additional servicing compensation unless otherwise set forth in the related Prospectus Supplement. See "Certain Legal Aspects of Mortgage Loans and Related Matters--Enforceability of Certain Provisions" herein. In connection with any such assumption, the Mortgage Rate borne by the related Mortgage Note may not be altered. Mortgagors may, from time to time, request partial releases of the Mortgaged Properties, easements, consents to alteration or demolition and other similar matters. The Master Servicer or the related Subservicer may approve such a request if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that such approval will not adversely affect the security for, and the timely and full collectability of, the related Mortgage Loan. Any fee collected by the Master Servicer or the Subservicer for processing such request will be retained by the Master Servicer or Subservicer as additional servicing compensation.

         The Master Servicer will be required to maintain a fidelity bond and errors and omissions policy with respect to its officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under the Pooling and Servicing Agreement.


Realization Upon Defaulted Mortgage Loans

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale will be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan (an "REO Mortgage Loan") will be considered for most purposes to be an outstanding Mortgage Loan held in the Trust Fund until such time as the Mortgaged Property is sold and all recoverable Liquidation Proceeds and Insurance Proceeds have been received with respect to such defaulted Mortgage Loan (a "Liquidated Mortgage Loan"). For purposes of calculations of amounts distributable to Certificateholders in respect of an REO Mortgage Loan, the amortization schedule in effect at the time of any such acquisition of title (before any adjustment thereto by reason of any bankruptcy or any similar proceeding or any moratorium or similar waiver or grace period) will be deemed to have continued in effect (and, in the case of an ARM Loan, such amortization schedule will be deemed to have adjusted in accordance with any interest rate changes occurring on any adjustment date therefor) so long as such REO Mortgage Loan is considered to remain in the Trust Fund. If a REMIC election has been made, any Mortgaged Property so acquired by the Trust Fund must be disposed of in accordance with applicable federal income tax regulations and consistent with the status of the Trust Fund as a REMIC. To the extent provided in the related Pooling and Servicing Agreement, any income (net of expenses and other than gains described below) received by the Subservicer or the Master Servicer on such Mortgaged Property prior to its disposition will be deposited in the Custodial Account upon receipt and will be available at such time to the extent provided in the related Pooling and Servicing Agreement, for making payments to Certificateholders.

         With respect to a Mortgage Loan in default, the Master Servicer may pursue foreclosure (or similar remedies) concurrently with pursuing any remedy for a breach of a representation and warranty. However, the Master Servicer is not required to continue to pursue both such remedies if it determines that one such remedy is more likely to result in a greater recovery. If such Mortgage Loan is an Additional Collateral Loan, the Master Servicer (or the related Subservicer, if the lien on the Additional Collateral for such Additional Collateral Loan is not assigned to the Trustee on behalf of the Certificateholders) may proceed against the related Mortgaged Property or the related Additional Collateral first or may proceed against both concurrently (as permitted by applicable law and the terms under which such Additional Collateral is held, including any third-party guarantee). Upon the first to occur of final liquidation and a repurchase or substitution pursuant to a breach of a representation and warranty, such Mortgage Loan will be removed from the related Trust Fund. The Master Servicer may elect to treat a defaulted Mortgage Loan as having been finally liquidated if substantially all amounts expected to be received in connection therewith have been received. Any additional liquidation expenses relating to such Mortgage Loan thereafter incurred will be reimbursable to the Master Servicer (or any Subservicer) from any amounts otherwise distributable to the related Certificateholders, or may be offset by any subsequent recovery related to such Mortgage Loan. Alternatively, for purposes of determining the amount of related Liquidation Proceeds to be distributed to Certificateholders, the amount of any Realized Loss or the amount required to be drawn under any applicable form of credit enhancement, the Master Servicer may take into account minimal amounts of additional receipts expected to be received, as well as estimated additional liquidation expenses expected to be incurred in connection with such defaulted Mortgage Loan.

         With respect to certain series of Certificates, if so provided in the related Prospectus Supplement, the applicable form of credit enhancement may provide, to the extent of coverage thereunder, that a defaulted Mortgage Loan or REO Mortgage Loan will be removed from the Trust Fund prior to the final liquidation thereof. Unless otherwise specified in the related Prospectus
Supplement, if a final liquidation of a Mortgage Loan resulted in a Realized Loss and within two years thereafter the Master Servicer receives a subsequent recovery specifically related to such Mortgage Loan (in connection with a related breach of a representation or warranty or otherwise), such subsequent recovery shall be distributed to the then-current Certificateholders of any outstanding class to which such Realized Loss was allocated (with the amounts to be distributed allocated among such classes in the same proportions as such Realized Loss was allocated), provided that no such distributions of subsequent recoveries, together with any other reimbursement amounts, exceed the total amount of the Realized Loss that was allocated to such class. In the event that any such class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the holders of such class of Certificates when it was retired. In the case of a series of Certificates other than a Senior/Subordinate Series, if so provided in the related Prospectus Supplement, the applicable form of credit enhancement may provide for reinstatement subject to certain conditions in the event that, following the final liquidation of a Mortgage Loan and a draw under such credit enhancement, subsequent recoveries are received. If a defaulted Mortgage Loan or REO Mortgage Loan is not so removed from the Trust Fund, then, upon the final liquidation thereof, if a loss is realized which is not covered by any applicable form of credit enhancement or other insurance, the Certificateholders will bear such loss. However, if a gain results from the final liquidation of an REO Mortgage Loan which is not required by law to be remitted to the related Mortgagor, the Master Servicer will be entitled to retain such gain as additional servicing compensation unless the related Prospectus Supplement provides otherwise. For a description of the Master Servicer's obligations to maintain and make claims under applicable forms of credit enhancement and insurance relating to the Mortgage Loans, see "Description of Credit Enhancement" and "Insurance Policies on Mortgage Loans."

         For a discussion of legal rights and limitations associated with the foreclosure of a Mortgage Loan, see "Certain Legal Aspects of Mortgage Loans."

                                  SUBORDINATION

General

         A Senior/Subordinate Series of Certificates will consist of one or more classes of Senior Certificates and one or more classes of Subordinate Certificates, as specified in the related Prospectus Supplement. Subordination of the Subordinate Certificates of any Senior/Subordinate Series will be effected by the following method, unless an alternative method is specified in the related Prospectus Supplement. In addition, certain classes of Senior (or Subordinate) Certificates may be senior to other classes of Senior (or Subordinate) Certificates, as specified in the related Prospectus Supplement.

         With respect to any Senior/Subordinate Series, the total amount available for distribution on each Distribution Date, as well as the method for allocating such amount among the various classes of Certificates included in such series, will be described in the related Prospectus Supplement. Generally, with respect to any such series, the amount available for distribution will be allocated first to interest on the Senior Certificates of such series, and then to principal of the Senior Certificates up to the amounts described in the related Prospectus Supplement, prior to allocation of any amounts to the Subordinate Certificates.

         With respect to any defaulted Mortgage Loan that is finally liquidated, the amount of loss realized, if any (as described in the related Pooling and Servicing Agreement, a "Realized Loss"), will equal the portion of the Stated Principal Balance remaining after application of all amounts recovered (net of amounts reimbursable to the Master Servicer for related Advances and expenses) towards interest and principal owing on the Mortgage Loan. With respect to a Mortgage Loan the principal balance of which has been reduced in connection with bankruptcy proceedings, the amount of such reduction will be treated as a Realized Loss. The "Stated Principal Balance" of any Mortgage Loan as of any date of determination is equal to the principal balance thereof as of the Cut-off Date, after application of all scheduled principal payments due on or before the Cut-off Date, whether received or not, reduced by all amounts allocable to principal that are distributed to Certificateholders on or before the date of determination, and as further reduced to the extent that any Realized Loss thereon has been allocated to any Certificates on or before such date.

         If so provided in the Pooling and Servicing Agreement, the Master Servicer may be permitted, under certain circumstances, to purchase any Mortgage Loan that is three or more months delinquent in payments of principal and interest, at the Purchase Price. Unless otherwise specified in the related Prospectus Supplement, any Realized Loss subsequently incurred in connection with any such Mortgage Loan will be borne by the then-current Certificateholders of the class or classes that would have borne such Realized Loss if such Mortgage Loan had not been so purchased.

         In the event of any Realized Losses not in excess of the limitations described below (other than Extraordinary Losses), the rights of the Subordinate Certificateholders to receive distributions will be subordinate to the rights of the Senior Certificateholders and the owner of the Excess Spread and as to certain classes of Subordinate Certificates, may be subordinate to the rights of other Subordinate Certificateholders.

         Except as noted below, Realized Losses will be allocated to the Subordinate Certificates of the related series until the outstanding principal balances thereof have been reduced to zero. Additional Realized Losses, if any, will be allocated to the Senior Certificates. If such series includes more than one class of Senior Certificates, such additional Realized Losses will be allocated either on a pro rata basis among all of the Senior Certificates in proportion to their respective outstanding principal balances or as otherwise provided in the related Prospectus Supplement.

         With respect to certain Realized Losses resulting from physical damage to Mortgaged Properties which are generally of the same type as are covered under a Special Hazard Insurance Policy, the amount thereof that may be allocated to the Subordinate Certificates of the related series may be limited to an amount (the "Special Hazard Amount") specified in the related Prospectus Supplement. See "Description of Credit Enhancement--Special Hazard Insurance Policies." If so, any Special Hazard Losses in excess of the Special Hazard Amount will be allocated among all outstanding classes of Certificates of the related series, either on a pro rata basis in proportion to their outstanding principal balances, or as otherwise provided in the related Prospectus Supplement. The respective amounts of other specified types of losses (including Fraud Losses and Bankruptcy Losses) that may be borne solely by the Subordinate Certificates may be similarly limited to an amount (with respect to Fraud Losses, the "Fraud Loss Amount" and with respect to Bankruptcy Losses, the "Bankruptcy Amount"), and the Subordinate Certificates may provide no coverage with respect to certain other specified types of losses, as described in the related Prospectus Supplement, in which case such losses would be allocated on a pro rata basis among all outstanding classes of Certificates or as otherwise specified in the related Prospectus Supplement. Each of the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount may be subject to periodic reductions and may be subject to further reduction or termination, without the consent of the Certificateholders, upon the written confirmation from each applicable Rating Agency, as set forth in the related Prospectus Supplement, that the then-current rating of the related series of Certificates will not be adversely affected thereby.

         Generally, any allocation of a Realized Loss (including a Special Hazard Loss) to a Certificate in a Senior/Subordinate Series will be made by reducing the outstanding principal balance thereof as of the Distribution Date following the calendar month in which such Realized Loss was incurred.

         As set forth above, the rights of holders of the various classes of Certificates of any series to receive distributions of principal and interest is determined by the aggregate outstanding principal balance of each such class (or, if applicable, the related notional amount). The outstanding principal balance of any Certificate will be reduced by all amounts previously distributed on such Certificate in respect of principal, and by any Realized Losses allocated thereto. If there are no Realized Losses or Principal Prepayments on any of the Mortgage Loans, the respective rights of the holders of Certificates of any series to future distributions generally would not change. However, to the extent set forth in the related Prospectus Supplement, holders of Senior Certificates may be entitled to receive a disproportionately larger amount of prepayments received during certain specified periods, which will have the effect (absent offsetting losses) of accelerating the amortization of the Senior Certificates and increasing the respective percentage ownership interest evidenced by the Subordinate Certificates in the related Trust Fund (with a corresponding decrease in the percentage of the outstanding principal balances of the Senior Certificates), thereby preserving the availability of the subordination provided by the Subordinate Certificates. In addition, as set forth above, certain Realized Losses generally will be allocated first to Subordinate Certificates by reduction of the outstanding principal balance thereof, which will have the effect of increasing the respective ownership interest evidenced by the Senior Certificates in the related Trust Fund.

         If so provided in the related Prospectus Supplement, certain amounts otherwise payable on any Distribution Date to holders of Certificates may be deposited into a Reserve Fund. Amounts held in any Reserve Fund may be applied as described under "Description of Credit Enhancement--Reserve Funds" and in the related Prospectus Supplement.

         In lieu of the foregoing provisions, subordination may be effected in the following manner, or in any other manner as may be described in the related Prospectus Supplement. The rights of the holders of Subordinate Certificates to receive any or a specified portion of distributions with respect to the Mortgage Loans may be subordinated to the extent of the amount set forth in the related Prospectus Supplement (the "Subordinate Amount"). As specified in the related Prospectus Supplement, the Subordinate Amount may be subject to reduction based upon the amount of losses borne by the holders of the Subordinate Certificates as a result of such subordination, a specified schedule or such other method of reduction as such Prospectus Supplement may specify.

         With respect to any Senior/Subordinate Series, the terms and provisions of the subordination may vary from those described above. Any such variation and any additional credit enhancement will be described in the related Prospectus Supplement.


Overcollateralization

         If  so  specified  in  the  related  Prospectus  Supplement,   interest
collections on the Mortgage Loans may exceed interest payments on the Certificates for the related Distribution Date. To the extent such excess interest is applied as principal payments on the Certificates, the effect will be to reduce the principal balance of the Certificates relative to the outstanding balance of the Mortgage Loans, thereby creating "Overcollateralization" and additional protection to the Certificateholders, as specified in the related Prospectus Supplement.

                        DESCRIPTION OF CREDIT ENHANCEMENT

General

         Credit support with respect to each series of Certificates may be comprised of one or more of the following components. Each component will have a dollar limit and will provide coverage with respect to Realized Losses that are
(i) attributable to the Mortgagor's failure to make any payment of principal or interest as required under the Mortgage Note, but not including Special Hazard Losses, Extraordinary Losses or other losses resulting from damage to a Mortgaged Property, Bankruptcy Losses or Fraud Losses (any such losses, "Defaulted Mortgage Losses"); (ii) of a type generally covered by a Special Hazard Insurance Policy (any such losses, "Special Hazard Losses"); (iii) attributable to certain actions which may be taken by a bankruptcy court in connection with a Mortgage Loan, including a reduction by a bankruptcy court of the principal balance of or the Mortgage Rate on a Mortgage Loan or an extension of its maturity (any such losses, "Bankruptcy Losses"); and (iv) incurred on defaulted Mortgage Loans as to which there was fraud in the origination of such Mortgage Loans (any such losses, "Fraud Losses"). Unless otherwise specified in the related Prospectus Supplement, credit support will not provide protection against all risks of loss and will not guarantee repayment of the entire outstanding principal balance of the Certificates and interest thereon. If losses occur that exceed the amount covered by credit support or are of a type that is not covered by the credit support, Certificateholders will bear their allocable share of deficiencies. In particular, Defaulted Mortgage Losses, Special Hazard Losses, Bankruptcy Losses and Fraud Losses in excess of the amount of coverage provided therefor and losses occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks ("Extraordinary Losses") will not be covered. To the extent that the credit enhancement for any series of Certificates is exhausted, the Certificateholders will bear all further risks of loss not otherwise insured against.

         As  specified  in  the   applicable   Prospectus   Supplement,   credit
enhancement may be in the form of a Reserve Fund to cover such losses, in the form of subordination of one or more classes of Certificates as described under "Subordination," or in the form of a Certificate Insurance Policy, a Letter of Credit, Mortgage Pool Insurance Policies, surety bonds or other types of insurance policies, certain other secured or unsecured corporate guarantees or in such other form as may be described in the related Prospectus Supplement, or in the form of a combination of two or more of the foregoing. In addition, the credit support may be provided by an assignment of the right to receive certain cash amounts, a deposit of cash into a Reserve Fund or other pledged assets, or by banks, insurance companies, guarantees or any combination thereof identified in the related Prospectus Supplement. In addition, coverage with respect to Special Hazard Losses may be provided by a Special Hazard Insurance Policy, coverage with respect to Bankruptcy Losses may be provided by a Bankruptcy Bond and coverage with respect to Fraud Losses may be provided by a mortgage repurchase bond. Certain coverage may also be provided by representations made by Residential Funding or the Company. If so specified in the related Prospectus Supplement, limited credit enhancement may be provided to cover Defaulted Mortgage Losses with respect to Mortgage Loans with Loan-to-Value Ratios at origination of over 80% which are not insured by a Primary Insurance Policy, to the extent that such losses would be covered under a Primary Insurance Policy if obtained, or may be provided in lieu of title insurance coverage, in the form of a corporate guaranty or in certain other forms described in this section. Credit support may also be provided in the form of an insurance policy covering the risk of collection and adequacy of any Additional Collateral provided in connection with any Additional Collateral Loan, subject to the limitations set forth in any such insurance policy. As set forth in the Pooling and Servicing Agreement, credit support may apply to all of the Mortgage Loans or to certain Mortgage Loans contained in a Mortgage Pool.

         Each Prospectus Supplement will include a description of (a) the amount payable under the credit enhancement arrangement, if any, provided with respect to a series, (b) any conditions to payment thereunder not otherwise described herein, (c) the conditions under which the amount payable under such credit support may be reduced and under which such credit support may be terminated or replaced and (d) the material provisions of any agreement relating to such credit support. Additionally, each Prospectus Supplement will set forth certain information with respect to the issuer of any third-party credit enhancement (the "Credit Enhancer"), if applicable. The Pooling and Servicing Agreement or other documents may be modified in connection with the provisions of any credit enhancement arrangement to provide for reimbursement rights, control rights or other provisions that may be required by the Credit Enhancer. To the extent provided in the applicable Prospectus Supplement and the Pooling and Servicing Agreement, the credit enhancement arrangements may be periodically modified, reduced and substituted for based on the performance of or on the aggregate outstanding principal balance of the Mortgage Loans covered thereby. See "Description of Credit Enhancement--Reduction or Substitution of Credit Enhancement." If specified in the applicable Prospectus Supplement, credit support for a series of Certificates may cover one or more other series of Certificates.

         The descriptions of any insurance policies, bonds or other instruments described in this Prospectus or any Prospectus Supplement and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to the actual forms of such policies, copies of which generally will be exhibits to the Form 8-K to be filed with the Commission in connection with the issuance of the related series of Certificates.


Letters of Credit

         If any component of credit enhancement as to any series of Certificates is to be provided by a letter of credit (the "Letter of Credit"), a bank (the "Letter of Credit Bank") will deliver to the Trustee an irrevocable Letter of Credit. The Letter of Credit may provide direct coverage with respect to the Mortgage Loans. The Letter of Credit Bank, the amount available under the Letter of Credit with respect to each component of credit enhancement, the expiration date of the Letter of Credit, and a more detailed description of the Letter of Credit will be specified in the related Prospectus Supplement. On or before each Distribution Date, the Letter of Credit Bank will be required to make certain payments after notification from the Trustee, to be deposited in the related Certificate Account with respect to the coverage provided thereby. The Letter of Credit may also provide for the payment of Advances.


Mortgage Pool Insurance Policies

         Any insurance policy covering losses on a pool of Mortgage Loans (each, a "Mortgage Pool Insurance Policy") obtained by the Company for a Trust Fund will be issued by the Pool Insurer. Each Mortgage Pool Insurance Policy, subject to the limitations described below and in the Prospectus Supplement, if any, will cover Defaulted Mortgage Losses in an amount equal to a percentage specified in the applicable Prospectus Supplement of the aggregate principal balance of the Mortgage Loans on the Cut-off Date. As set forth under "--Maintenance of Credit Enhancement," the Master Servicer will use its best reasonable efforts to maintain the Mortgage Pool Insurance Policy and to present claims thereunder to the Pool Insurer on behalf of itself, the Trustee and the Certificateholders. The Mortgage Pool Insurance Policies, however, are not blanket policies against loss, since claims thereunder may only be made respecting particular defaulted Mortgage Loans and only upon satisfaction of certain conditions precedent described below. Unless specified in the related Prospectus Supplement, the Mortgage Pool Insurance Policies may not cover losses due to a failure to pay or denial of a claim under a Primary Insurance Policy, irrespective of the reason therefor.

         Each Mortgage Pool Insurance Policy will provide that no claims may be validly presented thereunder unless, among other things, (i) any required
Primary Insurance Policy is in effect for the defaulted Mortgage Loan and a claim thereunder has been submitted and settled, (ii) hazard insurance on the property securing such Mortgage Loan has been kept in force and real estate taxes and other protection and preservation expenses have been paid by the Master Servicer, (iii) if there has been physical loss or damage to the Mortgaged Property, it has been restored to its condition (reasonable wear and tear excepted) at the Cut-off Date and (iv) the insured has acquired good and merchantable title to the Mortgaged Property free and clear of liens except certain permitted encumbrances. Upon satisfaction of these conditions, the Pool Insurer will have the option either (a) to purchase the property securing the defaulted Mortgage Loan at a price equal to the outstanding principal balance thereof plus accrued and unpaid interest at the applicable Mortgage Rate to the date of purchase and certain expenses incurred by the Master Servicer or Subservicer on behalf of the Trustee and Certificateholders, or (b) to pay the amount by which the sum of the outstanding principal balance of the defaulted Mortgage Loan plus accrued and unpaid interest at the Mortgage Rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the Mortgaged Property, in either case net of certain amounts paid or assumed to have been paid under any related Primary Insurance Policy. Certificateholders will experience a shortfall in the amount of interest payable on the related Certificates in connection with the payment of claims under a Mortgage Pool Insurance Policy because the Pool Insurer is only required to remit unpaid interest through the date a claim is paid rather than through the end of the month in which such claim is paid. In addition, the Certificateholders will also experience losses with respect to the related Certificates in connection with payments made under a Mortgage Pool Insurance Policy to the extent that the Master Servicer expends funds to cover unpaid real estate taxes or to repair the related Mortgaged Property in order to make a claim under a Mortgage Pool Insurance Policy, as those amounts will not be covered by payments under such policy and will be reimbursable to the Master Servicer from funds otherwise payable to the Certificateholders. If any Mortgaged Property securing a defaulted Mortgage Loan is damaged and proceeds, if any (see "--Special Hazard Insurance Policies" below for risks which are not covered by such policies), from the related hazard insurance policy or applicable Special Hazard Instrument are insufficient to restore the damaged property to a condition sufficient to permit recovery under the Mortgage Pool Insurance Policy, the Master Servicer is not required to expend its own funds to restore the damaged property unless it determines that (a) such restoration will increase the proceeds to one or more classes of Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses and (b) such expenses will be recoverable by it through Liquidation Proceeds or Insurance Proceeds.

         Unless otherwise specified in the related Prospectus Supplement, a Mortgage Pool Insurance Policy (and certain Primary Insurance Policies) will likely not insure against loss sustained by reason of a default arising from, among other things, (i) fraud or negligence in the origination or servicing of a Mortgage Loan, including misrepresentation by the Mortgagor, the Seller or other persons involved in the origination thereof, (ii) failure to construct a Mortgaged Property in accordance with plans and specifications or (iii)
bankruptcy, except if specified in the related Prospectus Supplement an endorsement to the Mortgage Pool Insurance Policy provides for insurance against any such loss. Depending upon the nature of the event, a breach of representation made by a Seller may also have occurred. Such a breach, if it materially and adversely affects the interests of Certificateholders and cannot be cured, would give rise to a purchase obligation on the part of the Seller, as described under "Mortgage Loan Program--Representations by Sellers." However, such an event would not give rise to a breach of a representation and warranty or a purchase obligation on the part of the Company or Residential Funding.

         The original amount of coverage under each Mortgage Pool Insurance Policy will be reduced over the life of the related series of Certificates by the aggregate amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed properties. The amount of claims paid includes certain expenses incurred by the Master Servicer or Subservicer as well as accrued interest on delinquent Mortgage Loans to the date of payment of the claim. See "Certain Legal Aspects of Mortgage Loans and Related Matters--Foreclosure." Accordingly, if aggregate net claims paid under any Mortgage Pool Insurance Policy reach the original policy limit, coverage under that Mortgage Pool Insurance Policy will be exhausted and any further losses will be borne by the related Certificateholders. In addition, unless the Master Servicer determines that an Advance in respect of a delinquent Mortgage Loan would be recoverable to it from the proceeds of the liquidation of such Mortgage Loan or otherwise, the Master Servicer would not be obligated to make an Advance respecting any such delinquency since the Advance would not be ultimately recoverable to it from either the Mortgage Pool Insurance Policy or from any other related source. See "Description of the Certificates--Advances."

         Since each Mortgage Pool Insurance Policy will require that the property subject to a defaulted Mortgage Loan be restored to its original condition prior to claiming against the Pool Insurer, such policy will not provide coverage against hazard losses. As set forth under "Insurance Policies on Mortgage Loans--Standard Hazard Insurance on Mortgaged Properties," the hazard policies covering the Mortgage Loans typically exclude from coverage physical damage resulting from a number of causes and, even when the damage is covered, may afford recoveries which are significantly less than full replacement cost of such losses. Additionally, no coverage in respect of Special Hazard Losses, Fraud Losses or Bankruptcy Losses will cover all risks, and the amount of any such coverage will be limited. See "--Special Hazard Insurance Policies" below. As a result, certain hazard risks will not be insured against and may be borne by Certificateholders.


Special Hazard Insurance Policies

         Any insurance policy covering Special Hazard Losses (a "Special Hazard Insurance Policy") obtained for a Trust Fund will be issued by the insurer named in the related Prospectus Supplement (the "Special Hazard Insurer"). Each Special Hazard Insurance Policy subject to limitations described below and in the related Prospectus Supplement, if any, will protect the related Certificateholders from Special Hazard Losses which are (i) losses due to direct physical damage to a Mortgaged Property other than any loss of a type covered by a hazard insurance policy or a flood insurance policy, if applicable, and (ii) losses from partial damage caused by reason of the application of the co-insurance clauses contained in hazard insurance policies. See "Insurance Policies on Mortgage Loans." A Special Hazard Insurance Policy will not cover losses occasioned by war, civil insurrection, certain governmental actions, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear reaction, chemical contamination or waste by the Mortgagor. Aggregate claims under a Special Hazard Insurance Policy will be limited to the amount set forth in the related Pooling and Servicing Agreement and will be subject to reduction as set forth in such related Pooling and Servicing Agreement. A Special Hazard Insurance Policy will provide that no claim may be paid unless hazard and, if applicable, flood insurance on the property securing the Mortgage Loan has been kept in force and other protection and preservation expenses have been paid by the Master Servicer.

         Subject to the foregoing limitations, a Special Hazard Insurance Policy will provide that, where there has been damage to property securing a foreclosed Mortgage Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the Mortgagor or the Master Servicer or the Subservicer, the insurer will pay the lesser of (i) the cost of repair or replacement of such property or (ii) upon transfer of the property to the insurer, the unpaid principal balance of such Mortgage Loan at the time of acquisition of such property by foreclosure or deed in lieu of foreclosure, plus accrued interest at the Mortgage Rate to the date of claim settlement and certain expenses incurred by the Master Servicer or the Subservicer with respect to such property. If the property is transferred to a third party in a sale approved by the Special Hazard Insurer, the amount that the Special Hazard Insurer will pay will be the amount under (ii) above reduced by the net proceeds of the sale of the property. If the unpaid principal balance plus accrued interest and certain expenses is paid by the Special Hazard Insurer, the amount of further coverage under the related Special Hazard Insurance Policy will be reduced by such amount less any net proceeds from the sale of the property. Any amount paid as the cost of repair of the property will further reduce coverage by such amount. Restoration of the property with the proceeds described under
(i) above will satisfy the condition under each Mortgage Pool Insurance Policy that the property be restored before a claim under such policy may be validly presented with respect to the defaulted Mortgage Loan secured by such property. The payment described under (ii) above will render presentation of a claim in respect of such Mortgage Loan under the related Mortgage Pool Insurance Policy unnecessary. Therefore, so long as a Mortgage Pool Insurance Policy remains in effect, the payment by the insurer under a Special Hazard Insurance Policy of the cost of repair or of the unpaid principal balance of the related Mortgage Loan plus accrued interest and certain expenses will not affect the total
Insurance Proceeds paid to Certificateholders, but will affect the relative amounts of coverage remaining under the related Special Hazard Insurance Policy and Mortgage Pool Insurance Policy.


Bankruptcy Bonds

         In the event of a personal bankruptcy of a Mortgagor, a bankruptcy court may establish the value of the Mortgaged Property of such Mortgagor (and, if specified in the related Prospectus Supplement, any related Additional Collateral) at an amount less than the then outstanding principal balance of the Mortgage Loan secured by such Mortgaged Property (such difference, a "Deficient Valuation"). The amount of the secured debt could then be reduced to such value, and, thus, the holder of such Mortgage Loan would become an unsecured creditor to the extent the outstanding principal balance of such Mortgage Loan exceeds the value assigned to the Mortgaged Property (and any related Additional Collateral) by the bankruptcy court. In addition, certain other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding, including a reduction in the amount of the Monthly Payment on the related Mortgage Loan (a "Debt Service Reduction"). See "Certain Legal Aspects of Mortgage Loans and Related Matters--Anti-Deficiency Legislation and Other Limitations on Lenders." Any Bankruptcy Bond to provide coverage for Bankruptcy Losses resulting from proceedings under the federal Bankruptcy Code obtained for a Trust Fund will be issued by an insurer named in the related Prospectus Supplement. The level of coverage under each Bankruptcy Bond will be set forth in the related Prospectus Supplement.

Reserve Funds

         If so specified in the related Prospectus Supplement, the Company will deposit or cause to be deposited in an account (a "Reserve Fund") any combination of cash or Permitted Investments in specified amounts, or any other instrument satisfactory to the Rating Agency or Agencies, which will be applied and maintained in the manner and under the conditions specified in the related Pooling and Servicing Agreement. In the alternative or in addition to such deposit, to the extent described in the related Prospectus Supplement, a Reserve Fund may be funded through application of all or a portion of amounts otherwise payable on any related Certificates, from the Excess Spread, Excluded Spread or otherwise. To the extent that the funding of the Reserve Fund is dependent on amounts otherwise payable on related Certificates, Excess Spread, Excluded Spread or other cash flows attributable to the related Mortgage Loans or on reinvestment income, the Reserve Fund may provide less coverage than initially expected if the cash flows or reinvestment income on which such funding is dependent are lower than anticipated. With respect to any series of Certificates as to which credit enhancement includes a Letter of Credit, if so specified in the related Prospectus Supplement, under certain circumstances the remaining amount of the Letter of Credit may be drawn by the Trustee and deposited in a Reserve Fund. Amounts in a Reserve Fund may be distributed to Certificateholders, or applied to reimburse the Master Servicer for outstanding Advances, or may be used for other purposes, in the manner and to the extent specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, amounts in a Reserve Fund may be available only to cover specific types of losses, or losses on specific Mortgage Loans. Unless otherwise specified in the related Prospectus Supplement, any such Reserve Fund will not be deemed to be part of the related Trust Fund. A Reserve Fund may provide coverage to more than one series of Certificates, if set forth in the related Prospectus Supplement.

         Unless otherwise specified in the related Prospectus Supplement, the Trustee will have a perfected security interest for the benefit of the Certificateholders in the assets in the Reserve Fund. However, to the extent that the Company, any affiliate thereof or any other entity has an interest in any Reserve Fund, in the event of the bankruptcy, receivership or insolvency of such entity, there could be delays in withdrawals from the Reserve Fund and the corresponding payments to the Certificateholders. Such delays could adversely affect the yield to investors on the related Certificates.

         Amounts deposited in any Reserve Fund for a series will be invested in Permitted Investments by, or at the direction of, and for the benefit of the Master Servicer or any other person named in the related Prospectus Supplement.


Certificate Insurance Policies; Surety Bonds

         If so specified in the related Prospectus Supplement, the Company may obtain one or more certificate insurance policies (each, a "Certificate Insurance Policy") or guaranties or one or more surety bonds (each, a "Surety Bond"), issued by insurers or other parties acceptable to the Rating Agency or Agencies rating the Certificates offered, as specified in the related Prospectus Supplement, insuring the holders of one or more classes of Certificates the payment of amounts due in accordance with the terms of such class or classes of Certificates. Any Certificate Insurance Policy, Surety Bond or guaranty will have the characteristics described in, and will be subject to such limitations and exceptions set forth in, the related Prospectus Supplement.


Maintenance of Credit Enhancement

         If credit enhancement has been obtained for a series of Certificates, the Master Servicer will be obligated to exercise its best reasonable efforts to keep or cause to be kept such credit enhancement in full force and effect throughout the term of the applicable Pooling and Servicing Agreement, unless coverage thereunder has been exhausted through payment of claims or otherwise, or substitution therefor is made as described below under "--Reduction or Substitution of Credit Enhancement." The Master Servicer, on behalf of itself, the Trustee and Certificateholders, will be required to provide information required for the Trustee to draw under any applicable credit enhancement.

         In the event the related insurer ceases to be a "Qualified Insurer" because it ceases to be qualified under applicable law to transact such insurance business or coverage is terminated for any reason other than exhaustion of such coverage, the Master Servicer will use its best reasonable efforts to obtain from another Qualified Insurer a comparable replacement insurance policy with a total coverage equal to the then outstanding coverage of such policy. If the cost of the replacement policy is greater than the cost of such policy, the coverage of the replacement policy will, unless otherwise agreed to by the Company, be reduced to a level such that its premium rate does not exceed the premium rate on the original insurance policy. In the event that a Pool Insurer ceases to be a Qualified Insurer because it ceases to be approved as an insurer by the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae") or any successor entity, the Master Servicer will review, not less often than monthly, the financial condition of such Pool Insurer with a view toward determining whether recoveries under the Mortgage Pool Insurance Policy are jeopardized for reasons related to the financial condition of the Pool Insurer. If the Master Servicer determines that recoveries are so jeopardized, it will exercise its best reasonable efforts to obtain from another Qualified Insurer a replacement insurance policy as described above, subject to the same cost limit. Any losses in market value of the Certificates associated with any reduction or withdrawal in rating by an applicable Rating Agency shall be borne by the Certificateholders.

         If any property securing a defaulted Mortgage Loan is damaged and proceeds, if any, from the related hazard insurance policy or any applicable Special Hazard Insurance Policy are insufficient to restore the damaged property to a condition sufficient to permit recovery under any Letter of Credit, Mortgage Pool Insurance Policy or any related

Primary Insurance Policy, the Master Servicer is not required to expend its own funds to restore the damaged property unless it determines (i) that such restoration will increase the proceeds to one or more classes of Certificateholders on liquidation of the Mortgage Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it through Liquidation Proceeds or Insurance Proceeds. If recovery under any Letter of Credit, Mortgage Pool Insurance Policy, other credit enhancement or any related Primary Insurance Policy is not available because the Master Servicer has been unable to make the above determinations, has made such determinations incorrectly or recovery is not available for any other reason, the Master Servicer is nevertheless obligated to follow such normal practices and procedures (subject to the preceding sentence) as it deems necessary or advisable to realize upon the defaulted Mortgage Loan and in the event such determination has been incorrectly made, is entitled to reimbursement of its expenses in connection with such restoration.


Reduction or Substitution of Credit Enhancement

         Unless otherwise specified in the Prospectus Supplement, the amount of credit support provided with respect to any series of Certificates and relating to various types of losses incurred may be reduced under certain specified circumstances. In most cases, the amount available as credit support will be subject to periodic reduction on a non- discretionary basis in accordance with a schedule or formula set forth in the related Pooling and Servicing Agreement. Additionally, in most cases, such credit support may be replaced, reduced or terminated, and the formula used in calculating the amount of coverage with respect to Bankruptcy Losses, Special Hazard Losses or Fraud Losses may be
changed, without the consent of the Certificateholders, upon the written assurance from each applicable Rating Agency that the then-current rating of the related series of Certificates will not be adversely affected thereby. Furthermore, in the event that the credit rating of any obligor under any applicable credit enhancement is downgraded, the credit rating of each class of the related Certificates may be downgraded to a corresponding level, and, unless otherwise specified in the related Prospectus Supplement, neither the Master Servicer nor the Company will be obligated to obtain replacement credit support in order to restore the rating of the Certificates. The Master Servicer will also be permitted to replace such credit support with other credit enhancement instruments issued by obligors whose credit ratings are equivalent to such downgraded level and in lower amounts which would satisfy such downgraded level, provided that the then-current rating of each class of the related series of Certificates is maintained. Where the credit support is in the form of a Reserve Fund, a permitted reduction in the amount of credit enhancement will result in a release of all or a portion of the assets in the Reserve Fund to the Company, the Master Servicer or such other person that is entitled thereto. Any assets so released and any amount by which the credit enhancement is reduced will not be available for distributions in future periods.


             OTHER FINANCIAL OBLIGATIONS RELATED TO THE CERTIFICATES

Swaps and Yield Supplement Agreements

         The Trustee on behalf of the Trust may enter into interest rate swaps and related caps, floors and collars to minimize the risk of Certificateholders from adverse changes in interest rates (collectively, "Swaps"), and other yield supplement agreements or similar yield maintenance arrangements that do not involve swap agreements or other notional principal contracts (collectively, "Yield Supplement Agreements").

         An   interest   rate  Swap  is  an   agreement   between   two  parties
("Counterparties") to exchange a stream of interest payments on an agreed hypothetical or "notional" principal amount. No principal amount is exchanged between the Counterparties to an interest rate Swap. In the typical Swap, one party agrees to pay a fixed rate on a notional principal amount, while the Counterparty pays a floating rate based on one or more reference interest rates such as the London Interbank Offered Rate ("LIBOR"), a specified bank's prime rate or U.S. Treasury Bill rates. Interest rate Swaps also permit Counterparties to exchange a floating rate obligation based upon one reference interest rate (such as LIBOR) for a floating rate obligation based upon another referenced interest rate (such as U.S. Treasury Bill rates).

         The Swap market has grown substantially in recent years with a significant number of banks and financial service firms acting both as prinicpals and as agents utilizing standardized Swap documentation. Caps, floors and collars are more recent innovations, and they are less liquid than other Swaps.

         Yield Supplement Agreements may be entered into to supplement the interest rate or other rates on one or more classes of the Certificates of any series.

         There can be no assurance that the Trust will be able to enter into or offset Swaps or enter into Yield Supplement Agreements at any specific time or at prices or on other terms that are advantageous. In addition, although the terms of the Swaps and Yield Supplement Agreements may provide for termination under certain circumstances, there can be no assurance that the Trust will be able to terminate a Swap or Yield Supplement Agreement when it would be economically advantageous to the Trust Fund to do so.

Purchase Obligations

         Certain types of Mortgage Loans and certain classes of Certificates of any series, as specified in the related Prospectus Supplement, may be subject to a purchase obligation (a "Purchase Obligation") that would become applicable on one or more specified dates, or upon the ocurrence of one or more specified events, or on demand made by or on behalf of the applicable Certificateholders. A Purchase Obligation may be in the form of a conditional or unconditional purchase commitment, liquidity facility, remarketing agreement, maturity guaranty, put option or demand

[TPW: NY01:609487.3] 16069-00418  11/03/97 04:15PM
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feature. The terms and conditions of each Purchase Obligation, including the purchase price, timing and payment procedure, will be described in the related Prospectus Supplement. A Purchase Obligation with respect to Mortgage Loans may apply to those Mortgage Loans or to the related Certificates. Each Purchase Obligation may be a secured or unsecured obligation of the provider thereof, which may include a bank or other financial institution or an insurance company. Each Purchase Obligation will be evidenced by an instrument delivered to the Trustee for the benefit of the applicable Certificateholders of the related series. Unless otherwise specified in the related Prospectus Supplement, each Purchase Obligation with respect to Mortgage Loans will be payable solely to the Trustee for the benefit of the Certificateholders of the related series. Other Purchase Obligations may be payable to the Trustee or directly to the holders of the Certificates to which such obligation relate.

                      INSURANCE POLICIES ON MORTGAGE LOANS

         Each Mortgage Loan will be required to be covered by a hazard insurance policy (as described below) and, in certain cases, a Primary Insurance Policy or an alternative form of coverage, as described below. The descriptions of any insurance policies set forth in this Prospectus or any Prospectus Supplement and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to such forms of policies.

Primary Mortgage Insurance Policies

         Unless otherwise specified in the related Prospectus Supplement, (i) each Mortgage Loan having a Loan-to- Value Ratio at origination of over 80% generally will be covered by a primary mortgage guaranty insurance policy (a "Primary Insurance Policy") insuring against default on such Mortgage Loan up to an amount set forth in the related Prospectus Supplement, unless and until the principal balance of the Mortgage Loan is reduced to a level that would produce a Loan-to-Value Ratio equal to or less than 80%, and (ii) the Company will represent and warrant that, to the best of the Company's knowledge, such Mortgage Loans are so covered. Alternatively, coverage of the type that would be provided by a Primary Insurance Policy if obtained may be provided by another form of credit enhancement as described herein under "Description of Credit Enhancement." However, the foregoing standard may vary significantly depending on the characteristics of the Mortgage Loans and the applicable underwriting standards. A Mortgage Loan will not be considered to be an exception to the foregoing standard if no Primary Insurance Policy was obtained at origination but the Mortgage Loan has amortized to an 80% or less Loan-to-Value Ratio level as of the applicable Cutoff Date. Unless otherwise specified in the Prospectus Supplement, the Company will have the ability to cancel any Primary Insurance Policy if the Loan-to-Value Ratio of the Mortgage Loan is reduced to 80% or less (or a lesser specified percentage) based on an appraisal of the Mortgaged Property after the related Closing Date or as a result of principal payments that reduce the principal balance of the Mortgage Loan after such Closing Date. Mortgage Loans which are subject to negative amortization will only be covered by a Primary Insurance Policy if such coverage was so required upon their origination, notwithstanding that subsequent negative amortization may cause such Mortgage Loan's Loan-to-Value Ratio (based on the then-current balance) to subsequently exceed the limits which would have required such coverage upon their origination. Primary Insurance Policies may be required to be obtained and paid for by the Mortgagor, or may be paid for by the Servicer.

         While the terms and conditions of the Primary Insurance Policies issued by one primary mortgage guaranty insurer (a "Primary Insurer") will differ generally from those in Primary Insurance Policies issued by other Primary
Insurers, each Primary Insurance Policy generally will pay either: (i) the insured percentage of the loss on the related Mortgaged Property; (ii) the entire amount of such loss, after receipt by the Primary Insurer of good and merchantable title to, and possession of, the Mortgaged Property; or (iii) at the option of the Primary Insurer under certain Primary Insurance Policies, the sum of the delinquent monthly payments plus any advances made by the insured, both to the date of the claim payment and, thereafter, monthly payments in the amount that would have become due under the Mortgage Loan if it had not been discharged plus any advances made by the insured until the earlier of (a) the date the Mortgage Loan would have been discharged in full if the default had not occurred or (b) an approved sale. The amount of the loss as calculated under a Primary Insurance Policy covering a Mortgage Loan will generally consist of the unpaid principal amount of such Mortgage Loan and accrued and unpaid interest thereon and reimbursement of certain expenses, less (i) rents or other payments received by the insured (other than the proceeds of hazard insurance) that are derived from the related Mortgaged Property, (ii) hazard insurance proceeds received by the insured in excess of the amount required to restore such Mortgaged Property and which have not been applied to the payment of the Mortgage Loan, (iii) amounts expended but not approved by the Primary Insurer,
(iv) claim payments previously made on such Mortgage Loan and (v) unpaid premiums and certain other amounts.

         As conditions precedent to the filing or payment of a claim under a Primary Insurance Policy, in the event of default by the Mortgagor, the insured will typically be required, among other things, to: (i) advance or discharge (a) hazard insurance premiums and (b) as necessary and approved in advance by the Primary Insurer, real estate taxes, protection and preservation expenses and foreclosure and related costs; (ii) in the event of any physical loss or damage to the Mortgaged Property, have the Mortgaged Property restored to at least its condition at the effective date of the Primary Insurance Policy (ordinary wear and tear excepted); and (iii) tender to the Primary Insurer good and merchantable title to, and possession of, the Mortgaged Property.

         For any Certificates offered hereunder, the Master Servicer will maintain or cause each Subservicer to maintain, as the case may be, in full force and effect and to the extent coverage is available a Primary Insurance Policy with regard to each Mortgage Loan for which such coverage is required under the standard described above (unless an exception to such standard applies or alternate credit enhancement is provided as described in the related Prospectus Supplement), provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and was not the subject of a Primary Insurance Policy

(and was not included in any exception to such standard or covered by alternate credit enhancement as described in the related Prospectus Supplement) and that such Mortgage Loan has a then current Loan-to-Value Ratio in excess of 80%, then the Master Servicer is required to use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price.


Standard Hazard Insurance on Mortgaged Properties

         The terms of the Mortgage Loans (other than Cooperative Loans) require each Mortgagor to maintain a hazard insurance policy covering the related Mortgaged Property and providing for coverage at least equal to that of the standard form of fire insurance policy with extended coverage customary in the state in which the property is located. Such coverage generally will be in an amount equal to the lesser of the principal balance of such Mortgage Loan or 100% of the insurable value of the improvements securing the Mortgage Loan. The Pooling and Servicing Agreement will provide that the Master Servicer or Servicer shall cause such hazard policies to be maintained or shall obtain a blanket policy insuring against losses on the Mortgage Loans. The ability of the Master Servicer to ensure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy and under any flood insurance policy referred to below, or upon the extent to which information in this regard is furnished to the Master Servicer by Mortgagors or Subservicers.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm, hail, riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. The policies relating to the Mortgage Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws. Such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. Where the improvements securing a Mortgage Loan are located in a federally designated flood area at the time of origination of such Mortgage Loan, the Pooling and Servicing Agreement generally requires the Master Servicer to cause to be maintained for each such Mortgage Loan serviced, flood insurance (to the extent available) in an amount equal in general to the lesser of the amount required to compensate for any loss or damage on a replacement cost basis or the maximum insurance available under the federal flood insurance program.

         The hazard insurance policies covering the Mortgaged Properties typically contain a co-insurance clause which in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of
(i) the replacement cost of the improvements damaged or destroyed less physical depreciation or (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

         Since the amount of hazard insurance that Mortgagors are required to maintain on the improvements securing the Mortgage Loans may decline as the principal balances owing thereon decrease, and since residential properties have historically appreciated in value over time, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss. See "Subordination" above for a description of when subordination is provided, the protection (limited to the Special Hazard Amount as described in the related Prospectus Supplement) afforded by such subordination, and "Description of Credit Enhancement--Special Hazard Insurance Policies" for a description of the limited protection afforded by any Special Hazard Insurance Policy against losses occasioned by hazards which are otherwise uninsured against.


                                   THE COMPANY

         The Company is an indirect wholly-owned subsidiary of GMAC Mortgage, which is a wholly-owned subsidiary of General Motors Acceptance Corporation. The Company was incorporated in the State of Delaware on January 25, 1985. The Company was organized for the purpose of serving as a private secondary mortgage market conduit. The Company anticipates that it will in many cases have acquired Mortgage Loans indirectly through Residential Funding, which is also an indirect wholly-owned subsidiary of GMAC Mortgage. The Company does not have, nor is it expected in the future to have, any significant assets.

         The Certificates do not represent an interest in or an obligation of the Company. The Company's only obligations with respect to a series of Certificates will be pursuant to certain limited representations and warranties made by the Company or as otherwise provided in the related Prospectus Supplement.

         The Company maintains its principal office at 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437. Its telephone number is
(612) 832-7000.


                         RESIDENTIAL FUNDING CORPORATION

         Unless otherwise specified in the related Prospectus Supplement, Residential Funding, an affiliate of the Company, will act as the Master Servicer or Manager for a series of Certificates.

         Residential Funding buys conventional mortgage loans under several loan purchase programs from mortgage loan originators or sellers nationwide, including affiliates, that meet its seller/servicer eligibility requirements and services mortgage loans for its own account and for others. Residential Funding's principal executive offices are located at 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437. Its telephone number is
(612) 832-7000. Residential Funding conducts operations from its headquarters in Minneapolis and from offices located in California, New York, Florida, Georgia and Maryland.

         Residential Funding's delinquency, foreclosure and loan loss experience as of the end of the most recent calendar quarter for which such information is available on the portfolio of loans master serviced by it that were originated under its modified loan purchase criteria will be summarized in each Prospectus Supplement relating to a Mortgage Pool master serviced by it. There can be no assurance that such experience will be representative of the results that may be experienced with respect to any particular series of Certificates.


                       THE POOLING AND SERVICING AGREEMENT

         As described above under "Description of the Certificates--General," each series of Certificates will be issued pursuant to a Pooling and Servicing Agreement as described in that section. The following summaries describe certain additional provisions common to each Pooling and Servicing Agreement.


Servicing and Other Compensation and Payment of Expenses

         The principal servicing compensation to be paid to the Master Servicer in respect of its master servicing activities for each series of Certificates will be equal to the percentage per annum described in the related Prospectus Supplement (which may vary under certain circumstances) of the outstanding principal balance of each Mortgage Loan, and such compensation will be retained by it from collections of interest on such Mortgage Loan in the related Trust Fund (after provision has been made for the payment of interest at the applicable Pass-Through Rate or Net Mortgage Rate, as the case may be, to Certificateholders and for the payment of any Excess Spread or Excluded Spread) at the time such collections are deposited into the applicable Custodial Account. Notwithstanding the foregoing, with respect to a series of Certificates as to which the Trust Fund includes Mortgage Securities, the compensation payable to the Master Servicer or Manager for servicing and administering such Mortgage Securities on behalf of the holders of such Certificates may be based on a percentage per annum described in the related Prospectus Supplement of the outstanding balance of such Mortgage Securities and may be retained from distributions of interest thereon, if so specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, as compensation for its servicing duties, a Subservicer or, if there is no Subservicer, the Master Servicer will be entitled to a monthly servicing fee as described in the related Prospectus Supplement, which may vary under certain circumstances from the amounts described in the Prospectus Supplement. Certain Subservicers may also receive additional compensation in the amount of all or a portion of the interest due and payable on the applicable Mortgage Loan which is over and above the interest rate specified at the time the Company or Residential Funding, as the case may be, committed to purchase the Mortgage Loan. See "Mortgage Loan Program--Subservicing by Sellers." Subservicers will be required to pay to the Master Servicer an amount equal to one month's interest (net of its servicing or other compensation) on the amount of any partial Principal Prepayment. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will retain such amounts to the extent collected from Subservicers. In addition, the Master Servicer or a Subservicer will retain all prepayment charges, assumption fees and late payment charges, to the extent collected from Mortgagors, and any benefit which may accrue as a result of the investment of funds in the Custodial Account or the applicable Certificate Account (unless otherwise specified in the related Prospectus Supplement) or in a Subservicing Account, as the case may be. In addition, certain reasonable duties of the Master Servicer may be performed by an affiliate of the Master Servicer who will be entitled to compensation therefor.

         The Master Servicer will pay or cause to be paid certain ongoing expenses associated with each Trust Fund and incurred by it in connection with its responsibilities under the Pooling and Servicing Agreement, including, without limitation, payment of any fee or other amount payable in respect of any alternative credit enhancement arrangements, payment of the fees and disbursements of the Trustee, any custodian appointed by the Trustee, the Certificate Registrar and any Paying Agent, and payment of expenses incurred in enforcing the obligations of Subservicers and Sellers. The Master Servicer will be entitled to reimbursement of expenses incurred in enforcing the obligations of Subservicers and Sellers under certain limited circumstances. In addition, as indicated in the preceding section, the Master Servicer will be entitled to reimbursements for certain expenses incurred by it in connection with Liquidated Mortgage Loans and in connection with the restoration of Mortgaged Properties, such right of reimbursement being prior to the rights of Certificateholders to receive any related Liquidation Proceeds (including Insurance Proceeds).


Evidence as to Compliance

         Each Pooling and Servicing Agreement will provide that the Master Servicer will, with respect to each series of Certificates, deliver to the Trustee, on or before the date in each year specified in the related Pooling and Servicing Agreement, an officer's certificate stating that (i) a review of the activities of the Master Servicer during the preceding calendar year relating to its servicing of mortgage loans and its performance under pooling and servicing agreements, including such Pooling and Servicing Agreement has been made under the supervision of such officer, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all its obligations under such Pooling and Servicing Agreement throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of any such obligation, such statement shall include a description of such noncompliance or specify each such default known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof. In addition, each Pooling and Servicing Agreement will provide that the Master Servicer will cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a report stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, on comparable statements prepared in connection with examinations conducted in similar manners.


Certain Matters Regarding the Master Servicer and the Company

         The Pooling and Servicing Agreement for each series of Certificates will provide that the Master Servicer may not resign from its obligations and duties thereunder except upon a determination that performance of such duties is no longer permissible under applicable law or except in connection with a permitted transfer of servicing. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Pooling and Servicing Agreement.

         Each Pooling and Servicing Agreement will also provide that, except as set forth below, neither the Master Servicer, the Company, nor any director, officer, employee or agent of the Master Servicer or the Company will be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Pooling and Servicing Agreement, or for errors in judgment; provided, however, that neither the Master Servicer, the Company, nor any such person will be protected against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties thereunder. Each Pooling and Servicing Agreement will further provide that the Master Servicer, the Company, and any director, officer, employee or agent of the Master Servicer or the Company is entitled to indemnification by the Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Pooling and Servicing Agreement or the related series of Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except any such loss, liability or expense otherwise reimbursable pursuant to the Pooling and Servicing Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, each Pooling and Servicing Agreement will provide that neither the Master Servicer nor the Company will be under any obligation to appear in, prosecute or defend any legal or administrative action that is not incidental to its respective duties under the Pooling and Servicing Agreement and which in its opinion may involve it in any expense or liability. The Master Servicer or the Company may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Pooling and Servicing Agreement and the rights and duties of the parties thereto and the interests of the Certificateholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Fund and the Master Servicer or the Company, as the case may be, will be entitled to be reimbursed therefor out of funds otherwise distributable to Certificateholders.

         Any person into which the Master Servicer may be merged or consolidated, any person resulting from any merger or consolidation to which the Master Servicer is a party or any person succeeding to the business of the Master Servicer will be the successor of the Master Servicer under the Pooling and Servicing Agreement, provided that (i) such person is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac and (ii) such merger, consolidation or succession does not adversely affect the then-current rating of the classes of Certificates of the related series that have been rated. In addition, notwithstanding the prohibition on its resignation, the Master Servicer may assign its rights under a Pooling and Servicing Agreement to any person to whom the Master Servicer is transferring a substantial portion of its mortgage servicing portfolio, provided clauses (i) and (ii) above are satisfied and such person is reasonably satisfactory to the Company and the Trustee. In the case of any such assignment, the Master Servicer will be released from its obligations under such Pooling and Servicing Agreement, exclusive of liabilities and obligations incurred by it prior to the time of such assignment.


Events of Default

         Events of Default under the Pooling and Servicing Agreement in respect of a series of Certificates, unless otherwise specified in the Prospectus
Supplement, will include, without limitation, (i) any failure by the Master Servicer to make a required deposit to the Certificate Account or, if the Master Servicer is the Paying Agent, to distribute to the holders of any class of Certificates of such series any required payment which continues unremedied for five days after the giving of written notice of such failure to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the holders of Certificates of such class evidencing not less than 25% of the aggregate Percentage Interests constituting such class; (ii) any failure by the Master Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Pooling and Servicing Agreement with respect to such series of Certificates which continues unremedied for 30 days (15 days in the case of a failure to pay the premium for any insurance policy which is required to be maintained under the Pooling and Servicing Agreement) after the giving of written notice of such failure to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the holders of any class of Certificates of such series evidencing not less than 25% of the aggregate
Percentage Interests constituting such class; and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings regarding the Master Servicer and certain actions by the Master Servicer indicating its insolvency or inability to pay its obligations. A default pursuant to the terms of any Mortgage Securities included in any Trust Fund will not constitute an Event of Default under the related Pooling and Servicing Agreement.


Rights Upon Event of Default

         So long as an Event of Default remains unremedied, either the Company or the Trustee may, and, at the direction of the holders of Certificates evidencing not less than 51% of the aggregate voting rights in the related Trust Fund (except as otherwise provided for in the related Pooling and Servicing Agreement with respect to the Credit Enhancer) the Trustee shall, by written notification to the Master Servicer and to the Company or the Trustee, as applicable, terminate all of the rights and obligations of the Master Servicer under the Pooling and Servicing Agreement (other than any rights of the Master Servicer as Certificateholder) covering such Trust Fund and in and to the Mortgage Loans and the proceeds thereof, whereupon the Trustee or, upon notice to the Company and with the Company's consent, its designee will succeed to all responsibilities, duties and liabilities of the Master Servicer under such Pooling and Servicing Agreement (other than the obligation to purchase Mortgage Loans under certain circumstances) and will be entitled to similar compensation arrangements. In the event that the Trustee would be obligated to succeed the Master Servicer but is unwilling so to act, it may appoint (or if it is unable so to act, it shall appoint) or petition a court of competent jurisdiction for the appointment of, a Fannie Mae- or Freddie Mac-approved mortgage servicing institution with a net worth of at least $10,000,000 to act as successor to the Master Servicer under the Pooling and Servicing Agreement (unless otherwise set forth in the Pooling and Servicing Agreement). Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation to the initial Master Servicer under the Pooling and Servicing Agreement.

         No Certificateholder will have any right under a Pooling and Servicing Agreement to institute any proceeding with respect to such Pooling and Servicing Agreement (except as otherwise provided for in the related Pooling and Servicing Agreement with respect to the Credit Enhancer) unless such holder previously has given to the Trustee written notice of default and the continuance thereof and unless the holders of Certificates of any class evidencing not less than 25% of the aggregate Percentage Interests constituting such class have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for 60 days after receipt of such request and indemnity has neglected or refused to institute any such proceeding. However, the Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Pooling and Servicing Agreement or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Certificates covered by such Pooling and Servicing Agreement, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.


Amendment

         Each Pooling and Servicing Agreement may be amended by the Company, the Master Servicer and the Trustee, without the consent of the related Certificateholders (i) to cure any ambiguity; (ii) to correct or supplement any provision therein which may be inconsistent with any other provision therein or to correct any error; (iii) to change the timing and/or nature of deposits in the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained (except that (a) the Certificate Account Deposit Date may not occur later than the related Distribution Date, (b) such change may not adversely affect in any material respect the interests of any Certificateholder, as evidenced by an opinion of counsel, and (c) such change may not adversely affect the then-current rating of any rated classes of Certificates, as evidenced by a letter from each applicable Rating Agency as specified in the related Prospectus Supplement; (iv) if a REMIC election has been made with respect to the related Trust Fund, to modify, eliminate or add to any of its provisions (a) to the extent necessary to maintain the qualification of the Trust Fund as a REMIC or to avoid or minimize the risk of imposition of any tax on the related Trust Fund, provided that the Trustee has received an opinion of counsel to the effect that (1) such action is necessary or desirable to maintain such qualification or to avoid or minimize such risk, and (2) such action will not adversely affect in any material respect the interests of any, or (b) to modify the provisions regarding the transferability of the REMIC Residual Certificates, provided that the Company has determined that such change would not adversely affect the applicable ratings of any classes of the Certificates, as evidenced by a letter from each applicable Rating Agency as specified in the related Prospectus Supplement, and that any such amendment will not give rise to any tax with respect to the transfer of the REMIC Residual Certificates to a non-permitted transferee; (v) to make any other provisions with respect to matters or questions arising under such Pooling and Servicing Agreement which are not materially inconsistent with the provisions thereof, so long as such action will not adversely affect in any material respect the interests of any

Certificateholder, or (vi) to amend specified provisions that are not material to holders of any class of Certificates offered hereunder.

         The Pooling and Servicing Agreement may also be amended by the Company, the Master Servicer and the Trustee (except as otherwise provided for in the related Pooling and Servicing Agreement with respect to the Credit Enhancer) with the consent of the holders of Certificates of each class affected thereby evidencing, in each case, not less than 66% of the aggregate Percentage Interests constituting such class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Pooling and Servicing Agreement or of modifying in any manner the rights of the related Certificateholders, except that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on a Certificate of any class without the consent of the holder of such Certificate or (ii) reduce the percentage of Certificates of any class the holders of which are required to consent to any such amendment unless the holders of all Certificates of such class have consented to the change in such percentage.

         Notwithstanding the foregoing, if a REMIC election has been made with respect to the related Trust Fund, the Trustee will not be entitled to consent to any amendment to a Pooling and Servicing Agreement without having first received an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a tax on the related Trust Fund or cause such Trust Fund to fail to qualify as a REMIC.


Termination; Retirement of Certificates

         The obligations created by the Pooling and Servicing Agreement for each series of Certificates (other than certain limited payment and notice obligations of the Trustee and the Company, respectively) will terminate upon the payment to the related Certificateholders of all amounts held in the Certificate Account or by the Master Servicer and required to be paid to such Certificateholders following the earlier of (i) the final payment or other liquidation or disposition (or any advance with respect thereto) of the last Mortgage Loan subject thereto and all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company or, if specified in the related Prospectus Supplement, by the holder of the REMIC Residual Certificates (see "Certain Federal Income Tax Consequences" below) from the Trust Fund for such series of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans. In addition to the foregoing, the Master Servicer or the Company may have the option to purchase, in whole but not in part, the Certificates specified in the related Prospectus Supplement in the manner set forth in the related Prospectus Supplement. Upon the purchase of such Certificates or at any time thereafter, at the option of the Master Servicer or the Company, the Mortgage Loans may be sold, thereby effecting a retirement of the Certificates and the termination of the Trust Fund, or the Certificates so purchased may be held or resold by the Master Servicer or the Company. Written notice of termination of the Pooling and Servicing Agreement will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination. If the Certificateholders are permitted to terminate the trust under the applicable Pooling and Servicing Agreement, a penalty may be imposed upon the Certificateholders based upon the fee that would be foregone by the Master Servicer because of such termination.

         Any such purchase of Mortgage Loans and property acquired in respect of Mortgage Loans evidenced by a series of Certificates shall be made at the option of the Master Servicer, the Company or, if applicable, the holder of the REMIC Residual Certificates at the price specified in the related Prospectus Supplement. The exercise of such right will effect early retirement of the Certificates of that series, but the right of any such entity to purchase the Mortgage Loans and related property will be subject to the criteria, and will be at the price, set forth in the related Prospectus Supplement. Such early termination may adversely affect the yield to holders of certain classes of such Certificates. If a REMIC election has been made, the termination of the related Trust Fund will be effected in a manner consistent with applicable federal income tax regulations and its status as a REMIC.


The Trustee

         The Trustee under each Pooling and Servicing Agreement will be named in the related Prospectus Supplement. The commercial bank or trust company serving as Trustee may have normal banking relationships with the Company and/or its affiliates, including Residential Funding.

         The Trustee may resign at any time, in which event the Company will be obligated to appoint a successor trustee. The Company may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Pooling and Servicing Agreement or if the Trustee becomes insolvent. Upon becoming aware of such circumstances, the Company will be obligated to appoint a successor Trustee. The Trustee may also be removed at any time by the holders of Certificates evidencing not less than 51% of the aggregate voting rights in the related Trust Fund. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.


                              YIELD CONSIDERATIONS

         The yield to maturity of a Certificate will depend on the price paid by the holder for such Certificate, the Pass- Through Rate on any such Certificate entitled to payments of interest (which Pass-Through Rate may vary if so specified in the related Prospectus Supplement) and the rate and timing of principal payments (including prepayments, defaults, liquidations and repurchases) on the Mortgage Loans and the allocation thereof to reduce the principal balance of such Certificate (or notional amount thereof, if applicable).

         Each monthly interest payment on a Mortgage Loan will be calculated as one-twelfth of the applicable Mortgage Rate multiplied by the principal balance of such Mortgage Loan outstanding as of the first day of the month prior to the month in which the Distribution Date for the related series of Certificates occurs, after giving effect to the payment of principal due on such first day, subject to any Deferred Interest. The amount of such payments with respect to each Mortgage Loan distributed (or accrued in the case of Deferred Interest or Accrual Certificates) monthly to holders of a class of Certificates entitled to payments of interest will be similarly calculated, unless otherwise specified in the Prospectus Supplement, on the basis of such class's specified percentage of each such payment of interest (or accrual in the case of Accrual Certificates) and will be expressed as a fixed, adjustable or variable Pass-Through Rate payable on the outstanding principal balance or notional amount of such Certificate, or any combination of such Pass- Through Rates, calculated as described herein and in the related Prospectus Supplement. Holders of Strip Certificates or a class of Certificates having a Pass-Through Rate that varies based on the weighted average Mortgage Rate of the underlying Mortgage Loans will be affected by disproportionate prepayments and repurchases of Mortgage Loans having higher Net Mortgage Rates or rates applicable to the Strip Certificates, as applicable.

         The effective yield to maturity to each holder of Certificates entitled to payments of interest will be below that otherwise produced by the applicable Pass-Through Rate and purchase price of such Certificate because, while interest will accrue on each Mortgage Loan from the first day of each month, the distribution of such interest will be made on the 25th day (or, if such day is not a business day, the next succeeding business day) of the month following the month of accrual.

         A class of Certificates may be entitled to payments of interest at a fixed Pass-Through Rate, a variable Pass- Through Rate or adjustable Pass-Through Rate, or any combination of such Pass-Through Rates, each as specified in the related Prospectus Supplement. A variable Pass-Through Rate may be calculated based on the weighted average of the Mortgage Rates (net of servicing fees and any Excess Spread or Excluded Spread) of the related Mortgage Loans (the "Net Mortgage Rate") for the month preceding the Distribution Date. An adjustable Pass-Through Rate may be calculated by reference to an index or otherwise. The aggregate payments of interest on a class of Certificates, and the yield to maturity thereon, will be affected by the rate of payment of principal on the Certificates (or the rate of reduction in the notional amount of Certificates entitled to payments of interest only) and, in the case of Certificates evidencing interests in ARM Loans, by changes in the Net Mortgage Rates on the ARM Loans. See "Maturity and Prepayment Considerations" below. The yield on the Certificates will also be affected by liquidations of Mortgage Loans following Mortgagor defaults and by purchases of Mortgage Loans in the event of breaches of representations made in respect of such Mortgage Loans by the Company, the Master Servicer and others, or conversions of ARM Loans to a fixed interest rate. See "Mortgage Loan Program--Representations by Sellers" and "Descriptions of the Certificates--Assignment of Mortgage Loans" above. In addition, if the index used to determine the Pass-Through Rate for the Certificates is different than the Index applicable to the Mortgage Rates, the yield on the Certificates will be sensitive to changes in the index related to the Pass-Through Rate and the yield on the Certificates may be reduced by application of a cap on the Pass-Through Rate based on the weighted average of the Net Mortgage Rates.

         In general, if a Certificate is purchased at a premium over its face amount and payments of principal on the related Mortgage Loans occur at a rate faster than assumed at the time of purchase, the purchaser's actual yield to maturity will be lower than that anticipated at the time of purchase. Conversely, if a class of Certificates is purchased at a discount from its face amount and payments of principal on the related Mortgage Loans occur at a rate slower than that assumed at the time of purchase, the purchaser's actual yield to maturity will be lower than that originally anticipated. The effect of principal prepayments, liquidations and purchases on yield will be particularly significant in the case of a series of Certificates having a class entitled to payments of interest only or disproportionate payments of interest. Such a class will likely be sold at a substantial premium to its principal balance and any faster than anticipated rate of prepayments will adversely affect the yield to holders thereof. In certain circumstances, rapid prepayments may result in the failure of such holders to recoup their original investment. In addition, the yield to maturity on certain other types of classes of Certificates, including Accrual Certificates, Certificates with a Pass-Through Rate that fluctuates inversely with or at a multiple of an index or certain other classes in a series including more than one class of Certificates, may be relatively more sensitive to the rate of prepayment on the related Mortgage Loans than other classes of Certificates.

         The timing of changes in the rate of principal payments on or repurchases of the Mortgage Loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the underlying Mortgage Loans or a repurchase thereof, the greater will be the effect on an investor's yield to maturity. As a result, the effect on an investor's yield of principal payments and repurchases occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of a series of Certificates would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

         When a full prepayment is made on a Mortgage Loan, the Mortgagor is charged interest on the principal amount of the Mortgage Loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment, at a daily rate determined by dividing the Mortgage Rate by 365. Unless otherwise specified in the related Prospectus Supplement, prepayments in full will reduce the amount of interest distributed in the following month to holders of Certificates entitled to distributions of interest because the resulting Prepayment Interest Shortfall will not be covered by Compensating Interest. See "Description of the Certificates--Prepayment Interest Shortfalls." Unless otherwise specified in the related Prospectus Supplement, a partial prepayment of principal is applied so as to reduce the outstanding principal balance of the related Mortgage Loan as of the first day of the month in which such partial prepayment is received. As a result, unless otherwise specified in the related Prospectus Supplement, the effect of a partial prepayment on a Mortgage Loan will be to reduce the amount of interest distributed to holders of Certificates in the month following the receipt of such partial prepayment by an amount equal to one month's interest at the applicable Pass-Through Rate or Net Mortgage Rate, as the case may be, on the prepaid amount. See "Description of the Certificates--Prepayment Interest Shortfalls." Neither full or partial principal prepayments nor Liquidation Proceeds will be distributed until the Distribution Date in the month following receipt. See "Maturity and Prepayment Considerations."

         The rate of defaults on the Mortgage Loans will also affect the rate and timing of principal payments on the Mortgage Loans and thus the yield on the Certificates. In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. The rate of default on Mortgage Loans which are refinance or limited documentation mortgage loans, and on Mortgage Loans with high Loan-to-Value Ratios, may be higher than for other types of Mortgage Loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the Mortgage Loans will be affected by the general economic condition of the region of the country in which the related Mortgaged Properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values. The risk of loss may also be greater on mortgage loans with Loan-to-Value Ratios greater than 80% and with no Primary Insurance Policies. The yield on any class of Certificates and the timing of principal payments thereon may also be affected by certain modifications or actions that may be approved by the Master Servicer as described herein under "Description of the Certificates--Collection and Other Servicing Practices," in connection with a Mortgage Loan that is in default (or if a default is reasonably foreseeable).

         The risk of loss on Mortgage Loans made on Puerto Rico Mortgage Loans may be greater than on Mortgage Loans that are made to Mortgagors who are United States residents and citizens or that are secured by properties located in the United States. See "Certain Legal Aspects of Mortgage Loans."

         With respect to certain Mortgage Loans including ARM Loans, the Mortgage Rate at origination may be below the rate that would result if the index and margin relating thereto were applied at origination. Under the applicable underwriting standards, the mortgagor under each Mortgage Loan generally will be qualified on the basis of the Mortgage Rate in effect at origination. The repayment of any such Mortgage Loan may thus be dependent on the ability of the mortgagor to make larger monthly payments following the adjustment of the Mortgage Rate. In addition, the periodic increase in the amount paid by the Mortgagor of a Buy-Down Mortgage Loan during or at the end of the applicable Buy-Down Period may create a greater financial burden for the Mortgagor, who might not have otherwise qualified for a mortgage under Residential Funding's underwriting guidelines, and may accordingly increase the risk of default with respect to the related Mortgage Loan.

         The Mortgage Rates on certain ARM Loans subject to negative amortization generally adjust monthly and their amortization schedules adjust less frequently. During a period of rising interest rates as well as immediately after origination (initial Mortgage Rates are generally lower than the sum of the Indices applicable at origination and the related Note Margins), the amount of interest accruing on the principal balance of such Mortgage Loans may exceed the amount of the scheduled monthly payment thereon. As a result, a portion of the accrued interest on negatively amortizing Mortgage Loans may become Deferred Interest which will be added to the principal balance thereof and will bear interest at the applicable Mortgage Rate. The addition of any such Deferred Interest to the principal balance of any related class of Certificates will lengthen the weighted average life thereof and may adversely affect yield to holders thereof. In addition, with respect to certain ARM Loans subject to negative amortization, during a period of declining interest rates, it might be expected that each scheduled monthly payment on such a Mortgage Loan would exceed the amount of scheduled principal and accrued interest on the principal balance thereof, and since such excess will be applied to reduce the principal balance of the related class or classes of Certificates, the weighted average life of such Certificates will be reduced and may adversely affect yield to holders thereof.

         For each Mortgage Pool, if all necessary Advances are made and if there is no unrecoverable loss on any Mortgage Loan, the net effect of each distribution respecting interest will be to pass-through to each holder of a class of Certificates entitled to payments of interest an amount which is equal to one month's interest at the applicable Pass- Through Rate on such class's principal balance or notional balance, as adjusted downward to reflect any decrease in interest caused by any principal prepayments and the addition of any Deferred Interest to the principal balance of any Mortgage Loan. See "Description of the Certificates--Principal and Interest on the Certificates."


                     MATURITY AND PREPAYMENT CONSIDERATIONS

         As indicated above under "The Mortgage Pools," the original terms to maturity of the Mortgage Loans in a given Mortgage Pool will vary depending upon the type of Mortgage Loans included in such Mortgage Pool. The Prospectus Supplement for a series of Certificates will contain information with respect to the types and maturities of the Mortgage Loans in the related Mortgage Pool. Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans may be prepaid without penalty in full or in part at any time. The prepayment experience, the timing and rate of repurchases and the timing and amount of liquidations with respect to the related Mortgage Loans in a Mortgage Pool will affect the life and yield of the related series of Certificates.

         With respect to Balloon Loans, payment of the Balloon Amount (which, based on the amortization schedule of such Mortgage Loans, is expected to be a substantial amount) will generally depend on the Mortgagor's ability to obtain refinancing of such Mortgage Loans or to sell the Mortgaged Property prior to the maturity of the Balloon Loan.

The ability to obtain refinancing will depend on a number of factors prevailing at the time refinancing or sale is required, including, without limitation, real estate values, the Mortgagor's financial situation, prevailing mortgage loan interest rates, the Mortgagor's equity in the related Mortgaged Property, tax laws and prevailing general economic conditions. Unless otherwise specified in the related Prospectus Supplement, neither the Company, the Master Servicer nor any of their affiliates will be obligated to refinance or repurchase any Mortgage Loan or to sell the Mortgaged Property.

         Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The Prospectus Supplement for each series of Certificates may describe one or more such prepayment standards or models and may contain tables setting forth the projected yields to maturity on each class of Certificates and/or the weighted average life of each class of Certificates and the percentage of the original principal amount of each class of Certificates of such series that would be outstanding on specified payment dates for such series based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Mortgage Loans are made at rates corresponding to various percentages of the prepayment standard or model. There is no assurance that prepayment of the Mortgage Loans underlying a series of Certificates will conform to any level of the prepayment standard or model specified in the related Prospectus Supplement.

         A number of factors, including homeowner mobility, economic conditions, changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' equity in the properties securing the mortgages, servicing decisions, enforceability of due-on-sale clauses, mortgage market interest rates, mortgage recording taxes, solicitations and the availability of mortgage funds, and the obtaining of secondary financing by the Mortgagor, may affect prepayment experience. Unless otherwise specified in the related Prospectus Supplement, all Mortgage Loans (other than ARM Loans) will contain due-on-sale provisions permitting the mortgagee to accelerate the maturity of the Mortgage Loan upon sale or certain transfers by the Mortgagor of the underlying Mortgaged Property. Unless the related Prospectus Supplement indicates otherwise, the Master Servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Mortgaged Property and it is entitled to do so under applicable law, provided, however, that the Master Servicer will not take any action in relation to the enforcement of any due-on-sale provision which would adversely affect or jeopardize coverage under any applicable insurance policy. An ARM Loan is assumable under certain conditions if the proposed transferee of the related Mortgaged Property establishes its ability to repay the Mortgage Loan and, in the reasonable judgment of the Master Servicer or the related Subservicer, the security for the ARM Loan would not be impaired by the assumption. The extent to which ARM Loans are assumed by purchasers of the Mortgaged Properties rather than prepaid by the related Mortgagors in connection with the sales of the Mortgaged Properties will affect the weighted average life of the related series of Certificates. See "Description of the Certificates--Collection and Other Servicing Procedures" and "Certain Legal Aspects of Mortgage Loans and Related Matters--Enforceability of Certain Provisions" for a description of certain provisions of the Pooling and Servicing Agreement and certain legal developments that may affect the prepayment experience on the Mortgage Loans.

         In addition, certain Mortgage Securities included in a Mortgage Pool may be backed by underlying Mortgage Loans having differing interest rates. Accordingly, the rate at which principal payments are received on the related Certificates will, to a certain extent, depend on the interest rates on such underlying Mortgage Loans.

         At  the  request  of  the  Mortgagor,   a  Subservicer  may  allow  the
refinancing of a Mortgage Loan in any Trust Fund by accepting prepayments thereon and permitting a new loan secured by a mortgage on the same property. In the event of such a refinancing, the new loan would not be included in the related Trust Fund and, therefore, such refinancing would have the same effect as a prepayment in full of the related Mortgage Loan. A Subservicer or the Master Servicer may, from time to time, implement programs designed to encourage refinancing. Such programs may include, without limitation, modifications of existing loans, general or targeted solicitations, the offering of pre-approved applications, reduced origination fees or closing costs, or other financial incentives. In addition, Subservicers or the Master Servicer may encourage the refinancing of Mortgage Loans, including defaulted Mortgage Loans, that would permit creditworthy borrowers to assume the outstanding indebtedness of such Mortgage Loans.

         All statistics known to the Company that have been compiled with respect to prepayment experience on mortgage loans indicate that while some mortgage loans may remain outstanding until their stated maturities, a substantial number will be paid prior to their respective stated maturities.

         The rate of prepayment with respect to conventional fixed-rate mortgage loans has fluctuated significantly in recent years. For example, published principal balance information for Freddie Mac and Fannie Mae securities backed by conventional fixed-rate mortgage loans indicates that the prepayment rates for such mortgage securities were substantially lower during the high interest rate climate prevailing during 1980, 1981 and early 1982 than the prepayment rates during 1985 and 1986 when prevailing interest rates declined. In general, if interest rates fall below the Mortgage Rates on fixed-rate Mortgage Loans, the rate of prepayment would be expected to increase. The Company is not aware of any historical prepayment experience with respect to mortgage loans secured by properties located in Puerto Rico and, accordingly, prepayments on such loans may not occur at the same rate or be affected by the same factors as other mortgage loans.

         Although the Mortgage Rates on ARM Loans will be subject to periodic adjustments, such adjustments generally will (i) not increase or decrease such Mortgage Rates by more than a fixed percentage amount on each adjustment date,
(ii) not increase such Mortgage Rates over a fixed percentage amount during the life of any ARM Loan and (iii) be based on an index (which may not rise and fall consistently with mortgage interest rates) plus the related Note Margin (which may be different from margins being used at the time for newly originated adjustable rate mortgage loans). As a result, the Mortgage Rates on the ARM Loans in a Mortgage Pool at any time may not equal the prevailing rates for similar, newly originated adjustable rate mortgage loans. In certain rate environments, the prevailing rates on
fixed-rate   mortgage  loans  may  be  sufficiently   low  in  relation  to  the
then-current Mortgage Rates on ARM Loans that the rate of prepayment may increase as a result of refinancings. There can be no certainty as to the rate of prepayments on the Mortgage Loans during any period or over the life of any series of Certificates.

         Under certain circumstances, the Master Servicer, the Company or, if specified in the related Prospectus Supplement, the holders of the REMIC Residual Certificates may have the option to purchase the Mortgage Loans in a Trust Fund. See "The Pooling and Servicing Agreement--Termination; Retirement of Certificates."


                     CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

         The following discussion contains summaries of certain legal aspects of mortgage loans that are general in nature. Because such legal aspects are governed in part by state law (which laws may differ substantially from state to state), the summaries do not purport to be complete, to reflect the laws of any particular state or to encompass the laws of all states in which the Mortgaged Properties may be situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans.


The Mortgage Loans

  General

         The Mortgage Loans (other than Cooperative Loans) will be secured by deeds of trust, mortgages or deeds to secure debt depending upon the prevailing practice in the state in which the related Mortgaged Property is located. In some states, a mortgage, deed of trust or deed to secure debt creates a lien upon the real property encumbered by the mortgage. It is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers. Priority with respect to such instruments depends on their terms and in some cases on the terms of separate subordination or inter-creditor agreements, and generally on the order of recordation of the mortgage in the appropriate recording office. There are two parties to a mortgage, the mortgagor, who is the borrower and homeowner, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. In the case of a land trust, there are three parties because title to the property is held by a land trustee under a land trust agreement of which the borrower is the beneficiary; at origination of a mortgage loan, the borrower executes a separate undertaking to make payments on the mortgage note. Although a deed of trust is similar to a mortgage, a deed of trust has three parties: the trustor, who is the borrower/homeowner; the beneficiary, who is the lender; and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A deed to secure debt typically has two parties, pursuant to which the borrower, or grantor, conveys title to the real property to the grantee, or lender, generally with a power of sale, until such time as the debt is repaid. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by the law of the state in which the real property is located, the express provisions of the deed of trust, mortgage or deed to secure debt and, in certain deed of trust, transactions, the directions of the beneficiary.


  Cooperative Loans

         If specified in the Prospectus Supplement relating to a series of Certificates, the Mortgage Loans may include Cooperative Loans. Each debt instrument (a "Cooperative Note") evidencing a Cooperative Loan will be secured by a security interest in shares issued by the related corporation (a "Cooperative") that owns the related apartment building, which is a corporation entitled to be treated as a housing cooperative under federal tax law, and in the related proprietary lease or occupancy agreement granting exclusive rights to occupy a specific dwelling unit in the Cooperative's building. The security agreement will create a lien upon, or grant a security interest in, the Cooperative shares and proprietary leases or occupancy agreements, the priority of which will depend on the terms of the particular security agreement as well as the order of recordation of the agreement (or the filing of the financing statements related thereto) in the appropriate recording office or the taking of possession of the Cooperative shares, depending on the law of the state in which the Cooperative is located. Such a lien or security interest is not, in general, prior to liens in favor of the cooperative corporation for unpaid assessments or common charges.

         Unless otherwise specified in the related Prospectus Supplement, all Cooperative buildings relating to the Cooperative Loans are located in the State of New York. Generally, each Cooperative owns in fee or has a leasehold interest in all the real property and owns in fee or leases the building and all separate dwelling units therein. The Cooperative is directly responsible for property management and, in most cases, payment of real estate taxes, other governmental impositions and hazard and liability insurance. If there is an underlying mortgage (or mortgages) on the Cooperative's building or underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the Cooperative, as mortgagor or lessee, as the case may be, is also responsible for fulfilling such mortgage or rental obligations. An underlying mortgage loan is ordinarily obtained by the Cooperative in connection with either the construction or purchase of the Cooperative's building or the obtaining of capital by the Cooperative. The interest of the occupant under proprietary leases or occupancy agreements as to which that Cooperative is the landlord is generally subordinate to the interest of the holder of an underlying mortgage and to the interest of the holder of a land lease. If the Cooperative is unable to meet the payment obligations (i) arising under an underlying mortgage, the mortgagee holding an underlying mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements or (ii) arising under its land lease, the holder of the landlord's interest under the land lease could terminate it and all subordinate proprietary leases and occupancy agreements. In addition, an underlying mortgage on a Cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the Cooperative to refinance a mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date and the inability of the Cooperative to extend its term or, in the alternative, to purchase the land, could lead to termination of the Cooperative's interest in the property and termination of all proprietary leases and occupancy agreements. In either event, a foreclosure by the holder of an underlying mortgage or the termination of the underlying lease could eliminate or significantly diminish the value of any collateral held by the lender who financed the purchase by an individual tenant-stockholder of shares of the Cooperative or, in the case of the Mortgage Loans, the collateral securing the Cooperative Loans.

         Each Cooperative is owned by shareholders (referred to as tenant-stockholders) who, through ownership of stock or shares in the Cooperative, receive proprietary leases or occupancy agreements which confer exclusive rights to occupy specific dwellings. Generally, a tenant-stockholder of a Cooperative must make a monthly rental payment to the Cooperative pursuant to the proprietary lease, which rental payment represents such tenant-stockholder's pro rata share of the Cooperative's payments for its underlying mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a Cooperative and accompanying occupancy rights may be financed through a Cooperative Loan evidenced by a Cooperative Note and secured by an assignment of and a security interest in the occupancy agreement or proprietary lease and a security interest in the related shares of the related Cooperative. The lender generally takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the Cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the Cooperative Note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of Cooperative shares. See "--Foreclosure on Shares of Cooperatives" below.


Tax Aspects of Cooperative Ownership

         In general, a "tenant-stockholder" (as defined in Section 216(b)(2) of the Code) of a corporation that qualifies as a "cooperative housing corporation" within the meaning of Section 216(b)(1) of the Code is allowed a deduction for amounts paid or accrued within his or her taxable year to the corporation representing his or her proportionate share of certain interest expenses and certain real estate taxes allowable as a deduction under Section 216(a) of the Code to the corporation under Sections 163 and 164 of the Code. In order for a corporation to qualify under Section 216(b)(1) of the Code for its taxable year in which such items are allowable as a deduction to the corporation, such section requires, among other things, that at least 80% of the gross income of the corporation be derived from its tenant-stockholders. By virtue of this requirement, the status of a corporation for purposes of Section 216(b)(1) of the Code must be determined on a year-to-year basis. Consequently, there can be no assurance that Cooperatives relating to the Cooperative Loans will qualify under such section for any particular year. In the event that such a Cooperative fails to qualify for one or more years, the value of the collateral securing any related Cooperative Loans could be significantly impaired because no deduction would be allowable to tenant-stockholders under Section 216(a) of the Code with respect to those years. In view of the significance of the tax benefits accorded tenant-stockholders of a corporation that qualifies under Section 216(b)(1) of the Code, the likelihood that such a failure would be permitted to continue over a period of years appears remote.


  Foreclosure on Mortgage Loans

         Although a deed of trust or a deed to secure debt may also be foreclosed by judicial action, foreclosure of a deed of trust or a deed to secure debt is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust which authorizes the trustee or lender, as applicable, to sell the property upon any default by the borrower under the terms of the note or deed of trust. In addition to any notice requirements contained in a deed of trust, in some states, the trustee must record a notice of default and send a copy to the borrower/trustor and to any person who has recorded a request for a copy of notice of default and notice of sale. In addition, in some states, the trustee or lender, as applicable, must provide notice to any other individual having an interest of record in the real property, including any junior lienholders. If the deed of trust is not reinstated within a specified period, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some states" laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the real property.

         Foreclosure of a mortgage generally is accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure may result from difficulties in locating and serving necessary parties, including borrowers located outside the jurisdiction in which the mortgaged property is located. If the mortgagee's right to foreclose is contested, the legal proceedings necessary to resolve the issue can be time-consuming.

         In some states, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, in such states, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation.

         In the case of foreclosure under a mortgage, a deed of trust or deed to secure debt, the sale by the referee or other designated officer or by the trustee is a public sale. However, because of the difficulty a potential buyer at the sale may have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the property at a foreclosure sale. Rather, it is common for the lender to purchase the property from the trustee or referee for a credit bid less than or equal to the unpaid principal amount of the mortgage or deed of trust, accrued and unpaid interest and the expense of foreclosure, in which case the mortgagor's debt will be extinguished unless the lender purchases the property for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment and such remedy is available under state law and the related loan documents. In the same states, there is a statutory minimum purchase price which the lender may offer for the property and generally, state law controls the amount of foreclosure costs and expenses, including attorneys' fees, which may be recovered by a lender. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance, paying taxes and making such repairs at its own expense as are necessary to render the property suitable for sale. Generally, the lender will obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property and, in some states, the lender may be entitled to a deficiency judgment. In some cases, a deficiency judgment may be pursued in lieu of foreclosure. Any loss may be reduced by the receipt of any mortgage insurance proceeds or other forms of credit enhancement for a series of Certificates. See "Description of Credit Enhancement."

  Foreclosure on Mortgaged Properties Located in the Commonwealth of Puerto Rico

         Under the laws of the Commonwealth of Puerto Rico the foreclosure of a real estate mortgage usually follows an ordinary "civil action" filed in the Superior Court for the district where the mortgage property is located. If the defendant does not contest the action filed, a default judgment is rendered for the plaintiff and the mortgaged property is sold at public auction, after publication of the sale for two weeks, by posting written notice in three public places in the municipality where the auction will be held, in the tax collection office and in the public school of the municipality where the mortgagor resides, if known. If the residence of the mortgagor is not known, publication in one of the newspapers of general circulation in the Commonwealth of Puerto Rico must be made at least once a week for two weeks. There may be as many as three public sales of the mortgaged property. If the defendant contests the foreclosure, the case may be tried and judgment rendered based on the merits of the case.

         There are no redemption rights after the public sale of a foreclosed property under the laws of the Commonwealth of Puerto Rico. Commonwealth of Puerto Rico law provides for a summary proceeding for the foreclosure of a mortgage, but it is very seldom used because of concerns regarding the validity of such actions. The process may be expedited if the mortgage can obtain the consent of the defendant to the execution of a deed in lieu of foreclosure.

         Under Commonwealth of Puerto Rico law, in the case of the public sale upon foreclosure of a mortgaged property that (a) is subject to a mortgage loan that was obtained for a purpose other than the financing or refinancing of the acquisition, construction or improvement of such property and (b) is occupied by the mortgagor as his principal residence, the mortgagor of such property has a right to be paid the first $1,500 from the proceeds obtained on the public sale of such property. The mortgagor can claim this sum of money from the mortgagee at any time prior to the public sale or up to one year after such sale. Such payment would reduce the amount of sales proceeds available to satisfy the Mortgage Loan and may increase the amount of the loss.

  Foreclosure on Shares of Cooperatives

         The Cooperative shares owned by the tenant-stockholder, together with the rights of the tenant-stockholder under the proprietary lease or occupancy agreement, are pledged to the lender and are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's certificate of incorporation and by-laws, as well as in the proprietary lease or occupancy agreement. The proprietary lease or occupancy agreement, even while pledged, may be cancelled by the Cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the Cooperative's building incurred by such tenant-stockholder. Generally, rent and other obligations and charges arising under a proprietary lease or occupancy agreement which are owed to the Cooperative are made liens upon the shares to which the proprietary lease or occupancy agreement relates. In addition, the proprietary lease or occupancy agreement generally permits the Cooperative to terminate such lease or agreement in the event the borrower defaults in the performance of covenants thereunder. Typically, the lender and the Cooperative enter into a recognition agreement which, together with any lender protection provisions contained in the proprietary lease or occupancy agreement, establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder on its obligations under the proprietary lease or occupancy agreement. A default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

         The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the Cooperative will take no action to terminate such lease or agreement until the lender has been provided with notice of and an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender's lien against proceeds from a sale of the shares and the proprietary lease or occupancy agreement allocated to the dwelling, subject, however, to the Cooperative's right to sums due under such proprietary lease or occupancy agreement or which have become liens on the shares relating to the proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the amount realized upon a sale of the collateral below the outstanding principal balance of the Cooperative Loan and accrued and unpaid interest thereon.

         Recognition agreements also generally provide that in the event the lender succeeds to the tenant-shareholder's shares and proprietary lease or occupancy agreement as the result of realizing upon its collateral for a Cooperative Loan, the lender must obtain the approval or consent of the board of directors of the Cooperative as required by the proprietary lease before transferring the Cooperative shares and assigning the proprietary lease. Such approval or consent is usually based on the prospective purchaser's income and net worth, among other factors, and may significantly reduce the number of potential purchasers, which could limit the ability of the lender to sell and realize upon the value of the collateral. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholder.

         Because of the nature of Cooperative Loans, lenders do not require the tenant-stockholder (i.e., the borrower) to obtain title insurance of any type. Consequently, the existence of any prior liens or other imperfections of title affecting the Cooperative's building or real estate also may adversely affect the marketability of the shares allocated to the dwelling unit in the event of foreclosure.

         A foreclosure on the Cooperative shares is accomplished by public sale in accordance with the provisions of Article 9 of the Uniform Commercial Code (the "UCC") and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the sale and the sale price. Generally, a sale conducted according to the usual practice of creditors selling similar collateral in the same area will be considered reasonably conducted.

         Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperative corporation to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency. See "--Anti-Deficiency Legislation and Other Limitations on Lenders" below.


  Rights of Redemption

         In some states, after sale pursuant to a deed of trust, a deed to secure debt or foreclosure of a mortgage, the borrower and foreclosed junior lienors or other parties are given a statutory period (generally ranging from six months to two years) in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. In some states, the right to redeem is an equitable right. The equity of redemption, which is a non-statutory right that must be exercised prior to a foreclosure sale, should be distinguished from statutory rights of redemption. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The rights of redemption would defeat the title of any purchaser subsequent to foreclosure or sale under a deed of trust or a deed to secure debt. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired.


  Anti-Deficiency Legislation and Other Limitations on Lenders

         Certain states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage or a deed to secure debt. In some states (including California), statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure. A deficiency judgment is a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. In the case of a Mortgage Loan secured by a property owned by a trust where the Mortgage Note is executed on behalf of the trust, a deficiency judgment against the trust following foreclosure or sale under a deed of trust, even if obtainable under applicable law, may be of little value to the mortgagee or beneficiary if there are no trust assets against which such deficiency judgment may be executed. Some state statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust, deed to secure debt or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the borrower. Finally, in certain other states, statutory provisions limit any deficiency judgment against the borrower following a foreclosure to the excess of the outstanding debt over the fair value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or mortgagee from obtaining a large deficiency judgment against the borrower as a result of low or no bids at the judicial sale.

         Generally, Article 9 of the UCC governs foreclosure on Cooperative Shares and the related proprietary lease or occupancy agreement. Some courts have interpreted Article 9 to prohibit or limit a deficiency award in certain circumstances, including circumstances where the disposition of the collateral (which, in the case of a Cooperative Loan, would be the shares of the Cooperative and the related proprietary lease or occupancy agreement) was not conducted in a commercially reasonable manner.

         In addition to laws limiting or prohibiting deficiency judgments, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its collateral and/or enforce a deficiency judgment. For example, under the federal bankruptcy law, all actions against the debtor, the debtor's property and any co-debtor are automatically stayed upon the filing of a bankruptcy petition. Moreover, a court having federal bankruptcy jurisdiction may permit a debtor through its Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default in respect of a mortgage loan on such debtor's residence by paying arrearages within a reasonable time period and reinstating the original mortgage loan payment schedule, even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the residence had yet occurred) prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years.

         Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property which is not the principal residence of the debtor may be modified. These courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Generally, however, the terms of a mortgage loan secured only by a mortgage on real property that is the debtor's principal residence may not be modified pursuant to a plan confirmed pursuant to Chapter 13 except with respect to mortgage payment arrearages, which may be cured within a reasonable time period. Courts with federal bankruptcy jurisdiction similarly may be able to modify the terms of a Cooperative Loan.

         Certain tax liens arising under the Code may, in certain circumstances, have priority over the lien of a mortgage, deed to secure debt or deed of trust. This may have the effect of delaying or interfering with the enforcement of rights with respect to a defaulted Mortgage Loan.

         In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the mortgage loans.

         Certain of the Mortgage Loans may be subject to special rules, disclosure requirements and other provisions that were added to the federal Truth-in-Lending Act by the Homeownership and Equity Protection Act of 1994 (such Mortgage Loans, "High Cost Loans"), if such Mortgage Loans were originated on or after October 1, 1995, are not mortgage loans made to finance the purchase of the mortgaged property and have interest rates or origination costs in excess of certain prescribed levels. Purchasers or assignees of any High Cost Loan, including any Trust Fund, could be liable for all claims and subject to all defenses arising under such provisions that the borrower could assert against the originator thereof. Remedies available to the borrower include monetary penalties, as well as recission rights if the appropriate disclosures were not given as required.


  Enforceability of Certain Provisions

         Unless the Prospectus Supplement indicates otherwise, the Mortgage Loans generally contain due-on-sale clauses. These clauses permit the lender to accelerate the maturity of the loan if the borrower sells, transfers or conveys the property. The enforceability of these clauses has been the subject of legislation or litigation in many states, and in some cases the enforceability of these clauses has been limited or denied. However, the Garn-St Germain Depository Institutions Act of 1982 (the "Garn-St Germain Act"), preempts state constitutional, statutory and case law that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limited exceptions. The Garn-St Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

         The Garn-St Germain Act also sets forth nine specific instances in which a mortgage lender covered by the Garn-St Germain Act may not exercise a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. These include intra-family transfers, certain transfers by operation of law, leases of fewer than three years and the creation of a junior encumbrance. Regulations promulgated under the Garn-St Germain Act also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause.

         The inability to enforce a due-on-sale clause may result in a mortgage loan bearing an interest rate below the current market rate being assumed by a new home buyer rather than being paid off, which may have an impact upon the average life of the Mortgage Loans and the number of Mortgage Loans which may be outstanding until maturity.

         Upon foreclosure, courts have imposed general equitable principles. These equitable principles are generally designed to relieve the borrower from the legal effect of its defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage instrument is not monetary, such as the borrower failing to adequately maintain the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under deeds of trust, deeds to secure debt or mortgages receive notices in addition to the statutorily prescribed minimum. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust, or under a deed to secure a debt or a mortgage having a power of sale, does not involve sufficient state action to afford constitutional protections to the borrower.


  Applicability of Usury Laws

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans, including cooperative loans, originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The Office of Thrift Supervision is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized any state to impose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits or to limit discount points or other charges.

         Unless otherwise set forth in the related Prospectus Supplement, each Seller, or another specified party, will have represented that each Mortgage Loan was originated in compliance with then applicable state laws, including usury laws, in all material respects. However, the Mortgage Rates on the Mortgage Loans will be subject to applicable usury laws as in effect from time to time.


  Alternative Mortgage Instruments

         Alternative mortgage instruments, including adjustable rate mortgage loans, adjustable rate cooperative loans, and early ownership mortgage loans, originated by non-federally chartered lenders, have historically been subjected to a variety of restrictions. Such restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII of the Garn-St Germain Act ("Title VIII"). Title VIII provides that, notwithstanding any state law to the contrary, (i) state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to the origination of alternative mortgage instruments by national banks, (ii) state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration with respect to origination of alternative mortgage instruments by federal credit unions and (iii) all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mutual savings banks and mortgage banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board, predecessor to the Office of Thrift Supervision, with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII also provides that any state may reject applicability of the provisions of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of such provisions. Certain states have taken such action.


Environmental Legislation

         Under the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), and under state law in certain states, a secured party which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property may become liable in certain circumstances for the costs of cleaning up hazardous substances regardless of whether they have contaminated the property. CERCLA imposes strict, as well as joint and several, liability on several classes of potentially responsible parties, including current owners and operators of the property who did not cause or contribute to the contamination. Furthermore, liability under CERCLA is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Lenders may be held liable under CERCLA as owners or operators unless they qualify for the secured creditor exemption to CERCLA. This exemption exempts from the definition of owners and operators those who, without participating in the management of a facility, hold indicia of ownership primarily to protect a security interest in the facility.


         The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996 (the "Conservation Act") amended, among other things, the provisions of CERCLA with respect to lender liability and the secured creditor exemption. The Conservation Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The Conservation Act provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if it exercises decision-making control over the borrower's environmental compliance and hazardous substance handling and disposal practices, or assumes day-to-day management of all operational functions of the mortgaged property. The Conservation Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure provided that the lender seeks to sell the mortgaged property at the earliest practicable commercially reasonable time on commercially reasonable terms.

         Other federal and state laws in certain circumstances may impose liability on a secured party which takes a deed-in-lieu of foreclosure, purchases a mortgaged property at a foreclosure sale, or operates a mortgaged property on which contaminants other than CERCLA hazardous substances are present, including petroleum, agricultural chemicals, hazardous wastes, asbestos, radon, and lead-based paint. Such cleanup costs may be substantial. It is possible that such cleanup costs could become a liability of a Trust Fund and reduce the amounts otherwise distributable to the holders of the related series of Certificates. Moreover, certain federal statutes and certain states by statute impose a lien for any cleanup costs incurred by such state on the property that is the subject of such cleanup costs (an "Environmental Lien"). All subsequent liens on such property generally are subordinated to such an Environmental Lien and, in some states, even prior recorded liens are subordinated to Environmental Liens. In the latter states, the security interest of the Trustee in a related parcel of real property that is subject to such an Environmental Lien could be adversely affected.

         Traditionally, many residential mortgage lenders have not taken steps to evaluate whether contaminants are present with respect to any mortgaged property prior to the origination of the mortgage loan or prior to foreclosure or accepting a deed-in-lieu of foreclosure. Neither the Company nor any Master Servicer will be required by any Agreement to undertake any such evaluations prior to foreclosure or accepting a deed-in-lieu of foreclosure. The Company does not make any representations or warranties or assume any liability with respect to the absence or effect of contaminants on any related real property or any casualty resulting from the presence or effect of contaminants. However, the Company will not be obligated to foreclose on related real property or accept a deed-in-lieu of foreclosure if it knows or reasonably believes that there are material contaminated conditions on such property. A failure so to foreclose may reduce the amounts otherwise available to Certificateholders of the related series.

         Except as otherwise specified in the applicable Prospectus Supplement, at the time the Mortgage Loans were originated, no environmental assessment or a very limited environment assessment of the Mortgaged Properties will have been conducted.


Soldiers' and Sailors' Civil Relief Act of 1940

         Under the terms of the Relief Act, a borrower who enters military service after the origination of such borrower's mortgage loan (including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to borrowers who are members of the Air Force, Army, Marines, Navy, National Guard, Reserves or Coast Guard, and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to borrowers who enter military service (including reservists who are called to active duty) after origination of the related mortgage loan, no information can be provided as to the number of Mortgage Loans that may be affected by the Relief Act. With respect to Mortgage Loans included in a Trust Fund, application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of the Master Servicer to collect full amounts of interest on such Mortgage Loans. Any shortfall in interest collections resulting from the application of the Relief Act or similar legislation or regulations, which would not be recoverable from the related Mortgage Loans, would result in a reduction of the amounts distributable to the holders of the related Certificates, and would not be covered by Advances or any form of credit enhancement provided in connection with the related series of Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the Master Servicer to foreclose on an affected Mortgage Loan during the Mortgagor's period of active duty status, and, under certain circumstances, during an additional three month period thereafter. Thus, in the event that the Relief Act or similar legislation or regulations applies to any Mortgage Loan which goes into default, there may be delays in payment and losses on the related Certificates in connection therewith. Any other interest shortfalls, deferrals or forgiveness of payments on the Mortgage Loans resulting from similar legislation or regulations may result in delays in payments or losses to Certificateholders of the related series.


Default Interest and Limitations on Prepayments

         Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made, and in some circumstances, may prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment fees or yield maintenance penalties. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment fees or penalties upon an involuntary prepayment is unclear under the laws of many states. Most conventional single-family mortgage loans may be prepaid in full or in part without penalty. The regulations of the Federal Home Loan Bank Board, as succeeded by the OTS, prohibit the imposition of a prepayment penalty or equivalent fee for or in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to Mortgage Loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the Mortgage Loans.


Forfeitures in Drug and RICO Proceedings

         Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984, the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

         A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

Negative Amortization Loans

         A recent case held that state restrictions on the compounding of interest are not preempted by the provisions of the Depository Institutions Deregulation and Monetary Control Act of 1980 ("DIDMC") and as a result, a mortgage loan that provided for negative amortization violated New Hampshire's requirement that first mortgage loans provide for computation of interest on a simple interest basis. The court did not address the applicability of the Alternative Mortgage Transaction Parity Act of 1982, which authorizes a lender to make residential mortgage loans that provide for negative amortization. As a result, the enforceability of compound interest on mortgage loans that provide for negative amortization is unclear. The case, which was decided by the First Circuit Court of Appeals, is binding authority only on Federal District Courts in Maine, New Hampshire, Massachusetts, Rhode Island and Puerto Rico.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

General

         The following is a general discussion of certain anticipated material federal income tax consequences of the purchase, ownership and disposition of the Certificates offered hereunder. This discussion is directed solely to Certificateholders that hold the Certificates as capital assets within the meaning of Section 1221 of the Code and does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special rules. In addition, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein or in a Prospectus Supplement. In addition to the federal income tax consequences described herein, potential investors should consider the state and local tax consequences, if any, of the purchase, ownership and disposition of the Certificates. See "State and Other Tax Consequences." Certificateholders are advised to consult their tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of the Certificates offered hereunder.

         The following discussion addresses REMIC Certificates representing interests in a Trust Fund, or a portion thereof, which the Master Servicer will covenant to elect to have treated as a REMIC under Sections 860A through 860G (the "REMIC Provisions") of the Code. The Prospectus Supplement for each series of Certificates will indicate whether a REMIC election (or elections) will be made for the related Trust Fund and, if such an election is to be made, will identify all "regular interests" and "residual interests" in the REMIC. If a REMIC election will not be made for a Trust Fund, the federal income
consequences  of  the  purchase,   ownership  and  disposition  of  the  related
Certificates will be set forth in the related Prospectus Supplement. For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

         The following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271 through 1273 and
Section 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID Regulations, which are effective with respect to debt instruments issued on or after April 4, 1994, do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.


REMICs


  Classification of REMICs

         Upon the issuance of each series of REMIC Certificates, Thacher Proffitt & Wood or Orrick, Herrington & Sutcliffe LLP, counsel to the Company, will deliver their opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement, the related Trust Fund (or each applicable portion thereof) will qualify as a REMIC and the REMIC Certificates offered with respect thereto will be considered to evidence ownership of "regular interests" ("REMIC Regular Certificates") or "residual interests" ("REMIC Residual Certificates") in that REMIC within the meaning of the REMIC Provisions.

         If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a separate corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust Fund's income for the period in which the requirements for such status are not satisfied. The Pooling and Servicing Agreement with respect to each REMIC will include provisions designed to maintain the Trust Fund's status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any Trust Fund as a REMIC will be terminated.


  Characterization of Investments in REMIC Certificates

         In general, the REMIC Certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing treatments at all times during a calendar year, the REMIC Certificates will qualify for the corresponding status in their entirety for that calendar year. Interest (including original issue discount) on the REMIC Regular Certificates and income allocated to the class of REMIC Residual Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that such Certificates are treated as "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code. In addition, the REMIC Regular Certificates will be "qualified mortgages" within the meaning of Section 860G(a)(3)(C) of the Code if transferred to another REMIC on its startup day in exchange for regular or residual interests therein. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such calendar quarter. The Master Servicer will report those determinations to Certificateholders in the manner and at the times required by applicable Treasury regulations.

         The assets of the REMIC will include, in addition to Mortgage Loans, payments on Mortgage Loans held pending distribution on the REMIC Certificates and property acquired by foreclosure held pending sale, and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale and amounts in reserve accounts would be considered to be part of the Mortgage Loans, or whether such assets (to the extent not invested in assets described in the foregoing sections) otherwise would receive the same treatment as the Mortgage Loans for purposes of all of the foregoing sections. In addition, in some instances Mortgage Loans (including Additional Collateral Loans) may not be treated entirely as assets described in the foregoing sections. If the assets of a REMIC include Additional Collateral Loans, the non-real property collateral, while itself not an asset of the REMIC, could cause the Mortgage Loans not to qualify for one or more of such characterizations. If so, the related Prospectus Supplement will describe the Mortgage Loans (including Additional Collateral Loans) that may not be so treated. The REMIC Regulations do provide, however, that payments on Mortgage Loans held pending distribution are considered part of the Mortgage Loans for purposes of Section 856(c)(4)(A) of the Code.


  Tiered REMIC Structures

         For certain series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related Trust Fund as REMICs ("Tiered REMICs") for federal income tax purposes. Upon the issuance of any such series of REMIC Certificates, Thacher Proffitt & Wood or Orrick, Herrington & Sutcliffe LLP, counsel to the Company, will deliver their opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC Certificates issued by the Tiered REMICs, respectively, will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

         Solely for purposes of determining whether the REMIC Certificates will be "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code, and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in Section 856(c)(3)(B) of the Code, the Tiered REMICs will be treated as one REMIC. The Small Business Job Protection Act of 1996 repealed the application of
Section 593(d) of the Code to any taxable year after December 31, 1995.


  Taxation of Owners of REMIC Regular Certificates

         General

         Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.


         Original Issue Discount

         Certain REMIC Regular Certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Any holders of REMIC Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the method described below, in advance of the receipt of the cash attributable to such income. In addition, Section 1272(a)(6) of the Code provides special rules applicable to REMIC Regular Certificates and certain other debt instruments issued with original issue discount. Regulations have not been issued under that section.

         The Code requires that a prepayment assumption be used with respect to Mortgage Loans held by a REMIC in computing the accrual of original issue discount on REMIC Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Conference Committee Report (the "Committee Report") accompanying the Tax Reform Act of 1986 indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of such REMIC Regular Certificate. The prepayment assumption used by the Master Servicer in reporting original issue discount for each series of REMIC Regular Certificates (the "Prepayment Assumption") will be consistent with this standard and will be disclosed in the related Prospectus Supplement. However, neither the Company nor the Master Servicer will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

         The original issue discount, if any, on a REMIC Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular Certificates will be the first cash price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the "Closing Date"), the issue price for such class will be treated as the fair market value of such class on the Closing Date. Under the OID Regulations, the stated redemption price of a REMIC Regular Certificate is equal to the total of all payments to be made on such Certificate other than "qualified stated interest." "Qualified stated interest" includes interest that is unconditionally payable at least annually at a single fixed rate, or in the case of a variable rate debt instrument, at a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more
"qualified floating rates" or one "qualified inverse floating rate," or a combination of "qualified floating rates" that generally does not operate in a manner that accelerates or defers interest payments on such REMIC Regular Certificate.

         In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of such REMIC Regular Certificates. If the original issue discount rules apply to such Certificates, the related Prospectus Supplement will describe the manner in which such rules will be applied by the Master Servicer with respect to those Certificates in preparing information returns to the Certificateholders and the Internal Revenue Service ("IRS").

         Certain classes of the REMIC Regular Certificates may provide for the first interest payment with respect to such Certificates to be made more than one month after the date of issuance, a period which is longer than the subsequent monthly intervals between interest payments. Assuming the "accrual period" (as defined herein) for original issue discount is each monthly period that ends on a Distribution Date, in some cases, as a consequence of this "long first accrual period," some or all interest payments may be required to be included in the stated redemption price of the REMIC Regular Certificate and accounted for as original issue discount. Because interest on REMIC Regular Certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC Regular Certificates.

         In addition, if the accrued interest to be paid on the first Distribution Date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular
Certificate will reflect such accrued interest. In such cases, information returns to the Certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the Closing Date is treated as part of the overall cost of such REMIC Regular Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next Distribution Date) and that portion of the interest paid on the first Distribution Date in excess of interest accrued for a number of days corresponding to the number of days from the Closing Date to the first Distribution Date should be included in the stated redemption price of such REMIC Regular Certificate. However, the OID Regulations state that all or some portion of such accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first Distribution Date. It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a Certificateholder.

         Notwithstanding the general definition of original issue discount, original issue discount on a REMIC Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC Regular Certificate multiplied by its weighted average maturity. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such REMIC Regular Certificate, by multiplying
(i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made (presumably taking into account the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of such REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding stated principal amount of the REMIC Regular Certificate. The OID Regulations also would permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--Market Discount" for a description of such election under the OID Regulations.

         If original issue discount on a REMIC Regular Certificate is in excess of a de minimis amount, the holder of such Certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

         As to each "accrual period," that is, unless otherwise stated in the related Prospectus Supplement, each period that ends on a date that corresponds to a Distribution Date and begins on the first day following the immediately preceding accrual period (or in the case of the first such period, begins on the Closing Date), a calculation will be made of the portion of the original issue discount that accrued during such accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of
(i) the sum of (A) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC Regular Certificate, if any, in future periods and (B) the distributions made on such REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over (ii) the adjusted issue price of such REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated (1) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption and (2) using a discount rate equal to the original yield to maturity of the Certificate. For these purposes, the original yield to maturity of the Certificate will be calculated based on its issue price and assuming that distributions on the Certificate will be made in all accrual periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption. The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount that accrued with respect to such Certificate in prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods of amounts included in its stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for such day.

         The OID Regulations suggest that original issue discount with respect to securities that represent multiple uncertificated REMIC regular interests, in which ownership interests will be issued simultaneously to the same buyer and which may be required under the related Pooling and Servicing Agreement to be transferred together, should be computed on an aggregate method. In the absence of further guidance from the IRS, original issue discount with respect to securities that represent the ownership of multiple uncertificated REMIC regular interests will be reported to the IRS and the Certificateholders on an aggregate method based on a single overall constant yield and the prepayment assumption stated in the related Prospectus Supplement, treating all such uncertificated regular interests as a single debt instrument as set forth in the OID Regulations, so long as the Pooling and Servicing Agreement requires that such uncertificated regular interests be transferred together.

         A subsequent purchaser of a REMIC Regular Certificate that purchases such Certificate at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to such Certificate. However, each such daily portion will be reduced, if such cost is in excess of its "adjusted issue price," in proportion to the ratio such excess bears to the aggregate original issue discount remaining to be accrued on such REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Certificate at the beginning of the accrual period which includes such day, plus (ii) the daily portions of original issue discount for all days during such accrual period prior to such day minus (iii) any principal payments made during such accrual period prior to such day with respect to such Certificate.

         Market Discount

         A Certificateholder that purchases a REMIC Regular Certificate at a market discount, that is, in the case of a REMIC Regular Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price will recognize income upon receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Code such a Certificateholder generally will be required to allocate the portion of each such distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, a Certificateholder that made this election for a Certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "--Premium." Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest may not be revoked without the consent of the IRS.

         However, market discount with respect to a REMIC Regular Certificate will be considered to be de minimis for purposes of Section 1276 of the Code if such market discount is less than 0.25% of the remaining stated redemption price of such REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "-- Original Issue Discount." Such treatment may result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

         Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Committee Report apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of a REMIC Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular Certificate as of the beginning of the accrual period, or (iii) in the case of a REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment Assumption used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.

         To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which such discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular Certificate generally will be required to treat a portion of any gain on the sale or exchange of such Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

         In addition, under Section 1277 of the Code, a holder of a REMIC Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC Regular Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

         Premium

         A REMIC Regular Certificate purchased at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of such a REMIC Regular Certificate may elect under Section 171 of the Code to amortize such premium under the constant yield method over the life of the Certificate. If made, such an election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related REMIC Regular Certificate, rather than as a separate interest deduction. The OID Regulations also permit Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the Certificateholder as having made the election to amortize premium generally. See "--Market Discount." The Committee Report states that the same rules that apply to accrual of market discount (which rules will require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have original issue discount) will also apply in amortizing bond premium under
Section 171 of the Code.

         Realized Losses

         Under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and noncorporate holders of the REMIC Regular Certificates that acquire such Certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their Certificates become wholly or partially worthless as the result of one or more Realized Losses on the Mortgage Loans. However, it appears that a noncorporate holder that does not acquire a REMIC Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under
Section 166 of the Code until such holder's Certificate becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

          Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to such Certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans or the Underlying Certificates until it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC Regular Certificate could exceed the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC Regular Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that, as the result of a realized loss, ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income.

  Taxation of Owners of REMIC Residual Certificates

         General

         As residual interests, the REMIC Residual Certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Mortgage Loans or as debt instruments issued by the REMIC.

         A holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that such holder owned such REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the related Prospectus Supplement. The daily amounts will then be allocated among the REMIC Residual Certificateholders in proportion to their respective ownership interests on such day. Any amount included in the gross income or allowed as a loss of any REMIC Residual Certificateholder by virtue of this allocation will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "--Taxable Income of the REMIC" and will be taxable to the REMIC Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC. Ordinary income derived from REMIC Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of "passive losses."

         A holder of a REMIC Residual Certificate that purchased such Certificate from a prior holder of such Certificate also will be required to report on its federal income tax return amounts representing its daily portion of the taxable income (or net loss) of the REMIC for each day that it holds such REMIC Residual Certificate. These daily portions generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise, to reduce (or increase) the income or loss of a REMIC Residual Certificateholder that purchased such REMIC Residual Certificate from a prior holder of such Certificate at a price greater than (or less than) the adjusted basis (as defined herein) such REMIC Residual Certificate would have had in the hands of an original holder of such Certificate. The REMIC Regulations, however, do not provide for any such modifications.

         Any payments received by a REMIC Residual Certificateholder in connection with the acquisition of such REMIC Residual Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includible in income immediately upon its receipt, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of REMIC Residual Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

         The amount of income REMIC Residual Certificateholders will be required to report (or the tax liability associated with such income) may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to "excess inclusions" and "noneconomic" residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC Residual Certificateholders may exceed the cash distributions received by such REMIC Residual Certificateholders for the corresponding period may significantly adversely affect such REMIC Residual Certificateholders after-tax rate of return.


  Taxable Income of the REMIC

         The taxable income of the REMIC will equal the income from the Mortgage Loans and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by the amortization of any premium received on issuance) on the REMIC Regular Certificates (and any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby), amortization of any premium on the Mortgage Loans, bad debt deductions with respect to the Mortgage Loans and, except as described below, for servicing, administrative and other expenses.

         For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to their fair market value immediately after their transfer to the REMIC. For this purpose, the Master Servicer intends to treat the fair market value of the Mortgage Loans as being equal to the aggregate issue prices of the REMIC Regular Certificates and REMIC Residual Certificates. Such aggregate basis will be allocated among the Mortgage Loans collectively and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC Certificates offered hereby will be determined in the manner described above under "-- Taxation of Owners of REMIC Regular Certificates--Original Issue Discount." Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the Master Servicer may be required to estimate the fair market value of such interests in order to determine the basis of the REMIC in the Mortgage Loans and other property held by the REMIC.

         Subject to the possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to Mortgage Loans that it holds will be equivalent to the method of accruing original issue discount income for REMIC Regular Certificateholders (that is, under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires loans at a market discount must include such discount in income currently, as it accrues, on a constant interest basis. See "-- Taxation of Owners of REMIC Regular Certificates" above, which describes a method of accruing discount income that is analogous to that required to be used by a REMIC as to Mortgage Loans with market discount that it holds.

         A Mortgage Loan will be deemed to have been acquired with discount (or premium) to the extent that the REMIC's basis therein, determined as described in the preceding paragraph, is less than (or greater than) its stated redemption price. Any such discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular Certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the Mortgage Loans. Premium on any Mortgage Loan to which such election applies may be amortized under a constant yield method, presumably taking into account a Prepayment Assumption.

         A REMIC will be allowed deductions for interest (including original issue discount) on the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) equal to the deductions that would be allowed if the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "-- Taxation of Owners of REMIC Regular Certificates-- Original Issue Discount," except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular Certificates (including any other class of Certificates constituting "regular interests" in the REMIC not offered hereby) described therein will not apply.

         If a class of REMIC Regular Certificates is issued at a price in excess of the stated redemption price of such class (such excess, "Issue Premium"), the net amount of interest deductions that are allowed the REMIC in each taxable year with respect to the REMIC Regular Certificates of such class will be reduced by an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "--Taxation of Owners of REMIC Regular Certificates-- Original Issue Discount."

         As a general rule, the taxable income of the REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "--Prohibited Transactions and Other Possible REMIC Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows such deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All such expenses will be allocated as a separate item to the holders of REMIC Residual Certificates, subject to the limitation of Section 67 of the Code. See "--Possible Pass-Through of Miscellaneous Itemized Deductions." If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, such excess will be the net loss for the REMIC for that calendar quarter.


Basis Rules, Net Losses and Distributions

         The adjusted basis of a REMIC Residual Certificate will be equal to the amount paid for such REMIC Residual Certificate, increased by amounts included in the income of the related Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to such related Certificateholder.

         A REMIC Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such REMIC Residual Certificateholder's adjusted basis in its REMIC Residual Certificate as of the close of such calendar quarter (determined without regard to such net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Certificate. The ability of REMIC Residual Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which such Certificateholders should consult their tax advisors.

         Any distribution on a REMIC Residual Certificate will be treated as a non-taxable return of capital to the extent it does not exceed the holder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds such adjusted basis, it will be treated as gain from the sale of such REMIC Residual Certificate. Holders of certain REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in such REMIC Residual Certificates will not be sufficiently large that such distributions will be treated as nontaxable returns of capital. Their bases in such REMIC Residual Certificates will initially equal the amount paid for such REMIC Residual Certificates and will be increased by their allocable shares of taxable income of the Trust Fund. However, such basis increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which such REMIC taxable income is allocated to the REMIC Residual Certificateholders. To the extent such REMIC Residual Certificateholders initial bases are less than the distributions to such REMIC Residual Certificateholders, and increases in such initial bases either occur after such distributions or (together with their initial bases) are less than the amount of such distributions, gain will be recognized to such REMIC Residual Certificateholders on such distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

         The effect of these rules is that a Certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of its share of any net losses of the REMIC or upon the sale of its REMIC Residual Certificate. See "-- Sales of REMIC Certificates." For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual
Certificate other than an original holder in order to reflect any difference between the cost of such REMIC Residual Certificate to such holder and the adjusted basis such REMIC Residual Certificate would have had in the hands of the original holder, see "--General."

         Excess Inclusions

         Any "excess inclusions" with respect to a REMIC Residual Certificate will be subject to federal income tax in all events.

         In general, the "excess inclusions" with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (i) the sum of the daily portions of REMIC taxable income allocable to such REMIC Residual Certificate over (ii) the sum of the "daily accruals" (as defined herein) for each day during such quarter that such REMIC Residual Certificate was held by such REMIC Residual Certificateholder. The daily accruals of a REMIC Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the "long-term Federal rate" in effect on the Closing Date. For this purpose, the adjusted issue price of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to such REMIC Residual Certificate before the beginning of such quarter. The issue price of a REMIC Residual Certificate is the initial offering price to the public (excluding bond houses, brokers and underwriters) at which a substantial amount of the REMIC Residual Certificates were sold. If less than a substantial amount of a particular class of REMIC Residual Certificates is sold for cash on or prior to the Closing Date, the issue price of such class will be treated as the fair market value of such class on the Closing Date. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

         For REMIC Residual Certificateholders, an excess inclusion (i) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (ii) will be treated as "unrelated business taxable income" to an otherwise tax-exempt organization and (iii) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to REMIC Residual Certificateholders that are foreign investors. See, however, "--Foreign Investors in REMIC Certificates."

         Furthermore, for purposes of the alternative minimum tax, (i) excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction and (ii) alternative minimum taxable income may not be less than the taxpayer's excess inclusions; provided, however, that for purposes of (ii), alternative minimum taxable income is determined without regard to the special rule that taxable income cannot be less than excess inclusions. The latter rule has the effect of preventing nonrefundable tax credits from reducing the taxpayer's income tax to an amount lower than the alternative minimum tax on excess inclusions.

         In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and certain cooperatives; the REMIC Regulations currently do not address this subject.

         Noneconomic REMIC Residual Certificates

         Under the REMIC Regulations, transfers of "noneconomic" REMIC Residual Certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax." If such transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on such "noneconomic" REMIC Residual Certificate. The REMIC Regulations provide that a REMIC Residual Certificate is noneconomic unless, based on the Prepayment Assumption and on any required or permitted clean up calls, or required qualified liquidation provided for in the REMIC's organizational documents, (1) the present value of the expected future distributions (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) on the REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC Residual Certificates that may constitute noneconomic residual interests will be subject to certain restrictions under the terms of the related Pooling and Servicing Agreement that are intended to reduce the possibility of any such transfer being disregarded. Such restrictions will require each party to a transfer to provide an affidavit that no purpose of such transfer is to impede the assessment or collection of tax, including certain representations as to the financial condition of the prospective transferee, as to which the transferor also is required to make a reasonable investigation to determine such transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future. Prior to purchasing a REMIC Residual Certificate, prospective purchasers should consider the possibility that a purported transfer of such REMIC Residual Certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the above-described rules which would result in the retention of tax liability by such purchaser.

         The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered "noneconomic" residual interests under the REMIC Regulations. Any such disclosure that a REMIC Residual Certificate will not be considered "noneconomic" will be based upon certain assumptions, and the Company will make no  representation  that a REMIC  Residual  Certificate  will not be  considered
"noneconomic" for purposes of the above-described rules. See "--Foreign Investors in REMIC Certificates" for additional restrictions applicable to transfers of certain REMIC Residual Certificates to foreign persons.

         Mark-to-Market Rules

         On December 24, 1996, the IRS released final regulations (the "Mark-to-Market Regulations") relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark-to-Market Regulations provide that for purposes of this mark-to-market requirement, a REMIC Residual Certificate acquired on or after January 4, 1995 is not treated as a security and thus may not be marked to market. Prospective purchasers of a REMIC Residual Certificate should consult their tax advisors regarding the possible application of the mark-to-market requirement to REMIC Residual Certificates.

         Possible Pass-Through of Miscellaneous Itemized Deductions

         Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of such fees and expenses should be allocated to the holders of the related REMIC Regular Certificates. Unless otherwise stated in the related Prospectus Supplement, such fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

         With respect to REMIC Residual Certificates or REMIC Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, (i) an amount equal to such individual's, estate's or trust's share of such fees and expenses will be added to the gross income of such holder and (ii) such individual's, estate's or trust's share of such fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits such deductions only to the extent they exceed in the aggregate  two percent of a  taxpayer's  adjusted  gross  income.  In  addition,
Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by REMIC Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Accordingly, such REMIC Certificates may not be appropriate investments for individuals, estates, or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should consult with their tax advisors prior to making an investment in such Certificates.

         Tax and Restrictions on Transfers of REMIC Residual Certificates to Certain Organizations

         If a REMIC Residual Certificate is transferred to a "disqualified organization" (as defined below), a tax would be imposed in an amount (determined under the REMIC Regulations) equal to the product of (i) the present value (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the Certificate, which rate is computed and published monthly by the IRS) of the total anticipated excess inclusions with respect to such REMIC Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of such transfer, the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Such a tax generally would be imposed on the transferor of the REMIC Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in such entity are not held by disqualified organizations and (ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of REMIC Residual Certificates and certain other provisions that are intended to meet this requirement will be included in the Pooling and Servicing Agreement, including provisions (a) requiring any transferee of a REMIC Residual Certificate to provide an affidavit representing that it is not a "disqualified organization" and is not acquiring the REMIC Residual Certificate on behalf of a "disqualified organization," undertaking to maintain such status and agreeing to obtain a similar affidavit from any person to whom it shall transfer the REMIC Residual Certificate, (b) providing that any transfer of a REMIC Residual Certificate to a "disqualified person" shall be null and void and (c) granting to the Master Servicer the right, without notice to the holder or any prior holder, to sell to a purchaser of its choice any REMIC Residual Certificate that shall become owned by a "disqualified organization" despite (a) and (b) above.

         In addition, if a "pass-through entity" (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and
(ii) the highest marginal federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in such pass-through entity furnishes to such pass-through entity (i) such holder's social security number and a statement under penalties of perjury that such social security number is that of the record holder or (ii) a statement under penalties of perjury that such record holder is not a disqualified organization. For taxable years beginning after December 31, 1997, notwithstanding the preceding two sentences, in the case of a REMIC Residual Certificate held by an "electing large partnership," all interests in such partnership shall be treated as held by disqualified organizations (without regard to whether the record holders of the partnership furnish statements described in the preceding sentence) and the amount that is subject to tax under the second preceding sentence is excluded from the gross income of the partnership allocated to the partners (in lieu of allocating to the partners a deduction for such tax paid by the partners).

         For these purposes, a "disqualified organization" means (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or Freddie Mac), (ii) any organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code or (iii) any organization described in Section 1381(a)(2)(C) of the Code. For these purposes, a "pass-through entity" means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in
Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to such interest, be treated as a pass-through entity.

         Sales of REMIC Certificates

         If a REMIC Certificate is sold, the selling Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of such REMIC Regular Certificate to such Certificateholder, increased by income reported by such Certificateholder with respect to such REMIC Regular Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on such REMIC Regular Certificate received by such Certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described under "--Taxation of Owners of REMIC Residual Certificates--Basis Rules, Net Losses and Distributions." Except as described below, any such gain or loss generally will be capital gain or loss.

         Gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the seller's income with respect to such REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the "applicable federal rate" (generally, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the Certificate, which rate is computed and published monthly by the IRS), determined as of the date of purchase of such REMIC Regular Certificate, over (ii) the amount of ordinary income actually includible in the seller's income prior to such sale. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased such REMIC Regular Certificate at a market discount will be taxable as ordinary income to the extent of any accrued and previously unrecognized market discount that accrued during the period the Certificate was held. See "--Taxation of Owners of REMIC Regular Certificates-- Discount."

         REMIC Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which such section applies will be ordinary income or loss.

         A portion of any gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that such Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in Certificates or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

         Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for the taxable year, for purposes of the limitation on the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

         Except as may be provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires the Certificate, any other residual interest in a REMIC or any similar interest in a "taxable mortgage pool" (as defined in Section 7701(i) of the Code) within six months of the date of such sale, the sale will be subject to the "wash sale" rules of Section 1091 of the Code. In that event, any loss realized by the REMIC Residual

Certificateholders on the sale will not be deductible, but instead will be added to such REMIC Residual Certificateholders adjusted basis in the newly-acquired asset.

         Prohibited Transactions and Other Possible REMIC Taxes

         The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (the "Prohibited Transactions Tax"). In general, subject to certain specified exceptions a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the REMIC Certificates. It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

         In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property (the "Contributions Tax"). Each Pooling and Servicing Agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to such tax.

         REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

         Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

         Unless otherwise stated in the related Prospectus Supplement, and to the extent permitted by then applicable laws, any Prohibited Transactions Tax, Contributions Tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related Master Servicer or the Trustee in either case out of its own funds, provided that the Master Servicer or the Trustee, as the case may be, has sufficient assets to do so, and provided further that such tax arises out of a breach of the Master Servicer's or the Trustee's obligations, as the case may be, under the related Pooling and Servicing Agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by the Master Servicer or the Trustee will be payable out of the related Trust Fund resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

         Termination

         A REMIC will terminate immediately after the Distribution Date following receipt by the REMIC of the final payment in respect of the Mortgage Loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on such REMIC Residual Certificate is less than the Certificateholder's adjusted basis in such Certificate, such Certificateholder should be treated as realizing a loss equal to the amount of such difference, and such loss may be treated as a capital loss.

         Reporting and Other Administrative Matters

         Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and REMIC Residual Certificateholders will be treated as partners. Unless otherwise stated in the related Prospectus Supplement, the Trustee will file REMIC federal income tax returns on behalf of the related REMIC and the entity identified as the REMIC Administrator in the related Pooling and Servicing Agreement (the "REMIC Administrator") will prepare such REMIC federal income tax returns and will be designated as and will act as the "tax matters person" for the REMIC in all respects, and may hold a nominal amount of REMIC Residual Certificates.

         As the tax matters person, the REMIC Administrator, subject to certain notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the REMIC Residual Certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. REMIC Residual Certificateholders generally will be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the REMIC Administrator, as tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC tax return may require a REMIC Residual Certificateholders to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of such Certificateholder's return. No REMIC will be registered as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of such person and other information.

         Reporting of interest income, including any original issue discount, with respect to REMIC Regular Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of REMIC Regular
Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts, securities dealers and certain other non-individuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC Regular Certificate issued with original issue discount to disclose on its face certain information including the amount of original issue discount and the issue date, and requiring such information to be reported to the IRS. Reporting with respect to the REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets will be made as required under the Treasury regulations, generally on a quarterly basis.

         As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method requires information relating to the holder's purchase price that the REMIC Administrator will not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--Taxation of Owners of REMIC Regular Certificates--Market Discount."

         The responsibility for complying with the foregoing reporting rules will be borne by the REMIC Administrator. Certificateholders may request any information with respect to the returns described in Section 1.6049-7(e)(2) of the Treasury regulations. Such request should be directed to the REMIC Administrator at Residential Funding Corporation, 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437.

         Backup Withholding with Respect to REMIC Certificates

         Payments of interest and principal, as well as payments of proceeds from the sale of REMIC Certificates, may be subject to the "backup withholding tax" under Section 3406 of the Code at a rate of 31% if recipients of such payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

         Foreign Investors in REMIC Certificates

         REMIC Regular Certificateholder that is not a "United States person" (as defined below) and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular
Certificate, provided that the holder complies to the extent necessary with certain identification requirements (including delivery of a statement, signed by the Certificateholder under penalties of perjury, certifying that such Certificateholder is not a United States person and providing the name and address of such Certificateholder). For these purposes, "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which regulations have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 19, 1996, may elect to continue to be treated as a United States person notwithstanding the previous sentence. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC Regular Certificate held by a REMIC Residual Certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual Certificates. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

          In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such United States shareholder's allocable portion of the interest income received by such controlled foreign corporation.

         Further, it appears that a REMIC Regular Certificate would not be included in the estate of a non-resident alien individual and would not be subject to United States estate taxes. However, Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

         Unless otherwise stated in the related Prospectus Supplement, transfers of REMIC Residual Certificates to investors that are not United States persons will be prohibited under the related Pooling and Servicing Agreement.

         New Withholding Regulations

     The Treasury Department has issued new regulations (the "New Regulations") which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Prospective investors are urged to consult their tax advisors regarding the New Regulations.

                        STATE AND OTHER TAX CONSEQUENCES

          In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences," potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Certificates offered hereunder. State tax law may differ substantially from the corresponding federal tax law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their tax advisors with respect to the various tax consequences of investments in the Certificates offered hereby.


                              ERISA CONSIDERATIONS

          Sections 404 and 406 of ERISA impose certain fiduciary and prohibited transaction restrictions on employee pension and welfare benefit plans subject to ERISA ("ERISA Plans") and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, bank collective investment funds and insurance company general and separate accounts in which such ERISA Plans are invested. Section 4975 of the Code imposes essentially the same prohibited transaction restrictions on tax-qualified retirement plans described in Section 401(a) of the Code and on individual retirement accounts described in Section 408 of the Code (collectively, "Tax-Favored Plans").

         Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA) and if no election has been under Section 410(d) of the Code, church plans (as defined in Section 3(33) of ERISA), are not subject to the ERISA requirements discussed herein. Accordingly, assets of such plans may be invested in Certificates without regard to the ERISA considerations described below, subject to the provisions of applicable federal and state law. Any such plan that is a tax-qualified plan and exempt from taxation under Sections 401(a) and 501(a) of the Code, however, is subject to the prohibited transaction rules set forth in Section 503 of the Code.

          In addition to imposing general fiduciary requirements, including those of investment prudence and diversification and the requirement that a Plan's investment be made in accordance with the documents governing the Plan,
Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving "plan assets" of ERISA Plans and Tax-Favored Plans (collectively, "Plans") and persons ("Parties in Interest" under ERISA or "Disqualified Persons" under the Code, collectively, "Parties in Interest") who have certain specified relationships to the Plans, unless a statutory or administrative exemption is available. Certain Parties in Interest that participate in a prohibited transaction may be subject to a penalty (or an excise tax) imposed pursuant to Section 502(i) of ERISA or Section 4975 of the Code, unless a statutory or administrative exemption is available with respect to any such transaction.


Plan Asset Regulations

         An investment of Plan Assets in Certificates may cause the underlying Mortgage Loans, Mortgage Securities or any other assets included in a Trust Fund to be deemed "plan assets" of such Plan. The U.S. Department of Labor (the "DOL") has promulgated regulations at 29 C.F.R. Section 2510.3-101 (the "DOL Regulations") concerning whether or not a Plan's assets would be deemed to include an interest in the underlying assets of an entity (such as a Trust
Fund), for purposes of applying the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code, when a Plan acquires an "equity interest" (such as a Certificate) in such entity. Because of the factual nature of certain of the rules set forth in the DOL Regulations, Plan Assets either may be deemed to include an interest in the assets of an entity (such as a Trust Fund) or may be deemed merely to include a Plan's interest in the instrument evidencing such equity interest (such as a Certificate). Therefore, neither Plans nor such entities should acquire or hold Certificates in reliance upon the availability of any exception under the DOL Regulations. For purposes of this section, the term "plan assets" ("Plan Assets") or "assets of a Plan" has the meaning specified in the DOL
Regulations and includes an undivided interest in the underlying assets of certain entities in which a Plan invests.

         The  prohibited  transaction  provisions  of  Section  406 of ERISA and
Section 4975 of the Code may apply to a Trust Fund and cause the Company, the Master Servicer, any Subservicer, the Trustee, the obligor under any credit enhancement mechanism or certain affiliates thereof to be considered or become Parties in Interest with respect to an investing Plan (or of a Plan holding an interest in such an entity). If so, the acquisition or holding of Certificates by or on behalf of the investing Plan could also give rise to a prohibited transaction under ERISA and/or Section 4975 of the Code, unless some statutory or administrative exemption is available. Certificates acquired by a Plan would be assets of that Plan. Under the DOL Regulations, a Trust Fund, including the Mortgage Loans, Mortgage Securities or any other assets held in such Trust Fund, may also be deemed to be assets of each Plan that acquires Certificates. Special caution should be exercised before Plan Assets are used to acquire a Certificate in such circumstances, especially if, with respect to such Plan Assets, the Company, the Master Servicer, any Subservicer, the Trustee, the obligor under any credit enhancement mechanism or an affiliate thereof either (i) has investment discretion with respect to the investment of such Plan Assets; or
(ii) has authority or responsibility to give (or regularly gives) investment advice with respect to Plan Assets for a fee pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to such Plan Assets.

         Any person who has discretionary authority or control respecting the management or disposition of Plan Assets, and any person who provides investment advice with respect to such Plan Assets for a fee (in the manner described above), is a fiduciary of the investing Plan. If the Mortgage Loans, Mortgage Securities or any other assets held in a Trust Fund were to constitute Plan Assets, then any party exercising management or discretionary control with respect to those Plan Assets may be deemed to be a Plan "fiduciary," and thus subject to the fiduciary requirements of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code with respect to any investing Plan. In addition, if the Mortgage Loans, Mortgage Securities or any other assets held in a Trust Fund were to constitute Plan Assets, then the acquisition or holding of Certificates by, on behalf of a Plan or with Plan Assets, as well as the operation of such Trust Fund, may constitute or result in a prohibited transaction under ERISA and the Code.


Prohibited Transaction Exemption

         The DOL has issued an individual exemption, Prohibited Transaction Exemption ("PTE") 94-29 (59 Fed. Reg. 14,674, March 29, 1994) as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997) (the "Exemption") to Residential
Funding and certain of its affiliates, which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Section 4975(a) and (b) of the Code, certain transactions, among others, relating to the servicing and operation of mortgage pools of certain secured obligations such as Mortgage Loans which are held in a trust and the purchase, sale and holding of pass-through certificates issued by such a trust as to which (i) the Company or any of its affiliates is the sponsor if any entity which has received from the DOL an individual prohibited transaction exemption which is similar to the Exemption is the sole underwriter, or manager or co-manager of the underwriting syndicate or a seller or placement agent, or (ii) the Company or an affiliate is the Underwriter or placement agent, provided that certain conditions set forth in the Exemption are satisfied. For purposes of this section, the term "Underwriter" shall include (a) the Company and certain of its affiliates, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with the Company and certain of its affiliates, (c) any member of the underwriting syndicate or selling group of which a person described in (a) or (b) is a manager or co-manager with respect to a class of Certificates, or (d) any entity which has received an exemption from the DOL relating to Certificates which is similar to the Exemption.

         The Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of Certificates to be eligible for exemptive relief thereunder. First, the acquisition of Certificates by a Plan or with Plan Assets must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the Exemption only applies to Certificates evidencing rights and interests that are not subordinated to the rights and interests evidenced by the other Certificates of the same trust. Third, the Certificates at the time of acquisition by a Plan or with Plan Assets must be rated in one of the three highest generic rating categories by Standard & Poor's Ratings Services, Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch Investors Service, L.P. (collectively, the "Exemption Rating Agencies") Fourth, the Trustee cannot be an affiliate of any other member of the "Restricted Group" which consists of any Underwriter, the Company, the Master Servicer, any Subservicer, the Trustee and any mortgagor with respect to assets of a Trust Fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the related Trust Fund as of the date of initial issuance of the Certificates. Fifth, the sum of all payments made to and retained by the Underwriters must represent not more than reasonable compensation for underwriting the Certificates; the sum of all payments made to and retained by the Company pursuant to the assignment of the assets to the related Trust Fund must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer and any Subservicer must represent not more than reasonable compensation for such person's services under the related Pooling and Servicing Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the Exemption states that the investing Plan or Plan Asset investor must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Commission under the Securities Act of 1933, as amended. In addition, except as otherwise specified in the related Prospectus Supplement, the exemptive relief afforded by the Exemption may not apply to any Certificates where the related Trust Fund contains a Swap.

         The Exemption also requires that each Trust Fund meet the following requirements: (i) the Trust Fund must consist solely of assets of the type that have been included in other investment pools; (ii) certificates evidencing interests in such other investment pools must have been rated in one of the three highest categories of one of the Exemption Rating Agencies for at least one year prior to the acquisition of Certificates by or on behalf of a Plan or with Plan Assets; and (iii) certificates in such other investment pools must have been purchased by investors other than Plans for at least one year prior to any acquisition of Certificates by or on behalf of a Plan or with Plan Assets.

         A  fiduciary  of  or  other  investor  of  Plan  Assets   contemplating
purchasing a Certificate must make its own determination that the general conditions set forth above will be satisfied with respect to such Certificate.

         If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through (D) of the Code, in connection with the direct or indirect sale, exchange, transfer, holding or the direct or indirect acquisition or disposition in the secondary market of Certificates by or with Plan Assets. However, no exemption is provided from the restrictions of Sections 406(a)(1)(E) and 406(a)(2) of ERISA for the acquisition or holding of a Certificate by or with Plan Assets of an Excluded Plan by any person who has discretionary authority or renders investment advice with respect to Plan Assets of such Excluded Plan. For purposes of the Certificates, an "Excluded Plan" is a Plan sponsored by any member of the Restricted Group.

         If certain specific conditions of the Exemption are also satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(b)(1) and (b)(2) of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c)(1)(E) of the Code, in connection with (1) the direct or indirect sale, exchange or transfer of Certificates in the initial issuance of Certificates between the Company or an Underwriter and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of the relevant Plan Assets in the Certificates is (a) a mortgagor with respect to 5% or less of the fair market value of the assets of a Trust Fund or (b) an affiliate of such a person, (2) the direct or indirect acquisition or disposition in the secondary market of Certificates by a Plan or with Plan Assets and (3) the holding of Certificates by a Plan or with Plan Assets.

         Additionally, if certain specific conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407 of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the Mortgage Pools. The Company expects that the specific conditions of the Exemption required for this purpose will be satisfied with respect to the Certificates so that the Exemption would provide an exemption from the restrictions imposed by Sections 406(a) and (b) of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the Mortgage Pools, provided that the general conditions of the Exemption are satisfied.

         The Exemption also may provide an exemption from the restrictions imposed by Sections 406(a) and 407(a) of ERISA, and the excise taxes imposed by Sections 4975(a) and (b) of the Code by reason of Sections 4975(c)(1)(A) through
(D) of the Code, if such restrictions are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan (or Plans holding interests in the investing entity holding Plan Assets) by virtue of providing services to the Plan or such Plan Assets (or by virtue of having certain specified relationships to such a person) solely as a result of the Plan's ownership of Certificates.

         Before purchasing a Certificate, a fiduciary or other investor of Plan Assets should itself confirm that (a) the Certificates constitute "certificates" for purposes of the Exemption and (b) the specific and general conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided in the Exemption, the fiduciary or other Plan Asset investor should consider its general fiduciary obligations under ERISA in determining whether to purchase any Certificates with Plan Assets.

         Any  fiduciary or other Plan Asset  investor  that proposes to purchase
Certificates on behalf of a Plan or with Plan Assets should consult with its counsel with respect to the potential applicability of ERISA and the Code to such investment and the availability of the Exemption or any other prohibited transaction exemption in connection therewith. In particular, in connection with a contemplated purchase of Certificates representing a beneficial ownership interest in a pool of single-family residential first Mortgage Loans, such fiduciary or other Plan Asset investor should consider the availability of the Exemption or Prohibited Transaction Class Exemption ("PTCE") 83-1 ("PTCE 83-1") for certain transactions involving mortgage pool investment trusts. However, PTCE 83-1 does not provide exemptive relief with respect to Certificates evidencing interests in Trust Funds which include Cooperative Loans. In addition, such fiduciary or other Plan Asset investor should consider the availability of other class exemptions granted by the DOL, which provide relief from certain of the prohibited transaction provisions of ERISA and the related excise tax provisions of Section 4975 of the Code, including Sections I and III of PTCE 95-60, regarding transactions by insurance company general accounts. The related Prospectus Supplement may contain additional information regarding the application of the Exemption, PTCE 83-1 PTCE 95-60 or other DOL class exemption with respect to the Certificates offered thereby. There can be no assurance that any of these exemptions will apply with respect to any particular Plan's or other Plan Asset investor's investment in the Certificates or, even if an exemption were deemed to apply, that any exemption would apply to all prohibited transactions that may occur in connection with such an investment.

Insurance Company General Accounts

         In addition to any exemptive relief that may be available under PTCE 95-60 for the purchase and holding of the Certificates by an insurance company general account, the Small Business Job Protection Act of 1996 added a new
Section 401(c) to ERISA, which provides certain exemptive relief from the provisions of Part 4 of Title I of ERISA and Section 4975 of the Code, including the prohibited transaction restrictions imposed by ERISA and the related excise taxes imposed by Section 4975 of the Code, for transactions involving an insurance company general account. Pursuant to Section 401(c) of ERISA, the DOL is required to issue final regulations (the "401(c) Regulations") no later than December 31, 1997 which are to provide guidance for the purpose of determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets constitute Plan Assets. Section 401(c) of ERISA generally provides that, until the date which is 18 months after the 401(c) Regulations become final, no person shall be subject to liability under Part 4 of Title I of ERISA or Section 4975 of the Code on the basis of a claim that the assets of an insurance company general account constitute Plan Assets, unless (i) as otherwise provided by the Secretary of Labor in the 401(c) Regulations to prevent avoidance of the regulations or (ii) an action is brought by the Secretary of Labor for certain breaches of fiduciary duty which would also constitute a violation of federal or state criminal law. Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998 or issued to Plans on or before December 31, 1998 for which the insurance company does not comply with the 401(c) Regulations may be treated as Plan Assets. In addition, because Section 401(c) does not related to insurance company separate accounts, separate account assets are still treated as Plan Assets of any Plan invested in such separate account. Insurance companies contemplating the investment of general account assets in the Certificates should consult with their legal counsel with respect to the applicability of Sections I and III of PTCE 95-60 and Section 401(c) of ERISA, including the general account's ability to continue to hold the Certificates after the date which is 18 months after the date the 401(c) Regulations become final.

Representations from Investing Plans

         The exemptive relief afforded by the Exemption will not apply to the purchase, sale or holding of any class of Subordinate Certificates or REMIC Residual Certificates. To the extent Certificates are Subordinate Certificates or the related Trust Fund contains a Swap, except as otherwise specified in the related Prospectus Supplement, transfers of such Certificates to a Plan, to a trustee or other person acting on behalf of any Plan, or to any other person using Plan Assets to effect such acquisition will not be registered by the Trustee unless the transferee provides the Company, the Trustee and the Master Servicer with an opinion of counsel satisfactory to the Company, the Trustee and the Master Servicer, which opinion will not be at the expense of the Company, the Trustee or the Master Servicer, that the purchase of such Certificates by or on behalf of such Plan or with Plan Assets is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Company, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement. In lieu of such opinion of counsel, except as otherwise specified in the related Prospectus Supplement, the transferee may provide a certification of facts substantially to the effect that the purchase of such Certificates by or on behalf of such Plan or with Plan Assets is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, will not subject the Company, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, and the following conditions are met: (a) the source of funds used to purchase such Certificates is an "insurance company general account" (as such term is defined in PTCE 95-60), and (b) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied as of the date of the acquisition of such Certificates.

Tax-Exempt Investors

         A Plan that is exempt from federal income taxation pursuant to Section 501 of the Code (a "Tax-Exempt Investor") nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" ("UBTI") within the meaning of Section 512 of the Code. All "excess inclusions" of a REMIC allocated to a REMIC Residual Certificate held by a Tax-Exempt Investor will be considered UBTI and thus will be subject to federal income tax. See "Certain Federal Income Tax Consequences-- Taxation of Owners of REMIC Residual Certificates-- Excess Inclusions."

Consultation with Counsel

         There can be no assurance that the Exemption or any other DOL exemption will apply with respect to any particular Plan that acquires the Certificates or, even if all of the conditions specified therein were satisfied, that the exemption would apply to transactions involving a Trust Fund. Prospective Plan investors should consult with their legal counsel concerning the impact of ERISA and the Code and the potential consequences to their specific circumstances prior to making an investment in the Certificates.

         Any fiduciary or other investor of Plan Assets that proposes to acquire or hold Certificates on behalf of a Plan or with Plan Assets should consult with its counsel with respect to the potential applicability of the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code to the proposed investment and the Exemption and the availability of exemptive relief under PTCE 83-1, Sections I and III of PTCE 95-60 or any other DOL class exemption.

                            LEGAL INVESTMENT MATTERS

         Each class of Certificates offered hereby and by the related Prospectus Supplement will be rated at the date of issuance in one of the four highest rating categories by at least one Rating Agency. If so specified in the related Prospectus Supplement, certain classes that are, and continue to be, rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization will constitute "mortgage related securities" for purposes of SMMEA, and, as such, will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any State whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Under SMMEA, if a State enacted legislation on or prior to October 3, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," such securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Certain States enacted legislation which overrides the preemption provisions of SMMEA. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in "mortgage related securities," or require the sale or other disposition of such securities, so long as such contractual commitment was made or such securities acquired prior to the enactment of such legislation.

         SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. SS24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe.

         The Federal Financial Institutions Examination Council has issued a supervisory policy statement (the "Policy Statement") applicable to all depository institutions, setting forth guidelines for and significant restrictions on investments in "high-risk mortgage securities." The Policy Statement has been adopted by the Federal Reserve Board, the Office of the Comptroller of the Currency, the FDIC and the Office of Thrift Supervision (the "OTS") with an effective date of February 10, 1992. The Policy Statement generally indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed-rate thirty-year mortgage security. According to the Policy Statement, prior to purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and, if so, that the proposed acquisition would reduce the institution's overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance as to which classes of Certificates will be treated as high-risk under the Policy Statement.

         The predecessor to the OTS issued a bulletin, entitled, "Mortgage Derivative Products and Mortgage Swaps," which is applicable to thrift institutions regulated by the OTS. The bulletin established guidelines for the investment by savings institutions in certain "high-risk" mortgage derivative securities and limitations on the use of such securities by insolvent, undercapitalized or otherwise "troubled" institutions. According to the bulletin, such "high-risk" mortgage derivative securities include securities having certain specified characteristics, which may include certain classes of Certificates. In addition, the National Credit Union Administration has issued regulations governing federal credit union investments which prohibit investment in certain specified types of securities, which may include certain classes of Certificates. Similar policy statements have been issued by regulators having jurisdiction over other types of depository institutions.

         Prospective investors in the Certificates, including in particular the classes of Certificates that do not constitute "mortgage related securities" for purposes of SMMEA should consider the matters discussed in the following paragraph.

         There may be other restrictions on the ability of certain investors either to purchase certain classes of Certificates or to purchase any class of Certificates representing more than a specified percentage of the investors' assets. The Company will make no representations as to the proper characterization of any class of Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase any class of Certificates under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of any class of Certificates. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Certificates of any class constitute legal investments or are subject to investment, capital or other restrictions, and, if applicable, whether SMMEA has been overridden in any jurisdiction relevant to such investor.


                                 USE OF PROCEEDS

         Unless otherwise specified in the related Prospectus Supplement, substantially all of the net proceeds to be received from the sale of Certificates will be applied by the Company to finance the purchase of, or to repay short-term loans incurred to finance the purchase of, the Mortgage Loans underlying the Certificates or will be used by the Company for general corporate purposes. The Company expects that it will make additional sales of securities similar to the Certificates from time to time, but the timing and amount of any such additional offerings will be dependent upon a number of factors, including the volume of mortgage loans purchased by the Company, prevailing interest rates, availability of funds and general market conditions.


                             METHODS OF DISTRIBUTION

         The Certificates offered hereby and by the related Prospectus Supplements will be offered in series through one or more of the methods described below. The Prospectus Supplement prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds to the Company from such sale.

         The Company intends that Certificates will be offered through the following methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular series of Certificates may be made through a combination of two or more of these methods. Such methods are as follows:

 1. by negotiated firm commitment or best efforts underwriting and public re-offering by underwriters;

 2.       by placements by the Company with institutional investors through dealers; and

 3.      by direct  placements  by the  Company  with  institutional investors.


         In addition, if specified in the related Prospectus Supplement, a series of Certificates may be offered in whole or in part to the Seller of the related Mortgage Loans that would comprise the Mortgage Pool in respect of such Certificates.

         If underwriters are used in a sale of any Certificates (other than in connection with an underwriting on a best efforts basis), such Certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. Such underwriters may be broker-dealers affiliated with the Company whose identities and relationships to the Company will be as set forth in the related Prospectus Supplement. The managing underwriter or underwriters with respect to the offer and sale of a particular series of Certificates will be set forth on the cover of the Prospectus Supplement relating to such series and the members of the underwriting syndicate, if any, will be named in such Prospectus Supplement.

         In connection with the sale of the Certificates, underwriters may receive compensation from the Company or from purchasers of the Certificates in the form of discounts, concessions or commissions. Underwriters and dealers participating in the distribution of the Certificates may be deemed to be underwriters in connection with such Certificates, and any discounts or commissions received by them from the Company and any profit on the resale of Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

         It is anticipated that the underwriting agreement pertaining to the sale of any series of Certificates will provide that the obligations of the underwriters will be subject to certain conditions precedent, that the underwriters will be obligated to purchase all such Certificates if any are purchased (other than in connection with an underwriting on a best efforts basis) and that, in limited circumstances, the Company will indemnify the several underwriters and the underwriters will indemnify the Company against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended, or will contribute to payments required to be made in respect thereof.

         The Prospectus Supplement with respect to any series offered by placements through dealers will contain information regarding the nature of such offering and any agreements to be entered into between the Company and purchasers of Certificates of such series.

         The Company anticipates that the Certificates offered hereby will be sold primarily to institutional investors or sophisticated non-institutional investors. Purchasers of Certificates, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933, as amended, in connection with reoffers and sales by them of Certificates. Holders of Certificates should consult with their legal advisors in this regard prior to any such reoffer or sale.

                                  LEGAL MATTERS

         Certain legal matters, including certain federal income tax matters, will be passed upon for the Company by Thacher Proffitt & Wood, New York, New York, or by Orrick, Herrington & Sutcliffe LLP, New York, New York, as specified in the Prospectus Supplement.


                              FINANCIAL INFORMATION

         The Company has determined that its financial statements are not material to the offering made hereby. The Certificates do not represent an interest in or an obligation of the Company. The Company's only obligations with respect to a series of Certificates will be to repurchase the Mortgage Loans upon any breach of certain limited representations and warranties made by the Company, or as otherwise provided in the applicable Prospectus Supplement.

                         INDEX OF PRINCIPAL DEFINITIONS

401(C) Regulations...........................................95
Accrual Certificates..........................................6
Additional Collateral........................................13
Additional Collateral Loans..................................13
Advance  ....................................................38
Affiliated Sellers...........................................13
Appraised Value..............................................16
ARM Loans....................................................14
Balloon Amount...............................................15
Balloon Loans................................................15
Bankruptcy Amount............................................45
Bankruptcy Losses............................................47
Beneficial Owner.............................................28
Book-Entry Certificates......................................28
Buy-Down Account.............................................17
Buy-Down Agreement...........................................34
Buy-Down Funds...............................................17
Buy-Down Mortgage Loans......................................17
Buy-Down Period..............................................17
CEDEL    ....................................................28
CEDEL Participants...........................................29
CERCLA   ....................................................73
Certificate Account..........................................33
Certificate Administrator....................................17
Certificate Insurance Policy.................................51
Certificate Registrar........................................28
Certificateholder............................................28
Certificates..................................................1
Clearance Cooperative........................................29
Closing Date.................................................78
Code     .....................................................9
Commission....................................................2
Committee Report.............................................78
Company  .....................................................1
Compensating Interest........................................39
Conservation Act.............................................73
Contributions Tax............................................89
Convertible Mortgage Loan....................................16
Cooperative..................................................66
Cooperative Loans............................................13
Cooperative Note.............................................66
Cooperative Notes............................................13
Counterparties...............................................53
Credit Enhancer..............................................47
Custodial Account............................................23
Custodian....................................................31
Debt Service Reduction.......................................50
Defaulted Mortgage Losses....................................47
Deferred Interest............................................15
Deficient Valuation..........................................50
Deleted Mortgage Loan........................................23
Depositaries.................................................28
Designated Seller Transaction................................14
Determination Date...........................................37
DIDMC    ....................................................75
Direct Puerto Rico Mortgage..................................30
Disqualified Persons.........................................92
Distribution Amount..........................................36
Distribution Date.............................................8
DOL      ....................................................92
DOL Regulations..............................................92
DTC      ....................................................28
DTC Participants.............................................28
Due Date ....................................................37
Due Period...................................................37
Eligible Account.............................................33
Endorsable Puerto Rico Mortgage..............................30
Environmental Lien...........................................74
ERISA    .....................................................9
ERISA Plans..................................................92
Euroclear....................................................28
Euroclear Operator...........................................29
Euroclear Participants.......................................29
Excess Spread................................................32
Exchange Act..................................................2
Excluded Spread..............................................32
Exemption....................................................93
Exemption Rating Agencies....................................93
Extraordinary Losses.........................................47
Fannie Mae...................................................52
FDIC     ....................................................20
Form 8-K ....................................................17
Fraud Loss Amount............................................45
Fraud Losses.................................................47
Freddie Mac..................................................52
Garn-St Germain Act..........................................72
GMAC Mortgage.................................................1
Guide    ....................................................18
High Cost Loans..............................................71
Holder   ....................................................28
Index    ....................................................15
Index of Principal Definitions................................1
Indirect Participants........................................28
Insurance Proceeds...........................................33
IRS      ....................................................78
Issue Premium................................................84
Letter of Credit.............................................48
Letter of Credit Bank........................................48
LIBOR    ....................................................53
Liquidated Mortgage Loan.....................................42
Liquidation Proceeds.........................................33
Loan-to-Value-Ratio..........................................15
Manager  ....................................................14
Mark-to-Market Regulations...................................86
Master Commitments...........................................18
Master Servicer...............................................1
Mezzanine Certificates........................................7
Mortgage Loans................................................1
Mortgage Notes...............................................12
Mortgage Pool.................................................6
Mortgage Pool Insurance Policy...............................48
Mortgage Rate................................................14
Mortgage Securities...........................................7
Mortgaged Properties..........................................7
Mortgagor....................................................12
Net Mortgage Rate............................................62
Nonrecoverable Advance.......................................35
Note Margin..................................................15
OID Regulations..............................................76
OTS      ....................................................97
Overcollateralization........................................46
Participants.................................................28
Parties in Interest..........................................92
Pass-Through Rate.............................................6
Paying Agent.................................................36
Payment Date.................................................36
Percentage Interest..........................................36
Permitted Investments........................................33
Plan Assets..................................................92
Plans    ....................................................92
Policy Statement.............................................97
Pool Insurer.................................................35
Pooling and Servicing Agreement...............................6
Prepayment Assumption........................................78
Prepayment Interest Shortfall................................39
Primary Insurance Policy.....................................54
Primary Insurer..............................................54
Principal Prepayments........................................38
Prohibited Transactions Tax..................................89
PTCE     ....................................................95
PTCE 83-1....................................................95
PTE      ....................................................93
Puerto Rico Mortgage Loans....................................7
Purchase Obligation..........................................53
Purchase Price...............................................23
Qualified Insurer............................................51
Qualified Substitute Mortgage Loan...........................23
Rating Agency.................................................9
Realized Loss................................................44
Record Date..................................................36
Registration Statement........................................2
REMIC    .....................................................1
REMIC Administrator..........................................90
REMIC Provisions.............................................76
REMIC Regular Certificates...................................76
REMIC Regulations............................................76
REMIC Residual Certificates..................................76
REO Mortgage Loan............................................42
Reserve Fund.................................................51
Residential Funding...........................................6
RICO     ....................................................75
Seller   ....................................................24
Sellers  ....................................................13
Senior Certificates...........................................7
Senior/Subordinate Series....................................27
Servicing Advances...........................................35
Single Certificate...........................................40
SMMEA    .....................................................9
Special Hazard Amount........................................44
Special Hazard Insurance Policy..............................49
Special Hazard Insurer.......................................49
Special Hazard Losses........................................47
Stated Principal Balance.....................................44
Strip Certificate.............................................6
Subordinate Amount...........................................45
Subordinate Certificates......................................7
Subservicers.................................................17
Subservicing Account.........................................32
Subservicing Agreement.......................................24
Surety Bond..................................................51
Swaps    ....................................................53
Tax-Exempt Investor..........................................96
Tax-Favored Plans............................................92
Terms and Conditions.........................................29
Tiered REMICs................................................77
Title V  ....................................................72
Title VIII...................................................73
Trust Fund....................................................1
Trustee  .....................................................6
UBTI     ....................................................96
UCC      ....................................................70
Unaffiliated Sellers.........................................13
Yield Supplement Agreements..................................53

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Other Expenses of Issuance and Distribution (Item 14 of Form S-3).

         The expenses expected to be incurred in connection with the issuance and distribution of the Certificates being registered, other than underwriting compensation, are as set forth below.
All such expenses, except for the filing fee, are estimated.

         Filing Fee for Registration Statement.................. $         303
         Legal Fees and Expenses................................     5,000,000
         Accounting Fees and Expenses...........................     2,250,000
         Trustee's Fees and Expenses
                (including counsel fees)........................       575,000
         Printing and Engraving Fees............................       200,000
         Rating Agency Fees.....................................     2,500,000
         Miscellaneous..........................................       675,000
                                                                   -----------

         Total  ................................................   $11,200,303
                                                                   ===========

Indemnification of Directors and Officers (Item 15 of Form S-3).

         Any underwriters who execute an Underwriting Agreement in the form filed as Exhibit 1.1 to this Registration Statement will agree to indemnify the Registrant's directors a nd its officers who signed this Registration Statement against certain liabilities which might a rise under the Securities Act of 1933 from certain information furnished to the Registrant by or on behalf of such indemnifying party.

         Subsection (a) of Section 145 of the General Corporation Law of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a pa rty to any threatened, pending or completed action, suit or proceeding, whether civil, crimina l, administrative or investigative (other than an action by or in the right of the corporation) b y reason of the fact that he is or was a director, employee or agent of the corporation or is o r was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his conduct was unlawful.

         Subsection (b) of Section 145 empowers a corporation to indemnify any person who w as or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reaso
n of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification may be made in respect to any claim, issue or matter as to which suc h person shall have been adjudged to be liable to the corporation unless and only to the exten t that the Court of Chancery or the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

         Section 145 further provides that to the extent a director, officer, employee or agent o f a corporation has been successful in the defense of any action, suit or proceeding referred t o in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall b e indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification or advancement of expenses provided for b y Section 145 shall not be deemed exclusive of any other rights to which the indemnified part y may be entitled; and empowers the corporation to purchase and maintain insurance on beha lf of a director, officer, employee or agent of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such wheth er or not the corporation would have the power to indemnify him against such liabilities unde r Section 145.

         The By-Laws of the Registrant provide, in effect, that to the extent and under the circumstances permitted by subsections (a) and (b) of Section 145 of the General Corporation Law of the State of Delaware, the Registrant (i) shall indemnify and hold harmless each pers on who was or is a party or is threatened to be made a party to any action, suit or proceeding described in subsections (a) and (b) by reason of the fact that he is or was a director or office r, or his testator or intestate is or was a director or officer of the Registrant, against expenses, judgments, fines and amounts paid in settlement, and (ii) shall indemnify and hold harmless e ach person who was or is a party or is threatened to be made a party to any such action, suit or proceeding if such person is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

         In addition, the Pooling and Servicing Agreements will provide that no director, offic er, employee or agent of the Registrant is liable to the Trust Fund or the Certificateholders, except for such person's own willful misfeasance, bad faith, gross negligence in the performance of duties or reckless disregard of obligations and duties. The Pooling and Servicing Agreements will further provide that, with the exceptions stated above, a director, officer, employee or a gent of the Registrant is entitled to be indemnified against any loss, liability or expense incur red in connection with legal action relating to such Pooling and Servicing Agreements and related Certificates other than such expenses related to particular Mortgage Loans.

         Certain controlling persons of the Registrant may also be entitled to indemnification fr om General Motors Acceptance Corporation, an indirect parent of the Registrant. Under sections 7015 and 7018-7023 of the New York Banking Law, General Motors Acceptance Corporation may or shall, subject to various exceptions and limitation, indemnify its directors or officers and may purchase and maintain insurance as follows:

                (a) If the director is made or threatened to be made a party to an action by or i n the right of General Motors Acceptance Corporation to procure a judgment in its fa vor, by reason of the fact that such person is or was a director or officer of General Motors Acceptance Corporation or is or was servicing at the request of General Moto rs Acceptance Corporation as a director or officer of some other enterprise, General Motors Acceptance Corporation may indemnify such person against amounts paid in settlement of such action or an appeal therein, if such director or officer acted, in goo d faith, for a purpose which such person reasonably believed to be in (or, in the case of service for any other enterprise, not opposed to) the best interests of general Motors Acceptance Corporation, except that no indemnification is available under such statutory provisions in respect of a threatened action or a pending action which is settled or otherwise disposed of, or any claim or issue or matter as to which such person is found liable to General Motors Acceptance Corporation, unless in each such case a court determined that such person is fairly and reasonably entitled to indemnity for such amount as the court deems proper.

                (b) With respect to any action or proceeding other than one by or in the right o f General Motors Acceptance Corporation to procure a judgment in its favor, if a dire ctor or officer is made or threatened to be made a party by reason of the fact that suc h person was a director or officer of General Motors Acceptance Corporation, or serv ed some other enterprise at the request of General Motors Acceptance Corporation, General Motors Acceptance Corporation may indemnify such person against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, incurred as a result of such action or proceeding or an appeal therein, if such person acted in good faith for a purpose which such person reasonably believed to be in (or, in the case of service for any other enterprise, not opposed to) the best interests of General Motors Acceptance Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that such person's conduct was unlawful.

                (c) A director or officer who has been wholly successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in paragraphs (a) or (b) above, shall be entitled to indemnification as authorized in such paragraphs.

                (d) General  Motors  Acceptance  Corporation  may  purchase  and maintain insuran ce to indemnify directors and officers in instances in which they may not otherwise be indemnified by General Motors Acceptance Corporation under the provisions of the N ew York Banking Law, provided hat the contract of insurance provides for a retention amount and for co-insurance, except that no such insurance may provide for any payment, other than cost of defense, to or on behalf of any director or officer if a judgment or other final adjudication adverse to such director or officer establishes that such person's acts of active and deliberate dishonesty were material to the cause of ac tion so adjudicated or that such person personally gained in fact a financial profit or o ther advantage to which such person was not legally entitled.

         The foregoing statement is subject to the detailed provisions of sections 7015 and 701 8-7023 of the New York Banking Law.

         As a subsidiary of General Motors Corporation, General Motors Acceptance Corporation is insured against liabilities which it may incur by reason of the foregoing provisions of the New York Banking Law and directors and officers of General Motors Acceptance Corporation are insured against some liabilities which might arise out of their employment and not be subject to indemnification under said Banking Law.

         Pursuant to resolutions adopted by the Board of Directors of General Motors Corporation, that company to the fullest extent permissible under law will indemnify, and has purchased insurance on behalf of, directors or officers of the company, or any of them, who incur or are threatened with personal liability, including expenses, under Employee Retirement Income Security Act of 1974 or any amendatory or comparable legislation or regulation thereunder.

Exhibits (Item 16 of Form S-3).

Exhibits--
 1.1   --Form of Underwriting Agreement
 3.1*  --Certificate of Incorporation of Residential Funding Mortgage Securities
         I, Inc. ("RFMSI") (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement (File No. 33-9518)).
 3.2*  --By-Laws of RFMSI  (incorporated by reference to Exhibit 3.2 to the
         Registrant's Registration Statement (File No. 2-99554)).
 4.1*  --Form of Pooling and Servicing Agreement for an offering of Mortgage
         Pass-Through Certificates consisting of senior and subordinate certificate classes (incorporated by reference to Exhibit 4.1 to Post-Effective Amendment No. 1 to the Registrant's Registration Statement (File No. 33-20826)).
 4.2* --Form of Pooling and Servicing Agreement for alternate forms of credit support (single class) (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement (File No. 33-26683)).
 4.3* --Form of Pooling and Servicing Agreement for alternate forms of credit support (multi-class) (incorporated by reference to Exhibit 4.2 to the Registrant's Registration Statement (File No. 33-9518)).
 4.4*  --Form of Pooling and Servicing Agreement for an offering of Mortgage
         Pass-Through Certificates backed by Mortgage Securities (incorporated by reference to Exhibit 4.4 to the Registrant's Registration Statement (File No. 33-49689)).
 5.1   --Opinion of Thacher Proffitt & Wood with respect to legality.
 5.2   --Opinion of Orrick, Herrington & Sutcliffe with respect to legality.
 8.1 --Opinion of Thacher Proffitt & Wood with respect to certain tax matters (included with Exhibit 5.1).
 8.2 --Opinion of Orrick, Herrington & Sutcliffe with respect to certain tax matters.
23.1  -- Consent of Thacher Proffitt & Wood (included as part of Exhibit 5.1 and
         Exhibit 8.1).
23.2  -- Consent of Orrick, Herrington & Sutcliffe (included as part of Exhibit
         5.2 and Exhibit 8.2).
24.1  -- Power of Attorney

------------------
           *        Not filed herewith.

Undertakings (Item 17 of Form S-3).

A.  Undertakings Pursuant to Rule 415.

  The Registrant hereby undertakes:

     (a)(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

     (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

     (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

     (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

provided however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

           (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (b) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of
1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

B.  Undertaking in respect of indemnification.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933, Residential Funding Mortgage Securities I, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement contained in Transaction Requirement B.5 of Form S-3 will be met by the time of the sale of the securities registered hereunder, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 5th day of November, 1997.

                                        RESIDENTIAL FUNDING MORTGAGE
                                        SECURITIES I, INC.

                                        By  /s/ Bruce J. Paradis
                                                 Bruce J. Paradis
                                                 President



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


                SIGNATURE                                    TITLE                                DATE

 /s/ Bruce J. Paradis                             Director and President                     November 5, 1997
------------------------------------------
Bruce J. Paradis                                  (Principal Executive
                                                  Officer)


 /s/ Davee L. Olson                               Director, Executive Vice                   November 5, 1997
------------------------------------------
Davee L. Olson                                    President and Chief Financial
                                                  Officer (Principal Financial
                                                  Officer)


 /s/ Dennis W. Sheehan                            Director and                               November 5, 1997
------------------------------------------
Dennis W. Sheehan                                 Assistant Treasurer


 /s/ Jack R. Katzmark                             Controller (Principal                      November 5, 1997
------------------------------------------
Jack R. Katzmark                                  Accounting Officer)


                                                EXHIBIT INDEX

---------------------------------------------------------------------------------------------------------------------------------
    Number                                         Description                                         Location of Exhibit
                                                                                                          in Sequential
                                                                                                         Numbering System
---------------------------------------------------------------------------------------------------------------------------------

1.1             Form of Underwriting Agreement
---------------------------------------------------------------------------------------------------------------------------------
3.1*            Certificate of Incorporation of RFMSI (incorporated by reference to
                Exhibit 3.1 to the Registrant's Registration Statement (File No. 33-
                9518))
---------------------------------------------------------------------------------------------------------------------------------
3.2*            By-Laws of RFMSI (incorporated by reference to Exhibit 3.2 to the
                Registrant's Registration Statement (File No. 2-99554))
---------------------------------------------------------------------------------------------------------------------------------
4.1*            Form of Pooling and Servicing Agreement for an offering of
                Mortgage Pass-Through Certificates consisting of senior and subordinate certificate classes (incorporated by reference to Exhibit
                4.1 to Post-Effective Amendment No. 1 to the Registrant's
                Registration Statement (File No. 33-20826))
---------------------------------------------------------------------------------------------------------------------------------
4.2*            Form of Pooling and Servicing Agreement for alternate forms of credit support (single class) (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement (File No. 33-26683))
---------------------------------------------------------------------------------------------------------------------------------
4.3*            Form of Pooling and Servicing Agreement for alternate forms of credit support (multi-class) (incorporated by reference to Exhibit 4.2 to the Registrant's Registration Statement (File No. 33-9518))
---------------------------------------------------------------------------------------------------------------------------------
4.4*            Form of Pooling and Servicing Agreement for an offering of
                Mortgage Pass-Through Certificates backed by Mortgage Securities
                (incorporated by reference to Exhibit 4.4 to the Registrant's
                Registration Statement (File No. 33-49689))
---------------------------------------------------------------------------------------------------------------------------------
5.1             Opinion of Thacher Proffitt & Wood with respect to legality.
---------------------------------------------------------------------------------------------------------------------------------
5.2             Opinion of Orrick, Herrington & Sutcliffe with respect to legality.
---------------------------------------------------------------------------------------------------------------------------------
8.1             Opinon of Thacher Proffitt & Wood with respect to certain tax matters (included in Exhibit 5.1).
---------------------------------------------------------------------------------------------------------------------------------
8.2             Opinion of Orrick, Herrington & Sutcliffe with respect to certain tax matters.
---------------------------------------------------------------------------------------------------------------------------------
23.1            Consent of Thacher Proffitt & Wood (included as part of Exhibit 5.1 and Exhibit 8.1).
---------------------------------------------------------------------------------------------------------------------------------
23.2            Consent of Orrick, Herrington & Sutcliffe (included as part of
                Exhibit 5.2 and Exhibit 8.2).
---------------------------------------------------------------------------------------------------------------------------------
24.1            Power of Attorney
---------------------------------------------------------------------------------------------------------------------------------
* Not filed herewith.

                                   EXHIBIT 1.1


                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

               Mortgage Pass-Through Certificates, Series 199_-S__


                                     FORM OF
                             UNDERWRITING AGREEMENT

                                                          ________________, 199_

==============================
------------------------------

Ladies and Gentlemen:

         Residential Funding Mortgage Securities I, Inc., a Delaware corporation (the "Company"), proposes to sell to you (also referred to herein as the "Underwriter") Mortgage Pass-Through Certificates, Series 199_-S__, Class _, Class _ and Class R Certificates other than a de minimis portion thereof (collectively, the "Certificates"), having the aggregate principal amounts and Pass-Through Rates set forth above. The Certificates, together with the Class _ and Class _ Certificates of the same series, will evidence the entire beneficial interest in the Trust Fund (as defined in the Pooling and Servicing Agreement referred to below) consisting primarily of a pool (the "Pool") of conventional, [fixed-rate] [adjustable-rate], one- to four-family residential mortgage loans (the "Mortgage Loans") as described in the Prospectus Supplement (as hereinafter defined) to be sold by the Company. A de minimis portion of the Class R Certificates will not be sold hereunder and will be held by Residential Funding Corporation ("Residential Funding").

         The Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") to be dated as of __________________, 199_ (the "Cut-off Date") among the Company, as seller,
Residential        Funding,        as        master        servicer,         and
___________________________________________,  as trustee  (the  "Trustee").  The
Certificates are described more fully in the Basic Prospectus and the Prospectus Supplement (each as hereinafter defined) which the Company has furnished to you.

         1.       Representations, Warranties and Covenants.

                  1.1 The Company represents and warrants to, and agrees with you that:

                           (a) The  Company  has filed with the  Securities  and
         Exchange Commission (the "Commission") a registration statement (No. 33-_____) on Form S-3 for the registration under the Securities Act of 1933, as amended (the "Act"), of Mortgage Pass-Through Certificates (issuable in series), including the Certificates, which registration statement has become effective, and a copy of which, as amended to the date hereof, has heretofore been delivered to you. The Company proposes to file with the Commission pursuant to Rule 424(b) under the rules and regulations of the Commission under the Act (the "1933 Act Regulations") a supplement dated __________, 199_ (the "Prospectus Supplement"), to the prospectus dated __________, 199_ (the "Basic Prospectus"), relating to the Certificates and the method of distribution thereof. Such registration statement (No. 33-______) including exhibits thereto and any information incorporated therein by reference, as amended at the date hereof, is hereinafter called the "Registration Statement"; and the Basic Prospectus and the Prospectus Supplement and any information incorporated therein by reference, together with any amendment thereof or supplement thereto authorized by the Company on or prior to the Closing Date for use in connection with the offering of the Certificates, are hereinafter called the "Prospectus". Any preliminary form of the Prospectus Supplement which has heretofore been filed pursuant to Rule 424, or prior to the effective date of the Registration Statement pursuant to Rule 402(a), or 424(a) is hereinafter called a "Preliminary Prospectus Supplement."

                           (b) The Registration Statement has become effective, and the Registration Statement as of the effective date (the "Effective Date"), and the Prospectus, as of the date of the Prospectus
         Supplement, complied in all material respects with the applicable requirements of the Act and the 1933 Act Regulations; and the Registration Statement, as of the Effective Date, did not contain any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, as of the date of the Prospectus Supplement, did not, and as of the Closing Date will not, contain an untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor Residential Funding makes any representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto relating to the information identified by underlining or other highlighting as shown in Exhibit E (the "Excluded Information"); and provided, further, that neither the Company nor Residential Funding makes any representations or warranties as to either (i) any information in any Computational Materials or ABS Term Sheets (each as hereinafter defined) required to be provided by the Underwriter to the Company pursuant to Section 4.2, except to the extent of any information set forth therein that constitutes Pool Information (as defined below), or (ii) as to any information contained in or omitted from the portions of the Prospectus identified by underlining or other highlighting as shown in Exhibit F (the "Underwriter Information"). As used herein, "Pool Information" means information with respect to the characteristics of the Mortgage Loans and administrative and servicing fees, as provided by or on behalf of the Company or Residential Funding to the Underwriter in final form and set forth in the Prospectus Supplement. The Company acknowledges that, except for any Computational Materials and ABS Term Sheets, the Underwriter Information constitutes the only information furnished in writing by you or on your behalf for use in connection with the preparation of the Registration Statement, any preliminary prospectus or the Prospectus, and you confirm that the Underwriter Information is correct.

                  (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to conduct its business as presently conducted by it.

                  (d) This Agreement has been duly authorized, executed and delivered by the Company.

                  (e) As of the Closing Date (as defined herein) the Certificates will conform in all material respects to the description thereof contained in the Prospectus and the representations and warranties of the Company in the Pooling and Servicing Agreement will be true and correct in all material respects.

                  1.2 Residential Funding represents and warrants to, and agrees with you that as of the Closing Date the representations and warranties of Residential Funding in the Pooling and Servicing Agreement will be true and correct in all material respects.

                  1.3 The Underwriter represents and warrants to and agrees with the Company and Residential Funding that:

     No purpose of the Underwriter relating to the purchase of any of the Class R Certificates by the Underwriter is or will be to enable the Company to impede the assessment or collection of any tax.

     The Underwriter has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

     The Underwriter has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

     No purpose of the Underwriter relating to any sale of any of the Class R Certificates by the Underwriter will be to enable it to impede the assessment or collection of tax. In this regard, the Underwriter hereby represents to and for the benefit of the Company and Residential Funding that the Underwriter intends to pay taxes associated with holding the Class R Certificates, as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

     The Underwriter will, in connection with any transfer it makes of any of the Class R Certificates, obtain from its transferee the affidavit required by
Section 5.02(f)(i)(B)(I) of the Pooling and Servicing Agreement, will not consummate any such transfer if it knows or believes that any representation contained in such affidavit is false and will provide the Trustee with the Certificate required by Section 5.02(f)(i)(B)(II) of the Pooling and Servicing Agreement.

     The Underwriter hereby certifies that (i) with respect to any classes of Certificates issued in authorized denominations or Percentage Interests of less than $25,000 or 20%, as the case may be, the fair market value of each such Certificate sold to any person on the date of initial sale thereof by the Underwriter will not be less than $100,000, and (ii) with respect to each class of Certificates to be maintained on the book-entry records of The Depository Trust Company ("DTC"), the interest in each such class of Certificates sold to any person on the date of initial sale thereof by the Underwriter will not be less than an initial Certificate Principal Balance of $25,000.

     The Underwriter will use its best reasonable efforts to cause Trepp & Co. to issue a commitment letter, prior to the Closing Date, to DTC stating that Trepp & Co. will value the DTC Registered Certificates (hereinafter defined) on an ongoing basis subsequent to the Closing Date.

     The Underwriter will have funds available at ________________, in the Underwriter's account at such bank at the time all documents are executed and the closing of the sale of the Certificates is completed, except for the transfer of funds and the delivery of the Certificates. Such funds will be available for immediate transfer into the account of Residential Funding maintained at such bank.
                           (i) As of the date hereof and as of the Closing Date, the Underwriter has complied with all of its obligations hereunder including Section 4.2, and, with respect to all Computational Materials and ABS Term Sheets provided by the Underwriter to the Company pursuant to Section 4.2, if any, such Computational Materials and ABS Term Sheets are accurate in all material respects when read in conjunction with the Prospectus Supplement (taking into account the assumptions explicitly set forth in the Computational Materials or ABS Term Sheets, except to the extent of any errors therein that are caused by errors in the Pool Information). The Computational Materials and ABS Term Sheets provided by the Underwriter to the Company constitute a complete set of all Computational Materials and ABS Term Sheets that are required to be filed with the Commission.

                  1.4 The Underwriter covenants and agrees to pay directly, or reimburse the Company or Residential Funding upon demand for (i) any and all taxes (including penalties and interest) owed or asserted to be owed by the Company or Residential Funding as a result of a claim by the Internal Revenue Service that the transfer of any of the Class R Certificates to the Underwriter hereunder or any transfer thereof by the Underwriter may be disregarded for federal tax purposes and (ii) any and all losses, claims, damages and liabilities, including attorney's fees and expenses, arising out of any failure of the Underwriter to make payment or reimbursement in connection with any such assertion as required in (i) above. In addition, the Underwriter acknowledges that on the Closing Date immediately after the transactions described herein it will be the owner of the Class R Certificates for federal tax purposes, and the Underwriter covenants that it will not assert in any proceeding that the transfer of the Class R Certificates from the Company to the Underwriter should be disregarded for any purpose.

         2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to you, and you agree to purchase from the Company, the Certificates (other than for a de minimis portion of the Class R Certificates, which shall be transferred by the Company to Residential Funding) at a price equal to __________% of the aggregate principal balance of the Certificates as of the Closing Date. There will be added to the purchase price of the Certificates an amount equal to interest accrued thereon from the Cut-off Date to but not including the Closing Date. The purchase price for the Certificates was agreed to by the Company in reliance upon the transfer from the Company to the Underwriter of the tax liabilities associated with the ownership of the Class R Certificates.

         3. Delivery and Payment. Delivery of and payment for the Certificates shall be made at the office of [Thacher Proffitt & Wood] [Orrick, Herrington & Sutcliffe] at 10:00 a.m., New York City time, on ______________, 199_ or such later date as you shall designate, which date and time may be postponed by agreement between you and the Company (such date and time of delivery and payment for the Certificates being herein called the "Closing Date"). Delivery of the Certificates (except for the Class R Certificates (the "Definitive
Certificates")) shall be made to you through the Depository Trust Company ("DTC") (such Certificates, the "DTC Registered Certificates"), and delivery of the Definitive Certificates shall be made in registered, certified form, in each case against payment by you of the purchase price thereof to or upon the order of the Company by wire transfer in immediately available funds. The Definitive Certificates shall be registered in such names and in such denominations as you may request not less than two business days in advance of the Closing Date. The Company agrees to have the Definitive Certificates available for inspection, checking and packaging by you in New York, New York not later than 1:00 p.m. on the business day prior to the Closing Date.

         4.       Offering by Underwriter.

                  4.1 It is understood that you propose to offer the Certificates for sale to the public as set forth in the Prospectus and you agree that all such offers and sales by you shall be made in compliance with all applicable laws and regulations.

                  4.2 It is understood that you may prepare and provide to prospective investors certain Computational Materials and ABS Term Sheets (each as defined below) in connection with your offering of the Certificates, subject to the following conditions:

                           (a) The Underwriter shall comply with all applicable laws and regulations in connection with the use of Computational Materials, including the No-Action Letter of May 20, 1994 issued by the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994 (collectively, the "Kidder/PSA Letter"), as well as the PSA Letter referred to below. The Underwriter shall comply with all applicable laws and regulations in connection with the use of ABS Term Sheets, including the No-Action Letter of February 17, 1995 issued by the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder/PSA Letter, the "No-Action Letters").

                           (b) For purposes hereof, "Computational Materials" as used herein shall have the meaning given such term in the No-Action Letters, but shall include only those Computational Materials that have been prepared or delivered to prospective investors by or at the direction of the Underwriter. For purposes hereof, "ABS Term Sheets" and "Collateral Term Sheets" as used herein shall have the meanings given such terms in the PSA Letter but shall include only those ABS Term Sheets or Collateral Term Sheets that have been prepared or delivered to prospective investors by or at the direction of the Underwriter.

                           (c) (i) All Computational Materials and ABS Term Sheets provided to prospective investors that are required to be filed pursuant to the No-Action Letters shall bear a legend on each page including the following statement:

                  "THE INFORMATION HEREIN HAS BEEN PROVIDED SOLELY BY _________________________________ [name of Underwriter].
                  NEITHER THE ISSUER OF THE CERTIFICATES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                           (ii) In the case of Collateral Term Sheets, such legend shall also include the following statement:

                  "THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES AND [Except with respect to the initial Collateral Term Sheet prepared by the Underwriter] SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY ______________ [name of Underwriter]."

         The Company shall have the right to require additional specific legends or notations to appear on any Computational Materials or ABS Term Sheets, the right to require changes regarding the use of terminology and the right to determine the types of information appearing therein. Notwithstanding the foregoing, subsection (c)(i) will be satisfied if all Computational Materials and ABS Term Sheets referred to therein bear a legend in a form previously approved in writing by the Company.

                           (d) The Underwriter shall provide the Company with representative forms of all Computational Materials and ABS Term Sheets prior to their first use, to the extent such forms have not previously been approved by the Company for use by the

         Underwriter. The Underwriter shall provide to the Company, for filing on Form 8-K as provided in Section 5.9, copies (in such format as required by the Company) of all Computational Materials and ABS Term Sheets that are required to be filed with the Commission pursuant to the No-Action Letters. The Underwriter may provide copies of the foregoing in a consolidated or aggregated form including all information required to be filed. All Computational Materials and ABS Term Sheets described in this subsection (d) must be provided to the Company not later than 10:00 a.m. New York time one business day before filing thereof is required pursuant to the terms of this Agreement. The Underwriter agrees that it will not provide to any investor or prospective investor in the Certificates any Computational Materials or ABS Term Sheets on or after the day on which Computational Materials and ABS Term Sheets are required to be provided to the Company pursuant to this Section 4.2(d) (other than copies of Computational Materials or ABS Term Sheets previously submitted to the Company in accordance with this Section 4.2(d) for filing pursuant to Section 5.9), unless such Computational Materials or ABS Term Sheets are preceded or accompanied by the delivery of a Prospectus to such investor or prospective investor.

                           (e) All information included in the Computational Materials and ABS Term Sheets shall be generated based on substantially the same methodology and assumptions that are used to generate the information in the Prospectus Supplement as set forth therein; provided that the Computational Materials and ABS Term Sheets may include information based on alternative methodologies or assumptions if specified therein. If any Computational Materials or ABS Term Sheets that are required to be filed were based on assumptions with respect to the Pool that differ from the final Pool Information in any material respect or on Certificate structuring terms that were revised in any material respect prior to the printing of the Prospectus, the Underwriter shall prepare revised Computational Materials or ABS Term Sheets, as the case may be, based on the final Pool Information and structuring assumptions, circulate such revised Computational Materials and ABS Term Sheets to all recipients of the preliminary versions thereof that indicated orally to the Underwriter they would purchase all or any portion of the Certificates, and include such revised Computational Materials and ABS Term Sheets (marked, "as revised") in the materials delivered to the Company pursuant to subsection (d) above.

                           (f) The Company shall not be obligated to file any Computational Materials or ABS Term Sheets that have been determined to contain any material error or omission, provided that, at the request of the Underwriter, the Company will file Computational Materials or ABS Term Sheets that contain a material error or omission if clearly marked "superseded by materials dated _____" and accompanied by corrected Computational Materials or ABS Term Sheets that are marked, "material previously dated _________, as corrected." In the event that, within the period during which the Prospectus relating to the
         Certificates is required to be delivered under the Act, any Computational Materials or ABS Term Sheets are determined, in the reasonable judgment of the Company or the Underwriter, to contain a material error or omission, the Underwriter shall prepare a corrected version of such Computational Materials or ABS Term Sheets, shall circulate such corrected Computational Materials and ABS Term Sheets to all recipients of the prior versions thereof that either indicated orally to the Underwriter they would purchase all or any portion of the Certificates, or actually purchased all or any portion thereof, and shall deliver copies of such corrected Computational Materials and ABS Term Sheets (marked, "as corrected") to the Company for filing with the Commission in a subsequent Form 8-K submission (subject to the Company's obtaining an accountant's comfort letter in respect of such corrected Computational Materials and ABS Term Sheets, which shall be at the expense of the Underwriter).

                           (g) If the Underwriter does not provide any Computational Materials or ABS Term Sheets to the Company pursuant to subsection (d) above, the Underwriter shall be deemed to have represented, as of the Closing Date, that it did not provide any prospective investors with any information in written or electronic form in connection with the offering of the Certificates that is required to be filed with the Commission in accordance with the No-Action Letters, and the Underwriter shall provide the Company with a certification to that effect on the Closing Date.

                           (h) In the event of any delay in the delivery by the Underwriter to the Company of all Computational Materials and ABS Term Sheets required to be delivered in accordance with subsection (d) above, or in the delivery of the accountant's comfort letter in respect thereof pursuant to Section 5.9, the Company shall have the right to delay the release of the Prospectus to investors or to the Underwriter, to delay the Closing Date and to take other appropriate actions in each case as necessary in order to allow the Company to comply with its agreement set forth in Section 5.9 to file the Computational Materials and ABS Term Sheets by the time specified therein.

                           (i) The Underwriter represents that it has in place, and covenants that it shall maintain internal controls and procedures which it reasonably believes to be sufficient to ensure full compliance with all applicable legal requirements of the No-Action Letters with respect to the generation and use of Computational Materials and ABS Term Sheets in connection with the offering of the Certificates.

                  4.3 You further agree that on or prior to the sixth day after the Closing Date, you shall provide the Company with a certificate, substantially in the form of Exhibit G attached hereto, setting forth (i) in the case of each class of Certificates, (a) if less than 10% of the aggregate principal balance of such class of Certificates has been sold to the public as of such date, the value calculated pursuant to clause (b)(iii) of Exhibit G hereto, or, (b) if 10% or more of such class of Certificates has been sold to the public as of such date but no single price is paid for at least 10% of the aggregate principal balance of such class of Certificates, then the weighted average price at which the Certificates of such class were sold expressed as a percentage of the principal balance of such class of Certificates sold, or (c) the first single price at which at least 10% of the aggregate principal balance of such class of Certificates was sold to the public, (ii) the prepayment assumption used in pricing each class of Certificates, and (iii) such other information as to matters of fact as the Company may reasonably request to enable it to comply with its reporting requirements with respect to each class of Certificates to the extent such information can in the good faith judgment of the Underwriter be determined by it.

         5.       Agreements.  The Company agrees with you that:

                  5.1  Before  amending  or   supplementing   the   Registration
Statement or the Prospectus with respect to the Certificates, the Company will furnish you with a copy of each such proposed amendment or supplement.

                  5.2 The Company will cause the Prospectus Supplement to be transmitted to the Commission for filing pursuant to Rule 424(b) under the Act by means reasonably calculated to result in filing with the Commission pursuant to said rule.

                  5.3 If, during the period after the first date of the public offering of the Certificates in which a prospectus relating to the Certificates is required to be delivered under the Act, any event occurs as a result of which it is necessary to amend or supplement the Prospectus, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the 1933 Act Regulations, the Company promptly will prepare and furnish, at its own expense, to you, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

                  5.4 The Company will furnish to you, without charge, a copy of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an underwriter or dealer may be required by the Act, as many copies of the Prospectus, any documents incorporated by reference therein and any amendments and supplements thereto as you may reasonably request.

                  5.5 The Company agrees, so long as the Certificates shall be outstanding, or until such time as you shall cease to maintain a secondary market in the Certificates, whichever first occurs, to deliver to you the annual statement as to compliance delivered to the Trustee pursuant to Section 3.18 of the Pooling and Servicing Agreement and the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to Section 3.19 of the Pooling and Servicing Agreement, as soon as such statements are furnished to the Company.

                  5.6 The Company will endeavor to arrange for the qualification of the Certificates for sale under the laws of such jurisdictions as you may reasonably designate and will maintain such qualification in effect so long as required for the initial distribution of the Certificates; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

                  5.7 If the transactions contemplated by this Agreement are consummated, the Company or Residential Funding will pay or cause to be paid all expenses incident to the performance of the obligations of the Company and Residential Funding under this Agreement, and will reimburse you for any reasonable expenses (including reasonable fees and disbursements of counsel) reasonably incurred by you in connection with qualification of the Certificates for sale and determination of their eligibility for investment under the laws of such jurisdictions as you have reasonably requested pursuant to Section 5.6 above and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Certificates, and for expenses incurred in distributing the Prospectus (including any amendments and supplements thereto) to the Underwriter. Except as herein provided, you shall be responsible for paying all costs and expenses incurred by you, including the fees and disbursements of your counsel, in connection with the purchase and sale of the Certificates.

                  5.8 If, during the period after the Closing Date in which a prospectus relating to the Certificates is required to be delivered under the Act, the Company receives notice that a stop order suspending the effectiveness of the Registration Statement or preventing the offer and sale of the Certificates is in effect, the Company will advise you of the issuance of such stop order.


                  5.9 The Company shall file the Computational Materials and ABS Term Sheets (if any) provided to it by the Underwriter under Section 4.2(d) with the Commission pursuant to a Current Report on Form 8-K by 10:00 a.m. on the morning the Prospectus is delivered to the Underwriter or, in the case of any Collateral Term Sheet required to be filed prior to such date, by 10:00 a.m. on the second business day following the first day on which such Collateral Term Sheet has been sent to a prospective investor; provided, however, that prior to such filing of the Computational Materials and ABS Term Sheets (other than any Collateral Term Sheets that are not based on the Pool Information) by the Company, the Underwriter must comply with its obligations pursuant to Section
4.2 and the Company must receive a letter from _____________________, certified public accountants, satisfactory in form and substance to the Company, Residential Funding and their respective counsels, to the effect that such accountants have performed certain specified procedures, all of which have been agreed to by the Company, as a result of which they determined that all information that is included in the Computational Materials and ABS Term Sheets (if any) provided by the Underwriter to the Company for filing on Form 8-K, as provided in Section 4.2 and this Section 5.9, is accurate except as to such matters that are not deemed by the Company to be material. The foregoing letter shall be at the sole expense of the Underwriter. The Company shall file any corrected Computational Materials described in Section 4.2(f) as soon as practicable following receipt thereof. The Company also will file with the Commission within fifteen days of the issuance of the Certificates a Current Report on Form 8-K (for purposes of filing the Pooling and Servicing Agreement).

         6. Conditions to the Obligations of the Underwriter. The Underwriter's obligation to purchase the Certificates shall be subject to the following conditions:

                  6.1 No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for that purpose shall be pending or, to the knowledge of the Company, threatened by the Commission; and the Prospectus Supplement shall have been filed or transmitted for filing, by means reasonably calculated to result in a filing with the Commission pursuant to Rule 424(b) under the Act.

                  6.2 Since _________ 1, 199_ there shall have been no material adverse change (not in the ordinary course of business) in the condition of the Company or Residential Funding.

                  6.3 The Company shall have delivered to you a certificate, dated the Closing Date, of the President, a Senior Vice President or a Vice President of the Company to the effect that the signer of such certificate has examined this Agreement, the Prospectus, the Pooling and Servicing Agreement and various other closing documents, and that, to the best of his or her knowledge after reasonable investigation:

                           (a) the representations and warranties of the Company in this Agreement and in the Pooling and Servicing Agreement are true and correct in all material respects; and

                           (b) the Company has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

                  6.4 Residential Funding shall have delivered to you a certificate, dated the Closing Date, of the President, a Senior Vice President or a Vice President of Residential Funding to the effect that the signer of such certificate has examined the Pooling and Servicing Agreement and this Agreement and that, to the best of his or her knowledge after reasonable investigation, the representations and warranties of Residential Funding contained in the Pooling and Servicing Agreement and in this Agreement are true and correct in all material respects.

                  6.5 You shall have received the opinions of [Thacher Proffitt & Wood] [Orrick, Herrington & Sutcliffe], special counsel for the Company and Residential Funding, dated the Closing Date and substantially to the effect set forth in Exhibit A-1 and Exhibit A-2, and the opinion of Lorna P. Gleason, general counsel for the Company and Residential Funding, dated the Closing Date and substantially to the effect set forth in Exhibit B.

                  6.6 You shall have received from Brown & Wood, counsel for the
Underwriter,   an  opinion   dated  the  Closing  Date  in  form  and  substance
satisfactory to the Underwriter.

                  6.7    The    Underwriter    shall    have    received    from
________________________, certified public accountants, (a) a letter dated the date hereof and satisfactory in form and sub-

stance to the Underwriter and the Underwriter's counsel, to the effect that they have performed certain specified procedures, all of which have been agreed to by the Underwriter, as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Prospectus Supplement under the captions "Description of the Mortgage Pool", "Pooling and Servicing Agreement", "Description of the Certificates" and "Certain Yield and Prepayment Considerations" agrees with the records of the Company and Residential Funding excluding any questions of legal interpretation and (b) the letter prepared pursuant to Section 5.9 hereof.

                  6.8 The Certificates shall have been rated "AAA" by _____________________________ and ___________________________.

                  6.9 You shall have received the opinion of _______________, dated the Closing Date, substantially to the effect set forth in Exhibit C.

                  6.10 You shall have received the opinion of ________________, special Minnesota tax counsel for the Company, dated the Closing Date, substantially to the effect set forth in Exhibit D.

                  6.11 You shall have received from [Thacher Proffitt & Wood] [Orrick, Herrington & Sutcliffe], special counsel to the Company, and from Lorna
P. Gleason, general counsel to the Company, reliance letters with respect to any
opinions       delivered      to       _______________________________       and
____________________________.

The Company will furnish you with conformed copies of the above opinions, certificates, letters and documents as you reasonably request.

         7.       Indemnification and Contribution.

                  7.1 The Company and Residential Funding, jointly and severally, agree to indemnify and hold harmless you and each person, if any, who controls you within the meaning of either Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Certificates as originally filed or in any amendment thereof or other filing incorporated by reference therein, or in the Prospectus or incorporated by reference therein (if used within the period set forth in Section 5.3 hereof and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon any information with respect to which the Underwriter has agreed to indemnify the Company pursuant to Section 7.2; provided, that none of the Company, Residential Funding or you will be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein relating to the Excluded Information or any information included in Computational Materials or ABS Term Sheets which is incorrect solely because the Pool Information deviates from the parameters set forth in the bid sheet attached hereto as Exhibit I provided you have complied with your obligations to circulate and deliver to the Company revised Computational Materials and ABS Term Sheets in accordance with Section 4.2(e) (any such deviation, the "Excluded Pool Information").

                  7.2 You agree to indemnify and hold harmless the Company, Residential Funding, their respective directors or officers and any person controlling the Company or Residential Funding to the same extent as the indemnity set forth in clause 7.1 above from the Company and Residential Funding to you, but only with respect to (i) the Underwriter Information and (ii) the Computational Materials and ABS Term Sheets, except to the extent of any errors in the Computational Materials or ABS Term Sheets that are caused by errors in the Pool Information; provided, however that the indemnification set forth in this Section 7.2 shall not apply to the extent of any errors in the Computational Materials or ABS Term Sheets that are caused by Excluded Pool Information. In addition, you agree to indemnify and hold harmless the Company, Residential Funding, their respective directors or officers and any person controlling the Company or Residential Funding against any and all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees) caused by, resulting from, relating to, or based upon any legend regarding original issue discount on any Certificate resulting from incorrect information provided by the Underwriter in the certificates described in Section 4.3 hereof.

                  7.3 In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either clause 7.1 or 7.2, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you, in the case of parties indemnified pursuant to clause 7.1 and by the Company or Residential Funding, in the case of parties indemnified pursuant to clause 7.2. The indemnifying party may, at its option, at any time upon written notice to the indemnified party, assume the defense of any proceeding and may designate counsel reasonably satisfactory to the indemnified party in connection therewith provided that the counsel so designated would have no actual or potential conflict of interest in connection with such representation. Unless it shall assume the defense of any proceeding the indemnifying party shall not be liable for any settlement of any proceeding, effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If the indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for release of the indemnified party in connection with all matters relating to the proceeding which have been asserted against the indemnified party in such proceeding by the other parties to such settlement, without the consent of the indemnified party.

                  7.4 If the indemnification provided for in this Section 7 is unavailable to an indemnified party under clause 7.1 or 7.2 hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect not only the relative benefits received by the Company and Residential Funding on the one hand and the Underwriter on the other from the offering of the Certificates but also the relative fault of the Company or Residential Funding on the one hand and of the Underwriter, on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and Residential Funding on the one hand and of the Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  7.5 The Company, Residential Funding and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the considerations referred to in clause 7.4, above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim except where the indemnified party is required to bear such expenses pursuant to clause 7.4; which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party believes that it will be ultimately obligated to pay such expenses. In the event that any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  7.6 The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company and Residential Funding in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Underwriter or on behalf of the Underwriter or any person controlling the Underwriter or by or on behalf of the Company or Residential Funding and their respective directors or officers or any person controlling the Company or Residential Funding and (iii) acceptance of and payment for any of the Certificates.

         8. Termination. This Agreement shall be subject to termination by notice given to the Company and Residential Funding, if the sale of the Certificates provided for herein is not consummated because of any failure or refusal on the part of the Company or Residential Funding to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or Residential Funding shall be unable to perform their respective obligations under this Agreement. If you terminate this Agreement in accordance with this Section 8, the Company or Residential Funding will reimburse you for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by the Underwriter in connection with the proposed purchase and sale of the Certificates.

         9. Certain Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, Residential Funding or the officers of any of the Company, Residential Funding, and you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by you or on your behalf or made by or on behalf of the Company or Residential Funding or any of their respective officers, directors or controlling persons, and will survive delivery of and payment for the Certificates.

         10. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriter will be mailed, delivered or telegraphed and confirmed to you at ________________________________________________________________________,
Attention: ____________________________ or if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Residential Funding Mortgage Securities I, Inc., 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437, Attention: ____________________; or, if sent to Residential Funding will be mailed, delivered or telegraphed and confirmed to it at Residential Funding Corporation, 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437, Attention: ____________________.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and their successors and assigns, and no other person will have any right or obligation hereunder.

         12. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, Residential Funding and you.

                                       Very truly yours,

                                       RESIDENTIAL FUNDING MORTGAGE
                                       SECURITIES I, INC.

                                       By:
                                       Name:
                                       Title:


                                       RESIDENTIAL FUNDING
                                       CORPORATION

                                       By:
                                       Name:
                                       Title:

The foregoing Underwriting Agreement
is hereby confirmed and accepted as of
the date first above written.





By:
Name:
Title:

                                   EXHIBIT A-1

     [[Thacher Proffitt & Wood] [Orrick, Herrington & Sutcliffe] Letterhead]
















                                                         _________________, 199_



Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Residential Funding Corporation
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437





[Name and address of trustee]

           Re: Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates, Series 199_-S__

Ladies and Gentlemen:

         We have acted as special counsel to Residential Funding Mortgage Securities I, Inc. (the "Company") and Residential Funding Corporation (the "Master Servicer" or "RFC") in connection with the issuance and sale by the
Company of Mortgage Pass-Through Certificates, Series 199_-S__ (the "Certificates"), pursuant to a Pooling and Servicing Agreement, dated as of _______________ 1, 199_ (the "Pooling and Servicing Agreement"), among the Company, the Master Servicer and ________________________, as trustee (the "Trustee"). The Certificates consist of ____________ classes designated as Class _ and Class R (collectively, the "Senior Certificates") and ____________ classes of subordinated certificates designated as Class _ and Class _. Only the Senior Certificates and Class _ Certificates (the "Offered Certificates") are offered under the Prospectus.

         The Senior Certificates in the aggregate and the Class _ Certificates will evidence initial undivided interests of approximately _____% and _____%, respectively, in a trust fund (the "Trust Fund") consisting primarily of a pool of conventional, [fixed-rate] [adjustable-rate], one-

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Residential Funding Corporation
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to four-family first mortgage loans (the "Mortgage Loans") held by ______________________________________________, as custodian (the "Custodian"), pursuant to a Custodial Agreement, dated as of _______________ 1, 199_, among the Company, the Master Servicer, the Custodian and the Trustee (the "Custodial Agreement"). RFC acquired the Mortgage Loans through its mortgage loan purchase program from various seller/servicers. RFC transferred the Mortgage Loans to the Company pursuant to an Assignment and Assumption Agreement, dated ______________ (the "Assignment and Assumption Agreement"), in exchange for immediately available funds, [the Excess Spread,] the Class _ Certificates and a de minimis portion of the Class R Certificates. The Company will sell the Class _ and the Class R Certificates other than a de minimis portion thereof (the "Underwritten Certificates") to _______________________ (the "Underwriter"), pursuant to an Underwriting Agreement, dated _______________, 199_, among the Company, RFC and the Underwriter (the "Underwriting Agreement"; the Pooling and Servicing Agreement, the Custodial Agreement, the Underwriting Agreement and the
Assignment and Assumption Agreement, collectively, the "Agreements"). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreements. This opinion letter is rendered pursuant to Section 6.5 of the Underwriting Agreement.

         In connection with rendering this opinion letter, we have examined the Agreements and such records and other documents as we have deemed necessary. As to matters of fact, we have examined and relied upon representations of the parties contained in the Agreements and, where we have deemed appropriate, representations or certifications of officers of the Company, the Master Servicer, the Trustee or public officials. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. We have assumed that all parties, except for the Company and the Master Servicer, had the corporate power and authority to enter into and perform all obligations under such documents. As to such parties, we also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the enforceability of such documents. We have assumed that there is not and will not be any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements. We have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Agreements.

         In rendering this opinion letter, we do not express any opinion concerning any law other than the law of the State of New York, the corporate law of the State of Delaware and the federal law of the United States, nor do we express any opinion concerning the application of the "doing business" laws or the securities laws of any jurisdiction other than the federal securities laws of the United States. In rendering the opinion set forth below, as to matters governed by the laws of the State of Minnesota, we have relied without independent investigation on the opinion letter

Residential Funding Mortgage Securities I, Inc.
Residential Funding Corporation
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Page 3


of Lorna P.  Gleason,  Esq.,  general  counsel  to the  Company  and the  Master
Servicer, dated the date hereof, a copy of which is annexed hereto. To the extent that we have relied on the foregoing opinion letter, the opinions set forth below are subject to the same assumptions, qualifications, exceptions and other limitations set forth therein. We do not express any opinion on any issue not expressly addressed below.

         Based upon the foregoing, it is our opinion that:

                    1. The Registration Statement has become effective under the Securities Act of 1933, as amended (the "Act"), and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn, and no proceedings for that purpose have been instituted or threatened under Section 8(d) of the Act.

                    2. The Registration Statement, at the Effective Date, and the Prospectus, as of the date of the Prospectus Supplement, other than any financial or statistical information or Computational Materials contained or incorporated by reference therein, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations thereunder.

                    3. To our knowledge, there are no material contracts, indentures, or other documents (not including computational materials) of a character required to be described or referred to in either the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

                    4. The Offered Certificates, when duly and validly executed, authenticated anddelivered in accordance with the Pooling and Servicing Agreement, will be entitled to the benefits of the Pooling and Servicing Agreement.

                    5. The statements made in the Prospectus under the heading "Description of the Certificates", insofar as such statements purport to summarize certain provisions of the Offered Certificates and the Pooling and Servicing Agreement, provide a fair summary of such provisions. The statements made in the Basic Prospectus and the Prospectus Supplement, as the case may be, under the headings "Certain Federal Income Tax Consequences", "Certain Legal Aspects of Mortgage Loans and Related Matters--Applicability of Usury Laws", and "--Alternative MortgageInstruments", and "ERISA Considerations", to the extent that they constitute

Residential Funding Mortgage Securities I, Inc.
Residential Funding Corporation
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Page 4


                    matters of  State  of New  York  or  federal  law  or  legal conclusions with respect thereto, while not purporting to discuss all possible consequences of investment in the Offered Certificates are correct in all material respects with respect to those consequences or matters that are discussed therein.
                    6. Each class of the Senior Certificates and the Class M Certificates will be "mortgage related securities", as defined in Section 3(a)(41) of the Securities Exchange Act of 1934, as amended, so long as such class is rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

                    7. The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust Fund created by the Pooling and Servicing Agreement is not required to be registered under the Investment Company Act of 1940, as amended.

                    8. No consent, approval, authorization or order of any federal or State of New York court or governmental agency or body is required for the consummation by the Company or the Master Servicer of the transactions contemplated by the terms of the Agreements, except (a) such as have been obtained under the Act and (b) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and the offer and sale of the Underwritten Certificates by the Underwriter, as to which we express no opinion.
                    9. Neither the sale of the Underwritten Certificates to the Underwriter pursuant to the Underwriting Agreement, nor the consummation of any other of the transactions contemplated by, or the fulfillment by the Company or the Master Servicer of the terms of the Agreements, will result in a breach of any term or provision of any federal or State of New York statute or regulation or, to the best of our knowledge, conflict with, result in a breach, violation or acceleration of or constitute a default under any order of any federal or State of New York court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or the Master Servicer.

                    10. Each of the Agreements has been duly authorized, executed and delivered by the Company and the Master
                         Servicer and, upon due authorization, execution and delivery by the other parties thereto, each will constitute a valid, legal and binding agreement of the Company and the Master Servicer, enforceable against the Company and the Master Servicer in accordance with its terms, except as

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Residential Funding Corporation
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Page 5


                    enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of any of the Agreements which purport to provide indemnification with respect to securities law violations.

                    11. Assuming compliance with the provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will qualify as a real estate mortgage investment conduit ("REMIC") within the meaning of Sections 860A through 860G (the "REMIC Provisions") of the Internal Revenue Code of 1986, the Offered Certificates (other than the Class R Certificates) will be "regular interests" in the Trust Fund and the Class R Certificates will be the sole class of "residual interests" in the Trust Fund, within the meaning of the REMIC Provisions in effect on the date hereof.

                    12. Assuming compliance with the provisions of the Pooling and Servicing Agreement, for City and State of New York income and corporation franchise tax purposes, the Trust Fund will be classified as a REMIC and not as a corporation, partnership or trust, in conformity with the federal income tax treatment of the Trust Fund. Accordingly, the Trust Fund will be exempt from all City and State of New York taxation imposed on its income, franchise or capital stock, and its assets will not be included in the calculation of any franchise tax liability.

         This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon without our prior written consent. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document, without our prior written consent.

                                                              Very truly yours,




                                                              By

                                   EXHIBIT A-2

     [[Thacher Proffitt & Wood] [Orrick, Herrington & Sutcliffe] Letterhead]



















                                                         _________________, 199_



Residential Funding Mortgage
   Securities I, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437





[Name and address of Trustee]

                  Re: Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates,
                           Series 199_-S__

Ladies and Gentlemen:

         We have acted as special counsel to Residential Funding Mortgage Securities I, Inc. (the "Company") and Residential Funding Corporation (the "Master Servicer" or "RFC") in connection with the issuance and sale by the
Company of Mortgage Pass-Through Certificates, Series 199_-S__ (the "Certificates"), pursuant to a Pooling and Servicing Agreement, dated as of
________________ 1, 199_ (the "Pooling and Servicing Agreement"), among the Company, the Master Servicer and _____________________ as trustee (the "Trustee"). The Certificates consist of ____________ classes designated as Class _ and Class R (collectively, the "Senior Certificates") and ____________ classes of subordinated certificates designated as Class _ and Class _.

         The Senior Certificates in the aggregate and the Class _ Certificates will evidence initial undivided interests of approximately _____% and _____%, respectively, in a trust fund (the "Trust Fund") consisting primarily of a pool of conventional, [fixed-rate] [adjustable-rate], one- to four-family first
mortgage       loans       (the       "Mortgage       Loans")       held      by
____________________________________________,  as custodian  (the  "Custodian"), pursuant

[TPW: NY01:615274.1] 16069-00418  10/24/97 07:06PM

Residential Funding Mortgage Securities I, Inc.
=====================
________ __, 199_
Page 2


to a Custodial Agreement, dated as of ___________ 1, 199_, among the Company, the Master Servicer, the Custodian and the Trustee (the "Custodial Agreement"). RFC acquired the Mortgage Loans through its mortgage loan purchase program from various seller/servicers. RFC transferred the Mortgage Loans to the Company pursuant to an Assignment and Assumption Agreement, dated ______________, 199_ (the "Assignment and Assumption Agreement"), in exchange for immediately available funds, [the Excess Spread,] the Class _ Certificates and a de minimis portion of the Class R Certificates. The Company will sell the Class _ Certificates and the Class R Certificates other than a de minimis portion thereof (the "Underwritten Certificates") to ______________________ (the "Underwriter"), pursuant to an Underwriting Agreement, dated ______________, 199_, among the Company, RFC and the Underwriter (the "Underwriting Agreement"; the Pooling and Servicing Agreement, the Custodial Agreement, the Underwriting Agreement and the Assignment and Assumption Agreement, collectively, the "Agreements"). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreements. This letter is rendered pursuant to
Section 6.5 of the Underwriting Agreement.

         Because the primary purpose of our professional engagement was not to establish factual matters and because of the wholly or partially non-legal character of many determinations involved in the preparation of the Registration Statement and the Prospectus, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except to the extent expressly set forth in paragraph numbered 5 of our opinion letter relating to certain securities matters, dated the date hereof and addressed to the Company, RFC, the Underwriter and the Trustee (the "Closing Opinion"), and make no representation that we have otherwise independently verified the accuracy, completeness or fairness of such statements, except as aforesaid. In particular and without limiting the foregoing, we have not examined any accounting, financial or statistical records not included in either the Registration Statement or the Prospectus from which the information and statements included therein are derived, and we express no belief as to any such accounting, financial or statistical information contained in either the Registration
Statement or the Prospectus or the information included under the caption "Method of Distribution" contained in the Prospectus Supplement, or as to any Computational Materials. We also note that we are not experts with respect to any portion of the Registration Statement or the Prospectus, including without limitation such accounting, financial or statistical information, except to the extent we may be deemed to be "experts" within the meaning of the Securities Act of 1933 or the rules and regulations thereunder with respect to the matters specifically mentioned in paragraph numbered 5 of the Closing Opinion.

         However, in the course of our acting as counsel to the Company in connection with its preparation of the Registration Statement or the Prospectus, we met in conferences and partici-

pated in telephone conversations involving representatives of the Company, representatives of the

Residential Funding Mortgage Securities I, Inc.
=====================
________ __, 199_
Page 3


Master Servicer, representatives of the Underwriter, representatives of the Trustee, representatives of the Custodian, Brown & Wood in their capacity as counsel to the Underwriter, and _______________ in their capacity as counsel to Residential Funding Corporation, during which conferences and telephone conversations the contents of the Registration Statement and the Prospectus and related matters were discussed. In addition, we reviewed the minutes of the Board of Directors of the Company and of the Master Servicer, which minutes were represented to us by the Company or the Master Servicer, as applicable, to _________________, 199_, and certain documents furnished to us by the Company and the Master Servicer or otherwise in our possession. We have not otherwise undertaken any procedures that were intended or likely to elicit information concerning the accuracy, completeness or fairness of the statements made in the Registration Statement or the Prospectus.

         Based on the foregoing, our understanding of applicable law and the experience we have gained in our practice thereunder, we hereby advise the Underwriter that no information has come to our attention that causes us to believe that the Registration Statement, as of the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Prospectus Supplement and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         This letter is rendered for the sole benefit of each addressee hereof, and no other person or entity is entitled to rely hereon without our prior written consent. Copies of this letter may not be furnished to any other person or entity, nor may any portion of this letter be quoted, circulated or referred to in any other document, without our prior written consent.

                                                              Very truly yours,




                                                              By

                                    EXHIBIT B

                              [GMAC RFC LETTERHEAD]



                                                         _________________, 199_

[Name and address of Trustee]






                  Re:      Residential Funding Mortgage Securities I, Inc.
               Mortgage Pass-Through Certificates, Series 199_-S__

Ladies and Gentlemen:

         I am General Counsel to Residential Funding Mortgage Securities I, Inc. (the "Company") and Residential Funding Corporation (the "Master Servicer" or "RFC"). In that capacity, I am familiar with the issuance and sale by the
Company of Mortgage Pass-Through Certificates, Series 199_-S__ (the "Certificates"), pursuant to a Pooling and Servicing Agreement, dated as of
_______________ 1, 199_ (the "Pooling and Servicing Agreement"), among the Company, the Master Servicer and _____________________, as trustee (the "Trustee"). The Certificates consist of ____________ classes designated as Class _ and Class R (collectively, the "Senior Certificates") and ____________ classes of subordinated certificates designated as Class _ and Class _. Only the Senior Certificates, Class M Certificates (the "Offered Certificates") are offered under the Prospectus.

         The Senior Certificates in the aggregate and the Class _ Certificates will evidence initial undivided interests of approximately _____% and _____%, respectively, in a trust fund (the "Trust Fund") consisting primarily of a pool of conventional, fixed-rate, one- to four-family first mortgage loans (the "Mortgage Loans") held by ____________________________________________, as custodian (the "Custodian"), pursuant to a Custodial Agreement, dated as of _____________ 1, 199_, among the Company, the Master Servicer, the Custodian and the Trustee (the "Custodial Agreement"). The Master Servicer acquired the
Mortgage  Loans  through  its  mortgage  loan  purchase   program  from  various
seller/servicers. The Master Servicer transferred the Mortgage Loans to the Company pursuant to an Assignment and Assumption Agreement, dated ________________, 199_ (the "Assignment and Assumption Agreement") in exchange for immediately available funds, [the Excess Spread,] the Class _ Certificates and a de minimis portion of the Class R Certificates. The Company will sell the Class _ Certificates and the Class R Certificates other than a de minimis portion thereof (the "Underwritten Certificates") to _________________________ (the "Underwriter") pursuant

---------------------
------------------------
_______ __, 199_
Page 2


to an Underwriting Agreement, dated _________________, 199_, among the Company, RFC and the Underwriter (the "Underwriting Agreement"; the Pooling and Servicing Agreement, the Custodial Agreement, the Underwriting Agreement and the
Assignment and Assumption Agreement, collectively, the "Agreements"). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreements. This opinion letter is rendered pursuant to Section
6.5 of the Underwriting Agreement.

         In connection with rendering this opinion letter, I have examined the Agreements and such other records and other documents as I have deemed
necessary.   As  to  matters  of  fact,   I  have   examined   and  relied  upon
representations of the parties contained in the Agreements and, where I have deemed appropriate, representations and certifications of officers of the Company, the Master Servicer, the Trustee or public officials. I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the original of all documents submitted to me as copies. I have assumed that all parties, except for the Company and the Master Servicer, had the corporate power and authority to enter into and perform all obligations thereunder. As to such parties, I also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the enforceability of such documents. I have assumed that there is not and will not be any other agreement that materially supplements or otherwise modifies the agreements expressed in the Agreements. I have further assumed the conformity of the Mortgage Loans and related documents to the requirements of the Agreements.

         In rendering this opinion letter, I do not express any opinion concerning law other than the law of the State of Minnesota, the corporate law of the State of Delaware and the federal law of the United States, and I do not express any opinion concerning the application of the "doing business" laws or the securities laws of any jurisdiction other than the federal securities laws of the United States. I do not express any opinion on any issue not expressly addressed below.

         Based upon the foregoing, I am of the opinion that:

         1. The Company and the Master Servicer are duly incorporated and are validly existing as corporations in good standing under the laws of the State of Delaware, and each has the requisite power and authority, corporate or other, to own its properties and conduct its busi-

ness, as presently conducted by it, and to enter into and perform its obligations under the Agreements.

---------------------
------------------------
_______ __, 199_
Page 3


         2. Each of the Agreements has been duly and validly authorized, executed and delivered by the Company and the Master Servicer and, upon due authorization, execution and delivery by other parties thereto, will constitute the valid, legal and binding agreements of the Company and the Master Servicer, enforceable against the Company and the Master Servicer in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the rights of creditors, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreements which purport to provide indemnification with respect to securities law violations.

         3. The Offered Certificates, when duly and validly executed, authenticated and delivered in accordance with the Pooling and Servicing
Agreement, will be entitled to the benefits of the Pooling and Servicing Agreement.

         4. No consent, approval, authorization or order of the State of Minnesota or federal court or governmental agency or body is required for the consummation by the Company or the Master Servicer of the transactions contemplated by the terms of the Agreements, except for those consents, approvals, authorizations or orders which previously have been obtained.

         5. Neither the sale, issuance and delivery of the Underwritten Certificates as provided in the Agreements, nor the consummation of any other of the transactions contemplated by, or the fulfillment of any other of the terms of, the Agreements, will result in a breach of any term or provision of the charter or bylaws of the Company or the Master Servicer or any State of Minnesota or federal statute or regulation or conflict with, result in a breach, violation or acceleration of or constitute a default under the terms of any indenture or other material agreement or instrument to which the Company or the Master Servicer is a party or by which it is bound or any order or regulation of any State of Minnesota or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or the Master Servicer.

---------------------
------------------------
_______ __, 199_
Page 4


         This opinion letter is rendered for the sole benefit of each addressee hereof, and no other person or entity, except Thacher Proffitt & Wood, is entitled to rely hereon without my prior written consent. Copies of this opinion letter may not be furnished to any other person or entity, nor may any portion of this opinion letter be quoted, circulated or referred to in any other document without my prior written consent.

                                                              Very truly yours,



                                                              Lorna P. Gleason
                                                              General Counsel

                                    EXHIBIT C

                        [------------------------------]


                                                          ________________, 1996







Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437
Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

[Name and address of Trustee]

                  Re:      Residential Funding Mortgage Securities I, Inc.
                Mortgage Pass-Through Certificates, Series 199_-
                           S__

Ladies and Gentlemen:

         In connection with the issuance of the above-referenced Certificates pursuant to the Pooling and Servicing Agreement, dated as of ____________ 1, 199_ (the "Pooling and Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc., as Company, Residential Funding Corporation, as Master Servicer and _____________________, as Trustee (the "Trustee"), we have been asked to furnish this opinion. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

         In arriving at the opinions expressed below, we have examined and relied upon the originals or copies, certified or otherwise identified to our satisfaction, of the Pooling and Servicing Agreement and of such documents, instruments and certificates, and we have made such investigations of law, as we have deemed appropriate as the basis for the opinions expressed below. We have assumed but have not verified that the signatures on all documents that we have examined are genuine and that each person signing each such document was duly authorized to sign such document on behalf of the person or entity purported to be bound thereby.

------------------------
Residential Funding Corporation
Residential Funding Mortgage Securities, Inc.
---------------------
_____________, 199_
Page 2

         Based on the foregoing, we are of the opinion that:


         The Trustee has full corporate power and authority to execute and deliver the Pooling and Servicing Agreement, the Custodial Agreement and the Certificates and to perform its obligations under the Pooling and Servicing Agreement and the Custodial Agreement.

                  Each of the Pooling and Servicing Agreement and the Custodial Agreement has been duly authorized, executed and delivered by the Trustee, and the Trustee has duly executed and delivered the Certificates as provided in the Pooling and Servicing Agreement.

                  The Pooling and Servicing Agreement is a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, receivership and similar laws affecting the rights of creditors generally, and subject, as to enforceability, to general principles of equity, regardless of whether such enforcement is considered in a proceeding at law or in equity.

                  In the event that the Master Servicer defaults in its obligation to make Advances pursuant to Section 4.04(b) of the Pooling and Servicing Agreement, the Trustee is not, as of the date hereof, prohibited by any provision of its Restated Organization Certificate or By-Laws or by any provision of the banking and trust laws of the State of New York from assuming, pursuant to Section 7.02 of the Pooling and Servicing Agreement, the obligation to make such Advances.

         We express no opinion as to the laws of any jurisdiction other than the laws of the State of New York.

         We are furnishing this opinion to you solely for your benefit. This opinion may not be used, circulated, quoted or otherwise referred to for any other purpose.

                                                              Very truly yours,







                                    EXHIBIT D

                          [---------------------------]

                                                           _______________, 199_

Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard - Suite 600
Minneapolis, Minnesota 55437





Dear Sir or Madam:

         We have acted as special counsel for Residential Funding Corporation in connection with the sale by Residential Funding Mortgage Securities I, Inc. (the "Company") of certificates entitled Mortgage Pass-Through Certificates, Series 199_-S__, consisting of _________ classes of Mortgage Pass-Through Certificates (the "Senior Certificates") and ___________ classes of subordinate certificates (together with the Senior Certificates, the "Certificates"). The Certificates in the aggregate will evidence the entire beneficial ownership interest in a trust fund (the "Trust Fund") that will own a pool of mortgage loans (the "Mortgage Loans"). [A] [Two separate] "real estate mortgage investment conduit" ("REMIC") election[s] will be made in connection with the Trust Fund for federal income tax purposes. The Certificates are being issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") dated as of ______________ 1, 199_, among the Company; Residential Funding Corporation, as master servicer; and __________________________________, as trustee. We have examined an execution copy of the Pooling and Servicing Agreement, the Prospectus dated ______________, 199_, and the Prospectus Supplement, dated ________________, 199_ and our opinion is based thereon.

         Based upon our examination and assuming that the Trust Fund will be treated as a REMIC for federal income tax purposes, we are of the opinion that the Trust Fund will not be subject to Minnesota income or franchise taxes and that holders of Certificates who are not residents of or otherwise subject to tax in Minnesota will not be subject to Minnesota income or franchise taxes with respect to income derived from the Certificates.

                                                              Very truly yours,

                                                              ---------------

                                    EXHIBIT E

                              Excluded Information

                                    EXHIBIT F

                             Underwriter Information

[TPW: NY01:615274.1] 16069-00418  10/24/97 07:06PM

                                    EXHIBIT G



                                                        __________________, 199_



Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

             Re:      Residential Funding Mortgage Securities I, Inc.,
                       Mortgage Pass-Through Certificates,
                      Series 199_-S__, Class _ and Class R


         Pursuant to Section 4 of the Underwriting Agreement, dated _______________, 199_, among Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and ________________________ (the "Underwriter") relating to the Certificates referenced above (the "Underwriting Agreement"), the undersigned does hereby certify that:

         (a) The prepayment assumption used in pricing the Certificates was ______% SPA.

         (b) Set forth below is (i), the first price, as a percentage of the principal balance of each class of Certificates, at which 10% of the aggregate principal balance of each such class of Certificates was sold to the public at a single price, if applicable, or (ii) if more than 10% of a class of Certificates have been sold to the public but no single price is paid for at least 10% of the aggregate principal balance of such class of Certificates, then the weighted average price at which the Certificates of such class were sold expressed as a percentage of the principal balance of such class of Certificates, or (iii) if less than 10% of the aggregate principal balance of a class of Certificates has been sold to the public, the purchase price for each such class of Certificates paid by the Underwriter expressed as a percentage of the principal balance of such class of Certificates calculated by: (1) estimating the fair market value of each such class of Certificates as of __________________, 199_; (2) adding such estimated fair market value to the aggregate purchase price of each class of Certificates described in clause (i) or (ii) above; (3) dividing each of the fair market values determined in clause (1) by the sum obtained in clause (2);
(4) multiplying  the quotient  obtained for each class of Certificates in clause
(3) by the purchase price paid by the Underwriter for all the Certificates;  and
(5) for each class of Certificates, dividing the product obtained from such class of Certificates in clause (4) by the original principal balance of such class of Certificates:

Residential Funding Mortgage
  Securities I, Inc.
________ __, 199_
Page 2


                  Class _: __________________
                  Class R: __________________

                  [* less than 10% has been sold to the public]

The prices set forth above do not include accrued interest with respect to periods before closing.




                                                              By:

                                                              Name:

                                                              Title:

                                    EXHIBIT H

                                [Form of Legend]

                                    EXHIBIT I

                                   [Bid Sheet]

                                   EXHIBIT 5.1































                                                                November 5, 1997


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437

             Re: Residential Funding Mortgage Securities I, Inc. Mortgage Pass-Through Certificates;
                      Registration Statement on Form S-3

Dear Sirs:

                  We are counsel to Residential Funding Mortgage Securities I, Inc., a Delaware corporation (the "Registrant") in connection with the registration under the Securities Act of 1933, as amended (the "Act"), of Mortgage Pass-Through Certificates (the "Certificates"), and the related preparation and filing of a Registration Statement on Form S-3 (the "Registration Statement"). The Certificates are issuable in series under separate pooling and servicing agreements (each such agreement, a "Pooling and Servicing Agreement"), among the Registrant, a master servicer to be identified in the prospectus supplement for such series of Certificates and a trustee to be identified in the prospectus supplement for such series of Certificates. Each Pooling and Servicing Agreement will be substantially in the form filed as an Exhibit to the Registration Statement.

Residential Funding Mortgage Securities I, Inc.
November 5, 1997                                                         Page 2.

                  In connection with rendering this opinion letter, we have examined the forms of the Pooling and Servicing Agreements contained as Exhibits in the Registration Statement, the Registration Statement and such records and other documents as we have deemed necessary and relevant. As to matters of fact, we have examined and relied upon representations or certifications of officers of the Registrant or public officials. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents. We have assumed that all parties, other than the Registrant, had the corporate power and authority to enter into and perform all obligations thereunder, and, as to such parties, we also have assumed the due authorization by all requisite corporate action, the due execution and delivery and the validity, binding effect and enforceability of such documents.

                  In rendering this opinion letter, we express no opinion as to the laws of any jurisdiction other than the laws of the State of New York and the corporate laws of the State of Delaware, nor do we express any opinion, either implicitly or otherwise, on any issue not expressly addressed below. In rendering this opinion letter, we have not passed upon and do not pass upon the application of "doing business" or the securities laws of any jurisdiction. This opinion letter is further subject to the qualification that enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other laws affecting the enforcement of the rights of creditors generally and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

                  Based on the foregoing, we are of the opinion that:

     1. When a Pooling and Servicing Agreement for a series of Certificates has been duly authorized by all necessary action and duly executed and delivered by the parties thereto, such Pooling and Servicing Agreement will be a legal and valid obligation of the Registrant.

     2. When a Pooling and Servicing Agreement for a series of Certificates has been duly authorized by all necessary action and duly executed and delivered by the parties thereto, and when the Certificates of such series have been duly executed and authenticated in accordance with the provisions of that Pooling and Servicing Agreement, and issued and sold as contemplated in the Registration Statement and the prospectus and prospectus supplement delivered in connection therewith, such Certificates will be legally and validly issued and outstanding, fully paid and non-assessable, and the holders of such Certificates will be entitled to the benefits of that Pooling and Servicing Agreement.

     3. The description of federal income tax consequences appearing under the heading "Certain Federal Income Tax Consequences" in the prospectus contained in the Registration Statement, while not purporting to discuss all possible federal income tax

Residential Funding Mortgage Securities I, Inc.
November 5, 1997                                                         Page 3.
consequences of an investment in Certificates, is accurate with respect to those tax consequences which are discussed.

                  We hereby consent to the filing of this opinion letter as an Exhibit to the Registration Statement, and to the use of our name in the prospectus and prospectus supplement included in the Registration Statement under the heading "Legal Matters", and in the prospectus included in the Registration Statement under the heading "Certain Federal Income Tax Consequences", without admitting that we are "experts" within the meaning of the Act, and the rules and regulations thereunder, with respect to any part of the Registration Statement, including this Exhibit.


                                      Very truly yours,

                                      THACHER PROFFITT & WOOD

                                      By /s/ Thacher Proffitt & Wood

                                   Exhibit 5.2





                                                                November 5, 1997



Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437


Ladies and Gentlemen:

         At your request, we have examined the Registration Statement on Form S-3, to be filed by Residential Funding Mortgage Securities I, Inc., a Delaware corporation (the "Registrant"), with the Securities and Exchange Commission on November 5, 1997 (the "Registration Statement"), in connection with the registration under the Securities Act of 1933, as amended (the "Act") of Mortgage Pass-Through Certificates (the "Certificates"). The Certificates are issuable in series (each, a "Series") under a separate Pooling and Servicing Agreement (each such agreement, a "Pooling and Servicing Agreement") by and among the Registrant, the Master Servicer or Servicer named therein and the Trustee named therein. The Certificates of each Series are to be sold as set forth in the Registration Statement, any amendment thereto, and the prospectus and prospectus supplement relating to such Series.

         We have examined such instruments, documents and records as we deemed relevant and necessary as a basis of our opinion hereinafter expressed. In such examination, we have assumed the following: (a) the authenticity of original documents and the genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as copies; and (c) the truth, accuracy and completeness of the information, representations and warranties contained in the records, documents, instruments and certificates we have reviewed.

         Based on such examination, we are of the opinion that when the issuance of each Series of Certificates has been duly authorized by appropriate corporate action and the Certificates of such Series have been duly executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement relating to such Series and sold, the Certificates will be legally issued, fully paid, binding obligations of the trust created by the Pooling and Servicing Agreement, and the holders of the Certificates will be entitled to the benefits of the Pooling and Servicing Agreement, except as enforcement thereof may be limited by applicable

Residential Funding Mortgage Securities I, Inc.
November 5, 1997
Page 2

bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance, moratorium, or other laws relating to or affecting the rights of creditors generally and general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name wherever appearing in the Registration Statement and the prospectus contained therein. In giving such consent, we do not consider that we are "experts," within the meaning of the term as used in the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this opinion as an exhibit or otherwise.


                                        Very truly yours,

                                        /s/ Orrick, Herrington & Sutcliffe LLP

                                        ORRICK, HERRINGTON & SUTCLIFFE LLP

                                   Exhibit 8.2





                                                              November 5, 1997


Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Ladies and Gentlemen:

         We have advised Residential Funding Mortgage Securities I, Inc. (the "Registrant") with respect to certain federal income tax aspects of the issuance by the Registrant of its Mortgage Pass-Through Certificates, issuable in series (the "Certificates"). Such advice conforms to the description of selected federal income tax consequences to holders of the Certificates that appears under the heading "Certain Federal Income Tax Consequences" in the prospectus (the "Prospectus") forming a part of the Registration Statement on Form S-3 as prepared for filing by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), on November 5, 1997 (the "Registration Statement"). Such description does not purport to discuss all possible income tax ramifications of the proposed issuance, but with respect to those tax consequences which are discussed, in our opinion the description is accurate in all material respects.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name wherever appearing in the Registration Statement and the Prospectus contained therein. In giving such consent, we do not consider that we are "experts," within the meaning of the term as used in the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this opinion as an exhibit or otherwise.


                                Very truly yours,

                                /s/ Orrick, Herrington & Sutcliffe LLP

                                ORRICK, HERRINGTON & SUTCLIFFE LLP